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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3373

SEGALL BRYANT & HAMILL TRUST
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Derek W. Smith, Secretary
Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(303) 623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Segall Bryant & Hamill Micro Cap Fund
(Ticker Symbol: Retail - WTMIX)

Segall Bryant & Hamill Small Cap Value Fund
(Ticker Symbol: Retail - SBRVX; Institutional - SBHVX)

Segall Bryant & Hamill Small Cap Value Dividend Fund
(Ticker Symbol: Retail - WTSVX; Institutional - WISVX)

Segall Bryant & Hamill Small Cap Growth Fund
(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Small Cap Core Fund
(Ticker Symbol: Retail - SBHCX; Institutional - SBASX)

Segall Bryant & Hamill Mid Cap Value Dividend Fund
(Ticker Symbol: Retail - WTMCX; Institutional - WIMCX)

Segall Bryant & Hamill All Cap Fund
(Ticker Symbol: Retail - SBRAX; Institutional - SBHAX)

Segall Bryant & Hamill Emerging Markets Fund
(Ticker Symbol: Retail - SBHEX; Institutional - SBEMX)

Segall Bryant & Hamill International Small Cap Fund
(Ticker Symbol: Retail - SBHSX; Institutional - SBSIX)

Segall Bryant & Hamill Fundamental International Small Cap Fund
(Ticker Symbol: Retail - WTIFX; Institutional - WIIFX)

Segall Bryant & Hamill Global Large Cap Fund
(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Workplace Equality Fund
(Ticker Symbol: Retail – WEQRX; Institutional – WEQIX)

Segall Bryant & Hamill Short Term Plus Fund
(Ticker Symbol: Retail - SBHPX; Institutional - SBAPX)

Segall Bryant & Hamill Plus Bond Fund
(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund
(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund
(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund
(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

ANNUAL REPORT
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.sbhfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Table of Contents

Shareholder Letter	1
Segall Bryant & Hamill Micro Cap Fund	2
Segall Bryant & Hamill Small Cap Value Fund	4
Segall Bryant & Hamill Small Cap Value Dividend Fund	6
Segall Bryant & Hamill Small Cap Growth Fund	8
Segall Bryant & Hamill Small Cap Core Fund	10
Segall Bryant & Hamill Mid Cap Value Dividend Fund	12
Segall Bryant & Hamill All Cap Fund	14
Segall Bryant & Hamill Emerging Markets Fund	16
Segall Bryant & Hamill International Small Cap Fund	18
Segall Bryant & Hamill Fundamental International Small Cap Fund	20
Segall Bryant & Hamill Global Large Cap Fund	22
Segall Bryant & Hamill Workplace Equality Fund	24
Segall Bryant & Hamill Short Term Plus Fund	26
Segall Bryant & Hamill Plus Bond Fund	28
Segall Bryant & Hamill Quality High Yield Fund	30
Segall Bryant & Hamill Municipal Opportunities Fund	32
Segall Bryant & Hamill Colorado Tax Free Fund	34
Fund Expenses	36
Important Disclosures	40
Trustees and Officers	43
FINANCIAL STATEMENTS	47
Statements of Investments	47
Statements of Assets and Liabilities	112
Statements of Operations	116
Statements of Changes in Net Assets	121
Financial Highlights	127
Notes to Financial Statements	158
Report of Independent Registered Public Accounting Firm	179
Shareholder Tax Information	181
Other Important Information	183

Annual Report | December 31, 2019 |

Intentionally Left Blank

Segall Bryant & Hamill Funds	Shareholder Letter
December 31, 2019 (Unaudited)

Dear Fellow Shareholders,

When we look at 2019 in the rearview mirror, we think it will be remembered as one of the strangest years in some time. Stock market returns were strong even as asset flows continued to be challenging. If you recall, 2019 opened on the heels of a historic pullback in the fourth quarter of 2018. From nearly the first day of 2019, however, market returns in both equities and fixed income soared. The performance of our individual funds continued to be strong throughout the year, with our small cap funds in particular providing strong investment performance for our shareholders. While overall asset flows into passive funds outstripped active fund flows, we believe our rigorous proprietary research and focus on risk management should allow our shareholders to remain confident in our active management approach. As we said in last year’s letter, we continue to refine our mutual fund lineup so that we are offering shareholders a strong array of funds across the asset allocation spectrum.

At the end of each of the last two years, we have thought that the following year would be good for Main Street (i.e., the economy) but not necessarily for Wall Street (i.e., the markets). We are 2-for-2 on the economy and 1-for-2 on the markets. In our opinion, the ingredients for a recession in the United States are not present at this time. Keep in mind that any particular sector of the economy can experience a downturn, but if the problem doesn’t spread into the banking system, a recession is unlikely. Think of a downturn in car sales, just for the purpose of illustration. If weak auto sales do not translate into repossessions and loan losses of a meaningful magnitude, the trouble will be confined to the auto sector. For the U.S. economy, the big concerns today are risks created from a changing landscape in foreign trade, both man-made and natural. The man-made risks include the ongoing attempts to reshape international trade patterns. Rather than continuing to forge large multinational trading pacts, the trend is for increasingly frequent use of tariffs in addition to regional and bilateral trade treaties. This shift has caused considerable concern that current weakness in foreign trade will accelerate and trigger a recession.

Some have suggested that weakness abroad, for example, in China or in Europe, could drag the U.S. economy down. The reality, however, is that the degree of U.S. exposure to trends in foreign economies is lower than any other developed economy. Our economy is much more insulated than others from trends in global trade. Exports and imports represent roughly 30% of the GDP for the average member of the G-20. For the United States, that figure is 17%. This factors into a second, more natural threat to global trade—the threat posed by the coronavirus COVID-19. The Chinese economy is experiencing major disruptions of economic activity, which we hope are transitory, but which could have major effects on global growth if the threat is not contained soon. Since the U.S. economy will likely be less affected than others, we expect that the dollar should remain strong as capital from abroad (where in many cases interest rates are negative) flows to our relatively strong economy (where interest rates are positive). A stronger dollar should help inhibit domestic inflation, which would mean domestic interest rates would not need to rise much, if at all.

From the point of view of the stock market, the implications of such a framework are a bit more mixed. The bulk of the market’s return in 2019 (95% of it, according to our internal research) was driven by multiple expansion, an expansion in the price-to-earnings ratio that is commonly used to measure the market value of companies. That in turn was driven by the U.S. Federal Reserve (the Fed) reversing course during the year and lowering interest rates after having raised them in 2018. The real long-term driver of returns cannot be multiple expansion indefinitely. It must be, instead, the growth in corporate profits. In the last five years, companies have been able to squeeze out costs and continue to increase growth in profits despite sluggish revenue growth. One has to wonder, with unemployment levels at 50-year lows and a considerable amount of political pressure to see wages rise, how long this can continue. Lower interest rates in 2019 may have masked this impact, but if rates don’t continue to decline, identifying the companies that can indeed grow profits will become an increasingly important element in investment success.

As an active fund manager, we believe our approach to risk management is particularly compelling when the markets are turbulent as it provides us with the opportunity to seek to protect shareholder assets when the market declines. We believe investors in passive index strategies will learn that they own all the downside when the market corrects. Timing when such a correction will occur is not part of our approach to investing. Rather, maintaining our time-tested discipline is what has proven to be beneficial to our shareholders in the past, a factor which we believe will prevail going forward in this environment.

As always, thank you for your investment in the Segall Bryant & Hamill Funds.

Mary K. Anstine Chairman	Philip L. Hildebrandt, CFA President

The views of the author and information discussed in the shareholder letter and the manager commentaries are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter or the manager commentaries. The subject matter contained in this letter and the manager commentaries has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Segall Bryant & Hamill, Segall Bryant & Hamill Funds, nor any Segall Bryant & Hamill Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Annual Report | December 31, 2019 |	1

Segall Bryant & Hamill Micro Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager
Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	16.52%	2.31%	4.85%	10.95%	8.15%	6/23/08
Russell Microcap® Index	22.42%	6.39%	6.57%	11.26%	8.29%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.99%, Net: 1.05%

Sector Allocation (as of 12/31/19)

Health Care	25.7%
Financials	24.5%
Industrials	11.2%
Information Technology	11.0%
Consumer Discretionary	9.3%
Energy	5.4%
Real Estate	4.3%
Communication Services	3.2%
Materials	2.5%
Consumer Staples	2.2%
Utilities	1.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

IVERIC bio, Inc.	1.8%
Photronics, Inc.	1.6%
Perficient, Inc.	1.5%
First Choice Bancorp	1.3%
Teekay Tankers Ltd.	1.3%
Prothena Corporation PLC	1.3%
Vanda Pharmaceuticals, Inc.	1.3%
Pro-Dex, Inc.	1.2%
Miller Industries, Inc.	1.2%
Financial Institutions, Inc.	1.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.05% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

2	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

U.S. micro-cap stocks, as measured by the Russell Microcap® Index, rose 22.4% in 2019, recording their best calendar year return since 2013, when the benchmark was up 45.6%. The year got off to a strong start with the Index returning 13.1% in the first quarter as the Federal Reserve signaled it would take a cautious approach to raising interest rates. Stocks rose just 0.9% in the second quarter and fell 5.5% in the third quarter as trade war rhetoric between the U.S. and China heated up and the U.S. placed additional tariffs on Chinese goods. Stocks rallied 13.4% in the fourth quarter as trade war news became more optimistic, culminating with an announcement of a phase one trade deal between the U.S. and China in December. Nine of 11 benchmark sectors ended the year with positive returns with the best performer being Information Technology, which was boosted by the performance of semiconductor stocks. Real Estate, Health Care, and Industrials also outperformed the broader market. Energy and Communication Services were the two sectors that ended the year with negative returns.

Fund Performance

The Segall Bryant & Hamill Micro Cap Fund ended 2019 with a gain of 16.52%, with its benchmark, the Russell Microcap® Index, returning 22.42%.

Contributors to Return

On an absolute basis, the Fund’s best-performing sectors were Industrials, Real Estate, and Information Technology. On a relative basis, Industrials, Financials, and Consumer Staples were the highest contributors.

Detractors from Return

On an absolute basis, the Fund’s worst-performing sectors were Communication Services, Materials, and Energy. On a relative basis, Health Care, Communication Services, and Consumer Discretionary were the largest detractors.

Outlook and Positioning

Despite posting a 22.4% return for the year, the Russell Microcap® Index lagged its large cap counterpart for the third year in a row and its small cap counterpart for the sixth year in a row. The shortfall versus small cap, as measured by the Russell 2000® Index (+25.5%), was 3.1% and versus large cap, as measured by the Russell 1000® Index (+31.4%), was even greater at 9.0%. Over one-third of the relative outperformance of large-cap over micro-cap was due to the Information Technology sector, where companies with significant weights in the Russell 1000® Index, such as Apple and Microsoft, have performed extremely well (2019 returns of +88.1% and +56.9%, respectively). The continued dominance of mega-cap names has driven valuations higher and the Russell Microcap® Index is now trading at a 47% discount on price-to-book and a 31% discount on price-to-earnings versus the Russell 1000® Index. Within the micro-cap space, after outperforming in 2018, the Russell Microcap® Value Index (+21.3%) underperformed the Russell Microcap® Growth Index (+23.3%) by 2.0% in 2019. While disappointing, the underperformance of micro-cap stocks versus larger-cap stocks and of our strategy versus the benchmark, has left both well positioned, in our view, on a valuation basis heading into 2020.

Stock Performance (for the year ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Teekay Tankers Ltd.	0.56%	1.12%	Verso Corp.	0.45%	-0.46%
Perficient, Inc.	1.35	1.07	Vanda Pharmaceuticals, Inc.	1.05	-0.47
IVERIC bio, Inc.	0.10	0.97	Meridian Bioscience, Inc.	0.66	-0.53
Vectrus, Inc.	0.53	0.89	Assertio Therapeutics, Inc.	0.55	-0.72
Atkore International Group, Inc.	1.04	0.88	Pareteum Corp.	0.25	-0.77

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	3

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small-capitalization companies.

Fund Management

Mark T. Dickherber, CFA, CPA Portfolio Manager
Shaun P. Nicholson Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (SBRVX)	24.62%	9.75%	8.71%	—	9.38%	12/9/19
Institutional Class (SBHVX)	24.62%	9.75%	8.71%	—	9.38%	7/31/13
Russell 2000® Value Index	22.39%	4.77%	6.99%	—	7.75%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.29%, Net: 1.14%
Institutional Class Annual Expense Ratio (per the current prospectus) – Gross: 1.14%, Net: 0.99%

Sector Allocation (as of 12/31/19)

Financials	15.5%
Information Technology	14.6%
Industrials	11.9%
Materials	9.7%
Health Care	9.0%
Real Estate	7.8%
Energy	7.5%
Consumer Staples	6.7%
Consumer Discretionary	5.5%
Utilities	3.4%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Hain Celestial Group, Inc.	5.3%
NCR Corp.	4.3%
Innophos Holdings, Inc.	4.0%
Orthofix Medical, Inc.	3.9%
Progress Software Corp.	3.2%
Jack in the Box, Inc.	3.2%
Equity Commonwealth	3.1%
Regal Beloit Corp.	3.0%
FireEye, Inc.	2.7%
WPX Energy, Inc.	2.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

4	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The severe market pullback in the fourth quarter of 2018 on concerns around the slowing global economy, the Federal Reserve (Fed) interest rate tightening policy and heightened trade tensions gave way to a strong 2019 that was also very much policy driven. The Fed shifted from hawkish to dovish, cutting interest rates three times before indicating that the economy could support moderate growth. At the same time, trade negotiations with China appeared to make progress and the risk of further tariffs dissipated. Combined, these developments propelled investor sentiment and drove a risk-on rally in the back-half of the year. The rally occurred despite economic uncertainty and brought with it increased volatility, which has continued into the new year.

Fund Performance

From the Fund’s prior fiscal year-end, June 30, 2019 through December 31, 2019, the Segall Bryant & Hamill Small Cap Value Fund returned 7.30% (institutional class) versus 7.87% for its benchmark, the Russell 2000® Value Index.

Contributors to Return

Energy, Industrials and Materials were the Fund’s largest positive contributors to relative performance. Hain Celestial Group (HAIN) was a top contributor to performance. We have maintained our position with the expectation of continued positive transformation of the company through its divestitures, mergers & acquisitions (M&A) and significant Return on Invested Capital (ROIC) improvement. NCR Corporation (NCR) was a top contributor. The company’s revenue rose by double digits in each of its three core operating segments during the period and we trimmed our position following positive performance. SPX Corporation (SPXC), a global supplier of infrastructure equipment, was a top performer during the period. We trimmed our position on strength following positive performance.

Detractors from Return

From a sector perspective, Information Technology, Consumer Discretionary, and Health Care detracted from relative performance. Orthofix Medical, Inc. (OFIX) was a top detractor, although we took the opportunity to add to the position given product-driven and long-term capital allocation catalysts including our due diligence on the new CEO. C&J Energy Services (CJ) was a top detractor from relative performance. The company merged with Keane Group Inc. during the period to become NexTier Oilfield Solutions Inc. The combined company offset a portion of the losses from CJ for the year. Red Lion Hotels (RLH) was another top detractor. We trimmed our position following the CEO’s departure in the fourth quarter.

Outlook and Positioning

As we think about 2020 – and the coming decade – we aim to keep an open mind. We hear so many predictions and prognostications which seem to assume that the year or decade will function in a linear way. This, in fact, is great for us because the market has been and continues to be anything but linear as to what will outperform. We believe this environment supports our approach of managing reward to risk, focusing on our return on invested capital process, and ensuring we learn from our mistakes. Our mandate is to provide clients with the appropriate exposures, which we expect will drive solid outperformance on a net basis over cycles. We don’t make big predictions on the market, but instead seek mispricing by the market – where too much risk is priced into a company – to buy where there’s a potential for catalysts of change – or sell where not enough risk is priced in.

We have little doubt that the 2020s will be volatile and filled with a multitude of unexpected fears – or even greed – at times. Thinking linearly on anything is a disservice to our clients and ourselves; thus, we remain open-minded on outcomes and attempt to balance risk pragmatically as fears and realities shift. We manage risk throughout our process and invest in companies with management teams that are aligned with our philosophical underpinning. We remain steadfast in our philosophical belief that focusing on ROIC in our unique way, understanding defendable competitive advantages, finding management teams that are growing stronger and smarter, coupled with our risk management approach will continue to help position the portfolio to generate outperformance over market cycles. Our philosophy and years of honing our process are driven by our passion for investing. We are grateful for the opportunity to do this daily and thankful for our clients and consultant partners who make this possible. Striving to grow and improve, for the benefit of our clients, is a critical part of our ethos. Thank you for your continued support on this journey.

Please note that following the conversion to the Segall Bryant & Hamill Trust, the Fund’s fiscal year was changed to December 31 and as a result you are receiving this report for the period since the Fund’s prior fiscal year-end to December 31, 2019.

Stock Performance (for the six months ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Hain Celestial Group, Inc.	4.20%	1.08%	Red Lion Hotels Corp.	0.46%	-0.29%
SPX Corp.	1.78	0.86	PDC Energy, Inc.	1.22	-0.30
WPX Energy, Inc.	1.52	0.61	C&J Energy Services, Inc.	0.59	-0.33
Innophos Holdings, Inc.	4.21	0.60	Conduent, Inc.	1.00	-0.34
NCR Corp.	4.63	0.53	Orthofix Medical, Inc.	3.54	-0.42

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	5

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing primarily in small, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	15.10%	-0.86%	3.03%	8.89%	5.96%	12/13/04
Institutional Class (WISVX)	15.26%	-0.68%	3.22%	9.06%	6.08%	9/28/07
Russell 2000® Value Index	22.39%	4.77%	6.99%	10.56%	7.04%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.19%, Net: 1.14%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.05%, Net: 0.99%

Sector Allocation (as of 12/31/19)

Financials	33.0%
Real Estate	10.7%
Industrials	10.2%
Information Technology	9.6%
Energy	9.5%
Consumer Discretionary	8.9%
Utilities	4.4%
Materials	3.8%
Health Care	3.6%
Communication Services	1.9%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Enerplus Corp.	2.9%
Southwest Gas Holdings, Inc.	2.8%
Atlantic Union Bankshares Corp.	2.6%
Ensign Group, Inc.	2.5%
Independent Bank Corp.	2.4%
F.N.B. Corp.	2.4%
STAG Industrial, Inc.	2.3%
Radian Group, Inc.	2.2%
Redwood Trust, Inc.	2.2%
EVERTEC, Inc.	2.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

6	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The severe market pullback in the fourth quarter of 2018 on concerns around the slowing global economy, the Federal Reserve (Fed) interest rate tightening policy and heightened trade tensions gave way to a strong 2019 that was also very much policy driven. The Fed shifted from hawkish to dovish, cutting interest rates three times before indicating that the economy could support moderate growth. At the same time, trade negotiations with China appeared to make progress and the risk of further tariffs dissipated. Combined, these developments propelled investor sentiment and drove a risk-on rally in the back half of the year. The rally occurred despite economic uncertainty and brought with it increased volatility, which has continued into the new year.

The heightened volatility that is resulting from this tug-of-war in the markets is providing us with opportunities to own quality businesses at attractive valuations, which we believe will serve our clients well in the coming quarters and years.

Fund Performance

The Segall Bryant & Hamill Small Cap Value Dividend Fund returned 15.10% (retail class) for the year, compared to 22.39% for its benchmark, the Russell 2000® Value Index.

Contributors to Return

The sectors that contributed positively to the Fund’s return relative to its benchmark for the year ended December 31, 2019 were Real Estate, Energy and Communication Services.

Information Technology holding, TTEC Holdings, Inc. (TTEC), was a strong performer as the company outperformed expectations on both revenue and margins in both the TTEC Engage (call center) and TTEC Digital businesses. In addition, the company began breaking out more detail on profitability in those two segments, which demonstrated strong margins in the high growth digital business. There are also pockets of growth in TTEC Engage, including fraud prevention and detection and for hypergrowth customers.

QTS Realty Trust (QTS), a data center REIT, was another top contributor during the year. QTS reported strong revenue and profits as well as a near record level of bookings. The strong bookings highlighted the strength of its core hybrid business, which combines the benefits of public and private cloud storage, as well as additional opportunities to pursue hyperscale leasing, which is leasing to companies that need 10 megawatts of scalable storage.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Information Technology, Consumer Discretionary, and Utilities.

The most meaningful detractor from an individual stock perspective was Phibro Animal Health Corporation (PAHC), a manufacturer of products used to help prevent and treat diseases in the livestock industry. Management introduced guidance for 2020 that fell well short of market expectations due to the impact of African swine fever on the Chinese pig population as well as increased research and development investments in companion health products. While these initiatives enhance the longer-term growth trajectory of the company, we believe they will compress near-term profitability beyond the impact of Chinese growth pressure.

Technology holding InterDigital, Inc. (IDCC), a provider of intellectual property to the mobile communications industry, was another top detractor. InterDigital underperformed in the period as the company is believed to be negatively impacted by the trade war, and it also announced a court proceeding to recover owed revenues from both Huawei and Lenovo. We feel the market has missed the mark on the trade war exposure, as the majority of revenue comes from fixed price and not unit volume-based contracts with Apple and Samsung. We have also seen the current legal strategy bear fruit versus Huawei in the past and expect a similar outcome in the future. Lastly, we are very encouraged by InterDigital’s opportunity to grow their cash flows as they sign new contracts using the intellectual property (IP) acquired from the Technicolor portfolio. Longer term, we think they are nicely positioned for explosive unit volume growth coming from 5G.

Outlook and Positioning

We expect market volatility to continue as numerous moving parts such as economic and trade uncertainty, policy decisions, an upcoming presidential election, and now tensions in the Middle East continue to weigh on investors’ minds. In this environment of uncertainty, we will adhere to our philosophy of investing in dividend-paying stocks that meet our high quality standards trading at attractive valuations, a strategy that has historically been compelling over the long term.

Stock Performance (for the year ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Radian Group, Inc.	2.38%	1.21%	Range Resources Corp.	0.56%	-0.34%
M.D.C. Holdings, Inc.	1.49	0.92	Caleres, Inc.	0.44	-0.43
QTS Realty Trust, Inc.	2.10	0.91	InterDigital, Inc.	2.27	-0.44
ITT, Inc.	1.79	0.83	American Eagle Outfitters, Inc.	1.61	-0.58
TTEC Holdings, Inc.	1.52	0.77	Phibro Animal Health Corp.	1.60	-0.73

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	7

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	28.47%	18.65%	11.59%	—	10.44%	12/20/13
Institutional Class (WISGX)	28.67%	18.83%	11.88%	—	10.75%	12/20/13
Russell 2000® Growth Index	28.48%	12.49%	9.34%	—	8.96%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.49%, Net: 1.14%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.35%, Net: 0.99%

Sector Allocation (as of 12/31/19)

Information Technology	25.7%
Health Care	22.6%
Industrials	14.5%
Financials	10.3%
Consumer Discretionary	8.7%
Materials	4.8%
Communication Services	3.8%
Real Estate	2.4%
Consumer Staples	1.7%
Energy	1.5%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Generac Holdings, Inc.	2.5%
Monolithic Power Systems, Inc.	2.4%
Bright Horizons Family Solutions, Inc.	2.3%
Teladoc Health, Inc.	2.2%
Amedisys, Inc.	2.2%
Envestnet, Inc.	2.2%
Ingevity Corp.	2.0%
Silicon Laboratories, Inc.	2.0%
Cogent Communications Holdings, Inc.	2.0%
Hexcel Corp.	1.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

8	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The year and decade ended with a bang as small cap indices rallied significantly higher in the fourth quarter with the Russell 2000® Growth Index up 11.4%, finishing 2019 up an impressive 28.5%. Although economic growth has been sluggish this decade by historical standards it has been steady. Growth stocks have been one of the biggest beneficiaries of the slower growth environment as investors typically pay a premium for companies that are able to materially grow despite a relatively sluggish expansion backdrop. Indeed, the Russell 2000® Growth has returned 13.0% annualized over the last decade versus the Russell 2000® Value return of 10.6%. While small growth stocks have enjoyed a sizeable gain in performance relative to their small cap value brethren, the truth is that small caps as a whole have lagged large cap stocks in this period. We note that the Russell 1000® Growth and Value Indices were up 15.2% and 11.8% annualized over the last decade, respectively. In our opinion, there is room for small caps to do well relatively going forward.

Fund Performance

For 2019, the Segall Bryant & Hamill Small Cap Growth Fund performed in line with its benchmark, the Russell 2000® Growth Index, returning 28.47% (retail class).

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the year were Information Technology, Financials, and Consumer Discretionary. Generac Holdings, Inc. (GNRC), a leading provider of backup power generation equipment, was the Fund’s top contributor. Growth was strong in the period due to improved product awareness, as well as new opportunities driven by the 5G buildout and its solutions to aid California’s electrical grid infrastructure issues. Entegris, Inc. (ENTG), a leading producer of specialty materials used in semiconductor manufacturing, was also a top contributor for 2019. After mixed results during its second quarter, the company saw a strong snapback in the second half of the year due to its leadership position in next-generation manufacturing processes. EPAM Systems, Inc. (EPAM), a leader in outsourced software development services, outperformed during 2019 after another year of sales growth above 20% year-over-year and strong profitability. While the company remains well positioned to continue developing robust next-generation digital technologies, we exited the position in the fourth quarter after the stock reached a market cap beyond our small cap investing parameters.

Detractors from Return

The three sectors that detracted most from the Fund’s performance relative to its benchmark in the year were Industrials, Communication Services, and Energy. The Fund’s worst-performing stock in 2019 was Inogen, Inc. (INGN), a medical technology provider of portable oxygen concentrators. After several quarters of strong sales growth, orders from its largest customer slowed unexpectedly. Additionally, Inogen experienced surprisingly weak productivity from new sales personnel hired to serve the rapidly growing direct-to-consumer sales channel. These issues raise questions around the market opportunity for Inogen’s portable oxygen concentrators, so we exited the position during the year. Lions Gate Entertainment Corp., (LGF.A), a leading entertainment content producer and distributor, was also a significant detractor during 2019. The company faced margin pressures due to increased investment costs for international expansion efforts and content development. We believe the escalating competitive environment will make it difficult for its Starz offering to grow materially and thus we exited the position. Healthcare Services Group, Inc. (HCSG), a leader in cleaning and food services to the health care industry, was another top detractor. The company encountered customer issues related to payment collections driven by difficult end market conditions for the skilled nursing facility industry. In response, the company restructured many contracts to provide for improved payment terms and visibility. We remain optimistic that the company is in the late stages of this turnaround and we believe it will resume its historical trajectory of consistent growth and improved margins.

Outlook and Positioning

As of the end of 2019, the Fund was overweight primarily in the Information Technology and Financials sectors and underweight primarily in the Health Care and Industrials sectors.

We believe many investors in passive growth ETFs may fail to realize that the biotechnology industry now represents nearly 14% of the Russell 2000® Growth Index, essentially its highest representation on record. According to our research, small cap biotechnology companies have historically had much greater volatility without long-term outperformance versus the benchmark.

Given our focus on consistent, fundamentally stable growth companies, along with increasingly stretched valuations from our vantage point, we are materially underweight the biotech industry. Conversely, our largest overweight remains in the Information Technology sector where we have investments in unique growth stories across semiconductors, software, and services that we believe can thrive across an entire economic cycle.

Stock Performance (for the year ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Generac Holdings, Inc.	2.10%	1.74%	Upwork, Inc.	0.50%	-0.39%
Array BioPharma, Inc.	0.66	1.73	Centennial Resource Development, Inc.	0.57	-0.41
Inphi Corp.	1.66	1.54	Lions Gate Entertainment Corp.	0.68	-0.42
EPAM Systems, Inc.	2.13	1.46	Healthcare Services Group, Inc.	0.92	-0.45
Entegris, Inc.	1.95	1.24	Inogen, Inc.	0.59	-0.83

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	9

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small-capitalization companies.

Fund Management

Jeffrey C. Paulis, CFA, CPA Portfolio Manager
Mark T. Dickherber, CFA, CPA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns*

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (SBHCX)	27.23%	11.52%	8.18%	11.23%	8.81%	12/31/19
Institutional Class (SBASX)	27.23%	11.52%	8.18%	11.23%	8.81%	12/31/19
Russell 2000® Index	25.53%	8.59%	8.23%	11.83%	8.54%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.46%, Net: 1.14%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.31%, Net: 0.99%

Sector Allocation (as of 12/31/19)

Industrials	23.0%
Information Technology	20.4%
Health Care	15.6%
Consumer Discretionary	11.0%
Financials	8.9%
Materials	4.7%
Consumer Staples	4.0%
Real Estate	3.0%
Energy	2.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Hain Celestial Group, Inc.	2.9%
Five9, Inc.	2.6%
Allegiant Travel Co.	2.0%
Carlisle Cos., Inc.	2.0%
RealPage, Inc.	1.9%
Equity Commonwealth	1.8%
Entegris, Inc.	1.8%
Bio-Rad Laboratories, Inc.	1.8%
Insulet Corp.	1.7%
SPX Corp.	1.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

* The quoted performance of the Fund reflects the past performance of Lower Wacker Small Cap Investment Fund, LLC (the “Partnership”), an unregistered limited partnership managed by the portfolio managers of the Fund. The Partnership was organized into the Institutional Class shares on December 31, 2019, the date the Fund commenced operations. The Fund has been managed in the same style and by the same portfolio managers since the Partnership’s inception on December 15, 2003. The Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charge when the Fund was a limited partnership. From its inception on December 15, 2003 through December 31, 2019, the Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended or Subchapter M of the Internal Revenue Code of 986, as amended, which, if they had been applicable, might have adversely affected the Fund’s performance.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

10	| www.sbhfunds.com

Intentionally Left Blank

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	22.04%	3.57%	6.08%	10.32%	8.79%	10/1/98
Institutional Class (WIMCX)	22.22%	3.76%	6.23%	10.40%	8.83%	4/29/16
Russell Midcap® Value Index	27.06%	8.10%	7.62%	12.41%	10.12%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.09%, Net: 0.99%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.96%, Net: 0.84%

Sector Allocation (as of 12/31/19)

Financials	23.0%
Real Estate	11.5%
Utilities	11.2%
Information Technology	10.7%
Industrials	10.6%
Health Care	8.4%
Consumer Discretionary	7.9%
Materials	6.2%
Energy	5.4%
Communication Services	2.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Hasbro, Inc.	2.6%
Quest Diagnostics, Inc.	2.5%
Cerner Corp.	2.4%
Grifols S.A. ADR	2.4%
Southwest Gas Holdings, Inc.	2.3%
Enerplus Corp.	2.3%
MDU Resources Group, Inc.	2.3%
CAE, Inc.	2.3%
FNB Corp.	2.3%
Axis Capital Holdings, Ltd.	2.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

12	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The severe market pullback in the fourth quarter of 2018 on concerns around the slowing global economy, the Federal Reserve (Fed) interest rate tightening policy and heightened trade tensions gave way to a strong 2019 that was also very much policy driven. The Fed shifted from hawkish to dovish, cutting interest rates three times before indicating that the economy could support moderate growth. At the same time, trade negotiations with China appeared to make progress and the risk of further tariffs dissipated. Combined, these developments propelled investor sentiment and drove a risk-on rally in the back half of the year. The rally occurred despite economic uncertainty and brought with it increased volatility, which has continued into the new year.

The heightened volatility that is resulting from this tug-of-war in the markets is providing us with opportunities to own quality businesses at attractive valuations, which we believe will serve our clients well in the coming quarters and years.

Fund Performance

The Segall Bryant & Hamill Mid Cap Value Dividend Fund returned 22.04% (retail class) for the year, compared to 27.06% for its benchmark, the Russell Midcap® Value Index.

Contributors to Return

Sectors that contributed most to relative performance in the year were Real Estate, Financials, and Health Care, driven by stock selection.

Radian Group, Inc. (RDN), a leading provider of mortgage insurance and related services, was a top performer. The company reported strong earnings and increased financial flexibility, which we believe could lead to dividend increases and stock buybacks. In addition, Radian was approached by a private equity firm about a possible transaction. While that transaction did not come to fruition, we believe it reinforces the attractiveness of the company’s business and valuation.

Another strong performer was Industrial sector holding Kansas City Southern (KSU). The company reported better than expected sales and earnings at the end of the year driven by attractive geography and product mix. Operating leverage from strong sales growth coupled with the implementation of Precision Scheduled Railroading drove better than expected margins and cash flows.

Detractors from Return

Sectors that detracted the most from relative performance in the year were Information Technology, Utilities and Consumer Discretionary, driven by stock selection.

Energy sector holding Range Resources (RRC), a natural gas focused exploration and production company operating primarily in Pennsylvania in the Marcellus Shale, was a top detractor. RRC suffered during the period despite strong operational performance as a weak natural gas price environment, driven by global macroeconomic fears, pressured energy stocks. Additionally, investor frustration that they have yet to sell portions of their acreage to reduce the leverage on the balance sheet also weighed on the share price.

Technology sector holding InterDigital, Inc. (IDCC), a provider of intellectual property to the mobile communications industry, was another top detractor. InterDigital underperformed in the period as the company is believed to be negatively impacted by the trade war, and it also announced a court proceeding to recover owed revenues from both Huawei and Lenovo. We feel the market has missed the mark on the trade war exposure, as the majority of revenue comes from fixed price and not unit volume-based contracts with Apple and Samsung. We have also seen the current legal strategy bear fruit versus Huawei in the past and expect a similar outcome in the future. Lastly, we are very encouraged by InterDigital’s opportunity to grow their cash flows as they sign new contracts using the intellectual property (IP) acquired from the Technicolor portfolio. Longer term, we believe they are nicely positioned for explosive unit volume growth coming from 5G.

Outlook and Positioning

We expect market volatility to continue as numerous moving parts such as economic and trade uncertainty, policy decisions, an upcoming presidential election, and now tensions in the Middle East continue to weigh on investors’ minds. In this environment of uncertainty, we will adhere to our philosophy of investing in dividend-paying stocks trading at attractive valuations and that meet our high quality standards, a strategy that has historically been compelling over the long term.

Stock Performance (for the year ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Kansas City Southern	2.60%	1.48%	Teck Resources, Ltd.	0.40%	-0.32%
Genpact, Ltd.	2.04	1.21	InterDigital, Inc.	1.66	-0.32
Radian Group, Inc.	1.85	1.09	Mosaic Co.	0.60	-0.35
Sun Communities, Inc.	2.21	1.03	Range Resources Corp.	0.77	-0.35
Invitation Homes, Inc.	2.06	0.95	Six Flags Entertainment Corp.	1.94	-0.38

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	13

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing primarily in equity securities of any size, including small- and mid-capitalization companies.

Fund Management

Ralph M. Segall, CFA, CIC Portfolio Manager
Suresh Rajagopal, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (SBRAX)	30.60%	13.55%	10.36%	—	10.28%	12/9/19
Institutional Class (SBHAX)	30.60%	13.55%	10.36%	—	10.28%	7/31/13
Russell 3000® Index	31.02%	14.57%	11.24%	—	12.49%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.29%, Net: 0.99%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.14%, Net: 0.84%

Sector Allocation (as of 12/31/19)

Information Technology	23.1%
Health Care	18.2%
Financials	14.3%
Consumer Discretionary	11.4%
Industrials	10.5%
Communication Services	6.4%
Consumer Staples	5.8%
Materials	5.5%
Energy	0.8%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Microsoft Corp.	4.4%
JPMorgan Chase & Co.	3.0%
Visa, Inc.	3.0%
Amazon.com, Inc.	3.0%
Alphabet, Inc.	2.8%
UnitedHealth Group, Inc.	2.3%
Marvell Technology Group, Ltd.	2.3%
Apple, Inc.	2.2%
Reinsurance Group of America, Inc.	2.2%
Microchip Technology, Inc.	2.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

14	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The market closed the year on a strong note, as evidenced by the 9.07% return produced by the S&P 500® Index in the fourth quarter and 31.02% generated by the Russell 3000® Index for the year. This performance stands in stark contrast relative to the correction experienced in the fourth quarter of 2018 and caps off the best annual return the U.S. market has seen since 2013.

As was the case for much of the calendar year, equities continued to be driven in large part by the decisions of global central banks and geopolitical developments. Both themes were generally supportive of market appreciation as investors embraced another U.S. Federal Reserve (Fed) rate cut in October, the ‘Phase 1’ trade agreement between the U.S. and China, and better Brexit clarity following the Conservative Party victory in the UK general election. The Fed’s decision came against an economic backdrop that is still sending mixed messages in the form of a resilient labor market, strong consumer financial health and confidence, subdued inflation, and a manufacturing sector that is in contraction. For their part, public companies confirmed evidence of slower economic growth with S&P constituents posting a -2% earnings decline in the third quarter reporting season (the third consecutive quarter in negative territory), although investors found some optimism as this outcome hurdled lower market estimates.

Fund Performance

From the Fund’s prior fiscal year-end, June 30, 2019 through December 31, 2019, the Segall Bryant & Hamill All Cap Fund (institutional class) returned 7.95%. The return of the Russell 3000® Index benchmark was 10.37%. For the calendar year of 2019, the Fund returned 30.60%, compared to a return of 31.02% for the Russell 3000® Index.

As a reminder, the principal strategy in seeking the Fund’s objective is to invest in companies that maintain higher returns on invested capital (ROIC), quality financial metrics (e.g., free cash flow growth, consistent earnings growth and margin expansion) and strong management teams.

Contributors to Return

At the sector level, the strategy’s best-performing sectors were Financials, Consumer Staples, and Energy. At the individual holding level, several names stood out in terms of their positive contributions to performance for the June 30 through December 31 period:

Apple Inc. rose on better than anticipated performance on new product and service launches. Microsoft Corp. benefited from a continued uptake of their cloud offering and subscription model. JPMorgan Chase & Co. was another contributor aided by their diversified financial model. Alphabet Inc. enjoyed better than expected growth for the year.

Detractors from Return

At the sector level, Health Care, Consumer Discretionary, and Materials were the largest detractors in the period. Several names detracted from relative performance for the period:

Berry Global Group Inc. detracted on global slowdown in packaging. Concho Resources Inc. suffered from a lack of capital efficiency in the energy sector. ICU Medical, Inc. experienced operational missteps in a competitive market. Grubhub, Inc. saw increasing competitive pressures that altered its investment thesis.

Outlook and Positioning

Looking ahead, consensus forecasts call for an earnings recovery (nearly 10% growth) in 2020 which we believe will be balanced by the fact the market is now trading at historically high levels. Entering a new decade and another year in what has proven to be an elongated economic cycle, market participants will also need to factor in the added risk of the 2020 U.S. election and its potential investment implications. We believe that by focusing on high-quality, returns-focused companies, the Segall Bryant & Hamill All Cap Fund is positioned well to successfully navigate whatever fundamental style, fiscal, monetary, or political regime may emerge in the quarters and years ahead.

Please note that following the conversion to the Segall Bryant & Hamill Trust, the Fund’s fiscal year was changed to December 31 and as a result you are receiving this report for the period since the Fund’s prior fiscal year-end to December 31, 2019.

Stock Performance (for the six months ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Apple, Inc.	2.09%	0.92%	Ingevity Corp.	1.18%	-0.27%
Microsoft Corp.	4.28	0.78	Berry Global Group, Inc.	0.24	-0.28
JPMorgan Chase & Co.	2.81	0.71	Concho Resources, Inc.	0.29	-0.40
Alphabet, Inc.	2.76	0.61	ICU Medical, Inc.	0.33	-0.62
Microchip Technology, Inc.	2.23	0.46	Grubhub, Inc.	0.64	-0.73

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	15

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing primarily in equity securities of companies tied economically to emerging markets countries.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager
Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class* (SBHEX)	18.41%	10.02%	5.26%	—	1.73%	6/30/14
Institutional Class** (SBEMX)	18.81%	10.28%	5.50%	—	1.94%	6/30/11
MSCI Emerging Markets Index	18.42%	11.57%	5.61%	—	2.13%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.18%, Net:1.38%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.03%, Net: 1.23%

*	Formerly Class A.

**	Formerly Class I.

Sector Allocation (as of 12/31/19)

Financials	23.0%
Information Technology	16.1%
Consumer Discretionary	12.6%
Communication Services	12.0%
Consumer Staples	8.1%
Energy	7.8%
Materials	6.3%
Industrials	5.5%
Real Estate	3.2%
Health Care	2.8%
Utilities	2.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Samsung Electronics Co., Ltd.	5.0%
Alibaba Group Holding, Ltd. ADR	4.7%
Tencent Holdings, Ltd.	3.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.2%
China Mobile, Ltd.	1.5%
Banco do Brasil S.A.	1.3%
Riyad Bank	1.2%
Ping An Insurance Group Co. of China, Ltd.	1.2%
Naspers, Ltd.	1.1%
China CITIC Bank Corp., Ltd.	1.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 9, 2019 until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.38% and 1.23% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees. Prior to December 9, 2019, the Adviser had contractually agreed to waive the investment advisory fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights would be no more than 1.48% and 1.23% to the Fund’s Class A shares and Class I shares, respectively.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

16	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

For the two months ending December 31, 2019, emerging markets stocks, as measured by the MSCI Emerging Markets Index, returned 7.31% as the U.S. and China agreed on a phase one trade deal, easing fears of further escalation to the trade war. The continuation of supportive monetary policy from global central bankers also helped markets. U.S.-based investors benefited from dollar weakness versus most of the benchmark constituents’ currencies as the index returned 6.4% in local terms. At the regional level, Asia (+7.7%), Europe, Middle East and Africa (EMEA) (+6.9%) and Latin America (+5.8%) all ended in positive territory. In Asia, positive trade war developments helped push equities higher in China (+10.3%), Taiwan (+9.1%), and Korea (+8.4%). The EMEA region’s two largest constituents, South Africa and Russia, outperformed with returns of 9.7% and 7.5%, respectively. Latin America was up 5.8% as Brazil (+7.4%) introduced fiscal policies to reduce its deficit. At the sector level, Real Estate (+11.5%) was the best-performing group, followed by Information Technology (+11.2%), Consumer Discretionary (+10.4%), and Materials (+10.3%). Utilities (+0.8%), Consumer Staples (+1.0%), and Health Care (+2.1%) were the worst-performing sectors, but still managed to post positive returns.

Fund Performance

From the Fund’s prior fiscal year-end, October 31, 2019 through December 31, 2019, the Segall Bryant & Hamill Emerging Markets Fund returned 7.52% (retail class) for the two-month period, outperforming its benchmark, the MSCI Emerging Markets Index, by 0.21%.

Contributors to Return

Security selection at the regional level was mixed: positive in Asia and Latin America, and negative in EMEA. At the country level, selection contributed positively to relative returns in China, Indonesia, Chile, Saudi Arabia, and Turkey. At the sector level, stock selection was highest in Consumer Staples, Industrials, and Health Care.

Detractors from Return

At the country level, security selection detracted from relative returns in South Africa, Taiwan, and India. At the sector level, stock selection was negative in Communication Services and Information Technology.

Outlook and Positioning

Over the last two months of 2019, investor preferences remained strongly in favor of high-quality companies in a positive market environment. Valuation was more of a consideration but still not dominant. Evidence of this phenomenon was once again seen in value’s underperformance by 2.0% versus growth as measured by the MSCI Emerging Markets Value (+6.3%) and MSCI Emerging Markets Growth (+8.3%) indices. The period’s underperformance brings value’s year to date underperformance versus growth to a sizeable 13.2% for the calendar year. This persistent and strong outperformance by growth in emerging markets has created a wide valuation disparity within the emerging markets asset class. Emerging markets as a whole appear attractively valued, with a price-to-book ratio (PB) of 1.7x and a price-to-earnings ratio (PE) of 15.0x as of 12/31/19, especially when compared to the domestic indices with the MSCI USA having a PB ratio of 3.6x and a PE ratio of 23.1x. When one digs a little further below the surface in emerging markets, it becomes apparent that the discount is driven by the value side with a PB of 1.1x and a PE of 10.7x (versus 3.2x and 24.7x for the growth segment). Thus, while emerging markets present a compelling opportunity for investors, we believe this valuation opportunity is centered predominantly in the value portion of the asset class. Our process is focused primarily on price but ensures adequate financial health and strength by additionally screening for those factors as well. We look to invest in companies that we believe are as healthy as – if not healthier than – their peers, yet are trading at more advantageous valuations. These types of stocks tend to perform well in most market environments, even, for example, the very strong growth year that transpired in 2019, thus allowing us to outperform for the year despite this substantial market headwind. A benefit of this growth headwind is that the types of stocks that we focus on are extremely well positioned, in our view, leaving us optimistic about the prospects of our strategy in 2020.

Please note that following the conversion to the Segall Bryant & Hamill Trust, the Fund’s fiscal year was changed to December 31 and as a result you are receiving this report for the period since the Fund’s prior fiscal year-end to December 31, 2019.

Stock Performance (for the two months ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Alibaba Group Holding, Ltd.	4.10%	0.77%	361 Degrees International, Ltd.	0.27%	-0.04%
Tencent Holdings, Ltd.	3.40	0.59	Hindustan Petroleum Corp., Ltd.	0.20	-0.05
Taiwan Semiconductor Manufacturing Co., Ltd.	3.40	0.47	China Telecom Corp., Ltd.	0.82	-0.06
Samsung Electronics Co., Ltd.	3.21	0.38	JBS S.A.	0.99	-0.11
Springland International Holdings, Ltd.	0.04	0.21	Telkom S.A. SOC Ltd.	0.36	-0.26

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	17

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small capitalization companies located outside of the United States, including those in emerging markets.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager
Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class* (SBHSX)	16.55%	4.39%	5.05%	—	5.80%	6/30/14
Institutional Class** (SBSIX)	16.70%	4.68%	5.28%	—	6.04%	5/31/11
MSCI EAFE Small Cap Index	24.96%	10.92%	8.85%	—	7.04%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.32%, Net: 1.18%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.17%, Net: 1.03%

*	Formerly Class A.

**	Formerly Class I.

Sector Allocation (as of 12/31/19)

Industrials	21.0%
Real Estate	12.2%
Consumer Discretionary	12.0%
Financials	11.8%
Information Technology	10.9%
Materials	8.1%
Health Care	7.5%
Consumer Staples	6.2%
Energy	4.5%
Communication Services	3.7%
Utilities	2.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Landis+Gyr Group A.G.	1.1%
Go-Ahead Group PLC	1.1%
Invincible Investment Corp.	1.0%
Korian S.A.	1.0%
Bellway PLC	1.0%
Loomis A.B.	1.0%
Peab A.B.	1.0%
Tate & Lyle PLC	0.9%
Haseko Corp.	0.9%
Galliford Try PLC	0.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 9, 2019 until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.18% and 1.03% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees. Prior to December 9, 2019, the Adviser had contractually agreed to waive the investment advisory fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights would be no more than 1.28% and 1.03% to the Fund’s Class A shares and Class I shares, respectively.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

18	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

For the two-month period ending December 31, 2019, international small cap stocks, as measured by the MSCI EAFE Small Cap Index, rose 6.67%. One of the two main catalysts that drove markets higher was the U.S.-China agreement on a phase one trade deal which eased fears of further escalation to the trade war. The other main catalyst was the political clarity brought on by Boris Johnson’s election victory in the UK. The continuation of supportive monetary policy from global central bankers also contributed positively. U.S. dollar weakness versus the euro and pound proved beneficial for U.S.- based investors as the MSCI EAFE Small Cap Index ended the period with a 5.6% gain in local terms. All regions ended higher with the best-performing country in the index being the U.K. (+12.4%). Europe (+8.4%), benefiting from reduced Brexit uncertainties, ended the period with 13 of 14 countries within the region posting positive returns. The Far East and Japan also gained for the period. At the sector level, Information Technology (+9.7%), boosted by strong semiconductor performance, was the best-performing group, followed by Health Care (+8.6%), and Industrials (+7.8%), while Energy (+3.6%), Consumer Staples (+3.8%), and Real Estate (+4.1%) were the worst-performing sectors, despite positive returns.

Fund Performance

From the Fund’s prior fiscal year-end, October 31, 2019 through December 31, 2019, the Segall Bryant & Hamill International Small Cap Fund returned 6.73% (retail class) for the two-month period, finishing in line with the MSCI EAFE Small Cap Index.

Contributors to Return

At the region level, stock selection was positive in Europe, the U.K., and the Far East. Within Europe, selection was strong in Germany, Sweden, and Finland, while in the Far East, Australia was our best performer. At the sector level, stock selection in Industrials, Financials, and Information Technology contributed the most to relative returns.

Detractors from Return

Stock selection in Japan and Israel detracted from relative returns. While selection in Europe overall was positive, it was negative in Denmark, Switzerland, and Spain. At the sector level, selection in Communication Services, Health Care, and Consumer Staples detracted the most.

Outlook and Positioning

For the majority of 2019, expensive stocks dominated the international small cap asset class. This has been a relatively global phenomenon, prevalent in both developed and emerging markets as well as domestically in the U.S. and occurring in both larger and smaller companies. It is important to point out that these expensive names started out at wide valuation discrepancies and became much more expensive as they were continually bought up over the course of the year. We have examined this phenomenon from a variety of angles, using different methods of valuation. Some have suggested that traditional metrics do not adequately capture what is most important to companies as we transition to a more digital economy, and thus investors should consider less popular metrics such as free cash flow yield to correctly assess a company’s value.

Regardless of the measure we examine, we see that these expensive companies are not performing any differently than they normally do; the main difference is the higher and higher prices that investors have been willing to pay for them. Yet from September until the end of the year, some semblance of normality returned, in which the price paid was an important factor when purchasing an asset.

Even with this small reversal, trends are still very far from normal. Long-term value outperformance is still positive but masks the substantial underperformance seen from 2010 to present. This market environment has been difficult to endure for a value-based investor, but we believe the upside is that the types of securities that we focus on are better positioned than at any time since the 1999/2000 dot-com bubble.

What changed? There has not been a specific catalyst, although some market events have been telling of the shift in investors preferences. Initial Public Offerings (IPOs) of companies without profitable business models hit a wall toward the end of this past year. Even before September, we had seen a marked uptick of acquisitions of our holdings, with activity running roughly twice as high in 2019 versus most other years. It appears that other companies have noticed the opportunity in the prices that quality companies are trading at and have acted accordingly, even if the majority of investors have not yet fully recognized that same value.

While the previous four months have seen a more “normal” market environment, reasonably valued companies that meet our high quality standards would still have to appreciate by a much larger degree to return to their long-term trend. We believe our portfolio is well suited to capture this potential appreciation as our portfolio enjoys very strong discounts on the various valuation measures, but now trades at a premium on quality/strength as well. We remain resolute in our approach and look forward to the year ahead.

Please note that following the conversion to the Segall Bryant & Hamill Trust, the Fund’s fiscal year was changed to December 31 and as a result you are receiving this report for the period since the Fund’s prior fiscal year-end to December 31, 2019.

Stock Performance (for the two months ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Bellway PLC	0.88%	0.22%	Porr A.G.	0.12%	-0.04%
Computacenter PLC	0.65	0.19	Ferrotec Holdings Corp.	0.32	-0.06
Galliford Try Holdings PLC	0.75	0.18	Invincible Investment Corp.	1.04	-0.09
Redrow PLC	0.67	0.17	Perenti Global, Ltd.	0.45	-0.14
Peab A.B.	0.87	0.16	Pressance Corp.	0.53	-0.14

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	19

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing in the stocks of small international companies that we believe are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	43.01%	13.76%	8.61%	9.10%	5.83%	12/15/99
Institutional Class (WIIFX)	43.32%	13.95%	8.75%	9.17%	5.86%	4/29/16
MSCI ACWI ex USA Small Cap Index	22.42%	9.65%	7.04%	6.92%	6.87%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.48%, Net: 1.25%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.38%, Net: 1.10%

Sector Allocation (as of 12/31/19)

Information Technology	28.0%
Consumer Discretionary	22.3%
Communication Services	13.9%
Industrials	11.8%
Financials	10.4%
Health Care	5.3%
Consumer Staples	3.7%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Webjet, Ltd.	6.5%
Constellation Software, Inc.	5.0%
Keyword Studios PLC	3.9%
Boyd Group Income Fund	3.9%
Fortnox A.B.	3.7%
MIPS A.B.	3.7%
GB Group PLC	3.4%
National Veterinary Care, Ltd.	3.1%
Clipper Logistics PLC	3.0%
CANCOM S.E.	2.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% and 1.10% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

20	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

Rebounding from a sell-off at the end of 2018, global markets weathered increased volatility to deliver strong returns across the board in 2019. Initial investor pessimism was allayed by dovish central banks around the world and incremental progress toward reducing geopolitical uncertainty. Three rate cuts by the U.S. Federal Reserve and a resilient domestic economy led to U.S. equities recording their best returns in recent memory. Meanwhile, China continued to generate moderate growth and the “phase one” trade deal negotiated with the U.S. helped Chinese stocks close the year with substantial gains. Despite headline fears about a new trade spat with South Korea and a value-added tax hike, Japan’s growth was stable if sluggish, boosting the Nikkei Index at a time when we believe Japanese equities are generally inexpensive. Economic data in Europe remained weak, as Germany’s manufacturing machine slowed while populism in Italy and the U.K. rattled markets. Nevertheless, European equities surged as even modest growth outperformed depressed expectations and the Brexit saga wound down. Emerging markets other than China joined the global upswing as well, with rallies in major markets including India, Brazil, and Turkey.

Fund Performance

The Segall Bryant & Hamill Fundamental International Small Cap Fund returned 43.01% (retail class) for the year, above the 22.42% return of the MSCI ACWI ex USA Small Cap Index.

Stock selection in China and the U.K. contributed to the strategy’s outperformance relative to its benchmark, while selection in Brazil detracted from relative results.

Contributors to Return

Fortnox AB (FNOX SE), a provider of enterprise resource planning software based in Sweden, was the greatest contributor to return during the year. The company continues to achieve double-digit growth by adding new customers as well as growing average monthly revenue per customer. We have a positive outlook for Fortnox due to its long growth runway, recurring revenue business model, and loyal customers.

Yihai International Holding Ltd. (1579 HK) also performed well throughout the year. Yihai is the sole condiment manufacturer for the rapidly growing hot pot chain Haidilao and also sells retail products under the Haidilao brand. Haidilao is in the middle of a long-term expansion phase while Yihai’s recently launched products, including instant hot pot meals, have been well received by consumers. We believe Yihai remains a company of excellent quality, but when it reached our team’s price target toward the end of the year, we sold the position.

Detractors from Return

Amaysim Australia Ltd. (AYS AU) was the strategy’s most significant detractor in 2019. Amaysim is Australia’s largest mobile virtual network operator (MVNO), offering discounted mobile and data phone plans, and has also expanded into the retail energy business. The company reported weak results during the year and provided a relatively uncertain outlook. While the results showed some areas of strength, both of the company’s business segments face challenging environments, with the mobile segment facing pricing pressure and the energy business undergoing a regulatory shift that has led Amaysim to undertake a new product strategy. We are monitoring the situation closely.

LIFULL Co. Ltd. (2120 JP) was another detractor during the year. LIFULL is a Japan-based operator of online property portals and search websites for other verticals. The company released results that were not as strong as expected, including for its domestic homes business. However, we continue to believe that LIFULL has attractive long-term prospects.

Outlook and Positioning

Investors have transitioned into a more sanguine mood from the bearish clouds that hung over the start of 2019 but continue to face familiar concerns over a possible macroeconomic downturn, the U.S.-China trade war, and Brexit’s endgame. In addition, the outbreak of the coronavirus could have a serious adverse impact on the Chinese economy. Amid this uncertainty, we believe our focus on holdings with reasonable valuations supported by strong fundamentals – such as high cash generation and low indebtedness – will position the strategy well for the future.

Stock Performance (for the year ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Fortnox A.B.	3.79%	4.37%	Arcland Service Holdings Co., Ltd.	1.49%	-0.25%
Yihai International Holding, Ltd.	2.35	4.32	PagSeguro Digital, Ltd.	0.49	-0.55
CANCOM S.E.	4.21	3.44	Citadel Group, Ltd.	1.32	-0.68
Azimut Holding S.p.A	2.81	2.95	LIFULL Co., Ltd.	2.73	-1.20
Keyword Studios PLC	4.49	2.90	Amaysim Australia, Ltd.	2.07	-1.95

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	21

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Alex A. Ruehle, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Robbie A. Steiner, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	25.36%	11.02%	8.12%	9.07%	8.61%	6/1/88
Institutional Class (WIMVX)	25.55%	11.21%	8.27%	9.24%	8.68%	9/28/07
MSCI World Index	27.67%	12.57%	8.74%	9.47%	7.29%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.09%, Net: 0.89%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.02%, Net: 0.74%

Sector Allocation (as of 12/31/19)

Financials	16.8%
Consumer Discretionary	16.5%
Health Care	13.4%
Industrials	13.4%
Information Technology	12.8%
Consumer Staples	10.0%
Energy	6.8%
Communication Services	6.6%
Materials	3.0%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

Lockheed Martin Corp.	4.0%
Broadcom, Inc.	3.9%
Chubb, Ltd.	3.7%
Novartis A.G. ADR	3.7%
KDDI Corp.	3.7%
U.S. Bancorp	3.6%
Rockwell Automation, Inc.	3.6%
Starbucks Corp.	3.6%
Whitbread PLC	3.5%
Helvetia Holding A.G.	3.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

22	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

Encouraging developments in 2019’s trade and rates themes lifted global developed markets to all-time highs in 2019. Most importantly, in our view, the U.S. Federal Reserve pulled down its Fed Funds target rate from a high of 2.50% in August to 1.75% by year end, reinforced with pledges to see significant and persistent inflation before removing stimulus. The “Phase One” trade deal between China and the U.S., removing immediate tariffs while deferring the settlement of structural ecopolitical disagreements, supported the market’s intuition that the Trump administration would not risk a recessionary disruption to global trade in 2020. Moderate closing of the valuation premium of stable assets above riskier ones shows risk tolerance improved during fourth quarter. The MSCI World ex USA Index returned 5.75% in 2019 and the S&P 500® Index returned 31.49%.

Fund Performance

The Segall Bryant & Hamill Global Large Cap Fund returned 25.36% (retail class) in 2019 versus a return of 27.67% for its benchmark, the MSCI World Index. Common for a stimulus-driven rally, the market environment favored companies with higher volatility and lower dividends, which proved a moderate headwind for the Fund.

Contributors to Return

The Materials, Industrials, and Financials sectors all contributed positively to the Fund’s return in 2019. In Materials, Koninklijke DSM N.V. (DSM-AMS), a Dutch manufacturer of nutritional and pharmaceutical ingredients, continued to execute its multi-year, returns-focused operational turnaround resulting in improved cash returns to shareholders. In Financials, Power Financial Corp. (PWF-TSE), a Canadian life insurer, led peers in demonstrating improved profitability in a challenging low rate environment. Information Technology holding Qualcomm Inc. (QCOM-US), an American designer of communications chips, contributed positively as the company announced a long-awaited settlement with key customer Apple, locking in future intellectual property revenues and clearing litigation clouds.

Detractors from Return

The Information Technology, Health Care and Energy sectors detracted from returns relative to the Fund’s benchmark in 2019. In Technology, our underweight to the sector as a whole and to outsized benchmark outperformers, particularly Apple Inc. and Microsoft Inc., drove a relative performance headwind. Marathon Petroleum Corp. (MPC-US), a U.S. refiner and pipeline operator, while demonstrating improving financial and dividend performance, dragged alongside energy peers on market skepticism of demand recovery. In Health Care, German pharmaceutical and agricultural chemical company Bayer A.G. (BAYN-ETR) underperformed around glyphosate litigation in the U.S. early in the year. After re-evaluation, we exited this contrarian holding for the Fund.

Outlook and Positioning

The year concluded with stimulus-driven multiple expansion propelling markets to all-time highs. In 2020, we expect to balance signs of recovery in the global economic cycle against debates on emerging risks, with elections in the U.S. now at the forefront. China and emerging Asia’s ability to firm their economic footing, driving fundamentals in much of developed Europe and Asia, remains to be seen. We tilt to entrenched business models and secularly attractive stories in those regions. We see attractive opportunities for individual stocks that meet our high quality standards. We remain invested in what we believe are attractively valued companies with economically resilient cash flows and growing cash returns to shareholders. Our “quality at a reasonable price” mentality tends to benefit as volatility increases, and we believe dividend growth signals management confidence in future cash flows across various economic scenarios.

Stock Performance (for the year ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Koninklijke DSM N.V.	2.38%	1.64%	Marathon Petroleum Corp.	2.29%	0.02%
Power Financial Corp.	3.05	1.40	Alcon, Inc.	0.02	-0.02
Roche Holding A.G.	3.77	1.28	Charles Schwab Corp.	2.13	-0.05
Broadridge Financial Solutions, Inc.	3.57	1.28	AbbVie, Inc.	3.05	-0.08
Qualcomm, Inc.	1.21	1.23	Bayer A.G.	1.14	-0.18

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	23

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying domestic companies.

Fund Management

Alex A. Ruehle, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	John N. Roberts, Esq. Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WEQRX)	26.85%	13.46%	8.73%	11.02%	9.04%	6/1/88
Institutional Class (WEQIX)	27.22%	13.73%	8.99%	11.25%	9.12%	9/28/07
Russell 1000® Index	31.43%	15.05%	11.48%	13.54%	10.71%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.87%, Net: 0.89%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.83%, Net: 0.74%

Sector Allocation (as of 12/31/19)

Information Technology	18.5%
Financials	15.2%
Health Care	14.8%
Consumer Discretionary	12.4%
Industrials	12.0%
Consumer Staples	6.7%
Utilities	5.4%
Energy	5.2%
Communication Services	4.0%
Materials	2.5%
Real Estate	2.4%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/19)

NVIDIA Corp.	3.2%
Lockheed Martin Corp.	3.2%
T. Rowe Price Group, Inc.	3.2%
U.S. Bancorp	3.1%
American Electric Power Co., Inc.	3.0%
Target Corp.	2.8%
AbbVie, Inc.	2.8%
Chevron Corp.	2.7%
General Mills, Inc.	2.7%
Oracle Corp.	2.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

24	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

Encouraging developments in 2019’s trade and rates themes lifted global developed markets to all-time highs in the fourth quarter of 2019. Most importantly, in our view, the U.S. Federal Reserve (Fed) pulled down its Fed Funds target rate from a high of 2.50% in August to 1.75% by year end, reinforced with pledges to see significant and persistent inflation before removing stimulus. The “Phase One” trade deal between China and the U.S., removing immediate tariffs while deferring the settlement of structural ecopolitical disagreements, supported the market’s intuition that the Trump administration would not risk a recessionary disruption to global trade in 2020. Moderate closing of the valuation premium of stable assets above riskier ones shows risk tolerance improved at the end of the year. The Russell 1000® Index rose 31.43% in 2019, and the S&P 500® Index returned 31.49%.

Fund Performance

The Segall Bryant & Hamill Workplace Equality Fund returned 26.85% (retail class) in 2019 versus a return of 31.43% for its benchmark, the Russell 1000® Index. Common for a stimulus-driven rally, the market environment favored companies with higher volatility, larger market cap, and lower dividends yields, the combination of which presented a stiff headwind for the Fund.

Contributors to Return

The Industrials, Consumer Discretionary, and Consumer Staples sectors contributed positively to the Fund’s return in 2019. Target Corp (TGT) outperformed in the year as investments in its retail strategy bore fruit and traffic, sales and gross margins bested analyst expectations and drove four sequential earnings beats. Qualcomm Incorporated (QCOM-US) shares surged in price after they announced the resolution of patent litigation with Apple Inc. (AAPL-US). Finally, we exited our position in Xilinx, Inc. (XLNX) in the second quarter as it reached our estimate of intrinsic value and no longer discounted potential near-term risks in our opinion. Following our sale, Xilinx shares underperformed and weighed on the benchmark results due to its elevated exposure to Huawei and slowing data center growth expectations.

Detractors from Return

The Health Care, Technology, and Financials sectors detracted from returns relative to the Fund’s benchmark in 2019. Health Care holding AbbVie (ABBV-US) struggled early in the year due to excessive pessimism surrounding the company’s loss of patent exclusivity for its key product, Humira. This early underperformance somewhat abated later in the year as the market digested the acquisition of Allergan (AGN-US) and came to the view that it would help reignite earnings growth for the company. Technology holding Corning Inc. (GLW-US) detracted from full-year returns due to a slowdown in display segment revenue growth as television manufacturers experienced a demand slowdown and worked through existing inventory. Health Care holding Pfizer (PFE-US) also underperformed during 2019. In the second quarter the company announced a complex transaction combining the company’s Upjohn division—comprised of its off-patent branded and generics franchise—with another company, Mylan N.V. (MYL). The shares of the company sold off following the deal announcement as the market grappled with the strategic and financial implications of the move.

Outlook and Positioning

A stimulus-driven recovery that propelled market-wide valuations toward cyclical highs leaves us skeptical that earnings will match elevated near-term expectations. However, we still see attractive opportunities for individual stocks that meet our high quality standards. We remain invested in what we believe are attractively valued companies with economically resilient cash flows and growing cash returns to shareholders. Our “quality at a reasonable price” mentality tends to benefit as volatility increases, and we believe a focus on workplace equality, paired with dividend growth, signals management confidence in future cash flows across various economic scenarios.

Stock Performance (for the year ended 12/31/19)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Xilinx, Inc.	1.15%	2.70%	AbbVie, Inc.	2.67%	-0.16%
Target Corp.	2.95	2.32	3M Co.	1.08	-0.30
Qualcomm, Inc.	1.30	1.59	HP, Inc.	0.63	-0.33
General Mills, Inc.	3.08	1.48	Corning, Inc.	1.37	-0.35
L3 Harris Technologies, Inc.	1.78	1.47	Pfizer, Inc.	2.76	-0.47

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 41 for a description of the methodology used to construct this table.

Annual Report | December 31, 2019 |	25

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

A fixed-income fund focusing primarily on investment quality bonds of short maturities.

Fund Management

James D. Dadura, CFA Portfolio Manager
Gregory C. Hosbein, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (SBHPX)	3.57%	—	—	—	3.60%	1.93%	12/14/18
Institutional Class (SBAPX)	3.62%	—	—	—	3.65%	2.00%	12/14/18
Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	4.03%	—	—	—	4.36%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 10.77%, Net: 0.49%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 10.61%, Net: 0.40%

Asset Allocation (as of 12/31/19)

Industrial	79.7%
Utility	5.6%
U.S. Treasury Bonds & Notes	4.4%
Municipal Bonds	1.0%
Asset Backed Securities	2.9%
Finance	3.9%

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Corporate Credit Exposure
(as of 12/31/19)

Omincom GP/Omnicom Capital	2.0%
Gulf South Pipeline Co. LP	2.0%
EMC Corp.	2.0%
Anheuser-Busch InBev S.A./N.V.	2.0%
AT&T, Inc.	2.0%
Discovery Communications, Inc.	1.9%
Avery Dennison Corp.	1.9%
Viacom, Inc.	1.9%
Occidental Petroleum Corp.	1.9%
Dominion Energy, Inc.	1.9%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.77% for the Retail Class and 0.69% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.49% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

New Fund Risk: The Segall Bryant & Hamill Short Term Plus Fund was launched effective December 14, 2018. There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

Fixed Income Risks: Fixed income funds are subject to additional risk in that they may invest in high-yield/high-risk bonds and may be subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

26	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The year 2019 will be remembered for exceptional returns for almost all domestic asset classes; it was a year in which investments with interest rate risk, credit risk and equity risk were generally rewarded with positive returns.

Interest rates on short U.S. Treasury securities fell during 2019 as the Federal Reserve cut rates three times and global investors sought the positive yields available in U.S. Treasuries. In the six-month period alone, from March to August 2019, 2-year Treasury yields fell by over 100 basis points. The continued monetary stimulus, along with improved sentiment around geopolitical risks and the domestic economy, boosted investor confidence, which drove longer-term interest rates higher. The environment was also beneficial to high yield corporate bonds, as they far outperformed comparable U.S. Treasury securities. In the U.S. investment grade market, investors were rewarded for owning lower-quality and longer-duration credits.

Fund Performance

The Segall Bryant & Hamill Short Term Plus Fund generated a return of 3.57% (retail class) for its first full calendar year versus a return of 4.03% for its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index. The Fund focused its investments in high-quality, short corporate bonds while taking minimal interest rate risk, as reflected in the Fund’s duration of 0.9 years versus the benchmark’s duration of 1.9 years. With the short end of the Treasury yield curve flat to inverted throughout much of 2019, the Fund emphasized the relative safety and liquidity of shorter securities versus the benchmark while earning comparable to superior yields to those offered by longer-duration securities. However, the Fund’s short duration positioning led to a price appreciation disadvantage of 75 basis points versus the benchmark which was the main detractor from the Fund’s relative performance. The key positive driver of the Fund’s performance versus the benchmark was its yield advantage of 54 basis points.

Outlook and Positioning

The recent improvement in the geopolitical and economic tone has reduced the excess yield on corporate bond yields versus U.S. Treasury yields to all-time tight levels. With Treasury yields also having dropped significantly in 2019, we continue to see relatively attractive opportunities in fixed income sectors outside of Treasuries, primarily in smaller corporate bond issues that many other short-term investors either overlook or are unable to purchase. Recognizing we are late in the credit cycle, our focus is on quality and liquidity to mitigate any potential negative credit events and market dislocations that could adversely impact the Fund.

We have constructed the Fund with securities that meet our own high quality standards from sectors and issues we believe many investors have overlooked. We believe a rigorous bottom-up credit selection process and focus on fixed income market inefficiencies are particularly valuable at this point in the credit cycle, when it is critically important to assess valuations and to differentiate the creditworthiness and liquidity of each holding. Our risk controls and emphasis on downside protection are designed so the Fund can meet our shareholders’ expectations for the role it plays as part of their fixed income allocation within a diversified portfolio.

Annual Report | December 31, 2019 |	27

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager	Darren G. Hewitson, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager	Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTIBX)	8.79%	4.39%	3.38%	4.17%	5.93%	2.41%	6/1/88
Institutional Class (WIIBX)	8.90%	4.53%	3.55%	4.32%	5.99%	2.56%	9/28/07
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.75%	6.23%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.67%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.53%, Net: 0.40%

Asset Allocation (as of 12/31/19)

Mortgage-Backed Passthrough Securities	28.3%
Industrial	25.8%
U.S. Treasury Bonds, Notes & Bills	16.4%
Finance	10.6%
Municipal Bonds	7.7%
Asset Backed Securities	4.7%
Utility	4.2%
Residential Mortgage-Backed Securities	0.8%

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure
(as of 12/31/19)

Capital One Financial Corp.	1.2%
Cboe Global Markets, Inc.	1.0%
PSEG Power LLC	1.0%
Washington REIT	0.9%
Harley-Davidson Financial Services, Inc.	0.9%
Roper Technologies, Inc.	0.8%
American Airlines	0.8%
Comcast Corp.	0.8%
Enterprise Products Operating LLC	0.8%
Occidental Petroleum Corp.	0.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.33% for the Retail Class and 2.51% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Segall Bryant & Hamill Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

28	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The year 2019 will be remembered for exceptional returns for almost all asset classes. Investments with interest rate risk, credit risk and equity risk were generally rewarded with positive returns. Across fixed income sectors, lower quality outperformed high quality and long duration far outperformed shorter duration.

Interest rates for U.S. Treasury securities fell sharply during 2019 as the Federal Reserve cut rates three times. The continued monetary stimulus boosted investor confidence in near-term growth and inflationary prospects, which drove prices higher on all classes of risk assets. The environment was also beneficial to high yield corporate bonds, as they far outperformed comparable Treasury securities. Investors were rewarded for taking interest rate risk as lower interest rates helped long Treasuries generate returns over 15% while corporate bonds with long maturities posted returns over 23%.

Fund Performance

The Segall Bryant & Hamill Plus Bond Fund returned 8.79% (retail class) for the year versus 8.72% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund continued to benefit from its yield advantage, which was generated by an overweight to credit securities and an underweight to U.S. Treasuries versus the benchmark. Investment grade corporate credit spreads were meaningfully tighter for the year while high yield bond spreads also narrowed. Security selection was a modest drag on performance as many of our shorter maturity high quality issues (i.e., those that met our own high quality standards) lagged the benchmark’s lower quality, more volatile issues, which posted strong returns. The Fund’s exposure to the high yield market was beneficial to its return as investor demand remained strong for the high yield corporate bonds within the Fund. Exposure to longer maturity U.S. Treasuries was a further positive to Fund performance relative to the benchmark as long-term interest rates fell sharply the first ten months of 2019 before rising slightly over the final two months of the year.

Outlook and Positioning

The recent improvement in the geopolitical and economic tone has reduced the excess yield on corporate bond yields versus Treasury yields to all-time tight levels. With Treasury yields also having dropped significantly in 2019, we are seeing relatively attractive opportunities in fixed income sectors outside of Treasuries and corporate bonds, such as taxable municipal bonds and mortgage-backed securities. Recognizing that we are late in the credit cycle, our focus is on quality and liquidity to mitigate any potential negative credit events and market dislocations that could adversely impact the Fund.

The Fund is constructed with securities that meet our own stringent quality standards and many are from sectors and issuers that we believe other investors have overlooked. We believe a rigorous bottom-up credit selection process and focus on fixed income market inefficiencies are particularly valuable at this point in the credit cycle, when it is critically important to assess valuations and understand the creditworthiness and long-term stability of each holding. Our risk controls and emphasis on downside protection are designed so the Fund can meet our shareholders’ expectations for the role it plays as part of their fixed income allocation within a diversified portfolio.

Annual Report | December 31, 2019 |	29

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager
Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTLTX)	12.21%	5.23%	5.26%	6.66%	7.25%	3.39%	6/1/88
Institutional Class (WILTX)	12.30%*	5.39%	5.45%	6.83%	7.30%	3.54%	9/28/07
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index	14.32%	6.36%	6.14%	7.55%	N/A
Bloomberg Barclays U.S. Corporate High Yield Ba Index	15.51%	6.55%	6.19%	7.68%	8.50%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.91%, Net: 0.85%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.79%, Net: 0.70%

Asset Allocation (as of 12/31/19)

Industrial	83.2%
Finance	8.1%
Asset Backed Securities	3.3%
Utility	1.9%

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure
(as of 12/31/19)

Diamondback Energy, Inc	3.0%
Tennessee Gas Pipeline Co. LLC	3.0%
Range Resources Corp.	2.6%
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.	2.5%
AmeriGas Partners LP/AmeriGas Financial Corp.	2.5%
MPT Operating Partnership LP/MPT Finance Corp.	2.3%
United Rentals North America, Inc.	2.3%
Lamar Media Corp.	2.3%
Meritor, Inc.	2.1%
Moog, Inc.	2.1%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

*Excludes adjustments in conformity with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.30% for the Retail Class and 3.48% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% and 0.70% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Segall Bryant & Hamill Quality High Yield Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entail interest rate risk and credit risk.

30	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The high yield market started off 2019 strong, posting a 4.52% return in January (based on the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index), the best January since 2009. The positive returns continued throughout the year, albeit at a slower pace, resulting in a 14.32% return for the year. At the beginning of 2019, many investors and market observers expected rate hikes from the Federal Reserve (Fed), but the Fed surprised the market with a total of three rate cuts during the year and a much more accommodative stance. These actions contributed to an increased risk appetite and pushed investors to bonds further along the maturity spectrum in their global search for yield. In the context of a very strong year for the broad high yield market, quality outperformed as BBs were the best performing ratings cohort, returning 15.5%, followed by single Bs at 14.8% and CCCs at 9.5%. While all high yield categories benefited from yield-hungry investors, the CCC index was weighed down slightly by distressed energy and telecommunications companies.

High yield market supply and demand dynamics were favorable throughout 2019. On the demand side, investor inflows into mutual funds and ETFs were solidly positive and represented the biggest yearly inflow since 2012. On the supply side, gross issuance increased dramatically, with much of the issuance driven by issuers taking advantage of low rates and pushing out debt maturities.

Fund Performance

The Segall Bryant & Hamill Quality High Yield Fund returned 12.21% (retail class) during 2019 versus 14.32% for its benchmark, the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index. The main detractor from the Fund’s relative performance was an underweight to long duration high yield and to long BBs, sectors represented in the benchmark which returned 23.5% and 27.0%, respectively. The Fund was also negatively impacted by an underweight to high yield financials, another sector in the benchmark which returned 18%, and an overweight to short duration asset-backed securities. Performance was positively impacted through security selection, particularly within the cable/satellite, technology and commercial mortgage-backed securities (CMBS) allocations.

Outlook and Positioning

Spread levels ended 2019 near historic tights with limited issuer-level credit improvement. While consensus expectations are for company results to improve as 2020 progresses, our view is that much of this improvement is already priced into the market. The high yield default rate remains below the long-term average but has increased close to 100 basis points, from 1.96% at the end of 2018 to 2.90% at the end of 2019. Against this backdrop of tight spreads and limited room for fundamental credit improvement, we continue to position the Fund defensively, with a longer-term investment orientation and an emphasis on high yield bonds that meet our own high quality standards. Our goal is to provide stable income with a focus on greater capital preservation and lower volatility than our high yield peers. Our process entails intensive credit analysis through which we evaluate yield versus risk through business cycles. This process helps narrow the universe and aids us in constructing the Fund with issuers that meet our quality standards. Most importantly, we believe the Fund is suitable over the long term for shareholders who want comparable yield from a high yield fund, but who are also more sensitive to volatility and focused on capital preservation.

Annual Report | December 31, 2019 |	31

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTTAX)	7.00%	5.51%	—	—	5.95%	1.81%	12/16/16
Institutional Class (WITAX)	7.19%	5.70%	—	—	6.14%	1.96%	12/16/16
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	6.44%	4.10%	—	—	4.28%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.03%, Net: 0.65%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.91%, Net: 0.50%

Asset Allocation (as of 12/31/19)

Revenue	63.3%
General Obligation	14.5%
Local Authority	6.7%
Certificates of Participation	6.2%
Environmental	4.7%

Percentages are based on Total Net Assets.

Top Ten Credit Exposure
(as of 12/31/19)

Virginia Small Business Financing Authority	7.6%
City & County of Denver Colorado	4.7%
Lower Colorado River Auth. Texas Transmission Contract	4.0%
Fort Bend Grand Parkway Toll Road Authority	3.3%
Wayne County Airport Authority	3.2%
Texas Water Development Board	3.2%
Regional Transportation District	2.8%
Winton Woods City Ohio School District	2.7%
Wisconsin Health Care Facilities Authority	2.5%
California Educational Facilities Authority	2.4%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.78% for the Retail Class and 1.81% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax. Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

32	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The Federal Reserve reduced interest rates three times during 2019 due to signs of slowing economic growth, political and economic uncertainty, increased international trade tensions, and continued slow inflation. The fall in interest rates, coupled with negative yielding debt globally, were particularly beneficial to longer maturities, which outperformed shorter maturity bonds. Lower quality assets outperformed higher quality assets during 2019 and risk was well rewarded across all asset classes. Investor interest in locking in 2019 yield levels benefited lower quality A-rated and BBB-rated bonds over highly rated AAA- and AA-rated bonds, as defined by Moody’s and S&P. For the year, the municipal market, defined by the Bloomberg Barclays Municipal Bond Index, posted a strong return of 7.54% as interest rates fell and credit spreads narrowed. This return equates to an 11.60% return for an investor in the 35% tax bracket, far outperforming the 8.72% return on the Bloomberg Barclays Aggregate Index, a comparable broad market taxable index.

Fund Performance

The Segall Bryant & Hamill Municipal Opportunities Fund returned 7.00% (retail class) for 2019 compared to 6.44% for its benchmark, the Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index. The Fund continued to benefit from its yield advantage versus the benchmark through an emphasis on overlooked securities that are the focus of our research and analysis. The Fund was positively impacted as interest rates fell sharply, particularly with its longer maturity holdings, which performed well. The Fund also benefited from our security selection, which identified several securities that outperformed comparable bonds in the benchmark.

Outlook and Positioning

As we move forward, the dislocation between the municipal bond market and the taxable bond market, the shape of the municipal bond yield curve, and the fragmentation of the market provide us with the opportunity to find securities with attractive yields from high quality issuers. We have favored a small allocation to shorter maturity taxable corporate bonds to replace overvalued, low yielding tax-exempt municipal bonds. We believe utilizing this “cross-over” allocation will increase the Fund’s current income while enhancing its long-term total return.

Security selection remains the primary driver of long-term returns for the Fund. We have constructed the Fund with securities that meet our high quality standards from sectors and issuers that we believe will add value over market cycles. We believe a rigorous bottom-up credit selection process and focus on market inefficiencies are particularly valuable when it is critically important to assess valuations and to understand the creditworthiness and long-term stability of each holding. Our approach of generating after-tax income with the potential for down-side protection is designed so the Fund can meet shareholders’ expectations for the role it plays as part of their fixed income allocation within a diversified portfolio.

Annual Report | December 31, 2019 |	33

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2019 (Unaudited)

Fund Strategy

A Colorado municipal bond fund focused on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 40.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTCOX)	6.62%	4.12%	3.04%	3.57%	4.52%	1.59%	6/1/91
Institutional Class (WICOX)	6.80%	4.29%	3.15%	3.62%	4.54%	1.74%	4/29/16
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	6.44%	4.10%	3.01%	3.66%	N/A
Bloomberg Barclays U.S. 10-Year Municipal Bond Index	7.70%	4.95%	3.68%	4.64%	5.71%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.74%, Net: 0.65%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.61%, Net: 0.50%

Asset Allocation (as of 12/31/19)

Revenue	50.4%
General Obligation	16.5%
Certificates of Participation	12.2%
Local Authority	7.3%
Treasury Bills	7.1%
Prerefunded	3.0%

Percentages are based on Total Net Assets.

Top Ten Credit Exposure
(as of 12/31/19)

Colorado Health Facilities Authority	9.4%
Colorado Educational & Cultural Facilities Authority	6.0%
City & County of Denver Colorado	5.6%
Colorado Health Facilities Authority	4.0%
Park Creek Metropolitan District	3.5%
Regional Transportation District	3.1%
Colorado Bridge Enterprise	3.1%
City of Colorado Springs Colorado Utilities System Revenue	2.7%
Colorado Housing & Finance Authority	2.5%
City & County of Denver Colorado	2.4%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.55% for the Retail Class and 1.67% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2019 until at least April 30, 2020, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Segall Bryant & Hamill Colorado Tax Free Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

34	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2019 (Unaudited)

Manager Commentary

Market Overview

The Federal Reserve reduced interest rates three times during 2019 amid signs of slowing economic growth, political and economic uncertainty, increased international trade tensions, and continued slow inflation. The fall in interest rates, coupled with negative yielding debt globally, were particularly beneficial to longer maturities, which outperformed shorter maturity bonds. Lower quality assets outperformed higher quality assets during 2019 and risk was well rewarded across all asset classes. Investor interest in locking in 2019 yield levels benefited lower quality A-rated and BBB-rated bonds over highly rated AAA- and AA-rated bonds, as defined by Moody’s and S&P. For the year, the municipal market, defined by the Bloomberg Barclays Municipal Bond Index, posted a strong return of 7.54% as interest rates fell and credit spreads narrowed. This return equates to an 11.60% return for an investor in the 35% tax bracket, far outperforming the 8.72% return on the Bloomberg Barclays Aggregate Index, a comparable broad market taxable index.

Fund Performance

The Segall Bryant & Hamill Colorado Tax Free Fund returned 6.62% (retail class) for 2019 versus a return of 6.44% for its benchmark, the Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index. The Fund continued to benefit from its yield advantage versus the benchmark with an emphasis on overlooked securities that are the focus of our research and analysis. The Fund was positively impacted as interest rates fell sharply, particularly with its longer maturity holdings, which performed well. The Fund also benefited from our security selection, which identified several securities that outperformed comparable bonds in the benchmark.

Outlook and Positioning

The continued strength of the Colorado economy, the shape of the municipal bond yield curve, and the fragmentation of our market provide us with the opportunity to find high yielding securities from attractive issuers. Security selection, supported by our deep knowledge of local issuers, remains the primary driver of long-term returns. We have constructed the Fund with securities that meet our high quality standards from sectors and issuers we believe will add value over market cycles. We also believe a rigorous bottom-up credit selection process and focus on market inefficiencies, which are very prevalent in the Colorado municipal bond market, are particularly valuable when it is critically important to assess valuations and to understand the creditworthiness and long-term stability of each holding. Our approach of generating after-tax income with the potential for down-side protection is aimed at enabling the Fund to meet shareholders’ expectations for the role it plays as part of their fixed income allocation within a diversified portfolio.

Annual Report | December 31, 2019 |	35

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2019 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2019 and held until December 31, 2019.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2019 (Unaudited)

	Beginning Account Value July 1, 2019(a)	Ending Account Value December 31, 2019	Expense Ratio(b)	Expenses Paid During Period(c)
Segall Bryant & Hamill Micro Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,059.10	1.05%	$ 5.45
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.91	1.05%	$ 5.35

Segall Bryant & Hamill Small Cap Value Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,030.00	1.14%	$ 0.73
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.46	1.14%	$ 5.80
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,073.00	0.99%	$ 5.17
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04

Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,020.60	1.14%	$ 5.81
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.46	1.14%	$ 5.80
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,021.90	0.99%	$ 5.05
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04

Segall Bryant & Hamill Small Cap Growth Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,045.50	1.14%	$ 5.88
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.46	1.14%	$ 5.80
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,048.00	0.99%	$ 5.11
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04

Segall Bryant & Hamill Small Cap Core Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,000.00	1.14%	$ 0.03
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.46	1.14%	$ 5.80
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,000.00	0.99%	$ 0.03
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04

Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,045.00	0.99%	$ 5.10
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,045.20	0.84%	$ 4.33
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.97	0.84%	$ 4.28

Segall Bryant & Hamill All Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,030.90	0.99%	$ 0.63
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,079.50	0.96%	$ 5.03
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.37	0.96%	$ 4.89

Annual Report | December 31, 2019 |	37

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2019 (Unaudited)

	Beginning Account Value July 1, 2019(a)	Ending Account Value December 31, 2019	Expense Ratio(b)	Expenses Paid During Period(c)
Segall Bryant & Hamill Emerging Markets Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,051.10	1.48%	$ 7.65
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.74	1.48%	$ 7.53
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,052.30	1.23%	$ 6.36
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.00	1.23%	$ 6.26

Segall Bryant & Hamill International Small Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,099.10	1.28%	$ 6.77
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.75	1.28%	$ 6.51
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,099.60	1.03%	$ 5.45
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.01	1.03%	$ 5.24

Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,081.10	1.25%	$ 6.56
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,082.40	1.10%	$ 5.77
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.66	1.10%	$ 5.60

Segall Bryant & Hamill Global Large Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,091.10	0.89%	$ 4.69
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.72	0.89%	$ 4.53
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,091.50	0.74%	$ 3.90
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.48	0.74%	$ 3.77

Segall Bryant & Hamill Workplace Equality Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,061.20	0.89%	$ 4.62
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.72	0.89%	$ 4.53
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,063.00	0.74%	$ 3.85
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.48	0.74%	$ 3.77

Segall Bryant & Hamill Short Term Plus Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,013.20	0.49%	$ 2.49
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.74	0.49%	$ 2.50
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,013.40	0.40%	$ 2.03
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,023.19	0.40%	$ 2.04

Segall Bryant & Hamill Plus Bond Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,023.60	0.55%	$ 2.81
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.43	0.55%	$ 2.80
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,023.70	0.40%	$ 2.04
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,023.19	0.40%	$ 2.04

38	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2019 (Unaudited)

	Beginning Account Value July 1, 2019(a)	Ending Account Value December 31, 2019	Expense Ratio(b)	Expenses Paid During Period(c)
Segall Bryant & Hamill Quality High Yield Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,033.50	0.85%	$ 4.36
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,034.50	0.70%	$ 3.59
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.68	0.70%	$ 3.57

Segall Bryant & Hamill Municipal Opportunities Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,022.20	0.65%	$ 3.31
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,024.10	0.50%	$ 2.55
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55

Segall Bryant & Hamill Colorado Tax Free Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,019.80	0.65%	$ 3.31
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,020.30	0.50%	$ 2.55
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55

(a)

Beginning Account Value is as of December 9, 2019 for Segall Bryant & Hamill Small Cap Value Fund – Retail Shares and Segall Bryant & Hamill All Cap Fund – Retail Shares and as of December 31, 2019 for Segall Bryant & Hamill Small Cap Core Fund – Retail and Institutional Shares.

(b)

Annualized, based on each Fund’s most recent one-half year expenses except for Segall Bryant & Hamill Small Cap Value Fund – Retail shares, Segall Bryant & Hamill All Cap Fund – Retail Shares and Segall Bryant & Hamill Small Cap Core Fund – Retail and Institutional Shares which represent the expenses during the period since commencement of operations.

(c)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) except for Segall Bryant & Hamill Small Cap Value – Retail Shares and Segall Bryant & Hamill All Cap Fund – Retail Shares which are multiplied by 23/365 (to reflect the period since inception) for the Actual Fund Returns and 184/365 (to reflect the one-half year period) for Hypothetical 5% Returns and for Segall Bryant & Hamill Small Cap Core Fund – Retail and Institutional Shares which are multiplied by 1/365 (to reflect the period since inception) for the Actual Fund Returns and 184/365 (to reflect the one-half year period) for Hypothetical 5% Returns.

Annual Report | December 31, 2019 |	39

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2019 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from 1 to 17 years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index is an unmanaged index that is comprised of predominantly US High Yield Corporate Bonds and a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The weighting of index constituents is limited to a maximum 2%.

The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between one and three years.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI EAFE Small Cap Index measures small cap representation across Developed Markets countries around the world, excluding the US and Canada. It is maintained by MSCI Barra, a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures equity market performance of emerging markets, which consists of the following 23 emerging market indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,632 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

40	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2019 (Unaudited)

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Bloomberg Barclays U.S. is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during the period ended December 31, 2019.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

●	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

●	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

●

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

●

Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

●	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Credit Spread: The difference in yield between two bonds of similar maturity, but different credit quality.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

Annual Report | December 31, 2019 |	41

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2019 (Unaudited)

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Segall Bryant & Hamill Fundamental International Small Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds. OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

42	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2019 (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
INDEPENDENT TRUSTEES
Mary K. Anstine Age 79	Chairman Trustee	Since January 1, 2013 Since February 22, 2006	● Retired, September 2004 – present; ● President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994 – 2004; ● Various positions leading to Executive Vice President of First Interstate Bank Corporation and predecessors (banking), 1961 – 1994.	17	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); ALPS Variable Investment Trust (9 funds); and Reaves Utility Income Fund (1 fund).
Thomas J. Abood Age 55	Trustee	Since November 1, 2018

● Director, NELSON Worldwide LLC, May 2018 to present

● Director, EVO Transportation & Energy Services, Inc., November 2016 to present

● Vice Chair of Board, Citation Jet Pilots, Inc., October 2016 to present

● Board Member and President, The Minikahda Club, November 2015 to November 2017

● Board Member and Chair, MacPhail Center for Music Education, September 2011 to present (member), July 2018 to present (Chair)

● Council Member and Chair, Archdiocesan Finance Council, Archdiocese of St. Paul and Minneapolis, July 2011 to present (member), July 2014 to present (chair)

● Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016

● Member, EVP, General Counsel and Secretary, Dougherty Financial Group LLC, October 1994 to May 2014

				17	Mr. Abood is Director of EVO Transportation & Energy Services, Inc.

Annual Report | December 31, 2019 |	43

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2019 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
John A. DeTore, CFA Age 61	Trustee	Since December 31, 2009	● CIO, Mauldin Solutions (investment management), 2018 ● CEO/Founder, United Alpha, LLC (investment management firm), 2003 – 2017; ● CIO, GRT United Alpha, LLC (investment management), 2006 – 2017; ● CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 – 2011; ● Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999 – 2000; ● Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 – 1999.	17	None
Rick A. Pederson Age 67	Trustee	Since February 13, 2007

● President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present;

● Partner, Bow River Capital Partners (private equity management), 2003 – present;

● Advisor, Pauls Corporation (real estate investment management and development), 2008 – present;

● Advisory Board, Neenan Company (construction services), 2002 – present;

● Board Member, Prosci Inc. (private business services), 2013 – 2016;

● Board Member, Citywide Banks (Colorado community bank), 2014 – 2016; Advisory Board, 2017 – present;

● Board Member, Professional Pediatric Health Care, Inc. (a Denver-based home nursing firm), 2014 – 2016;

● Director, National Western Stock Show (not-for-profit organization), 2010 – present;

● Director, Biennial of the Americas (not- for-profit-organization), 2009 – 2016;

● Board Member, IRI Consulting (human resources management consulting firm), 2017 – present;

● Board Member, History Colorado (nonprofit association), 2015 – present;

● Board Member, Strong-Bridge Consulting, 2015 – present;

● Board Member, Rail Pros, 2016 – present;

● Board Member, Boettcher Foundation (not-for-profit), 2018 – present.

				17	Mr. Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).

44	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2019 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
James A. Smith Age 67	Trustee	Since December 31, 2009

● Board Member, Western Rivers Conservancy (non-profit), 2014 – present;

● Private Equity Consultant, 2003 – 2016;

● Trustee, The Nature Conservancy (non- profit), July 2007-present; Chairman June 2014 – June 2016;

● Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007 – May 2009;

● Chairman and CEO, StellarOne Corp. (software development company), 2003;

● Executive VP – Consumer Markets, Qwest Communications (telecommunications industry), 2001 – 2002;

● President and CEO Qwest Dex (yellow pages), 1997 – 2001;

● Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979 – 1997.

				17	None
Douglas M. Sparks CPA (Inactive) Age 76	Trustee	Since December 31, 2009	● Retired, 2000 – present; ● General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998 – 2000; ● Partner, Ernst & Young LLP, (public accounting) 1981 – 1995; ● Senior Manager, Ernst & Young LLP, 1977 – 1981; ● Staff Professional, Ernst & Young LLP, 1968 – 1977.	17	None
Janice M. Teague, Retired CPA Age 66	Trustee	Since February 13, 2007	● Retired, June 2003 – present; ● Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 – May 2003; ● Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 – May 2003; ● Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 – May 2003.	17	None

Annual Report | December 31, 2019 |	45

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2019 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served	Principal Occupation(s)
OFFICERS
Philip H. Hildebrandt, CFA Age 56	President	Since May 1, 2018	● Chief Executive Officer, Principal Segall Bryant & Hamill, LLC, 2006 – present
Jasper R. Frontz, CPA, CFA Age 51	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

● Principal, Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 – present

● Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 – April 30, 2018; Partner, Denver Investments, January 1, 2014 – April 30, 2018; prior thereto, Vice President, May 2000 – December 2013, and Director of Mutual Fund Administration, June 1997 – May 2000, Denver Investments;

Derek W. Smith Age: 38	Secretary	Since November 15, 2018

● Manager, Compliance, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

● Compliance Manager, Denver Investments, March 2017 to April 30, 2018;

● Fund Administration and Compliance Specialist, Denver Investments, October 2014 to March 2017;

● Senior Compliance Analyst, Great-West Financial, April 2013 to October 2014;

● Compliance Analyst, Great-West Financial, February 2010 to April 2013;

● Senior Compliance Coordinator, Great-West Financial, June 2009 to February 2010

Maggie Bull Age: 53	Assistant Secretary	Since November 29, 2018	● Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to present; ● Chief compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.
Jennifer L. Leamer Age 43	Assistant Treasurer	Since May 26, 2019

● Mutual Fund Controller of Ultimus Fund Solutions, LLC 2014 to present;

● Ultimus Managers Trust, Treasurer, October 2014 to present;

● Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

● Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

(1)	Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(2)

Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)

The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently 20 Funds in the Fund Complex, including 17 Segall Bryant & Hamill Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, Litman Gregory Masters Smaller Companies Fund, and the Northern Engage360 Fund, which are also advised or sub-advised by Segall Bryant & Hamill, LLC.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 100.5%
Communication Services — 3.2%
Diversified Telecommunication Services — 0.3%
Pareteum Corp. (a)	18,283	$7,995

Interactive Media & Services — 0.7%
DHI Group, Inc. (a)	6,671	20,080

Media — 1.6%
A.H. Belo Corp. - Class A	4,430	12,493
Fluent, Inc. (a)	3,721	9,302
Townsquare Media, Inc. - Class A	2,337	23,300
		45,095
Wireless Telecommunication Services — 0.6%
Spok Holdings, Inc.	1,349	16,498

Consumer Discretionary — 9.3%
Auto Components — 0.4%
STRATTEC Security Corp.	574	12,749

Distributors — 0.1%
AMCON Distributing Co.	48	3,456

Diversified Consumer Services — 1.5%
Career Education Corp. (a)	1,502	27,622
Carriage Services, Inc.	299	7,654
Select Interior Concepts, Inc. - Class A (a)	475	4,270
Zovio, Inc. (a)	1,328	2,736
		42,282
Hotels, Restaurants & Leisure — 1.3%
Dover Motorsports, Inc.	8,752	16,279
Flanigan’s Enterprises, Inc.	523	11,579
J. Alexander’s Holdings, Inc. (a)	360	3,442
Luby’s, Inc. (a)	1,797	3,953
		35,253
Household Durables — 2.3%
Century Communities, Inc. (a)	292	7,986
Flexsteel Industries, Inc.	580	11,554
M/I Homes, Inc. (a)	646	25,420
P&F Industries, Inc. - Class A	2,820	19,345
		64,305
Specialty Retail — 3.1%
America’s Car-Mart, Inc. (a)	161	17,655
Big 5 Sporting Goods Corp.	1,096	3,288
Cato Corp. (The) - Class A	1,300	22,620
Hibbett Sports, Inc. (a)	950	26,638
Tilly’s, Inc. - Class A	503	6,162
Zumiez, Inc. (a)	271	9,360
		85,723
Textiles, Apparel & Luxury Goods — 0.6%
Crown Crafts, Inc.	1,026	6,310
Jerash Holdings (US), Inc.	1,608	9,423
		15,733

	Shares	Value
Consumer Staples — 2.2%
Food & Staples Retailing — 1.0%
Ingles Markets, Inc. - Class A	570	$27,081

Food Products — 0.6%
John B. Sanfilippo & Son, Inc.	164	14,970
Rocky Mountain Chocolate Factory, Inc.	371	3,424
		18,394
Tobacco — 0.6%
Turning Point Brands, Inc.	564	16,130

Energy — 5.4%
Energy Equipment & Services — 0.6%
Smart Sand, Inc. (a)	6,109	15,395

Oil, Gas & Consumable Fuels — 4.8%
Adams Resources & Energy, Inc.	573	21,814
Bonanza Creek Energy, Inc. (a)	1,074	25,067
Montage Resources Corp. (a)	3,655	29,021
SilverBow Resources, Inc. (a)	1,545	15,295
Teekay Corp.	1,207	6,421
Teekay Tankers Ltd. - Class A (a)	1,568	37,594
		135,212
Financials — 24.5%
Banks — 14.5%
AmeriServ Financial, Inc.	3,950	16,590
Bar Harbor Bankshares	730	18,535
BCB Bancorp, Inc.	1,451	20,009
Citizens Holding Co.	686	15,010
Civista Bancshares, Inc.	404	9,696
ConnectOne Bancorp, Inc.	508	13,066
Customers Bancorp, Inc. (a)	497	11,834
Eagle Bancorp Montana, Inc.	1,041	22,267
Farmers National Banc Corp.	1,300	21,216
Financial Institutions, Inc.	1,000	32,100
First Business Financial Services, Inc.	798	21,011
First Choice Bancorp	1,402	37,798
Glen Burnie Bancorp	937	10,776
Great Southern Bancorp, Inc.	285	18,046
Horizon Bancorp, Inc.	625	11,875
Independent Bank Corp. (Michigan)	839	19,003
Landmark Bancorp, Inc.	462	11,573
Mackinac Financial Corp.	864	15,085
Meridian Bank Corp. (a)	329	6,643
Midland States Bancorp, Inc.	595	17,231
MidWestOne Financial Group, Inc.	292	10,579
Orrstown Financial Services, Inc.	633	14,319
Preferred Bank	381	22,894
Summit Financial Group, Inc.	282	7,639
United Bancshares, Inc.	95	2,158
		406,953
Capital Markets — 0.1%
Ashford, Inc. (a)	108	2,549

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	47

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
Consumer Finance — 2.5%
Consumer Portfolio Services, Inc. (a)	4,958	$16,708
Elevate Credit, Inc. (a)	6,709	29,855
Enova International, Inc. (a)	979	23,555
		70,118
Insurance — 1.6%
Greenlight Capital Re Ltd. - Class A (Cayman Islands) (a)	207	2,093
Hallmark Financial Services, Inc. (a)	928	16,305
Health Insurance Innovations, Inc. - Class A (a)	262	5,054
Tiptree, Inc.	2,796	22,759
		46,211
Mortgage Real Estate Investment Trusts — 0.7%
Anworth Mortgage Asset Corp.	4,139	14,569
Western Asset Mortgage Capital Corp.	414	4,277
		18,846
Thrifts & Mortgage Finance — 5.1%
Federal Agricultural Mortgage Corp. - Class C	258	21,543
First Defiance Financial Corp.	359	11,305
FS Bancorp, Inc.	143	9,122
Guaranty Federal Bancshares, Inc.	502	12,650
Kentucky First Federal Bancorp	1,308	10,137
Lake Shore Bancorp, Inc.	971	14,808
Ottawa Bancorp, Inc.	1,062	14,688
Riverview Bancorp, Inc.	2,210	18,144
Sachem Capital Corp.	5,974	25,927
Sterling Bancorp, Inc.	583	4,722
		143,046
Health Care — 25.7%
Biotechnology — 13.3%
Anika Therapeutics, Inc. (a)	541	28,051
Baudax Bio, Inc. (a)	1	1
BioSpecifics Technologies Corp. (a)	542	30,861
Catalyst Pharmaceutical Partners, Inc. (a)	5,129	19,234
Eagle Pharmaceuticals, Inc. (a)	470	28,238
Enanta Pharmaceuticals, Inc. (a)	319	19,708
ImmuCell Corp. (a)	2,595	13,364
IVERIC bio, Inc. (a)	5,971	51,231
Merrimack Pharmaceuticals, Inc.	4,012	12,638
PDL BioPharma, Inc. (a)	9,165	29,740
Prothena Corp. PLC (Ireland) (a)	2,260	35,776
Recro Pharma, Inc. (a)	1,138	20,859
Vanda Pharmaceuticals, Inc. (a)	2,138	35,085
Vericel Corp. (a)	1,680	29,232
Xencor, Inc. (a)	548	18,846
		372,864
Health Care Equipment & Supplies — 2.2%
Kewaunee Scientific Corp.	726	9,765
Lantheus Holdings, Inc. (a)	895	18,356
Pro-Dex, Inc. (a)	1,976	34,679
		62,800

	Shares	Value
Health Care Providers & Services — 3.4%
Apollo Medical Holdings, Inc. (a)	375	$6,904
Cross Country Healthcare, Inc. (a)	784	9,110
Ensign Group, Inc. (The)	655	29,717
National HealthCare Corp.	337	29,127
Owens & Minor, Inc.	1,355	7,005
PetIQ, Inc. (a)	213	5,336
Triple-S Management Corp. - Class B (a)	499	9,227
		96,426
Health Care Technology — 1.0%
Computer Programs & Systems, Inc.	1,073	28,327

Life Sciences Tools & Services — 2.5%
Harvard Bioscience, Inc. (a)	4,976	15,177
NeoGenomics, Inc. (a)	955	27,934
Repligen Corp. (a)	275	25,437
		68,548
Pharmaceuticals — 3.3%
Amphastar Pharmaceuticals, Inc. (a)	1,287	24,826
ANI Pharmaceuticals, Inc. (a)	471	29,046
BioDelivery Sciences International, Inc. (a)	1,905	12,040
Harrow Health, Inc. (a)	1,435	11,164
Lannett Co., Inc. (a)	1,580	13,936
		91,012
Industrials — 11.2%
Aerospace & Defense — 0.7%
CPI Aerostructures, Inc. (a)	1,383	9,308
Vectrus, Inc. (a)	232	11,892
		21,200
Commercial Services & Supplies — 1.7%
Acme United Corp.	640	15,226
CompX International, Inc.	1,068	15,582
Virco Manufacturing Corp. (a)	3,735	15,836
		46,644
Construction & Engineering — 1.8%
Great Lakes Dredge & Dock Corp. (a)	2,005	22,717
Northwest Pipe Co. (a)	453	15,089
Sterling Construction Co., Inc. (a)	819	11,532
		49,338
Electrical Equipment — 2.0%
Atkore International Group, Inc. (a)	665	26,906
LSI Industries, Inc.	1,244	7,526
Orion Energy Systems, Inc. (a)	2,262	7,578
Servotronics, Inc.	1,305	13,128
		55,138
Machinery — 2.9%
Chicago Rivet & Machine Co.	661	17,052
Commercial Vehicle Group, Inc. (a)	2,473	15,704
Miller Industries, Inc.	881	32,712
Park-Ohio Holdings Corp.	450	15,142
		80,610
Marine — 0.5%
Pangaea Logistics Solutions, Ltd. (Bermuda)	4,572	13,487

See Notes to Financial Statements.

48	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
Professional Services — 1.4%
Barrett Business Services, Inc.	139	$12,574
DLH Holdings Corp. (a)	1,775	7,437
Kelly Services, Inc. - Class A	264	5,961
RCM Technologies, Inc. (a)	4,253	12,759
		38,731
Road & Rail — 0.2%
P.A.M. Transportation Services, Inc. (a)	126	7,271

Information Technology — 11.0%
Communications Equipment — 0.5%
Aviat Networks, Inc. (a)	952	13,376
Ribbon Communications, Inc. (a)	344	1,066
		14,442
Electronic Equipment, Instruments & Components — 2.8%
Coda Octopus Group, Inc. (a)	471	3,942
Hollysys Automation Technologies, Ltd. (Virgin Islands British)	1,419	23,286
PC Connection, Inc.	364	18,076
Richardson Electronics, Ltd.	677	3,812
Taitron Components, Inc. - Class A	5,190	14,740
Wayside Technology Group, Inc.	1,001	16,216
		80,072
IT Services — 2.5%
ALJ Regional Holdings, Inc. (a)	5,431	6,246
Computer Task Group, Inc. (a)	1,602	8,298
CSP, Inc.	987	12,880
Perficient, Inc. (a)	900	41,463
		68,887
Semiconductors & Semiconductor Equipment — 2.8%
Amtech Systems, Inc. (a)	1,477	10,575
Photronics, Inc. (a)	2,793	44,018
SMART Global Holdings, Inc. (a)	656	24,889
		79,482
Software — 2.4%
Asure Software, Inc. (a)	270	2,209
MIND C.T.I., Ltd.	6,162	14,881
Seachange International, Inc. (a)	3,159	13,236
Smith Micro Software, Inc. (a)	2,545	10,129
Zix Corp. (a)	3,840	26,035
		66,490
Materials — 2.5%
Chemicals — 1.3%
Advanced Emissions Solutions, Inc.	1,806	18,963
Flexible Solutions International, Inc.	7,342	18,869
		37,832
Containers & Packaging — 0.5%
UFP Technologies, Inc. (a)	284	14,089

Metals & Mining — 0.7%
Caledonia Mining Corp. PLC (Jersey)	2,211	18,617

Real Estate — 4.3%
Equity Real Estate Investment Trusts (REITs) — 4.3%
City Office REIT, Inc.	450	6,084
CorEnergy Infrastructure Trust, Inc.	625	27,944

	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Innovative Industrial Properties, Inc.	229	$17,374
Omega Healthcare Investors, Inc.	542	22,954
One Liberty Properties, Inc.	532	14,465
Preferred Apartment Communities, Inc. - Class A	1,438	19,154
Safehold, Inc.	197	7,939
Whitestone REIT	406	5,530
		121,444
Utilities — 1.2%
Electric Utilities — 1.2%
Genie Energy, Ltd. - Class B	1,367	10,567
Unitil Corp.	352	21,761
		32,328
Investments at Value — 100.5% (Cost $2,466,279)		$2,815,183

Liabilities in Excess of Other Assets — (0.5%)		(13,120)

Net Assets — 100.0%		$2,802,063

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	49

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 91.6%
Consumer Discretionary — 5.5%
Auto Components — 0.2%
Modine Manufacturing Co. (a)	36,578	$281,651

Hotels, Restaurants & Leisure — 4.8%
Jack in the Box, Inc.	69,154	5,396,086
Papa John’s International, Inc.	35,858	2,264,433
Red Lion Hotels Corp. (a)	132,505	494,244
		8,154,763
Internet & Direct Marketing Retail — 0.5%
Quotient Technology, Inc. (a)	90,626	893,572

Consumer Staples — 6.7%
Food Products — 6.7%
Hain Celestial Group, Inc. (The) (a)	344,021	8,929,065
TreeHouse Foods, Inc. (a)	51,652	2,505,122
		11,434,187
Energy — 7.5%
Energy Equipment & Services — 2.3%
Helmerich & Payne, Inc.	41,962	1,906,334
NexTier Oilfield Solutions, Inc. (a)	294,845	1,975,461
		3,881,795
Oil, Gas & Consumable Fuels — 5.2%
Encana Corp. (Canada)	147,828	693,313
Parsley Energy, Inc. - Class A	54,299	1,026,794
PDC Energy, Inc. (a)	103,262	2,702,367
WPX Energy, Inc. (a)	321,012	4,410,705
		8,833,179
Financials — 15.5%
Banks — 14.9%
Community Bank System, Inc.	33,126	2,349,958
Enterprise Financial Services Corp.	43,712	2,107,356
First Busey Corp	57,927	1,592,992
IBERIABANK Corp.	41,493	3,104,921
Investors Bancorp, Inc.	116,538	1,388,550
Lakeland Financial Corp.	39,529	1,934,154
National Bank Holdings Corp. - Class A	64,331	2,265,738
Renasant Corp.	48,878	1,731,259
Seacoast Banking Corp. of Florida (a)	52,463	1,603,794
Umpqua Holdings Corp.	157,262	2,783,537
United Community Banks, Inc.	69,453	2,144,709
WesBanco, Inc.	58,781	2,221,334
		25,228,302
Mortgage Real Estate Investment Trusts — 0.6%
Chimera Investment Corp.	52,207	1,073,376

Health Care — 9.0%
Biotechnology — 0.5%
Myriad Genetics, Inc. (a)	27,576	750,894

Health Care Equipment & Supplies — 5.6%
AngioDynamics, Inc. (a)	54,171	867,278
Chembio Diagnostics, Inc. (a)	92,078	419,876
ICU Medical, Inc. (a)	8,666	1,621,582

	Shares	Value
Health Care Equipment & Supplies (continued)
Orthofix Medical, Inc. (a)	144,352	$6,666,175
		9,574,911
Health Care Providers & Services — 2.9%
Hanger, Inc. (a)	37,523	1,036,010
Magellan Health, Inc. (a)	41,364	3,236,733
MEDNAX, Inc. (a)	22,605	628,193
		4,900,936
Industrials — 11.9%
Aerospace & Defense — 0.3%
Maxar Technologies, Inc.	30,592	479,377

Building Products — 0.4%
Quanex Building Products Corp.	36,413	621,934

Construction & Engineering — 1.2%
Granite Construction, Inc.	34,406	952,014
Sterling Construction Co., Inc. (a)	80,466	1,132,961
		2,084,975
Electrical Equipment — 6.0%
AZZ, Inc.	56,391	2,591,166
EnerSys	31,760	2,376,601
Regal Beloit Corp.	60,193	5,153,123
		10,120,890
Machinery — 3.7%
Astec Industries, Inc.	44,139	1,853,838
Columbus McKinnon Corp.	47,341	1,895,060
SPX Corp. (a)	49,561	2,521,664
		6,270,562
Professional Services — 0.3%
Huron Consulting Group, Inc. (a)	8,495	583,776

Information Technology — 14.6%
Communications Equipment — 0.8%
Sierra Wireless, Inc. (Canada) (a)	138,863	1,326,142

Electronic Equipment, Instruments & Components — 1.8%
Belden, Inc.	16,477	906,235
FARO Technologies, Inc. (a)	43,584	2,194,454
		3,100,689
IT Services — 1.2%
Conduent, Inc. (a)	332,538	2,061,736

Software — 6.5%
Box, Inc. - Class A (a)	53,439	896,706
FireEye, Inc. (a)	276,660	4,573,190
Progress Software Corp.	132,887	5,521,455
		10,991,351
Technology Hardware, Storage & Peripherals — 4.3%
NCR Corp. (a)	208,871	7,343,904

Materials — 9.7%
Chemicals — 5.0%
Ferro Corp. (a)	123,496	1,831,446
Innophos Holdings, Inc.	210,622	6,735,691
		8,567,137

See Notes to Financial Statements.

50	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2019

	Shares	Value
Containers & Packaging — 1.1%
Silgan Holdings, Inc.	57,885	$1,799,066

Metals & Mining — 2.0%
Coeur Mining, Inc. (a)	70,136	566,699
Compass Minerals International, Inc.	46,743	2,849,453
		3,416,152
Paper & Forest Products — 1.6%
P.H. Glatfelter Co.	149,621	2,738,065

Real Estate — 7.8%
Equity Real Estate Investment Trusts (REITs) — 7.8%
Columbia Property Trust, Inc.	89,943	1,880,708
Cousins Properties, Inc.	21,429	882,875
Empire State Realty Trust, Inc. - Class A	97,998	1,368,052
Equity Commonwealth	160,591	5,272,202
Healthcare Trust of America, Inc. - Class A	34,492	1,044,418
Pebblebrook Hotel Trust	22,112	592,823
Physicians Realty Trust	115,385	2,185,392
		13,226,470
Utilities — 3.4%
Electric Utilities — 1.4%
ALLETE, Inc.	22,454	1,822,591
PNM Resources, Inc.	12,806	649,393
		2,471,984
Gas Utilities — 1.0%
New Jersey Resources Corp.	36,583	1,630,504

Water Utilities — 1.0%
California Water Service Group	33,681	1,736,592

Investments at Value — 91.6% (Cost $144,315,893)		$155,578,872

Other Assets in Excess of Liabilities — 8.4%		14,322,355

Net Assets — 100.0%		$169,901,227

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	51

Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 95.6%
Communication Services — 1.9%
Media — 1.9%
John Wiley & Sons, Inc. - Class A	34,123	$1,655,648

Consumer Discretionary — 8.9%
Auto Components — 1.5%
Dana, Inc.	74,570	1,357,174

Diversified Consumer Services — 1.3%
Graham Holdings Co. - Class B	1,825	1,166,157

Hotels, Restaurants & Leisure — 1.5%
Boyd Gaming Corp.	43,703	1,308,468

Household Durables — 1.4%
La-Z-Boy, Inc.	22,978	723,347
M.D.C. Holdings, Inc.	13,049	497,950
		1,221,297
Specialty Retail — 3.2%
Aaron’s, Inc.	26,444	1,510,217
American Eagle Outfitters, Inc.	85,656	1,259,143
		2,769,360
Energy — 9.5%
Energy Equipment & Services — 1.6%
Solaris Oilfield Infrastructure, Inc. - Class A	101,123	1,415,722

Oil, Gas & Consumable Fuels — 7.9%
Enerplus Corp. (Canada)	362,850	2,587,120
PBF Energy, Inc. - Class A	42,222	1,324,504
Scorpio Tankers, Inc.	36,234	1,425,446
Vermilion Energy, Inc. (Canada)	98,827	1,616,810
		6,953,880
Financials — 33.0%
Banks — 17.1%
Atlantic Union Bancshares Corp.	60,962	2,289,123
F.N.B. Corp.	165,247	2,098,637
First Interstate BancSystem, Inc. - Class A	30,329	1,271,392
Glacier Bancorp, Inc.	35,310	1,623,907
Independent Bank Corp.	25,855	2,152,429
Independent Bank Group, Inc.	18,891	1,047,317
Lakeland Financial Corp.	18,504	905,401
Sandy Spring Bancorp, Inc.	25,872	980,031
Umpqua Holdings Corp.	79,593	1,408,796
Wintrust Financial Corp.	18,655	1,322,639
		15,099,672
Consumer Finance — 1.2%
SLM Corp.	121,206	1,079,946

Insurance — 7.7%
Argo Group International Holdings, Ltd. (Bermuda)	20,455	1,344,916
Axis Capital Holdings, Ltd. (Bermuda)	23,735	1,410,808
CNO Financial Group, Inc.	94,815	1,718,996

	Shares	Value
Insurance (continued)
Horace Mann Educators Corp.	19,866	$867,350
ProAssurance Corp.	39,102	1,413,146
		6,755,216
Mortgage Real Estate Investment Trusts — 2.2%
Redwood Trust, Inc.	114,723	1,897,518

Thrifts & Mortgage Finance — 4.8%
OceanFirst Financial Corp.	26,595	679,237
Radian Group, Inc.	76,264	1,918,802
Washington Federal, Inc.	45,645	1,672,889
		4,270,928
Health Care — 3.6%
Health Care Equipment & Supplies — 0.6%
LeMaitre Vascular, Inc.	13,996	503,156

Health Care Providers & Services — 2.5%
Ensign Group, Inc. (The)	48,966	2,221,588

Pharmaceuticals — 0.5%
Phibro Animal Health Corp. - Class A	19,945	495,234

Industrials — 10.2%
Air Freight & Logistics — 1.4%
Forward Air Corp.	17,713	1,239,024

Airlines — 1.8%
Allegiant Travel Co.	8,815	1,534,163

Construction & Engineering — 0.6%
Primoris Services Corp.	23,819	529,734

Electrical Equipment — 1.6%
EnerSys	19,126	1,431,199

Machinery — 4.8%
Crane Co.	13,811	1,192,994
ITT, Inc.	19,992	1,477,609
Mueller Water Products, Inc. - Series A	130,704	1,565,834
		4,236,437
Information Technology — 9.6%
Communications Equipment — 2.0%
InterDigital, Inc.	32,062	1,747,058

Electronic Equipment, Instruments & Components — 1.1%
MTS Systems Corp.	20,825	1,000,225

IT Services — 5.1%
EVERTEC, Inc.	54,031	1,839,215
MAXIMUS, Inc.	20,985	1,561,074
TTEC Holdings, Inc.	26,308	1,042,323
		4,442,612
Semiconductors & Semiconductor Equipment — 1.4%
MKS Instruments, Inc.	11,254	1,238,053

See Notes to Financial Statements.

52	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
December 31, 2019

	Shares	Value
Materials — 3.8%
Chemicals — 1.8%
Huntsman Corp.	65,133	$1,573,613

Containers & Packaging — 0.8%
Graphic Packaging Holding Co.	42,374	705,527

Metals & Mining — 1.2%
Warrior Met Coal, Inc.	52,080	1,100,451

Real Estate — 10.7%
Equity Real Estate Investment Trusts (REITs) — 10.7%
CareTrust REIT, Inc.	40,019	825,592
Outfront Media, Inc.	64,343	1,725,679
Physicians Realty Trust	83,065	1,573,251
QTS Realty Trust, Inc. - Class A	26,730	1,450,637
Rayonier, Inc.	30,178	988,631
Rexford Industrial Realty, Inc.	19,496	890,383
STAG Industrial, Inc.	64,275	2,029,162
		9,483,335
Utilities — 4.4%
Electric Utilities — 1.6%
ALLETE, Inc.	17,680	1,435,085

Gas Utilities — 2.8%
Southwest Gas Holdings, Inc.	32,197	2,446,006

Investments at Value — 95.6% (Cost $76,656,766)		$84,313,486

Other Assets in Excess of Liabilities — 4.4%		3,899,100

Net Assets — 100.0%		$88,212,586

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	53

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 96.0%
Communication Services — 3.8%
Diversified Telecommunication Services — 2.0%
Cogent Communications Holdings, Inc.	22,861	$1,504,482

Interactive Media & Services — 1.0%
Eventbrite, Inc. - Class A (a)	36,415	734,491

Media — 0.8%
New York Times Co. (The) - Class A	19,350	622,490

Consumer Discretionary — 8.7%
Auto Components — 0.8%
Fox Factory Holding Corp. (a)	8,499	591,275

Diversified Consumer Services — 2.3%
Bright Horizons Family Solutions, Inc. (a)	11,726	1,762,300

Hotels, Restaurants & Leisure — 2.4%
Churchill Downs, Inc.	10,615	1,456,378
Shake Shack, Inc. - Class A (a)	5,814	346,340
		1,802,718
Internet & Direct Marketing Retail — 0.6%
Revolve Group, Inc. (a)	22,471	412,568

Leisure Equipment & Products — 0.9%
Callaway Golf Co.	32,811	695,593

Multiline Retail — 1.7%
Ollie’s Bargain Outlet Holdings, Inc. (a)	19,454	1,270,541

Consumer Staples — 1.7%
Beverages — 0.9%
MGP Ingredients, Inc.	12,973	628,542

Food Products — 0.8%
Simply Good Foods Co. (The) (a)	21,749	620,716

Energy — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
Centennial Resource Development, Inc. - Class A (a)	114,428	528,658
PDC Energy, Inc. (a)	13,118	343,298
SRC Energy, Inc. (a)	59,234	244,044
		1,116,000
Financials — 10.3%
Banks — 1.9%
Bank OZK	15,652	477,464
Eagle Bancorp, Inc.	19,973	971,287
		1,448,751
Capital Markets — 2.1%
Evercore, Inc. - Class A	7,759	580,063
Focus Financial Partners, Inc. - Class A (a)	21,459	632,397
OneSpaWorld Holdings, Ltd. (a)	22,497	378,849
		1,591,309

	Shares	Value
Insurance — 4.5%
AMERISAFE, Inc.	10,823	$714,643
Goosehead Insurance, Inc. - Class A	32,167	1,363,881
Trupanion, Inc. (a)	33,559	1,257,120
		3,335,644
Thrifts & Mortgage Finance — 1.8%
LendingTree, Inc. (a)	1,537	466,387
Meridian Bancorp, Inc.	44,444	892,880
		1,359,267
Health Care — 22.6%
Biotechnology — 2.3%
Amicus Therapeutics, Inc. (a)	49,481	481,945
Blueprint Medicines Corp. (a)	10,719	858,699
Turning Point Therapeutics, Inc. (a)	5,954	370,874
		1,711,518
Health Care Equipment & Supplies — 7.5%
Cardiovascular Systems, Inc. (a)	20,835	1,012,373
Glaukos Corp. (a)	9,878	538,055
Globus Medical, Inc. - Class A (a)	21,018	1,237,540
Integra LifeSciences Holdings Corp. (a)	11,643	678,554
LivaNova PLC (United Kingdom) (a)	10,241	772,478
Masimo Corp. (a)	6,284	993,249
Silk Road Medical, Inc. (a)	10,355	418,135
		5,650,384
Health Care Providers & Services — 4.8%
Addus HomeCare Corp. (a)	13,378	1,300,609
Amedisys, Inc. (a)	10,023	1,673,039
BioTelemetry, Inc. (a)	13,949	645,839
		3,619,487
Health Care Technology — 4.6%
Inspire Medical Systems, Inc. (a)	6,554	486,372
Omnicell, Inc. (a)	16,058	1,312,260
Teladoc Health, Inc. (a)	19,994	1,673,898
		3,472,530
Life Sciences Tools & Services — 1.1%
PRA Health Sciences, Inc. (a)	7,125	791,944

Pharmaceuticals — 2.3%
Catalent, Inc. (a)	19,610	1,104,043
Pacira BioSciences, Inc. (a)	14,084	638,005
		1,742,048
Industrials — 14.5%
Aerospace & Defense — 4.0%
AeroVironment, Inc. (a)	9,090	561,217
Hexcel Corp.	19,984	1,465,027
Mercury Systems, Inc. (a)	14,084	973,345
		2,999,589
Commercial Services & Supplies — 2.5%
Healthcare Services Group, Inc.	21,375	519,840
Ritchie Bros. Auctioneers, Inc. (Canada)	30,952	1,329,389
		1,849,229
Electrical Equipment — 3.5%
Generac Holdings, Inc. (a)	18,734	1,884,453
TPI Composites, Inc. (a)	40,414	748,063
		2,632,516

See Notes to Financial Statements.

54	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2019

	Shares	Value
Machinery — 1.2%
Proto Labs, Inc. (a)	8,797	$893,335

Professional Services — 2.4%
Huron Consulting Group, Inc. (a)	20,648	1,418,931
Upwork, Inc. (a)	39,760	424,239
		1,843,170
Road & Rail — 0.9%
Saia, Inc. (a)	7,634	710,878

Information Technology — 25.7%
Electronic Equipment, Instruments & Components — 1.1%
Novanta, Inc. (Canada) (a)	9,400	831,336

IT Services — 1.9%
MAXIMUS, Inc.	19,267	1,433,272

Semiconductors & Semiconductor Equipment — 10.8%
Cabot Microelectronics Corp.	7,915	1,142,293
Entegris, Inc.	24,777	1,241,080
Inphi Corp. (a)	18,914	1,400,014
Monolithic Power Systems, Inc.	10,283	1,830,580
Onto Innovation, Inc. (a)	27,158	992,353
Silicon Laboratories, Inc. (a)	13,160	1,526,297
		8,132,617
Software — 11.9%
Anaplan, Inc. (a)	14,259	747,172
Envestnet, Inc. (a)	23,297	1,622,170
Everbridge, Inc. (a)	17,844	1,393,260
FireEye, Inc. (a)	43,291	715,600
Globant S.A. (Luxembourg) (a)	13,388	1,419,797
Instructure, Inc. (a)	21,729	1,047,555
RealPage, Inc. (a)	19,319	1,038,396
Zendesk, Inc. (a)	12,628	967,684
		8,951,634
Materials — 4.8%
Chemicals — 4.8%
Ingevity Corp. (a)	17,512	1,530,199
Innospec, Inc.	6,211	642,466
Livent Corp. (a)	55,017	470,395
PolyOne Corp.	26,589	978,209
		3,621,269

	Shares	Value
Real Estate — 2.4%
Equity Real Estate Investment Trusts (REITs) — 2.4%
QTS Realty Trust, Inc. - Class A	26,444	$1,435,116
Terreno Realty Corp.	7,167	388,021
		1,823,137
Investments at Value — 96.0% (Cost $56,315,406)		$72,206,580

Other Assets in Excess of Liabilities — 4.0%		2,970,544

Net Assets — 100.0%		$75,177,124

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	55

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 93.2%
Consumer Discretionary — 11.0%
Auto Components — 2.7%
Dorman Products, Inc. (a)	3,881	$293,869
Fox Factory Holding Corp. (a)	6,403	445,457
Stoneridge, Inc. (a)	10,277	301,322
		1,040,648
Hotels, Restaurants & Leisure — 2.1%
Choice Hotels International, Inc.	4,583	474,020
Jack in the Box, Inc.	4,211	328,584
		802,604
Household Durables — 1.4%
Universal Electronics, Inc. (a)	10,148	530,335

Specialty Retail — 1.7%
Cato Corp. (The) - Class A	15,221	264,845
Children’s Place (The)	5,912	369,618
		634,463
Textiles, Apparel & Luxury Goods — 3.1%
Columbia Sportswear Co.	3,807	381,423
Steve Madden, Ltd.	4,399	189,201
Wolverine World Wide, Inc.	17,576	593,014
		1,163,638
Consumer Staples — 4.0%
Food Products — 4.0%
Hain Celestial Group, Inc. (The) (a)	42,334	1,098,779
TreeHouse Foods, Inc. (a)	8,315	403,278
		1,502,057
Energy — 2.6%
Oil, Gas & Consumable Fuels — 2.6%
Callon Petroleum Co.	41,703	201,425
SRC Energy, Inc. (a)	50,789	209,251
World Fuel Services Corp.	12,953	562,419
		973,095
Financials — 8.9%
Banks — 7.9%
Ameris Bancorp	11,604	493,634
Carolina Financial Corp.	9,043	390,929
CenterState Bank Corp.	14,470	361,461
IBERIABANK Corp.	5,224	390,912
Lakeland Financial Corp.	10,448	511,221
Seacoast Banking Corp. of Florida (a)	16,032	490,098
WesBanco, Inc.	9,603	362,897
		3,001,152
Capital Markets — 1.0%
OneSpaWorld Holdings, Ltd. (a)	23,297	392,321

Health Care — 15.6%
Health Care Equipment & Supplies — 8.1%
AngioDynamics, Inc. (a)	15,068	241,239
Axogen, Inc. (a)	6,332	113,279
Globus Medical, Inc. - Class A (a)	7,714	454,200
Inogen, Inc. (a)	1,845	126,069
Insulet Corp. (a)	3,857	660,318
Integra LifeSciences Holdings Corp. (a)	8,135	474,108

	Shares	Value
Health Care Equipment & Supplies (continued)
NuVasive, Inc. (a)	3,482	$269,298
Orthofix Medical, Inc. (a)	13,704	632,851
Surmodics, Inc. (a)	2,149	89,033
		3,060,395
Health Care Providers & Services — 1.8%
Encompass Health Corp.	6,192	428,920
Tivity Health, Inc. (a)	12,607	256,489
		685,409
Health Care Technology — 0.6%
Omnicell, Inc. (a)	2,992	244,506

Life Sciences Tools & Services — 3.8%
Bio-Rad Laboratories, Inc. - Class A (a)	1,838	680,115
Bio-Techne Corp.	1,732	380,191
NeoGenomics, Inc. (a)	12,852	375,921
		1,436,227
Pharmaceuticals — 1.3%
Horizon Therapeutics PLC (a)	13,729	496,990

Industrials — 22.8%
Air Freight & Logisctics — 2.2%
Forward Air Corp.	7,367	515,322
Hub Group, Inc. - Class A (a)	6,266	321,383
		836,705
Airlines — 2.0%
Allegiant Travel Co.	4,320	751,853

Building Products — 2.1%
Armstrong World Industries, Inc.	6,584	618,699
JELD-WEN Holdings, Inc. (a)	8,556	200,296
		818,995
Commercial Services & Supplies — 3.1%
Casella Waste Systems, Inc. - Class A (a)	11,984	551,624
Healthcare Services Group, Inc.	12,419	302,030
Tetra Tech, Inc.	3,648	314,312
		1,167,966
Construction & Engineering — 0.7%
Granite Constructions, Inc.	9,724	269,063

Electrical Equipment — 1.6%
EnerSys	8,069	603,803

Industrial Conglomerates — 2.0%
Carlisle Cos., Inc.	4,641	751,099

Machinery — 9.1%
Columbus McKinnon Corp.	11,690	467,951
Harsco Corp. (a)	21,399	492,391
IDEX Corp.	1,626	279,672
ITT, Inc.	8,408	621,435
RBC Bearings, Inc. (a)	3,093	489,746
Rexnord Corp. (a)	14,931	487,049
SPX Corp. (a)	12,666	644,446
		3,482,690

See Notes to Financial Statements.

56	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2019

	Shares	Value
Information Technology — 20.5%
Electronic Equipment, Instruments & Components — 1.0%
FLIR Systems, Inc.	7,257	$377,872

IT Services — 0.7%
MAXIMUS, Inc.	3,672	273,160

Semiconductors & Semiconductor Equipment — 2.9%
Advanced Energy Industries, Inc. (a)	5,874	418,229
Entegris, Inc.	13,803	691,392
		1,109,621
Software — 15.0%
Avalara, Inc. (a)	4,446	325,670
Blackline, Inc. (a)	12,210	629,548
Everbridge, Inc. (a)	4,315	336,915
Five9, Inc. (a)	15,030	985,667
Guidewire Software, Inc. (a)	4,662	511,748
Model N, Inc. (a)	8,850	310,370
New Relic, Inc. (a)	3,735	245,427
Pegasystems, Inc.	5,691	453,288
Proofpoint, Inc. (a)	4,960	569,309
RealPage, Inc. (a)	13,723	737,611
Verint Systems, Inc. (a)	4,672	258,642
Workiva, Inc. (a)	7,466	313,945
		5,678,140
Technology Hardware, Storage & Peripherals — 0.9%
Pure Storage, Inc. - Class A (a)	20,812	356,093

Materials — 4.8%
Chemicals — 2.5%
Ferro Corp. (a)	12,001	177,975
Ingevity Corp. (a)	4,288	374,685
Innophos Holdings, Inc.	11,675	373,367
		926,027
Containers & Packing — 1.4%
Berry Global Group, Inc. (a)	6,423	305,028
Silgan Holdings, Inc.	7,683	238,788
		543,816
Metals & Mining — 0.9%
Compass Minerals International, Inc.	5,821	354,848

	Shares	Value
Real Estate — 3.0%
Equity Real Estate Investment Trusts — 3.0%
Americold Realty Trust	13,285	$465,772
Equity Commonwealth	21,113	693,140
		1,158,912
Investments at Value — 93.2% (Cost $35,424,503)		$35,424,503

Other Assets in Excess of Liabilities — 6.8%		2,589,224

Net Assets — 100.0%		$38,013,727

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	57

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 97.1%
Communication Services — 2.2%
Diversified Telecommunication Services — 2.2%
TELUS Corp. (Canada)	42,074	$1,629,526

Consumer Discretionary — 7.9%
Auto Components — 1.7%
BorgWarner, Inc.	29,340	1,272,769

Household Durables — 1.0%
D.R. Horton, Inc.	14,295	754,061

Internet & Direct Marketing Retail — 0.5%
Expedia Group, Inc.	3,790	409,851

Leisure Products — 2.6%
Hasbro, Inc.	18,161	1,917,983

Specialty Retail — 2.1%
Aaron’s, Inc.	27,669	1,580,177

Energy — 5.4%
Oil, Gas & Consumable Fuels — 5.4%
Diamondback Energy, Inc.	10,870	1,009,388
Enerplus Corp. (Canada)	243,036	1,732,847
Valero Energy Corp.	14,321	1,341,162
		4,083,397
Financials — 23.0%
Banks — 8.7%
BOK Financial Corp.	14,257	1,246,062
FNB Corp.	134,132	1,703,476
Investors Bancorp, Inc.	137,743	1,641,208
M&T Bank Corp.	4,470	758,783
People’s United Financial, Inc.	70,757	1,195,793
		6,545,322
Capital Markets — 1.2%
Ameriprise Financial, Inc.	5,539	922,686

Insurance — 11.2%
Allstate Corp. (The)	11,284	1,268,886
Arthur J. Gallagher & Co.	8,320	792,314
Axis Capital Holdings, Ltd. (Bermuda)	28,483	1,693,029
Everest Re Group, Ltd. (Bermuda)	2,760	764,078
Hartford Financial Services Group, Inc. (The)	26,704	1,622,802
Principal Financial Group, Inc.	13,930	766,150
Reinsurance Group of America, Inc.	4,627	754,479
Unum Group	24,980	728,417
		8,390,155
Thrifts & Mortgage Finance — 1.9%
Radian Group, Inc.	56,276	1,415,904

Health Care — 8.4%
Biotechnology — 2.4%
Grifols S.A. ADR (Spain)	77,171	1,797,313

	Shares	Value
Health Care Providers & Services — 3.6%
AmerisourceBergen Corp.	9,091	$772,917
Quest Diagnostics, Inc.	17,956	1,917,521
		2,690,438
Health Care Technology — 2.4%
Cerner Corp.	24,950	1,831,080

Industrials — 10.6%
Aerospace & Defense — 2.3%
CAE, Inc. (Canada)	64,634	1,710,216

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	9,770	764,014

Commercial Services & Supplies — 1.8%
Republic Services, Inc.	15,539	1,392,760

Machinery — 2.4%
Crane Co.	9,900	855,162
Oshkosh Corp.	10,056	951,800
		1,806,962
Road & Rail — 3.1%
Kansas City Southern	10,421	1,596,080
Landstar System, Inc.	6,420	731,046
		2,327,126
Information Technology — 10.7%
Communications Equipment — 1.6%
InterDigital, Inc.	22,516	1,226,897

Electronic Equipment, Instruments & Components — 2.2%
Dolby Laboratories, Inc. - Class A	23,681	1,629,253

IT Services — 5.8%
Amdocs, Ltd. (Guernsey)	13,527	976,514
EVERTEC, Inc.	24,730	841,809
Genpact, Ltd. (Bermuda)	29,637	1,249,792
MAXIMUS, Inc.	18,037	1,341,773
		4,409,888
Semiconductors & Semiconductor Equipment — 1.1%
NXP Semiconductors N.V. (Netherlands)	6,370	810,646

Materials — 6.2%
Chemicals — 1.7%
Huntsman Corp.	53,180	1,284,829

Containers & Packaging — 1.2%
Graphic Packaging Holding Co.	51,220	852,813

Metals & Mining — 3.3%
Newmont Goldcorp Corp.	29,880	1,298,286
Steel Dynamics, Inc.	35,200	1,198,208
		2,496,494

See Notes to Financial Statements.

58	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
December 31, 2019

	Shares	Value
Real Estate — 11.5%
Equity Real Estate Investment Trusts (REITs) — 11.5%
Americold Realty Trust	31,942	$1,119,887
CyrusOne, Inc.	17,340	1,134,556
Invitation Homes, Inc.	38,091	1,141,587
Outfront Media, Inc.	57,842	1,551,323
Rexford Industrial Realty, Inc.	17,360	792,831
Sun Communities, Inc.	8,524	1,279,452
VICI Properties, Inc.	64,737	1,654,030
		8,673,666
Utilities — 11.2%
Electric Utilities — 2.5%
ALLETE, Inc.	13,161	1,068,278
Xcel Energy, Inc.	12,955	822,513
		1,890,791
Gas Utilities — 2.3%
Southwest Gas Holdings, Inc.	22,834	1,734,699

Independent Power and Renewable Electricity Producers — 2.2%
Vistra Energy Corp.	70,838	1,628,566

Multi-Utilities — 4.2%
CenterPoint Energy, Inc.	52,798	1,439,802
MDU Resources Group, Inc.	58,020	1,723,774
		3,163,576
Investments at Value — 97.1% (Cost $63,120,551)		$73,043,858

Other Assets in Excess of Liabilities — 2.9%		2,203,550

Net Assets — 100.0%		$75,247,408

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	59

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 96.0%
Communication Services — 6.4%
Entertainment — 1.4%
Live Nation Entertainment, Inc. (a)	23,389	$1,671,612

Interactive Media & Services — 2.8%
Alphabet, Inc. - Class C (a)	2,523	3,373,301

Media — 2.2%
Cable One, Inc.	798	1,187,799
Comcast Corp. - Class A	32,867	1,478,029
		2,665,828
Consumer Discretionary — 11.4%
Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc. (a)	1,933	3,571,875

Leisure Products — 2.0%
Hasbro, Inc.	22,782	2,406,007

Multiline Retail — 0.9%
Ollie’s Bargain Outlet Holdings, Inc. (a)	17,316	1,130,908

Specialty Retail — 3.8%
O’Reilly Automotive, Inc. (a)	4,862	2,130,820
TJX Companies, Inc. (The)	40,156	2,451,926
		4,582,746
Textiles, Apparel & Luxury Goods — 1.7%
VF Corp.	20,364	2,029,476

Consumer Staples — 5.8%
Beverages — 0.8%
Coca-Cola Co. (The)	18,617	1,030,451

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	4,972	1,461,370

Food Products — 1.1%
McCormick & Co., Inc.	8,109	1,376,341

Household Products — 0.9%
Clorox Co. (The)	6,715	1,031,021

Personal Products — 1.8%
Estée Lauder Cos., Inc. (The) - Class A	10,285	2,124,264

Energy — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Marathon Oil Corp.	68,943	936,246

Financials — 14.3%
Banks — 5.8%
First Republic Bank	13,419	1,576,062
JPMorgan Chase & Co.	26,328	3,670,123
Zions Bancorp.	34,313	1,781,531
		7,027,716

	Shares	Value
Capital Markets — 2.9%
Ares Management Corp. - Class A	44,650	$1,593,558
S&P Global, Inc.	7,136	1,948,485
		3,542,043
Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc. - Class B (a)	7,407	1,677,685

Insurance — 4.2%
Aon PLC (United Kingdom)	11,805	2,458,864
Reinsurance Group of America, Inc.	16,072	2,620,700
		5,079,564
Health Care — 18.2%
Health Care Equipment & Supplies — 6.0%
Abbott Laboratories	21,628	1,878,608
Alcon, Inc. (Switzerland) (a)	27,305	1,544,644
Baxter International, Inc.	19,581	1,637,363
Danaher Corp.	14,394	2,209,191
		7,269,806
Health Care Providers & Services — 2.3%
UnitedHealth Group, Inc.	9,647	2,836,025

Life Sciences Tools & Services — 4.3%
Bio-Techne Corp.	7,851	1,723,373
Mettler-Toledo International, Inc. (a)	1,902	1,508,819
Thermo Fisher Scientific, Inc.	6,054	1,966,763
		5,198,955
Pharmaceuticals — 5.6%
Catalent, Inc. (a)	39,922	2,247,609
Novartis AG ADR (Switzerland)	20,983	1,986,880
Zoetis, Inc.	18,661	2,469,783
		6,704,272
Industrials — 10.5%
Aerospace & Defense — 1.1%
Boeing Co. (The)	3,973	1,294,244

Commercial Services & Supplies — 1.4%
Cintas Corp.	6,285	1,691,168

Construction & Engineering — 1.4%
Quanta Services, Inc.	41,439	1,686,982

Industrial Conglomerates — 3.1%
Honeywell International, Inc.	10,588	1,874,076
Roper Technologies, Inc.	5,411	1,916,738
		3,790,814
Machinery — 1.5%
Parker-Hannifin Corp.	8,563	1,762,437

Professional Services — 2.0%
IHS Markit, Ltd. (a)	32,696	2,463,644

Information Technology — 23.1%
Electronic Equipment, Instruments & Components — 2.5%
FLIR Systems, Inc.	24,690	1,285,608
Zebra Technologies Corp. - Class A (a)	6,788	1,733,927
		3,019,535

See Notes to Financial Statements.

60	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
IT Services — 3.0%
Visa, Inc. - Class A	19,162	$3,600,540

Semiconductors & Semiconductor Equipment — 5.8%
Marvell Technology Group, Ltd. (Bermuda)	102,962	2,734,670
Microchip Technology, Inc.	23,986	2,511,814
NXP Semiconductors N.V. (Netherlands)	14,134	1,798,693
		7,045,177
Software — 9.6%
Adobe, Inc. (a)	6,343	2,091,985
Guidewire Software, Inc. (a)	21,909	2,404,951
Microsoft Corp.	34,044	5,368,739
ServiceNow, Inc. (a)	5,900	1,665,688
		11,531,363
Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc.	9,068	2,662,818

Materials — 5.5%
Chemicals — 2.7%
FMC Corp.	20,124	2,008,778
Ingevity Corp. (a)	14,675	1,282,301
		3,291,079
Containers & Packaging — 1.6%
Avery Dennison Corp.	14,915	1,951,180

Metals & Mining — 1.2%
Franco-Nevada Corp. (Canada)	13,809	1,426,470

Investments at Value — 96.0% (Cost $83,055,575)		$115,944,963

Other Assets in Excess of Liabilities — 4.0%		4,795,618

Net Assets — 100.0%		$120,740,581

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	61

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 96.7%
Communication Services — 11.8%
Diversified Telecommunication Services — 2.0%
APT Satellite Holdings, Ltd. (China)	146,000	$54,710
Bharti Infratel, Ltd. (India)	14,092	49,954
China Telecom Corp., Ltd. (China)	414,000	170,561
China Unicom Hong Kong, Ltd. (Hong Kong)	198,000	186,439
KT Corp. ADR (South Korea)	11,400	132,240
Telecom Egypt Co. (Egypt)	22,987	14,406
Telekom Malaysia Bhd (Malaysia)	69,300	64,715
Turk Telekomunikasyon A.S. (Turkey) (a)	19,484	24,121
Unizyx Holding Corp. (Taiwan) (a)	24,000	16,201
		713,347
Entertainment — 0.7%
BAIOO Family Interactive, Ltd. (China)	766,000	77,658
International Games System Co., Ltd. (Taiwan)	2,000	26,049
Major Cineplex Group PLC (Thailand)	35,200	29,852
NetDragon Websoft Holdings, Ltd. (China)	31,000	72,899
Soft-World International Corp. (Taiwan)	13,000	36,143
		242,601
Interactive Media & Services — 3.5%
EnTie Commercial Bank Co., Ltd. (Taiwan)	43,000	22,835
Tencent Holdings, Ltd. (China)	25,200	1,214,025
		1,236,860
Internet & Direct Marketing Retail — 1.1%
Naspers, Ltd. - N Shares (South Africa)	2,356	385,572

Media — 1.4%
Astro Malaysia Holdings Bhd (Malaysia)	145,100	45,074
Chia Hsin Cement Corp. (Taiwan)	31,000	23,151
China Literature, Ltd. (China) (a)	24	100
Chinese Universe Publishing and Media Group Co., Ltd. (China)	43,300	84,731
DB Corp., Ltd. (India)	6,711	12,639
Jagran Prakashan, Ltd. (India)	43,811	38,550
KT Skylife Co., Ltd. (South Korea) (a)	4,217	31,811
Media Nusantara Citra Tbk P.T. (Indonesia)	2,172,200	254,181
Noble Development PCL (Thailand)	19,700	10,838
		501,075
Wireless Telecommunication Services — 3.1%
Advanced Info Service PCL (Thailand)	12,700	90,792
América Móvil S.A.B. de C.V. - Class L ADR (Mexico)	6,500	104,000
China Mobile, Ltd. (Hong Kong)	63,000	532,335
Globe Telecom, Inc. (Philippines)	2,825	112,576
Intouch Holdings PCL (Thailand)	13,900	26,719
MTN Group, Ltd. (South Africa)	13,448	79,282
SK Telecom Co., Ltd. ADR (South Korea)	700	16,177

	Shares	Value
Wireless Telecommunication Services (continued)
TIM Participacoes S.A. ADR (Brazil)	5,000	$95,550
Vodacom Group, Ltd. (South Africa)	6,615	54,459
		1,111,890
Consumer Discretionary — 12.6%
Auto & Auto Parts — 0.1%
Mando Corp. (South Korea) (a)	590	17,915
Nexen Tire Corp. (South Korea) (a)	2,393	18,920
		36,835
Auto Components — 1.6%
Astra Otoparts Tbk P.T. (Indonesia)	166,200	14,814
Grupo Industrial Saltillo S.A.B. de C.V. (Mexico)	16,800	20,437
Hyundai Mobid Co., Ltd. (South Korea)	578	128,003
Iochpe Maxion S.A. (Brazil)	10,400	60,494
Korea Autoglass Corp. (South Korea) (a)	1,101	15,370
Metair Investments, Ltd. (South Africa)	21,825	35,998
S&T Motiv Co., Ltd. (South Korea)	409	15,134
SL Corp. (South Korea) (a)	903	14,175
Somboon Advance Technology PCL (Thailand)	28,200	14,781
Thai Stanley Electric PCL (Thailand)	6,638	40,160
Tianneng Power International, Ltd. (China)	52,000	39,600
Tong Yang Industry Co., Ltd. (Taiwan)	15,000	23,366
Tupy S.A. (Brazil)	19,900	125,260
TYC Brother Industrial Co., Ltd. (Taiwan)	17,000	16,506
		564,098
Automobiles — 1.7%
Brilliance China Automotive Holdings, Ltd. (China)	108,000	112,087
Great Wall Motor Co., Ltd. - H Shares (China)	23,000	17,018
Kia Motors Corp. (South Korea) (a)	7,178	274,402
Maharashtra Scooters, Ltd. (India)	1,264	78,951
Motus Holdings, Ltd. (South Africa)	1,491	8,684
Oriental Holdings Bhd (Malaysia)	22,300	35,690
Qingling Motors Co., Ltd. (China)	356,000	86,803
		613,635
Distributors — 0.3%
MBM Resources Bhd (Malaysia)	20,200	19,046
Xinhua Winshare Publishing and Media Co., Ltd. (China)	110,000	82,765
		101,811
Diversified Consumer Services — 0.1%
Ser Educacional S.A. (Brazil)	3,100	21,402

Hotels, Restaurants & Leisure — 0.9%
Berjaya Sports Toto Bhd (Malaysia)	45,500	28,691
Genting Bhd (Malaysia)	13,800	20,410
Shenzhen Overseas Chinese Town Co., Ltd. (China)	238,700	267,391
		316,492
Household Durables — 1.1%
China State Construction International Holdings, Ltd. (China)	58,000	52,658

See Notes to Financial Statements.

62	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2019

	Shares	Value
Household Durables (continued)
Dom Development S.A. (Poland)	892	$22,244
Hisense Home Appliances Group Co., Ltd. - H Shares (China)	93,000	101,943
Oriental Weavers (Egypt)	28,160	18,526
TCL Electronics Holdings, Ltd. (China)	230,000	108,041
Vestel Beyaz Esya Sanayi ve Ticaret A.S. (Turkey)	23,667	85,872
		389,284
Internet & Direct Marketing Retail — 5.3%
Alibaba Group Holding, Ltd. ADR (China) (a)	7,800	1,654,380
Hyundai Home Shopping Network Corp. (South Korea) (a)	172	11,985
Vipshop Holdings, Ltd. ADR (China) (a)	15,600	221,052
		1,887,417
Multiline Retail — 0.2%
Maoye International Holdings, Ltd. (China)	787,000	54,562

Specialty Retail — 0.1%
J. K. Cement, Ltd. (India)	1,004	16,475
Mitra Pinasthika Mustika Tbk P.T. (Indonesia)	236,300	11,288
PTG Energy PCL (Thailand)	28,500	15,402
		43,165
Textiles Apparel and Shoes — 0.0% (b)
Youngone Corp. (South Korea)	598	17,728

Textiles, Apparel & Luxury Goods — 1.2%
361 Degrees International, Ltd. (China)	494,000	90,078
China Dongxiang Group Co., Ltd. (China)	177,000	19,530
Fulgent Sun International Holding Co., Ltd. (Taiwan)	6,000	26,899
KPR Mill, Ltd. (India)	1,801	16,648
LF Corp. (South Korea) (a)	866	13,838
Pou Chen Corp. (Taiwan)	69,000	90,366
Quang Viet Enterprise Co., Ltd. (Taiwan)	4,000	20,313
Weiqiao Textile Co. - H Shares (China)	237,795	69,004
Xingda International Holdings, Ltd. (Hong Kong)	310,000	86,471
		433,147
Consumer Staples — 8.1%
Beverages — 0.2%
Coca-Cola Icecek A.S. (Turkey)	3,200	20,792
Hey Song Corp. (Taiwan)	37,000	40,222
		61,014
Food & Staples Retailing — 0.4%
Allcargo Logistics, Ltd. (India)	12,541	17,166
Cosco Capital, Inc. (Philippines)	634,600	85,770
SPAR Group, Ltd. (The) (South Africa)	1,249	17,645
Wal-Mart de Mexico S.A.B de C.V. (Mexico)	5,800	16,611
		137,192

	Shares	Value
Food Products — 7.2%
Astral Foods, Ltd. (South Africa)	2,354	$36,498
Balrampur Chini Mills, Ltd. (India)	80,622	207,581
Blumar S.A. (Chile)	106,864	39,083
C.P. Pokphand Co., Ltd. (Hong Kong)	1,003,633	82,460
Daesang Corp. (South Korea) (a)	5,674	113,944
Daesang Holdings Co., Ltd. (South Korea) (a)	3,702	21,603
Etihad Etisalat Co. (Saudi Arabia) (a)	8,332	55,518
Fujian Sunner Development Co., Ltd. - Class A (China) (a)	16,900	58,486
Indofood Sukses Makmur Tbk P.T. (Indonesia)	74,800	42,559
Inustrias Bachoco S.A. de C.V. - Series B (Mexico)	38,600	166,243
JBS S.A. (Brazil)	51,800	332,497
Jiangxi Zhengbang Technology Co., Ltd. - Class A (China)	27,000	62,819
Kaveri Seed Co., Ltd. (India)	2,283	16,300
Keck Seng Malaysia Bhd (Malaysia)	15,800	18,160
Marfrig Global Foods S.A. (Brazil) (a)	7,500	18,585
Multiexport Foods S.A. (Chile)	130,792	59,284
Muyuan Foodstuff Co., Ltd. - Class A (China)	7,600	96,918
New Hope Liuhe Co., Ltd. - Class A (China)	21,300	61,127
Orion Holdings Corp. (South Korea) (a)	11,790	181,370
Riyad Bank (Saudi Arabia) (a)	66,604	426,284
Saudi Industrial Investment Group (Saudi Arabia) (a)	26,293	168,275
Tech-Bank Food Co., Ltd. - Class A (China) (a)	30,500	54,974
Thaifoods Group PCL (Thailand)	597,804	84,267
Tunas Baru Lampung Tbk P.T. (Indonesia)	2,049,052	146,454
		2,551,289
Household Products — 0.2%
Vinda International Holdings, Ltd. (China)	39,000	70,985

Personal Products — 0.0% (b)
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S. (Turkey)	33,087	20,618

Tobacco — 0.1%
Philip Morris CR A.S. (Czech Republic)	43	28,970

Energy — 7.1%
Energy Equipment & Services — 0.2%
Concord New Energy Group, Ltd. (China)	1,160,000	56,607
Gunkul Engineering PCL (Thailand)	168,000	16,814
		73,421
Oil, Gas & Consumable Fuels — 6.9%
Adaro Energy Tbk P.T. (Indonesia) (a)	411,600	45,899
Bashneft PJSC (Russia)	3,190	99,177
Bharat Petroleum Corp., Ltd. (India)	11,698	80,631

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	63

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2019

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Bukit Asam Tbk P.T. (Indonesia)	123,800	$23,629
China Coal Energy Co., Ltd. - H Shares (China)	88,000	34,923
China Suntien Green Energy Corp., Ltd. (China)	229,000	66,139
China Tian Lun Gas Holdings, Ltd. (China)	34,000	30,413
CNOOC, Ltd. (Hong Kong)	118,000	196,212
Coal India, Ltd. (India)	26,200	77,837
Cosan S.A. (Brazil)	5,000	86,543
E1 Corp. (South Korea) (a)	299	12,469
Exxaro Resources, Ltd. (South Africa)	10,669	99,900
Gazprom Neft PJSC (Russia)	25,860	175,109
Gazprom PJSC (Russia)	15,361	126,782
GS Holdings Corp. (South Korea) (a)	1,099	49,079
Hindustan Petroleum Corp., Ltd. (India)	16,895	62,622
Indian Oil Corp., Ltd. (India)	35,040	61,702
Lubelski Wegiel Bogdanka S.A. (Poland)	4,768	43,801
LUKOIL PJSC (Russia)	3,049	303,700
Navneet Education, Ltd. (India)	10,976	14,202
Oil & Natural Gas Corp., Ltd. (India)	38,850	70,299
Oil India, Ltd. (India)	11,662	25,057
Petroleo Brasileiro S.A. ADR (Brazil)	7,300	116,362
Petronet LNG, Ltd. (India)	17,921	67,437
Philex Mining Corp. (Philippines) (a)	144,979	8,094
PTT Exploration & Production PCL (Thailand)	39,500	165,050
PTT PCL (Thailand)	57,700	85,237
Reliance Industries, Ltd. GDR, 144A (India) (c)	413	17,521
Shaanxi Coal Industry Co., Ltd. (China)	21,200	27,404
Shanxi Lu’an Environmental Energy Development Co., Ltd. (China)	23,000	24,005
Shanxi Xishan Coal & Electricity Power Co., Ltd. - Class A (China)	20,900	18,424
Sonata Software, Ltd. (India)	3,627	15,744
Transportadora de Gas del Sur S.A. (Argentina)	1	1
United Tractors Tbk P.T. (Indonesia)	21,900	33,836
Yanzhou Coal Mining Co., Ltd. - H Shares (China)	76,000	68,281
		2,433,521
Financials — 23.0%
Banks — 14.6%
Absa Group, Ltd. (South Africa)	9,175	97,808
Alinma Bank (Saudi Arabia)	7,914	53,478
Banco Bradesco S.A. (Brazil) (a)	20,820	176,478
Banco de Bogota S.A. (Colombia) (a)	29	752
Banco do Brasil S.A. (Brazil)	35,500	466,515
Banco Macro S.A. ADR (Argentina)	2,300	83,375
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand (Mexico)	14,800	100,344
Banestes S.A. Banco do Estado do Espirito Santo (Brazil) (a)	33,300	52,194
Bank CIMB Niaga Tbk P.T. (Indonesia)	823,200	57,072
Bank of Ayudhya PCL (Thailand)	15,113	15,224

	Shares	Value
Banks (continued)
Bank of Beijing Co., Ltd. - Class A (China)	32,600	$26,616
Bank of Communications Co., Ltd. - H Shares (China)	216,000	153,484
Bank of Nanjing Co., Ltd. - Class A (China)	66,700	84,102
Bank of Shanghai Co., Ltd. - Class A (China)	24,400	33,296
Bank of Zhengzhou Co., Ltd. - H Shares (China)	47,000	17,009
Bank Pembangunan Daerah Jawa Timur Tbk P.T. (Indonesia)	1,123,500	55,327
Bank Saint Petersburg PJSC (Russia)	80,511	73,027
Beijing Jingneng Clean Energy Co., Ltd. - H Shares (China)	180,000	31,434
BIMB Holdings Bhd (Malaysia)	53,000	56,981
BNK Financial Group, Inc. (South Korea) (a)	11,734	77,636
China CITIC Bank Corp., Ltd. - H Shares (China)	640,000	383,743
China Construction Bank Corp. - H Shares (China)	169,000	146,528
China Everbright Bank Co., Ltd. - H Shares (China)	390,000	181,135
China Minsheng Banking Corp., Ltd. - Class A (China) (a)	145,592	132,024
China Minsheng Banking Corp., Ltd. - H Shares (China)	61,000	46,102
China Yongda Automobiles Services Holdings, Ltd. (China)	41,000	37,334
Chongqing Rural Commercial Bank Co., Ltd. - H Shares (China)	120,000	61,300
Commercial Bank PQSC (The) (Qatar)	155,413	200,943
Credit Agricole Egypt SAE (Egypt)	24,842	67,538
CTBC Financial Holding Co., Ltd. (Taiwan)	24,000	17,977
Dubai Islamic Bank PJSC (United Arab Emirates)	62,024	93,100
Faisal Islamic Bank of Egypt (Egypt)	23,795	18,530
Far Eastern International Bank (Taiwan)	1,431	571
Federal Bank, Ltd. (India)	27,086	33,455
Grupo Aval Acciones y Valores S.A. (Colombia) (a)	71,624	31,953
Hana Financial Group, Inc. (South Korea)	4,703	149,741
Iron Force Industrial Co., Ltd. (Taiwan)	4,000	15,965
Itausa - Investimentos Itau S.A. (Brazil) (a)	57,700	202,267
JB Financial Group Co., Ltd. (South Korea) (a)	13,180	62,592
KB Financial Group, Inc. ADR (South Korea)	900	37,233
LH Financial Group PCL (Thailand)	892,700	40,801
National Bank of Greece S.A. (Greece) (a)	40,252	136,646
Nedbank Group, Ltd. (South Africa)	11,908	182,342
OTP Bank Nyrt (Hungary)	401	21,003

See Notes to Financial Statements.

64	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2019

	Shares	Value
Banks (continued)
Postal Savings Bank of China Co., Ltd., 144A (China) (c)	25,000	$17,002
Powszechna Kasa Oszczednosci Bank Polski S.A. (Poland)	12,635	114,718
Ranhill Holdings Bhd (Malaysia)	56,000	14,664
RHB Bank Bhd (Malaysia)	89,900	126,966
Sberbank of Russia PJSC (Russia)	54,440	223,581
Shinhan Financial Group Co., Ltd. ADR (South Korea)	3,400	129,438
SinoPac Financial Holdings Co., Ltd. (Taiwan)	572,000	248,442
Standard Bank Group, Ltd. (South Africa)	3,124	37,577
Thanachart Capital PCL (Thailand)	17,700	31,795
Tisco Financial Group PCL (Thailand)	33,300	110,993
VTB Bank PJSC (Russia)	110,390,000	81,720
		5,149,871
Capital Markets — 1.0%
Hyundai Motor Securities Co., Ltd. (South Korea) (a)	1,416	12,303
Investec, Ltd. (South Africa)	4,286	25,414
Jih Sun Financial Holdings Co., Ltd. (Taiwan)	107,712	35,084
Kyobo Securities Co., Ltd. (South Korea) (a)	2,765	22,005
Shinyoung Securities Co., Ltd. (South Korea)	382	17,987
Tata Investment Corp., Ltd. (India)	2,445	27,734
Yuanta Financial Holding Co., Ltd. (Taiwan)	338,000	228,136
		368,663
Consumer Finance — 1.6%
Adira Dinamika Multi Finance Tbk P.T. (Indonesia)	155,200	115,957
Credito Real S.A.B. de C.V. SOFOM ER (Mexico)	52,000	65,649
Gentera S.A.B. de C.V. (Mexico)	40,500	41,706
Manappuram Finance, Ltd. (India)	15,320	38,173
Muthoot Finance, Ltd. (India)	25,861	276,580
Qudian, Inc. ADR (China) (a)	7,500	35,325
		573,390
Diversified Financial Services — 1.6%
Corporacion Financiera Colombiana S.A. (Colombia) (a)	14,940	140,124
Jinke Property Group Co., Ltd. (China)	16,900	18,638
Meritz Financial Group, Inc. (South Korea) (a)	1,702	17,361
Power Finance Corp., Ltd. (India) (a)	127,302	210,824
REC, Ltd. (India)	94,875	190,657
		577,604
Insurance — 3.9%
AvivaSA Emeklilik Ve Hayat A.S. (Turkey)	7,027	16,464
Bupa Arabia for Cooperative Insurance Co. (Saudi Arabia)	734	20,051
China Life Insurance Co., Ltd. - H Shares (China)	14,000	38,943

	Shares	Value
Insurance (continued)
China Pacific Insurance Co., Ltd. - H Shares (China)	54,200	$213,546
Liberty Holdings, Ltd. (South Africa)	5,997	47,380
Momentum Metropolitan Holdings (South Africa)	23,945	37,340
New China Life Insurance Co., Ltd. - H Shares (China)	57,300	246,336
PICC Property & Casualty Co., Ltd. - H Shares (China)	158,000	190,438
Ping An Insurance Group Co. of China, Ltd. - Class A (China)	2,600	31,964
Ping An Insurance Group Co. of China, Ltd. - H Shares (China)	32,000	378,667
Qatar Insurance Co., S.A.Q. (Qatar)	58,178	50,495
RiseSun Real Estate Development Co., Ltd - Class A (China)	13,300	18,794
Shinkong Insurance Co., Ltd. (Taiwan)	66,000	85,125
		1,375,543
Mortgage Real Estate Investment Trusts — 0.1%
Concentradora Hipotecaria SAPI de C.V. (Mexico)	22,700	24,564

Thrifts & Mortgage Finance — 0.2%
Can Fin Homes, Ltd. (India)	10,038	55,432
LIC Housing Finance, Ltd. (India)	2,804	17,097
		72,529
Health Care — 2.8%
Health Care Equipment & Supplies — 0.2%
i-SENS, Inc. (South Korea)	3,457	76,756

Health Care Providers & Services — 0.6%
Qualicorp Consultoria e Corretora de Seguros S.A. (Brazil)	19,600	180,913
Sinopharm Group Co., Ltd. - H Shares (China)	4,400	16,055
		196,968
Pharmaceuticals — 2.0%
China Medical System Holdings, Ltd. (China)	152,000	218,786
Consun Pharmaceutical Group, Ltd. (China)	247,000	147,102
Granules India, Ltd (India)	113,578	196,285
JB Chemicals & Pharmaceuticals, Ltd. (India)	10,390	62,087
Wens Foodstuff Group Co., Ltd. - Class A (China)	19,300	93,193
		717,453
Industrials — 5.5%
Aerospace & Defense — 0.2%
Bharat Electronics, Ltd. (India)	38,249	53,739

Air Freight & Logistics — 0.2%
STP & I PCL (Thailand)	162,300	36,741
Yestar Healthcare Holdings Co., Ltd. (China) (a)	122,500	23,423
		60,164

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	65

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2019

	Shares	Value
Airlines — 0.3%
Aegean Airlines S.A. (Greece)	2,005	$18,892
AirAsia Bhd (Malaysia)	44,600	18,535
Cebu Air, Inc. (Philippines)	25,220	44,529
Controladora Vuela Cia de Aviacion S.A.B de C.V. ADR (Mexico) (a)	1,700	17,714
Pegasus Hava Tasimaciligi A.S. (Turkey) (a)	1,638	23,776
		123,446
Building Products — 0.3%
China Lesso Group Holdings, Ltd. (China)	69,000	88,527
Dynasty Ceramic PCL (Thailand)	274,200	17,408
Hanil Holdings Co., Ltd. (South Korea) (a)	405	15,339
		121,274
Commercial Services & Supplies — 0.1%
KEPCO Plant Service & Engine Co., Ltd. (South Korea) (a)	586	19,859
Times Neighborhood Holdings, Ltd. (Hong Kong) (a)	5,769	3,835
Yanzhou Coal Mining Co., Ltd. - Class A (China)	14,700	22,311
		46,005
Construction & Engineering — 0.8%
China Machinery Engineering Co. (China)	52,000	20,956
Daelim Industrial Co., Ltd. (South Korea) (a)	1,345	105,322
Deepak Nitrite, Ltd. (India)	4,093	21,439
Engineers India, Ltd. (India)	11,607	16,135
HDC Hyundai Development Co. Engineering & Construction - Class E (South Korea) (a)	870	19,256
IRB Infrastructure Developers, Ltd. (India) (a)	17,955	18,779
Metallurgical Corp. of China, Ltd. - H Shares (China)	66,000	14,821
Poly Developments and Holdings Group Co., Ltd. - Class A (China)	9,000	20,931
Taeyoung Engineering & Construction Co., Ltd. (South Korea) (a)	2,582	26,651
Wijaya Karya Persero Tbk P.T. (Indonesia)	123,300	17,593
Wilson Bayly Holmes-Ovcon, Ltd. (South Africa)	1,739	17,149
		299,032
Electrical Equipment — 0.4%
Chicony Power Technology Co., Ltd. (Taiwan)	13,000	27,294
CyberPower Systems, Inc. (Taiwan)	5,000	18,200
Korea Electric Terminal Co., Ltd. (South Korea)	517	19,131
Samart Corp. PCL (Thailand)	62,700	14,283
Walsin Lihwa Corp. (Taiwan)	104,000	53,503
		132,411
Industrial Conglomerates — 0.7%
Balmer Lawrie & Co., Ltd. (India)	9,234	16,185
Chongqing Machinery & Electric Co., Ltd. - H Shares (China)	178,000	13,262

	Shares	Value
Industrial Conglomerates (continued)
DMCI Holdings, Inc. (Philippines)	168,800	$22,012
Dogan Sirketler Grubu Holdings A.S. (Turkey)	85,251	26,366
Hyosung Corp. (South Korea) (a)	425	29,010
MMC Corp. Bhd (Malaysia)	68,300	16,453
Saha-Union PCL (Thailand)	22,400	32,563
Shanghai Industrial Holdings, Ltd. (China)	8,000	15,400
Sigdo Koppers S.A. (Chile)	13,173	17,344
Sime Darby Bhd (Malaysia)	123,700	67,112
		255,707
Machinery — 1.8%
Anhui Conch Cement Co., Ltd. (China)	10,800	85,068
Famur S.A. (Poland)	25,074	19,697
Lonking Holdings, Ltd. (China)	50,000	15,023
Sany Heavy Industry Co., Ltd. - Class A (China)	13,800	33,871
Sinotruk Hong Kong, Ltd. (Hong Kong)	108,000	230,500
Weichai Power Co., Ltd. - Class A (China)	11,200	25,596
Weichai Power Co., Ltd. - H Shares (China)	96,000	202,627
Zhengzhou Coal Mining Machinery Group Co., Ltd. - H Shares (China)	35,600	18,638
		631,020
Marine — 0.1%
Shipping Corp. of India, Ltd. (India) (a)	20,091	17,491
Wisdom Marine Lines Co., Ltd. (Taiwan) (a)	17,000	16,790
		34,281
Road & Rail — 0.1%
JSL S.A. (Brazil)	4,500	29,971

Trading Companies & Distributors — 0.3%
Ferreycorp S.A.A. (Peru)	21,454	14,180
HLA Corp., Ltd. - Class A (China)	19,800	21,859
iMarketKorea, Inc. (South Korea) (a)	1,808	16,231
LG International Corp. (South Korea) (a)	1,259	16,352
Posco International Corp. (South Korea) (a)	1,463	23,559
		92,181
Transportation Infrastructure — 0.2%
Anhui Expressway Co., Ltd. - H Shares (China)	24,000	14,210
China Railway Construction Corp., Ltd. - H Shares (China)	18,000	19,714
Lingkaran Trans Kota Holdings Bhd (Malaysia)	14,900	16,711
Shenzhen Expressway Co., Ltd. - H Shares (China)	14,000	20,089
		70,724
Information Technology — 14.4%
Communications Equipment — 1.0%
Nanjing Panda Electronics Co., Ltd. (China)	308,000	175,443
Trigiant Group, Ltd. (China)	820,000	159,002
		334,445

See Notes to Financial Statements.

66	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2019

	Shares	Value
Electronic Equipment, Instruments & Components — 2.4%
Chang Wah Electromaterials, Inc. (Taiwan)	3,000	$17,881
Cheng Uei Precision Industry Co., Ltd. (Taiwan)	17,000	25,985
FLEXium Interconnect, Inc. (Taiwan)	6,000	22,980
Foxconn Technology Co., Ltd. (Taiwan)	18,000	39,843
Greenland Holdings Corp., Ltd. - Class A (China)	16,300	16,274
Hon Hai Precision Industry Co., Ltd. (Taiwan)	72,000	218,676
Partron Co., Ltd. (South Korea)	3,085	35,190
PAX Global Technology, Ltd. (Hong Kong)	44,000	20,611
Redington India, Ltd. (India)	14,224	23,524
SFA Engineering Corp. (South Korea) (a)	1,042	41,659
Taiwan PCB Techvest Co., Ltd. (Taiwan)	16,000	19,533
Tongda Group Holdings, Ltd. (China)	990,000	123,288
Tripod Technology Corp. (Taiwan)	12,000	50,427
Unimicron Technology Corp. (Taiwan)	24,000	33,858
Wasion Holdings, Ltd. (Hong Kong)	172,000	84,075
Zhen Ding Technology Holdings, Ltd. (Taiwan)	19,000	91,273
		865,077
IT Services — 1.3%
eClerx Services, Ltd. (India)	2,755	21,985
Firstsource Solutions, Ltd. (India)	24,162	13,946
HCL Technologies, Ltd. (India) (a)	42,918	342,294
KGInicis Co., Ltd. (South Korea)	1,198	17,586
Systex Corp. (Taiwan)	8,000	20,174
Wipro, Ltd. ADR (India)	10,166	38,123
		454,108
Semiconductors & Semiconductor Equipment — 4.8%
Chipbond Technology Corp. (Taiwan)	18,000	40,500
ChipMOS Technologies, Inc. (Taiwan)	15,000	17,186
DB HiTek Co., Ltd. (South Korea) (a)	1,282	30,626
Globalwafers Co., Ltd. (Taiwan)	8,000	102,574
King Yuan Electronics Co., Ltd. (Taiwan)	22,000	27,630
LONGi Green Energy Technology Co., Ltd. - Class A (China)	14,100	50,341
NEPES Corp. (South Korea) (a)	838	17,376
Powertech Technology, Inc. (Taiwan)	41,000	136,621
Radiant Opto-Electronics Corp. (Taiwan)	14,000	56,122
Sino-American Silicon Products, Inc. (Taiwan)	6,000	19,953
SK Hynix, Inc. (South Korea)	517	42,093
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	19,500	1,132,950
Taiwan Surface Mounting Technology Corp. (Taiwan)	7,000	27,344
		1,701,316
Technology Hardware, Storage & Peripherals — 4.9%
Catcher Technology Co., Ltd. (Taiwan)	4,000	30,334
Chicony Electronics Co., Ltd. (Taiwan)	11,000	32,728
Lenovo Group, Ltd. (Hong Kong)	26,000	17,460
Lite-On Technology Corp. (Taiwan)	90,000	148,359

	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Micro-Star International Co., Ltd. (Taiwan)	6,000	$17,374
Mitac Holdings Corp. (Taiwan)	21,850	21,182
Pegatron Corp. (Taiwan)	36,000	82,428
Samsung Electronics Co., Ltd. (South Korea)	24,112	1,163,028
Spigen Korea Co., Ltd. (South Korea)	576	25,351
Wistron Corp. (Taiwan)	203,000	192,417
		1,730,661
Materials — 6.3%
Chemicals — 1.1%
AK Holdings, Inc. (South Korea) (a)	560	16,781
Alpek S.A.B de C.V. (Mexico)	21,400	23,644
Castrol India, Ltd. (India)	15,688	28,460
EID Parry India, Ltd. (India)	7,769	21,983
Fufeng Group, Ltd. (China) (a)	60,000	26,445
GHCL, Ltd. (India)	29,882	77,316
Korea Petrochemcial Industry Co., Ltd. (South Korea) (a)	158	16,027
Kukdo Chemical Co., Ltd. (South Korea) (a)	499	20,300
LOTTE Fine Chemical Co., Ltd. (South Korea) (a)	423	16,517
National Industrialization Co. (Saudi Arabia) (a)	12,566	45,840
Nizhnekamskneftekhim PJSC (Russia)	26,725	41,700
Shinkong Synthetic Fibers Corp. (Taiwan)	49,000	19,706
Soulbrain Co., Ltd. (South Korea) (a)	246	17,994
Vinythai PCL (Thailand)	24,000	20,347
		393,060
Construction Materials — 1.8%
Anhui Conch Cement Co., Ltd. - H Shares (China)	13,500	98,362
Asia Cement Corp. (Taiwan)	96,000	153,852
Birla Corp., Ltd. (India)	2,139	18,322
China National Building Material Co., Ltd. - H Shares (China)	84,000	93,711
China Resources Cement Holdings, Ltd. (Hong Kong)	28,000	35,643
HeidelbergCement India, Ltd. (India)	5,904	14,510
Taiwan Cement Corp. (Taiwan)	117,235	171,211
Tipco Asphalt PCL (Thailand)	28,500	20,282
Tongyang, Inc. (South Korea) (a)	13,404	16,595
West China Cement, Ltd. (China)	166,000	27,282
		649,770
Containers & Packaging — 0.1%
Polyplex Thailand PCL (Thailand)	30,697	14,961
Tailim Packaging Co., Ltd. (South Korea)	3,420	12,602
		27,563
Metals & Mining — 3.1%
African Rainbow Minerals, Ltd. (South Africa)	2,828	33,111
AngloGold Ashanti, Ltd. ADR (South Africa)	3,300	73,722
China Hongqiao Group, Ltd. (China)	41,500	25,028

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	67

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2019

	Shares	Value
Metals & Mining (continued)
China Lumena New Materials Corp. (China) (a)(d)	68,000	$0
China Metal Products Co., Ltd. (Taiwan)	14,000	14,684
China Metal Recycling Holdings, Ltd. (China) (a)(d)	6,000	0
Cia Ferro Ligas de Bahia - FERBASA (Brazil)	3,900	19,416
Cia Siderurgica Nacional S.A. (Brazil)	36,100	126,728
Gold Fields, Ltd. ADR (South Africa)	8,000	52,800
Grupo Mexico S.A.B de C.V. - Series B (Mexico)	13,700	37,577
Harmony Gold Mining Co., Ltd. ADR (South Africa) (a)	8,400	30,492
Impala Platinum Holdings, Ltd. (South Africa) (a)	4,539	46,379
Jindal Saw, Ltd. (India)	15,518	15,924
KISWIRE, Ltd. (South Korea) (a)	858	15,243
Kumba Iron Ore, Ltd. (South Africa)	3,394	100,984
MMC Norilsk Nickel PJSC (Russia)	310	95,366
MOIL, Ltd. (India)	9,325	19,179
Nickel Asia Corp. (Philippines)	503,000	33,611
NMDC, Ltd. (India)	48,687	88,240
POSCO ADR (South Korea)	800	40,496
Sibanye Gold, Ltd. ADR (South Africa) (a)	3,200	31,776
Sociedad Minera Cerro Verde S.A.A. (Peru)	912	17,602
Vale S.A. ADR (Brazil)	7,474	98,657
Vedanta, Ltd. ADR (India)	8,500	73,355
Xiwang Special Steel Co., Ltd. (Hong Kong)	96,000	6,039
		1,096,409
Paper & Forest Products — 0.2%
Asia Paper Manufacturing Co., Ltd. (South Korea) (a)	571	14,809
Hansol Paper Co., Ltd. (South Korea)	1,068	13,332
YFY, Inc. (Taiwan)	86,000	38,632
		66,773
Real Estate — 3.2%
Equity Real Estate Investment Trusts (REITs) — 0.3%
Delta Property Fund, Ltd. (South Africa)	267,778	13,575
Fibra Uno Administracion S.A. de C.V. (Mexico) (a)	61,800	95,737
		109,312
Real Estate Management & Development — 2.9%
Aldar Properties PJSC (United Arab Emirates)	28,316	16,668
AP Thailand PCL (Thailand)	67,400	16,849
China Aoyuan Group, Ltd. (China)	130,000	212,123
China Fortune Land Development Co., Ltd. - Class A (China)	3,800	15,686
Country Garden Holdings Co., Ltd. (China)	45,000	72,023
Develia S.A. (Poland)	27,225	18,228
Dongwon Development Co., Ltd. (South Korea) (a)	3,882	13,721

	Shares	Value
Real Estate Management & Development (continued)
Emaar Properties PJSC (United Arab Emirates)	29,955	$32,821
Filinvest Land, Inc. (Philippines)	617,000	18,232
Frasers Property Thailand PCL (Thailand)	33,600	17,175
Gemdale Corp. - Class A (China)	9,600	20,002
Guangzhou R&F Properties Co., Ltd. - H Shares (China)	9,200	16,988
Korea Real Estate Investment & Trust Co., Ltd. (South Korea)	18,222	33,106
L.P.N. Development PCL (Thailand)	72,500	10,668
Logan Property Holdings Co., Ltd. (China)	40,000	67,116
Matrix Concepts Holdings Bhd (Malaysia)	99,375	46,409
Origin Property PCL (Thailand)	69,600	16,342
OSK Holdings Bhd (Malaysia)	241,800	61,464
Seazen Group, Ltd. (China) (a)	46,000	56,021
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - Class B (China)	14,000	13,530
Shenzhen Investment, Ltd. (Hong Kong)	40,000	16,031
Sunac China Holdings, Ltd. (China)	29,000	173,129
Supalai PCL (Thailand)	23,200	13,926
Times China Holdings, Ltd. (China)	15,000	29,891
		1,008,149
Utilities — 1.9%
Electric Utilities — 1.1%
Centrais Eletricas Brasileiras S.A. (Brazil)	5,900	55,486
Cia Energética de Minas Gerais ADR (Brazil) (a)	17,300	58,993
Enel Americas S.A. ADR (Chile)	10,021	110,031
Enel Chile S.A. ADR (Chile) (a)	7	33
Engie Energia Chile S.A. (Chile)	10,046	15,298
Federal Grid Co. Unified Energy System PJSC (Russia) (a)	6,680,000	21,632
First Philippine Holdings Corp. (Philippines)	11,370	15,466
Inter RAO UES PJSC (Russia)	646,000	52,539
Power Grid Corp. of India, Ltd. (India)	17,631	47,091
Tauron Polska Energia S.A. (Poland) (a)	39,945	17,240
		393,809
Independent Power Producers & Energy Traders — 0.7%
AES Gener S.A. (Chile)	87,831	19,040
China Resources Power Holdings Co., Ltd. (Hong Kong)	54,000	75,820
Colbun S.A. (Chile)	116,663	18,618
First Gen Corp. (Philippines)	56,300	26,823
Lopez Holdings Corp. (Philippines)	184,000	13,467
Mega First Corp. Bhd (Malaysia)	14,800	18,486
NTPC, Ltd. (India)	29,570	49,422
OGK-2 PJSC (Russia)	2,185,000	19,827
		241,503

See Notes to Financial Statements.

68	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2019

	Shares	Value
Water Utilities — 0.1%
Beijing Enterprises Water Group, Ltd. - H Shares (Hong Kong) (a)	30,000	$15,173
Yunnan Water Investment Co., Ltd. (China)	88,000	19,984
		35,157

Total Common Stocks (Cost $29,001,178)		$34,238,339

PREFERRED STOCKS — 2.9%
Communication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Telefonica Brasil S.A. ADR (Brazil)	4,400	$63,008

Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Petroleo Brasileiro S.A. (Brazil)	17,600	262,592

Information Technology — 1.7%
Technology Hardware, Storage & Peripherals — 1.7%
Samsung Electronics Co., Ltd. (South Korea)	15,390	603,142

Utilities — 0.3%
Electric Utilities — 0.2%
Cia de Transmissao de Energia Eletrica Paulista (Brazil)	5,200	29,212
Cia Paranaense de Energia (Brazil)	2,000	34,368
		63,580
Water Utilities — 0.1%
Cia de Saneamento do Parana (Brazil) (a)	7,900	41,432

Total Preferred Stocks (Cost $731,528)		$1,033,754

Investments at Value — 99.6% (Cost $29,732,706)		$35,272,093

Other Assets in Excess of Liabilities — 0.4%		126,444

Net Assets — 100.0%		$35,398,537

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are restricted. See the table on the following page for additional information regarding each restricted security.

(d)	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.0% of net assets. The total value of these securities is $0.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown

Country	Value	% of Net Assets
China	$10,549,992	29.8%
South Korea	4,203,499	11.9%
Taiwan	4,113,555	11.6%
India	3,093,082	8.7%
Brazil	2,754,923	7.8%
Hong Kong	1,589,104	4.5%
South Africa	1,545,887	4.4%
Russia	1,314,160	3.7%
Thailand	1,010,270	2.8%
Indonesia	818,609	2.3%
Saudi Arabia	769,446	2.2%
Mexico	714,226	2.0%
Malaysia	675,567	1.9%
Philippines	380,580	1.1%
Chile	278,731	0.8%
Qatar	251,438	0.7%
Poland	235,928	0.7%
Turkey	218,009	0.6%
Colombia	172,829	0.5%
Greece	155,538	0.4%
United Arab Emirates	142,589	0.4%
Egypt	119,000	0.3%
Argentina	83,376	0.2%
Peru	31,782	0.1%
Czech Republic	28,970	0.1%
Hungary	21,003	0.1%
Total Investments	$35,272,093	99.6%
Other Assets in Excess of Liabilities	126,444	0.4%
Net Assets	$35,398,537	100.0%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	69

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2019

Restricted Securities

Issuer Description	Acquisition Date	Cost	Value	Value as a Percentage of Net Assets
Postal Savings Bank of China Co., Ltd., 144A (China)	12/13/19	$17,309	$17,002	0.05%
Reliance Industries, Ltd. GDR, 144A (India)	11/11/19	16,446	17,521	0.05%
		$33,755	$34,523	0.10%

See Notes to Financial Statements.

70	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 99.7%
Communication Services — 3.7%
Diversified Telecommunication Services — 1.1%
CITIC Telecom International Holdings, Ltd. (Hong Kong)	2,951,000	$1,075,528
Speedcast International, Ltd. (Australia)	55,059	36,369
Sunrise Communications Group A.G. (Switzerland) (a)	22,236	1,747,225
Telekom Austria A.G. (Austria)	57,719	471,334
		3,330,456
Entertainment — 1.1%
Avex, Inc. (Japan)	57,300	659,982
Cineworld Group PLC (United Kingdom)	640,462	1,857,190
GungHo Online Entertainment, Inc. (Japan)	31,770	673,009
		3,190,181
Media — 0.8%
HT&E, Ltd. (Australia)	100,829	119,917
Metropole Television S.A. (France)	44,795	843,141
Television Francaise 1 (France) (a)	141,825	1,182,159
Wowow, Inc. (Japan) (a)	3,357	85,108
		2,230,325
Wireless Telecommunication Services — 0.7%
Airtel Africa PLC (United Kingdom)	889,626	950,457
Orange Belgium S.A. (Belgium)	42,472	986,170
		1,936,627
Consumer Discretionary — 12.0%
Auto Components — 2.3%
Aisan Industry Co., Ltd. (Japan)	40,500	291,777
CIE Automotive S.A. (Spain)	36,011	854,601
Daido Metal Co., Ltd. (Japan)	95,666	666,746
Daikyonishikawa Corp. (Japan)	78,664	611,579
Eagle Industry Co., Ltd. (Japan)	24,500	253,250
Faurecia S.E. (France)	22,428	1,217,568
Kasai Kogyo Co., Ltd. (Japan)	47,831	375,122
Press Kogyo Co., Ltd. (Japan)	57,100	227,047
Tokai Rika Co., Ltd. (Japan)	37,500	730,722
Topre Corp. (Japan)	16,221	261,419
Toyota Boshoku Corp. (Japan)	38,200	613,333
Xinyi Glass Holdings, Ltd. (Hong Kong)	352,000	466,387
		6,569,551
Automobiles — 0.5%
Piaggio & C S.p.A. (Italy)	464,675	1,432,335

Hotels, Restaurants & Leisure — 1.5%
Betsson A.B. (Sweden) (a)	225,674	1,051,841
Gamesys Group PLC (United Kingdom) (a)	62,383	585,951
Kindred Group PLC (Sweden)	155,106	950,019
Marston’s PLC (United Kingdom)	514,221	866,469
Melco International Development, Ltd. (Hong Kong)	59,000	165,753

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Mitchells & Butlers PLC (United Kingdom) (a)	33,109	$201,534
SkyCity Entertainment Group, Ltd. (New Zealand)	200,021	534,945
		4,356,512
Household Durables — 3.8%
Barratt Developments PLC (United Kingdom)	13,439	133,075
Bellway PLC (United Kingdom)	56,047	2,829,044
Bovis Homes Group PLC (United Kingdom)	17,130	308,158
Cleanup Corp. (Japan)	15,900	103,879
Crest Nicholson Holdings PLC (United Kingdom)	154,808	888,608
G-Tekt Corp. (Japan)	26,700	424,328
Haseko Corp. (Japan)	185,400	2,488,598
JVCKenwood Corp. (Japan)	144,500	361,742
Kaufman & Broad S.A. (France)	5,704	236,734
Nobia A.B. (Sweden)	69,469	517,435
Pressance Corp. (Japan)	98,329	1,203,531
Starts Corp., Inc. (Japan)	11,099	282,402
Tamron Co., Ltd. (Japan)	46,700	1,073,727
		10,851,261
Internet & Direct Marketing Retail — 0.4%
N Brown Group PLC (United Kingdom)	142,235	306,745
Proto Corp. (Japan)	66,000	726,084
		1,032,829
Leisure Equipment & Products — 0.8%
Photo-Me International PLC (United Kingdom)	87,269	112,137
Redrow PLC (United Kingdom)	217,392	2,145,878
		2,258,015
Multiline Retail — 0.2%
Europris A.S.A. (Norway)	74,895	294,338
Tokmanni Group Corp. (Finland)	28,812	407,861
		702,199
Specialty Retail — 2.1%
Accent Group, Ltd. (Australia)	257,968	337,764
Adastria Co., Ltd. (Japan)	11,500	261,651
Dixons Carphone PLC (United Kingdom)	88,967	169,946
JB Hi-Fi, Ltd. (Australia)	7,663	202,782
K’s Holdings Corp. (Japan)	49,300	644,497
Mobilezone Holding A.G. (Switzerland) (a)	33,318	374,015
Sonae SGPS S.A. (Portugal)	149,290	152,388
Super Retail Group, Ltd. (Australia)	260,183	1,846,214
VT Holdings Co., Ltd. (Japan)	158,400	703,132
World Co., Ltd. (Japan)	33,000	810,425
XEBIO Holdings Co., Ltd. (Japan)	42,100	508,340
		6,011,154
Textiles, Apparel & Luxury Goods — 0.4%
Chow Sang Sang Holdings International, Ltd. (Hong Kong)	313,000	389,446
Pacific Textiles Holdings, Ltd. (Hong Kong)	851,000	584,342

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	71

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Texwinca Holdings, Ltd. (Hong Kong)	1,270,000	$314,358
		1,288,146
Consumer Staples — 6.2%
Food & Staples Retailing — 1.5%
Axial Retailing, Inc. (Japan)	9,799	341,696
Cawachi, Ltd. (Japan)	32,000	648,311
CECONOMY A.G. (Germany) (a)	296,406	1,791,855
Conviviality PLC (United Kingdom) (a)(b)	284,313	0
Metcash, Ltd. (Australia)	330,846	596,205
Nihon Chouzai Co., Ltd. (Japan)	11,995	420,201
Sugi Holdings Co., Ltd. (Japan)	4,900	258,479
Yokohama Reito Co., Ltd. (Japan)	37,565	343,564
		4,400,311
Food Products — 4.1%
Agrana Beteiligungs A.G. (Austria)	6,430	134,154
Austevoll Seafood A.S.A. (Norway)	130,543	1,339,097
Feed One Co., Ltd. (Japan)	131,846	225,587
J-Oil Mills, Inc. (Japan)	19,000	753,220
Megmilk Snow Brand Co., Ltd. (Japan)	34,700	790,123
Mehadrin, Ltd. (Israel) (a)	1	24
Morinaga Milk Industry Co., Ltd. (Japan)	37,900	1,545,213
Nippon Beet Sugar Manufacturing Co., Ltd. (Japan)	6,867	127,962
Nisshin Oillio Group, Ltd. (The) (Japan)	32,186	1,114,529
Origin Enterprises PLC (Ireland)	102,371	426,020
Prima Meat Packers, Ltd. (Japan)	32,100	745,480
Schouw & Co. A/S (Denmark)	3,547	298,181
Starzen Co., Ltd. (Japan)	7,703	311,604
Strauss Group, Ltd. (Israel)	3,995	122,651
Tassal Group, Ltd. (Australia)	342,598	999,538
Tate & Lyle PLC (United Kingdom)	257,168	2,591,371
Vilmorin & Cie S.A. (France)	2,164	117,121
		11,641,875
Personal Products — 0.1%
Best World International, Ltd. (Singapore) (b)	88,900	92,120
Ontex Group N.V. (Belgium)	8,472	178,321
		270,441
Tobacco — 0.5%
Scandinavian Tobacco Group A/S (Denmark)	112,767	1,375,424

Energy — 4.4%
Energy Equipment & Services — 0.6%
Beach Energy, Ltd. (Australia)	761,611	1,346,921
Japan Petroleum Exploration Co., Ltd. (Japan)	18,600	500,853
		1,847,774
Oil, Gas & Consumable Fuels — 3.8%
Buzzi Unicem S.p.A. (Italy)	41,147	638,782
BW LPG, Ltd. (Singapore)	93,054	781,704
CropEnergies A.G. (Germany)	19,622	241,671
Delek Group, Ltd. (Israel)	1,659	252,687
DIC Asset A.G. (Germany)	95,967	1,711,582
D’ieteren S.A. (Belgium)	4,665	327,570

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Diversified Gas & Oil PLC (United Kingdom)	666,795	$940,715
DNO A.S.A. (Norway)	196,905	259,721
Euronav N.V. (Belgium)	115,864	1,428,949
Gulf Keystone Petroleum, Ltd. (Bermuda)	57,076	160,668
Gurit Holding A.G. (Switzerland)	348	537,305
Itochu Enex Co., Ltd. (Japan)	49,200	414,607
Mediaset Espana Comunicacion S.A. (Spain)	249,923	1,591,433
Saras S.p.A. (Italy)	383,541	617,279
Serica Energy PLC (United Kingdom) (a)	23,490	40,203
Sinanen Holdings Co., Ltd. (Japan)	10,200	189,552
Tethys Oil A.B. (Sweden)	41,336	372,908
Z Energy, Ltd. (New Zealand)	90,791	268,749
		10,776,085
Financials — 11.8%
Banks — 2.8%
Akita Bank, Ltd. (The) (Japan)	10,100	204,627
Bank of Saga, Ltd. (The) (Japan)	12,100	193,316
BAWAG Group A.G. (Austria) (a)	37,393	1,690,065
Dah Sing Financial Holdings, Ltd. (Hong Kong)	48,517	191,245
Israel Discount Bank, Ltd. - Class A (Israel)	147,324	684,204
Miyazaki Bank, Ltd. (The) (Japan)	7,500	186,784
North Pacific Bank, Ltd. (Japan)	148,000	329,707
Norwegian Finans Holding A.S.A. (Norway) (a)	121,691	1,321,071
San ju San Financial Group, Inc. (Japan)	15,965	252,870
Spar Nord Bank A/S (Denmark)	44,881	435,911
SpareBank 1 Nord Norge (Norway)	99,499	889,740
SpareBank 1 SMN (Norway)	123,311	1,408,431
Towa Bank, Ltd. (The) (Japan)	26,200	208,226
		7,996,197
Capital Markets — 3.8%
Anima Holding S.p.A. (Italy)	381,411	1,970,999
Azimut Holdings S.p.A. (Italy)	70,873	1,693,434
DWS Group GmbH & Co. KGaA (Germany)	41,356	1,468,451
IOOF Holdings, Ltd. (Australia)	279,024	1,538,662
Man Group PLC (Switzerland)	374,862	785,153
Pendal Group, Ltd. (Australia)	182,813	1,102,182
Pollen Street Secured Lending (United Kingdom)	13,355	146,921
TP ICAP PLC (United Kingdom)	402,135	2,180,243
		10,886,045
Consumer Finance — 0.7%
Amigo Holdings PLC (United Kingdom)	75,216	66,160
International Personal Finance PLC (United Kingdom)	195,061	416,018
Jaccs Co., Ltd. (Japan)	28,200	721,420
Resurs Holding A.B. (Sweden)	58,918	378,472
Sun Hung Kai & Co., Ltd. (Hong Kong)	1,072,000	510,472
		2,092,542

See Notes to Financial Statements.

72	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
Diversified Financial Services — 1.6%
doValue S.p.A. (Italy)	34,856	$480,907
Financial Products Group Co., Ltd. (Japan)	104,200	1,005,385
Plus500, Ltd. (Israel)	144,038	1,690,547
Zenkoku Hosho Co., Ltd. (Japan)	35,500	1,507,307
		4,684,146
Insurance — 0.7%
ASR Nederland N.V. (Netherlands)	10,841	406,274
Coface S.A. (France)	71,856	884,196
Migdal Insurance and Financial Holdings, Ltd. (Israel)	261,004	246,836
Phoenix Group Holdings PLC (United Kingdom)	15,406	153,065
Unipol Gruppo S.p.A. (Italy)	49,097	281,870
		1,972,241
REITs & Real Estate Management — 1.0%
Allreal Holding A.G. (Switzerland)	2,030	403,638
Emperor International Holdings, Ltd. (Hong Kong)	223,146	49,580
Goldcrest Co., Ltd. (Japan)	52,100	993,794
Melisron, Ltd. (Israel)	2,878	183,983
Property & Building Corp., Ltd. (Israel)	1,510	160,869
Takara Leben Co., Ltd. (Japan)	253,557	1,175,614
		2,967,478
Thrifts & Mortgage Finance — 1.2%
Arrow Global Group PLC (United Kingdom)	180,188	611,535
Aruhi Corp. (Japan)	46,200	948,566
OneSavings Bank PLC (United Kingdom)	309,298	1,775,752
		3,335,853
Health Care — 7.5%
Health Care Equipment & Supplies — 0.9%
Arjo A.B. - B Shares (Sweden)	262,016	1,259,823
Draegerwerk A.G. & Co. KGaA (Germany)	2,648	165,444
Getinge A.B. - B Shares (Sweden)	42,605	792,451
Toho Holdings Co., Ltd. (Japan)	8,500	188,311
		2,406,029
Health Care Providers & Services — 4.0%
Australian Pharmaceutical Industries, Ltd. (Australia)	773,522	727,380
CVS Group PLC (United Kingdom)	87,265	1,323,616
Fagron (Belgium)	18,955	411,801
Galenica A.G. (Switzerland) (a)	38,340	2,368,339
Humana A.B. (Sweden)	52,974	344,488
Korian S.A. (France)	60,179	2,836,806
Mediclinic International PLC (United Kingdom)	323,858	1,765,820
NichiiGakkan Co., Ltd. (Japan)	57,900	875,780
Virtus Health, Ltd. (Australia)	87,400	287,517
Vital KSK Holdings, Inc. (Japan)	65,900	632,794
		11,574,341
Health Care Technology — 0.1%
NNIT A/S (Denmark)	11,459	191,974

	Shares	Value
Life Sciences Tools & Services — 1.0%
Bachem Holding A.G. (Switzerland)	935	$149,676
Gerresheimer A.G. (Germany)	22,167	1,714,448
Siegfried Holding A.G. (Switzerland) (a)	2,262	1,094,918
		2,959,042
Pharmaceuticals — 1.5%
Almirall S.A. (Spain)	11,557	189,987
Faes Farma S.A. (Spain)	52,668	296,415
Fuso Pharmaceutical Industries, Ltd. (Japan)	6,000	112,857
Kaken Pharmaceutical Co., Ltd. (Japan)	20,600	1,136,530
Sawai Pharmaceutical Co., Ltd. (Japan)	17,200	1,089,607
Torii Pharmaceutical Co., Ltd. (Japan)	25,700	719,522
Towa Pharmaceutical Co., Ltd. (Japan)	29,373	763,206
		4,308,124
Industrials — 20.7%
Air Freight & Logistics — 0.7%
bpost S.A. (Belgium)	129,678	1,499,298
Compania de Distribucion Integral Logista Holdings S.A. (Spain)	7,669	172,977
Mitsui-Soko Holdings Co., Ltd. (Japan)	20,268	381,537
		2,053,812
Airlines — 0.7%
Air New Zealand, Ltd. (New Zealand)	332,329	655,574
Dart Group PLC (United Kingdom)	56,056	1,257,917
		1,913,491
Building Products — 1.2%
Bunka Shutter Co., Ltd. (Japan)	85,100	749,808
Inwido A.B. (Sweden)	125,551	967,164
Lindab International A.B. (Sweden)	28,539	364,677
Takasago Thermal Engineering Co., Ltd. (Japan)	45,200	808,562
Uponor OYJ (Finland)	11,306	147,827
Zehnder Group A.G. (Switzerland)	9,542	449,671
		3,487,709
Commercial Services & Supplies — 3.9%
Aggreko PLC (United Kingdom)	39,401	435,133
Biffa PLC (United Kingdom)	46,289	168,014
Derichebourg S.A. (France)	129,132	531,437
Downer EDI, Ltd. (Australia)	220,211	1,260,849
Fuji Corp./Aichi (Japan)	40,900	747,322
Hazama Ando Corp. (Japan)	98,800	859,147
Inabata & Co., Ltd. (Japan)	68,200	1,018,826
Intrum A.B. (Sweden)	63,932	1,907,389
Loomis A.B. (Sweden)	67,781	2,809,995
Penta-Ocean Construction Co., Ltd. (Japan)	154,400	955,781
Sinko Industries, Ltd. (Japan)	33,395	585,379
		11,279,272
Construction & Engineering — 8.2%
Chudenko Corp. (Japan)	26,748	618,313
Daiho Corp. (Japan)	12,587	331,005
Fomento de Construcciones y Contratas S.A. (Spain)	25,582	313,354
Galliford Try PLC (United Kingdom)	216,890	2,469,459
Hibiya Engineering, Ltd. (Japan)	13,600	246,617
Implenia A.G. (Switzerland)	5,682	230,519

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	73

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
Construction & Engineering (continued)
Kandenko Co., Ltd. (Japan)	31,900	$305,749
Koninklijke BAM Groep N.V. (Netherlands)	535,302	1,619,738
Kumagai Gumi Co., Ltd. (Japan)	55,000	1,672,738
Maeda Corp. (Japan)	78,900	768,061
Maire Tecnimont S.p.A. (Italy)	100,293	278,570
Morgan Sindall Group PLC (United Kingdom)	19,350	415,253
Mota-Engil SGPS S.A. (Portugal)	223,621	470,205
Nippon Koei Co., Ltd. (Japan)	19,300	655,531
Nippon Road Co., Ltd. (The) (Japan)	4,401	275,170
Nishimatsu Construction Co., Ltd. (Japan)	40,797	917,823
NRW Holdings, Ltd. (Australia)	633,392	1,437,033
Okumura Corp. (Japan)	10,834	297,827
OSJB Holdings Corp. (Japan)	281,543	697,747
Peab A.B. - Class B (Sweden)	275,645	2,756,841
PER Aarsleff Holdings A/S - Class B (Denmark)	26,327	847,023
Porr A.G. (Austria)	16,939	293,369
Sacyr S.A. (Spain)	124,059	363,251
Sanki Engineering Co., Ltd. (Japan)	66,840	941,239
Service Stream, Ltd. (Australia)	595,196	1,109,061
Shikun & Binui, Ltd. (Israel)	31,387	144,507
Sumitomo Mitsui Construction Co., Ltd. (Japan)	53,000	306,854
Tekken Corp. (Japan)	24,182	623,400
Toda Corp. (Japan)	117,000	772,238
Toenec Corp. (Japan)	8,680	307,105
Toyo Construction Co., Ltd. (Japan)	132,000	631,031
Veidekke A.S.A. (Norway)	27,653	376,514
Yahagi Construction Co., Ltd. (Japan)	18,200	137,470
		23,630,615
Electrical Equipment — 1.3%
Johnson Electric Holdings Ltd. (Hong Kong)	127,500	290,023
Mersen S.A. (France)	14,884	571,150
Nippon Carbon Co., Ltd. (Japan)	24,300	907,918
Signify N.V. (Netherlands)	65,362	2,045,761
		3,814,852
Industrial Conglomerates — 0.4%
Shun Tak Holdings, Ltd. (Hong Kong)	2,370,000	1,131,625

Machinery — 1.2%
Aichi Corp. (Japan)	43,685	297,520
Danieli & C. Officine Meccaniche S.p.A. (Italy)	43,050	487,723
Deutz A.G. (Germany)	257,447	1,602,202
Furukawa Co., Ltd. (Japan)	18,300	241,024
JOST Werke A.G. (Germany)	5,026	210,286
Manitou BF S.A. (France)	8,328	200,377
Sulzer A.G. (Switzerland)	1,299	144,829
Wacker Neuson S.E. (Germany)	15,760	300,734
		3,484,695
Marine — 0.2%
D/S Norden A/S (Denmark)	16,328	261,534

	Shares	Value
Marine (continued)
NS United Kaiun Kaisha, Ltd. (Japan)	11,300	$231,742
		493,276
Professional Services — 0.4%
Intertrust N.V. (Netherlands)	10,036	194,866
Tanseisha Co., Ltd. (Japan)	69,500	838,819
		1,033,685
Road & Rail — 2.4%
FirstGroup PLC (United Kingdom) (a)	1,010,513	1,678,633
Go-Ahead Group PLC (The) (United Kingdom)	105,200	3,082,978
Stagecoach Group PLC (United Kingdom)	957,078	2,028,540
		6,790,151
Trading Companies & Distributors — 0.1%
Chori Co., Ltd. (Japan)	7,000	141,961
Kanamoto Co., Ltd. (Japan)	2,082	53,556
Nishio Rent All Co., Ltd. (Japan)	5,747	163,736
		359,253
Information Technology — 10.9%
Communications Equipment — 0.2%
Ituran Location and Control, Ltd. (Israel)	4,800	120,624
Takamatsu Construction Group Co., Ltd. (Japan)	17,500	452,816
		573,440
Electronic Equipment, Instruments & Components — 4.0%
AT&S Austria Technologie & Systemtechnik A.G. (Austria)	28,526	641,875
Canon Electronics, Inc. (Japan)	34,600	665,071
Canon Marketing Japan, Inc. (Japan)	45,490	1,052,504
Daiwabo Holdings Co., Ltd. (Japan)	21,200	1,300,362
Dicker Data, Ltd. (Australia)	86,308	417,771
Elematec Corp. (Japan)	19,829	209,257
Hakuto Co., Ltd. (Japan)	12,700	158,053
Hosiden Corp. (Japan)	61,300	774,440
Kaga Electronics Co., Ltd. (Japan)	17,900	409,966
Landis+Gyr Group A.G. (Switzerland)	31,336	3,257,843
Marudai Food Co., Ltd. (Japan)	26,820	558,823
Oki Electric Industry Co., Ltd. (Japan)	57,400	798,236
Spectris PLC (United Kingdom)	28,018	1,079,826
Token Corp. (Japan)	4,600	309,999
		11,634,026
IT Services — 2.7%
Computacenter PLC (United Kingdom)	93,338	2,192,217
DTS Corp. (Japan)	44,600	1,035,930
Econocom Group S.A. (Belgium)	112,335	306,372
Equiniti Group PLC (United Kingdom)	144,378	394,755
GFT Technologies S.E. (Germany)	33,101	432,188
Indra Sistemas S.A. (Spain)	13,201	151,220
INES Corp. (Japan)	13,510	168,798
Link Administration Holdings, Ltd. (Australia)	196,853	808,729
Mitsubishi Research Institute, Inc. (Japan)	12,400	489,712
Sopra Steria Group (France)	2,631	424,941

See Notes to Financial Statements.

74	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
IT Services (continued)
TietoEVRY OYJ (Finland)	39,666	$1,233,361
		7,638,223
Semiconductors & Semiconductor Equipment — 2.7%
ams A.G. (Austria) (a)	18,091	734,587
Dialog Semiconductor PLC (United Kingdom) (a)	35,946	1,825,606
Elmos Semiconductor A.G. (Germany)	16,353	522,782
Ferrotec Holdings Corp. (Japan)	103,800	877,191
Japan Aviation Electronics Industry, Ltd. (Japan)	98,200	1,981,022
Nova Measuring Instruments, Ltd. (Israel) (a)	9,005	343,361
Siltronic A.G. (Germany)	9,991	1,003,829
Tower Semiconductor, Ltd. (Israel) (a)	14,576	350,080
		7,638,458
Software — 0.8%
Avast PLC (United Kingdom)	168,624	1,013,427
Integrated Research, Ltd. (Australia)	114,400	261,702
Playtech PLC (United Kingdom)	193,859	1,019,513
		2,294,642
Technology Hardware, Storage & Peripherals — 0.5%
MCJ Co., Ltd. (Japan)	137,100	1,047,844
Melco Holdings, Inc. (Japan)	5,964	169,423
Quadient (France)	12,200	295,614
		1,512,881
Materials — 8.1%
Chemicals — 2.3%
C.I. TAKIRON Corp. (Japan)	54,400	366,768
Dainichiseika Color & Chemicals Manufacturing Co., Ltd. (Japan)	9,600	277,314
Kemira OYJ (Finland)	9,249	137,637
Meidensha Corp. (Japan)	43,800	965,707
MTI, Ltd. (Japan)	22,096	144,489
Showa Denko K.K. (Japan)	52,900	1,394,104
Tenma Corp. (Japan)	12,125	224,144
Tokuyama Corp. (Japan)	56,000	1,457,077
Ube Industries, Ltd. (Japan)	68,927	1,492,728
		6,459,968
Construction Materials — 0.9%
Ashtrom Group, Ltd. (Israel)	12,632	189,269
Caesarstone, Ltd. (Israel)	53,900	812,273
Cementir Holding N.V. (Netherlands)	20,914	157,741
Kyoei Steel, Ltd. (Japan)	24,200	471,543
Riken Vitamin Co., Ltd. (Japan)	4,100	156,919
Sanshin Electronics Co., Ltd. (Japan)	12,800	209,273
Sintokogio, Ltd. (Japan)	15,974	155,972
Wienerberger A.G. (Austria)	18,717	554,687
		2,707,677
Containers & Packaging — 0.2%
Vetropack Holding A.G. (Switzerland)	213	669,182

Metals & Mining — 4.1%
Aichi Steel Corp. (Japan)	14,200	496,661
Bekaert S.A. (Belgium)	22,244	661,244
Blue Square Real Estate, Ltd. (Israel)	1,876	132,760

	Shares	Value
Metals & Mining (continued)
Central Asia Metals PLC (United Kingdom)	91,237	$265,895
Coronado Global Resources, Inc. (Australia)	438,655	680,679
Daido Steel Co., Ltd. (Japan)	7,000	305,784
Eramet (France)	5,532	286,185
Evraz PLC (United Kingdom)	351,664	1,883,234
Ferrexpo PLC (United Kingdom)	796,577	1,676,254
Godo Steel, Ltd. (Japan)	20,150	519,305
Granges A.B. (Sweden)	41,077	433,838
Jupiter Mines, Ltd. (Australia)	2,375,398	467,845
Nippon Light Metal Holdings Co., Ltd. (Japan)	99,200	213,204
Perenti Global, Ltd. (Australia)	1,014,472	1,155,798
Prosegur Cash S.A. (Spain)	23,681	36,212
SSAB A.B. - B Shares (Sweden)	170,803	558,225
St Barbara, Ltd. (Australia)	528,555	1,004,090
Tokyo Kiraboshi Financial Group, Inc. (Japan)	22,441	312,460
Tokyo Steel Manufacturing Co., Ltd. (Japan)	78,800	569,416
		11,659,089
Paper & Forest Products — 0.6%
APERAM S.A. (France)	28,865	927,233
Ence Energia y Celulosa S.A. (Spain)	133,733	552,183
Hadera Paper, Ltd. (Israel)	3,108	124,233
		1,603,649
Real Estate — 12.2%
Equity Real Estate Investment Trusts (REITs) — 8.3%
Aventus Group (Australia)	200,143	399,926
Capital & Regional PLC (United Kingdom)	488,795	164,466
CapitaLand Retail China Trust (Singapore)	1,106,200	1,325,133
Charter Hall Retail REIT (Australia)	468,411	1,403,706
Deutsche EuroShop A.G. (Germany)	4,746	140,650
Eagle Hospitality Trust (Singapore) (a)	1,204,600	488,167
Empiric Student Property PLC (United Kingdom)	449,682	580,800
GLP J-REIT (Japan)	618	767,218
Hammerson PLC (United Kingdom)	182,960	748,101
Intervest Offices & Warehouses N.V. (Belgium)	13,580	390,413
Invincible Investment Corp. (Japan)	5,036	2,868,763
Lar Espana Real Estate Socimi S.A. (Spain)	68,801	547,938
Lippo Malls Indonesia Retail Trust (Singapore)	2,028,629	339,402
Manulife U.S. Real Estate Investment Trust (Singapore)	1,136,500	1,136,500
Mercialys S.A. (France)	71,407	987,603
Merlin Properties Socimi S.A. (Spain)	10,477	150,590
MIRAI Corp. (Japan)	3,028	1,700,560
NewRiver REIT PLC (United Kingdom) (c)	625,486	1,661,301
Regional, Ltd. (United Kingdom)	462,205	692,238
Reit 1, Ltd. (Israel)	23,192	138,842

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	75

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Rural Funds Group (Australia)	357,458	$481,753
Sabana Shari’ah Compliant Industrial REIT (Singapore)	649,075	222,015
Samty Residential Investment Corp. (Japan)	978	1,037,072
Soilbuild Business Space REIT (Singapore)	439,800	170,054
Star Asia Investment Corp. (Japan)	290	311,705
Takara Leben Real Estate Investment Trust Corp. (Japan)	1,244	1,447,194
Tritax Big Box REIT PLC (United Kingdom)	380,601	751,121
Wereldhave N.V. REIT (Netherlands)	71,538	1,616,468
Yanlord Land Group, Ltd. (Singapore)	1,190,906	1,072,255
		23,741,954
Real Estate Management & Development — 3.9%
Corestate Capital Holding S.A. (Germany) (a)	46,892	1,972,462
Dios Fastigheter A.B. (Sweden)	134,331	1,231,085
K Wah International Holdings, Ltd. (Hong Kong)	1,796,000	1,002,481
Kesko OYJ (Finland)	4,333	306,708
Menora Mivtachim Holdings, Ltd. (Israel)	10,499	153,635
Micro Focus International PLC (United Kingdom)	16,029	224,993
Mount Gibson Iron, Ltd. (Australia)	2,177,491	1,462,134
Norstar Holdings, Inc. (Israel)	8,525	182,724
Nyfosa A.B. (Sweden) (a)	58,148	502,938
Savills PLC (United Kingdom)	86,122	1,294,870
Selvaag Bolig A.S.A. (Norway)	73,456	617,929
Sparebank 1 Oestlandet (Norway)	14,964	157,676
Wihlborgs Fastigheter A.B. (Sweden)	109,169	2,007,899
		11,117,534
Utilities — 2.2%
Electric Utilities — 0.3%
BKW A.G. (Switzerland)	7,128	526,416
Contact Energy, Ltd. (New Zealand)	59,678	286,696
Hokkaido Electric Power Co., Inc. (Japan)	38,900	189,092
		1,002,204
Independent Power Producers & Energy Traders — 0.9%
Drax Group PLC (United Kingdom)	336,942	1,401,526
Encavis A.G. (Germany)	59,190	623,437
Infigen Energy (Australia)	1,048,779	478,170
Southern Cross Media Group, Ltd. (Australia)	214,487	124,872
		2,628,005
Multi-Utilities — 0.9%
ACEA S.p.A. (Italy)	43,357	897,221
Iren S.p.A. (Italy)	558,723	1,731,007
		2,628,228
Water Utilities — 0.1%
Zumtobel Group A.G. (Austria) (a)	14,761	151,335

Total Common Stocks (Cost $265,393,464)		$286,008,444

	Shares	Value
PREFERRED STOCKS — 0.4%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
STO S.E. & Co. KGaA (Germany)	2,339	$299,098

Industrials — 0.3%
Road & Rail — 0.3%
Sixt S.E. (Germany)	11,592	843,351

Total Preferred Stocks (Cost $722,872)		$1,142,449

See Notes to Financial Statements.

76	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
INTERNATIONAL BONDS — 0.0% (d)
IDB Development Corp., Ltd. (Israel) (Cost $3,025)	4.950%	12/18/25	$14,382	$2,838

Investments at Value — 100.1% (Cost $266,119,361)				$287,153,731

Liabilities in Excess of Other Assets — (0.1%)				(220,581)

Net Assets — 100.0%				$286,933,150

(a)	Non-income producing security.

(b)	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.0% of net assets. The total value of these securities is $92,120.

(c)	Restricted security. See the table on the following page for additional information.

(d)	Percentage rounds to less than 0.1%.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown

Country	Value	% of Net Assets
Japan	$87,021,109	30.3%
United Kingdom	53,772,681	18.7%
Australia	22,095,569	7.7%
Sweden	19,207,488	6.7%
Germany	15,044,470	5.2%
Switzerland	12,738,729	4.4%
France	11,542,265	4.0%
Italy	10,510,127	3.7%
Norway	6,664,517	2.3%
Belgium	6,190,138	2.2%
Hong Kong	6,171,240	2.2%
Netherlands	6,040,848	2.1%
Israel	6,036,947	2.1%
Singapore	5,627,350	2.0%
Spain	5,220,161	1.8%
Austria	4,671,406	1.6%
Denmark	3,410,047	1.2%
Finland	2,233,394	0.8%
New Zealand	1,745,964	0.6%
Portugal	622,593	0.2%
Ireland	426,020	0.2%
Bermuda	160,668	0.1%
Total Investments	$287,153,731	100.1%
Liabilities in Excess of Other Assets	(220,581)	(0.1%)
Net Assets	$286,933,150	100.0%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	77

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2019

Restricted Securities

Issuer Description	Acquisition Date	Cost	Value	Value as a Percentage of Net Assets
NewRiver REIT PLC (United Kingdom)	2/13/18-9/20/19	$1,671,605	$1,661,301	0.58%

See Notes to Financial Statements.

78	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 95.4%
Communication Services — 13.9%
Diversified Telecommunication Services — 2.0%
Vision, Inc. (Japan) (a)	44,600	$739,653

Interactive Media & Services — 10.8%
Autohome, Inc. ADR (China) (a)	11,843	947,559
LIFULL Co., Ltd. (Japan)	147,200	748,359
MarkLines Co., Ltd. (Japan)	36,411	657,602
Momo, Inc. ADR (China)	22,400	750,400
ZIGExN Co., Ltd. (Japan)	191,642	952,889
		4,056,809
Wireless Telecommunication Services — 1.1%
Amaysim Australia, Ltd. (Australia) (a)	1,498,904	410,169

Consumer Discretionary — 22.3%
Diversified Consumer Services — 3.4%
Fu Shou Yuan International Group, Ltd. (China)	1,076,847	912,154
IBJ, Inc. (Japan)	31,308	355,419
		1,267,573
Hotels, Restaurants & Leisure — 6.2%
Arcland Service Holdings Co., Ltd. (Japan)	26,708	460,731
Corporate Travel Management, Ltd. (Australia)	26,601	383,424
MTY Food Group, Inc. (Canada)	19,839	847,805
Yossix Co., Ltd. (Japan)	24,915	627,734
		2,319,694
Internet & Direct Marketing Retail — 6.5%
Webjet, Ltd. (Australia)	267,860	2,447,694

Leisure Equipment & Products — 3.7%
MIPS A.B. (Sweden)	64,968	1,376,372

Multiline Retail — 0.8%
Kitanotatsujin Corp. (Japan)	45,200	300,296

Specialty Retail — 1.7%
Vertu Motors PLC (United Kingdom)	1,292,236	643,645

Consumer Staples — 3.7%
Food & Staples Retailing — 0.9%
Cake Box Holdings PLC (United Kingdom)	154,400	342,593

Food Products — 2.8%
SwedenCare A.B. (Sweden) (a)	106,370	1,051,779

Financials — 10.4%
Capital Markets — 8.5%
Azimut Holdings S.p.A. (Italy)	35,077	838,127
M&A Capital Partners Co., Ltd. (Japan) (a)	19,112	773,761
Nihon M&A Center, Inc. (Japan)	20,530	706,442
Sanne Group PLC (Jersey)	96,555	865,924
		3,184,254

	Shares	Value
Thrifts & Mortgage Finance — 1.9%
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	70,549	$722,337

Health Care — 5.3%
Health Care Providers & Services — 3.1%
National Veterinary Care, Ltd. (Australia)	455,119	1,156,000

Pharmaceuticals — 2.2%
China Medical System Holdings, Ltd. (China)	578,970	833,359

Industrials — 11.8%
Commercial Services & Supplies — 6.9%
Boyd Group Income Fund (Canada) (a)	9,475	1,473,981
Clipper Logistics PLC (United Kingdom)	298,245	1,132,983
		2,606,964
Professional Services — 2.8%
SMS Co., Ltd. (Japan)	37,890	1,046,479

Trading Companies & Distributors — 2.1%
IMCD NV (Netherlands)	9,140	800,275

Information Technology — 28.0%
IT Services — 13.9%
Appen, Ltd. (Australia)	61,850	976,745
CANCOM S.E. (Germany)	18,030	1,059,500
Citadel Group, Ltd. (The) (Australia)	104,218	360,189
Keyword Studios PLC (Ireland)	74,389	1,479,521
PagSeguro Digital, Ltd. - Class A (Brazil) (a)	20,540	701,646
Softcat PLC (United Kingdom)	41,420	632,929
		5,210,530
Software — 14.1%
Constellation Software, Inc. (Canada)	1,916	1,860,917
Fortnox A.B. (Sweden)	78,074	1,400,588
GB Group PLC (United Kingdom)	124,650	1,287,962
Logo Yazilim Sanayi Ve Ticaret A.S. (Turkey) (a)	35,970	367,379
Magic Software Enterprises, Ltd. (Israel)	39,251	382,305
		5,299,151
Investments at Value — 95.4% (Cost $24,917,428)		$35,815,626

Other Assets in Excess of Liabilities — 4.6%		1,729,167

Net Assets — 100.0%		$37,544,793

(a)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	79

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
December 31, 2019

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown

Country	Value	% of Net Assets
Japan	$7,369,365	19.6%
Australia	5,734,221	15.3%
United Kingdom	4,762,449	12.7%
Canada	4,182,703	11.2%
Sweden	3,828,739	10.2%
China	3,443,472	9.2%
Ireland	1,479,521	3.9%
Germany	1,059,500	2.8%
Jersey	865,924	2.3%
Italy	838,127	2.2%
Netherlands	800,275	2.1%
Brazil	701,646	1.9%
Israel	382,305	1.0%
Turkey	367,379	1.0%
Total Investments	$35,815,626	95.4%
Other Assets in Excess of Liabilities	1,729,167	4.6%
Net Assets	$37,544,793	100.0%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

80	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
December 31, 2019

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2019	Fund Delivering	U.S. $ Value at December 31, 2019	Unrealized Appreciation	Unrealized Depreciation
BNY Mellon	3/17/2020	AED	51,249	USD	51,268	$—	$(19)
BNY Mellon	3/17/2020	BRL	747,953	USD	719,457	28,496	—
BNY Mellon	3/17/2020	CHF	1,382,238	USD	1,353,187	29,051	—
BNY Mellon	3/17/2020	CLP	76,874	USD	74,398	2,476	—
BNY Mellon	3/17/2020	COP	30,911	USD	29,613	1,298	—
BNY Mellon	3/17/2020	CZK	7,311	USD	7,205	106	—
BNY Mellon	3/17/2020	DKK	476,933	USD	471,093	5,840	—
BNY Mellon	3/17/2020	EUR	3,523,272	USD	3,478,835	44,437	—
BNY Mellon	3/17/2020	HUF	10,279	USD	10,143	136	—
BNY Mellon	3/17/2020	IDR	161,976	USD	159,307	2,669	—
BNY Mellon	3/17/2020	ILS	476,139	USD	474,842	1,297	—
BNY Mellon	3/17/2020	INR	1,071,064	USD	1,069,870	1,194	—
BNY Mellon	3/17/2020	JPY	1,185,823	USD	1,187,529	—	(1,706)
BNY Mellon	3/17/2020	KRW	1,220,137	USD	1,188,016	32,121	—
BNY Mellon	3/17/2020	MXP	221,233	USD	215,855	5,378	—
BNY Mellon	3/17/2020	NOK	591,707	USD	568,604	23,103	—
BNY Mellon	3/17/2020	NZD	238,000	USD	231,630	6,370	—
BNY Mellon	3/17/2020	PHP	80,730	USD	80,643	87	—
BNY Mellon	3/17/2020	PLN	86,710	USD	84,992	1,718	—
BNY Mellon	3/17/2020	QAR	83,638	USD	83,696	—	(58)
BNY Mellon	3/17/2020	RUB	67,369	USD	65,568	1,801	—
BNY Mellon	3/17/2020	SAR	184,344	USD	184,441	—	(97)
BNY Mellon	3/17/2020	SGD	452,698	USD	447,135	5,563	—
BNY Mellon	3/17/2020	THB	335,341	USD	329,222	6,119	—
BNY Mellon	3/17/2020	TWD	1,626,204	USD	1,599,758	26,446	—
BNY Mellon	3/17/2020	USD	2,921,185	AUD	3,001,114	—	(79,929)
BNY Mellon	3/17/2020	USD	1,709,624	CAD	1,747,306	—	(37,682)
BNY Mellon	3/17/2020	USD	1,786,056	GBP	1,802,314	—	(16,258)
BNY Mellon	3/17/2020	USD	548,306	HKD	551,116	—	(2,810)
BNY Mellon	3/17/2020	USD	1,738,202	SEK	1,762,299	—	(24,097)
BNY Mellon	3/17/2020	USD	631,737	TRY	619,882	11,855	—
BNY Mellon	3/17/2020	ZAR	396,005	USD	377,276	18,729	—
Total						$256,290	$(162,656)

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	81

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 99.3%
Communication Services — 6.6%
Diversified Telecommunication Services — 2.9%
Verizon Communications, Inc.	23,430	$1,438,602

Wireless Telecommunication Services — 3.7%
KDDI Corp. (Japan)	60,200	1,796,017

Consumer Discretionary — 16.5%
Auto Components — 3.4%
Valeo S.A. (France)	46,960	1,664,424

Automobiles — 3.0%
Toyota Motor Corp. (Japan)	20,800	1,465,492

Hotels, Restaurants & Leisure — 7.1%
Starbucks Corp.	20,200	1,775,984
Whitbread PLC (United Kingdom)	26,628	1,709,073
		3,485,057
Specialty Retail — 3.0%
Lowe’s Cos., Inc.	12,290	1,471,850

Consumer Staples — 10.0%
Beverages — 2.9%
Asahi Group Holdings, Ltd. (Japan)	31,200	1,423,255

Food & Staples Retailing — 2.0%
Walmart, Inc.	8,107	963,436

Food Products — 2.0%
Danone S.A. (France)	12,040	999,878

Household Products — 3.1%
Kimberly-Clark Corp.	10,994	1,512,225

Energy — 6.8%
Oil, Gas & Consumable Fuels — 6.8%
Chevron Corp.	13,910	1,676,294
Marathon Petroleum Corp.	27,710	1,669,527
		3,345,821
Financials — 16.8%
Banks — 3.6%
U.S. Bancorp	30,206	1,790,914

Capital Markets — 2.5%
Charles Schwab Corp. (The)	25,400	1,208,024

Insurance — 10.7%
Chubb, Ltd. (Switzerland)	11,800	1,836,788
Helvetia Holding A.G. (Switzerland)	12,095	1,708,708
Power Financial Corp. (Canada)	62,700	1,687,143
		5,232,639
Health Care — 13.4%
Biotechnology — 3.3%
AbbVie, Inc.	18,244	1,615,324

	Shares	Value
Pharmaceuticals — 10.1%
Bayer A.G. (Germany)	19,540	$1,588,543
Novartis A.G. ADR (Switzerland)	19,310	1,828,464
Roche Holdings A.G. (Switzerland)	4,800	1,560,288
		4,977,295
Industrials — 13.4%
Aerospace & Defense — 4.0%
Lockheed Martin Corp.	4,990	1,943,006

Electrical Equipment — 3.6%
Rockwell Automation, Inc.	8,770	1,777,416

Professional Services — 5.8%
Adecco Group A.G. (Switzerland)	21,700	1,372,164
RELX PLC (United Kingdom)	59,000	1,489,466
		2,861,630
Information Technology — 12.8%
IT Services — 5.9%
Atos S.E. (France)	17,380	1,452,331
Broadridge Financial Solutions, Inc.	11,840	1,462,713
		2,915,044
Semiconductors & Semiconductor Equipment — 3.9%
Broadcom, Inc.	6,000	1,896,120

Software — 3.0%
Sage Group PLC (The) (United Kingdom)	150,972	1,497,856

Materials — 3.0%
Metals & Mining — 3.0%
Newmont Mining Corp.	33,900	1,472,955

Investments at Value – 99.3% (Cost $38,376,392)		$48,754,280

Other Assets in Excess of Liabilities – 0.7%		351,098

Net Assets — 100.0%		$49,105,378

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

82	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
December 31, 2019

Country Breakdown

Country	Value	% of Net Assets
United States	$23,674,390	48.2%
Switzerland	8,306,412	16.9%
United Kingdom	4,696,395	9.6%
Japan	4,684,764	9.6%
France	4,116,633	8.4%
Canada	1,687,143	3.4%
Germany	1,588,543	3.2%
Total Investments	$48,754,280	99.3%
Other Assets in Excess of Liabilities	351,098	0.7%
Net Assets	$49,105,378	100.0%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	83

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS — 99.1%
Communication Services — 4.0%
Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	6,030	$370,242

Media — 2.0%
Interpublic Group of Cos., Inc. (The)	15,510	358,281

Consumer Discretionary — 12.4%
Hotels, Restaurants & Leisure — 7.2%
Brinker International, Inc.	11,145	468,090
Starbucks Corp.	4,120	362,230
Yum! Brands, Inc.	4,718	475,244
		1,305,564
Multiline Retail — 2.8%
Target Corp.	4,013	514,507

Textiles, Apparel & Luxury Goods — 2.4%
Ralph Lauren Corp.	3,750	439,575

Consumer Staples — 6.7%
Food & Staples Retailing — 2.0%
Walmart, Inc.	3,117	370,424

Food Products — 2.7%
General Mills, Inc.	9,210	493,288

Household Products — 2.0%
Kimberly-Clark Corp.	2,572	353,779

Energy — 5.2%
Oil, Gas & Consumable Fuels — 5.2%
Chevron Corp.	4,110	495,296
Marathon Petroleum Corp.	7,530	453,683
		948,979
Financials — 15.2%
Banks — 5.4%
M&T Bank Corp.	2,430	412,492
U.S. Bancorp	9,575	567,702
		980,194
Capital Markets — 3.2%
T. Rowe Price Group, Inc.	4,700	572,648

Insurance — 6.6%
Chubb, Ltd. (Switzerland)	2,335	363,466
Principal Financial Group, Inc.	7,150	393,250
Prudential Financial, Inc.	4,770	447,140
		1,203,856
Health Care — 14.8%
Biotechnology — 8.0%
AbbVie, Inc.	5,806	514,063
Amgen, Inc.	1,950	470,086
Gilead Sciences, Inc.	7,163	465,452
		1,449,601

	Shares	Value
Health Care Equipment & Supplies — 2.6%
Becton, Dickinson and Co.	1,770	$481,387

Health Care Providers & Services — 2.1%
Cardinal Health, Inc.	7,525	380,615

Health Care Technology — 2.1%
Cerner Corp.	5,270	386,765

Industrials — 12.0%
Aerospace & Defense — 5.1%
L3Harris Technologies, Inc.	1,797	355,572
Lockheed Martin Corp.	1,476	574,725
		930,297
Electrical Equipment — 2.3%
Rockwell Automation, Inc.	2,040	413,447

Professional Services — 2.1%
ManpowerGroup, Inc.	3,840	372,864

Road & Rail — 2.5%
CSX Corp.	6,300	455,868

Information Technology — 18.5%
IT Services — 8.6%
Accenture PLC - Class A (Ireland)	1,930	406,400
Automatic Data Processing, Inc.	2,180	371,690
Broadridge Financial Solutions, Inc.	2,698	333,311
International Business Machines Corp.	3,300	442,332
		1,553,733
Semiconductors & Semiconductor Equipment — 5.3%
NVIDIA Corp.	2,480	583,544
Texas Instruments, Inc.	2,950	378,456
		962,000
Software — 2.7%
Oracle Corp.	9,180	486,356

Technology Hardware, Storage & Peripherals — 1.9%
NetApp, Inc.	5,665	352,646

Materials — 2.5%
Chemicals — 2.5%
Eastman Chemical Co.	5,816	460,976

Real Estate — 2.4%
Real Estate Management & Development — 2.4%
Jones Lang LaSalle, Inc.	2,535	441,318

See Notes to Financial Statements.

84	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
December 31, 2019

	Shares	Value
Utilities — 5.4%
Electric Utilities — 5.4%
American Electric Power Co., Inc.	5,810	$549,103
Exelon Corp.	9,540	434,929
		984,032
Investments at Value — 99.1% (Cost $15,566,905)		$18,023,242

Other Assets in Excess of Liabilities — 0.9%		160,991

Net Assets — 100.0%		$18,184,233

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	85

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 89.2%
Finance — 3.9%
Banking — 0.4%
American Express Credit Corp.	2.375%	05/26/20	$30,000	$30,036

P&C Insurance — 1.4%
Chubb INA Holdings, Inc.	2.300%	11/03/20	104,000	104,364

Real Estate Investment Trusts — 2.1%
AvalonBay Communities, Inc.	3.950%	01/15/21	15,000	15,226
Ventas Realty LP, Class B	3.250%	08/15/22	130,000	133,369
				148,595
Industrial — 79.7%
Automobile Manufacturing — 2.8%
General Motors Financial Co., Inc.	4.200%	11/06/21	130,000	134,757
Goodyear Tire & Rubber Co.	8.750%	08/15/20	65,000	67,519
				202,276
Beverage / Bottling — 2.9%
Anheuser-Busch InBev S.A./N.V.	2.625%	01/17/23	140,000	142,346
Brown Forman Corp.	2.250%	01/15/23	65,000	65,079
				207,425
Building Products — 1.8%
Masco Corp.	3.500%	04/01/21	125,000	126,800

Chemicals — 0.4%
DowDuPont, Inc.	3.766%	11/15/20	25,000	25,345

Construction Machinery — 2.9%
CNH Industrial Capital LLC	4.875%	04/01/21	100,000	103,250
John Deere Capital Corp., Series MTN (3MO LIBOR + 24) (a)	2.372%	03/12/21	105,000	105,065
				208,315
Diversified Manufacturing — 5.3%
Eaton Electric Holdings LLC	3.875%	12/15/20	111,000	112,464
Roper Technologies, Inc.	3.000%	12/15/20	130,000	131,098
Xylem, Inc.	4.875%	10/01/21	130,000	136,216
				379,778
Electronics — 5.0%
Amphenol Corp.	3.125%	09/15/21	135,000	136,759
Corning, Inc.	2.900%	05/15/22	80,000	81,618
EMC Corp.	2.650%	06/01/20	144,000	144,026
				362,403
Food Processors — 1.5%
Kraft Heinz Foods Co.	5.375%	02/10/20	105,000	105,302

Healthcare Facilities / Supplies — 1.7%
CVS Health Corp.	2.800%	07/20/20	100,000	100,284
Quest Diagnostics, Inc.	4.750%	01/30/20	20,000	20,036
				120,320
Independent Energy — 5.9%
Apache Corp.	3.625%	02/01/21	74,000	74,743
Occidental Petroleum Corp.	4.850%	03/15/21	134,000	138,011
PDC Energy, Inc., Class B, CV	1.125%	09/15/21	105,000	98,589
Range Resources Corp.	5.750%	06/01/21	115,000	114,712
				426,055

See Notes to Financial Statements.

86	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Leisure / Entertainment — 3.7%
Carnival Corp.	3.950%	10/15/20	$135,000	$137,018
Royal Caribbean Cruises, Ltd.	2.650%	11/28/20	130,000	130,659
				267,677
Media - Diversified — 3.1%
Time Warner Cable LLC., Class B	5.000%	02/01/20	87,000	87,163
Viacom, Inc.	4.500%	03/01/21	135,000	138,709
				225,872
Media - Non-Cable — 5.4%
21st Century Fox America, Inc.	4.500%	02/15/21	103,000	105,658
Discovery Communications, Inc.	4.375%	06/15/21	135,000	139,392
Omnicom GP / Omnicom Capital	3.625%	05/01/22	140,000	144,963
				390,013
Metals / Mining — 1.8%
Teck Resources, Ltd.	4.750%	01/15/22	124,000	128,425

Midstream Energy — 9.1%
Enterprise Products Operating LLC	5.250%	01/31/20	136,000	136,308
Gulf South Pipeline Co. LP, Class B	4.000%	06/15/22	140,000	144,423
Kinder Morgan Energy Partners LP	6.850%	02/15/20	130,000	130,656
Magellan Midstream Partners LP	4.250%	02/01/21	126,000	129,040
Williams Cos., Inc.	5.250%	03/15/20	110,000	110,646
				651,073
Packaging — 3.6%
Avery Dennison Corp.	5.375%	04/15/20	138,000	139,095
Ball Corp.	4.375%	12/15/20	120,000	122,519
				261,614
Paper & Forest Products — 0.9%
Weyerhaeuser Co.	4.700%	03/15/21	66,000	67,713

Publishing — 1.9%
Moody’s Corp.	3.250%	06/07/21	135,000	137,463

Railroads — 5.0%
Canadian National Railway Co.	2.400%	02/03/20	130,000	130,031
Canadian Pacific Rail Road Co.	9.450%	08/01/21	120,000	133,336
CSX Transportation, Inc.	9.750%	06/15/20	92,000	95,065
				358,432
Retail Stores — 1.8%
Best Buy Co., Inc.	5.500%	03/15/21	124,000	127,968

Services — 1.7%
Expedia Group, Inc.	5.950%	08/15/20	123,000	125,731

Supermarkets — 0.6%
Kroger Co. (The)	6.150%	01/15/20	45,000	45,061

Transportation Services — 5.5%
Continental Airlines, Inc., Series 2010-A	4.750%	07/12/22	34,745	35,487
Continental Airlines, Inc., Series 2012-B, Class B	6.250%	10/11/21	59,370	59,851
Fedex Corp.	3.400%	01/14/22	125,000	128,344
Hawaiian Airlines, Series B, Class 1B	4.950%	07/15/23	38,803	39,512
U.S. Airways, Series 2013-1B	5.375%	05/15/23	124,232	129,237
				392,431

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	87

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Wireless Telecommunications — 3.4%
American Tower Corp.	2.800%	06/01/20	$120,000	$120,345
Crown Castle International Corp.	3.400%	02/15/21	125,000	126,680
				247,025
Wireline Telecommunications — 2.0%
AT&T, Inc.	2.450%	06/30/20	140,000	140,475

Utility — 5.6%
Electric — 5.6%
Dominion Energy, Inc. (Yield of Treasury Note 2.125% 05/21 + 97) (b)	2.715%	08/15/21	137,000	138,006
Eversource Energy	2.500%	03/15/21	123,000	123,692
WEC Energy Group, Inc., Class B	3.100%	03/08/22	135,000	137,826
				399,524

Total Corporate Bonds (Cost $6,392,024)				$6,413,511

MUNICIPAL BONDS – 1.0%
California — 0.7%
City of Industry, California	6.750%	01/01/20	$50,000	$50,000

Maryland — 0.2%
State of Maryland	4.200%	03/01/21	10,000	10,285

New York — 0.1%
New York State Urban Development Corp.	2.790%	03/15/21	10,000	10,122

Total Municipal Bonds (Cost $70,105)				$70,407

ASSET BACKED SECURITIES – 2.9%
Bank of America Credit Card Trust, Series 2017-A1, Class A1	1.950%	08/15/22	$47,000	$47,005
Honda Auto Receivables Owner Trust, Series 2017-2, Class A3	1.680%	08/16/21	6,523	6,517
John Deere Owner Trust, Series 2017-B, Class A3	1.820%	10/15/21	49,446	49,401
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A3	2.640%	03/15/21	49,297	49,328
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A3	1.760%	07/15/21	40,252	40,228
Verizon Owner Trust, Series 2018-A, Class A1A	3.230%	04/20/23	18,000	18,303
Total Asset Backed Securities (Cost $210,039)				$210,782

U.S. TREASURY BONDS & NOTES — 4.4%
United States Treasury	1.375%	09/30/20	$100,000	$99,794
United States Treasury	2.250%	04/15/22	215,000	218,076
Total U.S. Treasury Bonds & Notes (Cost $317,740)				$317,870

Investments at Value — 97.5% (Cost $6,989,908)				$7,012,570

Other Assets in Excess of Liabilities — 2.5%				181,809

Net Assets — 100.0%				$7,194,379

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Step coupon. Rate shown is the coupon in effect as of December 31, 2019; reference rate and spread (in basis points) are indicated parenthetically.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

88	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 40.6%
Finance — 10.6%
Banking — 3.6%
Capital One Financial Corp.	3.200%	02/05/25	$11,640,000	$12,047,070
JPMorgan Chase & Co.	3.125%	01/23/25	7,285,000	7,600,280
Keycorp	5.100%	03/24/21	5,000,000	5,188,400
PNC Bank NA	2.700%	11/01/22	6,675,000	6,800,060
PNC Funding Corp.	5.125%	02/08/20	1,410,000	1,413,964
Wells Fargo & Co.	3.000%	01/22/21	3,398,000	3,437,666
				36,487,440
Broker/Asset Managers/Exchanges — 1.6%
Cboe Global Markets, Inc.	3.650%	01/12/27	9,800,000	10,514,660
FMR LLC, 144A (a)(b)	5.350%	11/15/21	2,275,000	2,408,344
FMR LLC, 144A (a)(b)	6.450%	11/15/39	2,575,000	3,611,287
				16,534,291
Life Insurance — 1.4%
Aviation Capital Group LLC, 144A (a)(b)	3.875%	05/01/23	5,000,000	5,163,258
Massachusetts Mutual Life Insurance Co., 144A (a)(b)	3.729%	10/15/70	2,279,000	2,194,721
Northwestern Mutual Life Insurance Co. (The), 144A (a)(b)	3.850%	09/30/47	6,775,000	7,118,360
				14,476,339
Mortgage Banking — 0.4%
Provident Funding Associates LP/PFG Finance Corp., 144A (a)(b)	6.375%	06/15/25	4,725,000	4,630,500

Noncaptive Diversified Financial Companies — 0.5%
Aircastle, Ltd.	5.000%	04/01/23	5,000,000	5,344,567

Real Estate Investment Trusts — 3.1%
Federal Realty Investment Trust	3.000%	08/01/22	2,020,000	2,062,476
MGM Growth Properties Operating Partnership LP/MGP Finance Co.	5.625%	05/01/24	4,775,000	5,204,750
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	6,175,000	6,545,500
Ventas Realty LP	3.500%	04/15/24	3,000,000	3,131,444
Ventas Realty LP	4.400%	01/15/29	2,955,000	3,254,073
Washington REIT	4.950%	10/01/20	9,325,000	9,384,581
Washington REIT	3.950%	10/15/22	2,025,000	2,095,875
				31,678,699
Industrial — 25.8%
Aerospace / Defense — 0.9%
Airbus Finance BV, 144A (a)(b)	2.700%	04/17/23	1,950,000	1,981,503
Hexcel Corp.	4.700%	08/15/25	3,781,000	4,076,056
Hexcel Corp.	3.950%	02/15/27	2,495,000	2,600,496
				8,658,055
Automobile Manufacturing — 1.5%
General Motors Financial Co., Inc.	3.950%	04/13/24	4,425,000	4,623,269
Goodyear Tire & Rubber Co.	5.125%	11/15/23	2,000,000	2,034,220
Harley-Davidson Financial Services, Inc., 144A (a)(b)	4.050%	02/04/22	8,600,000	8,875,825
				15,533,314
Beverage / Bottling — 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.900%	02/01/46	5,700,000	6,741,038
Fomento Economico Mexicano S.A.B. de C.V.	2.875%	05/10/23	7,548,000	7,612,735
				14,353,773
Building Products — 1.2%
Allegion PLC	3.500%	10/01/29	5,063,000	5,146,577
Masco Corp.	6.500%	08/15/32	5,530,000	6,791,108
				11,937,685
Construction Machinery — 0.9%
CNH Industrial N.V.	4.500%	08/15/23	3,275,000	3,496,095

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	89

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Construction Machinery (continued)
United Rentals North America, Inc	6.500%	12/15/26	$5,250,000	$5,770,078
				9,266,173
Consumer Products — 0.2%
Vista Outdoor, Inc.	5.875%	10/01/23	2,500,000	2,393,025

Diversified Manufacturing — 0.8%
Roper Technologies, Inc.	3.650%	09/15/23	7,991,000	8,385,625

Electronics — 0.7%
Dell, Inc.	7.100%	04/15/28	3,736,000	4,455,180
EMC Corp.	3.375%	06/01/23	2,980,000	3,039,600
				7,494,780
Independent Energy — 2.5%
Diamondback Energy, Inc.	3.250%	12/01/26	6,790,000	6,865,080
Occidental Petroleum Corp.	7.500%	05/01/31	6,085,000	7,911,613
PDC Energy, Inc., CV	1.125%	09/15/21	5,775,000	5,422,385
Range Resources Corp.	4.875%	05/15/25	6,400,000	5,472,000
				25,671,078
Integrated Energy — 0.5%
BP Capital Markets America, Inc.	3.796%	09/21/25	5,000,000	5,406,112

Media — Cable — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A (a)(b)	5.875%	04/01/24	6,000,000	6,202,500
Comcast Corp.	2.350%	01/15/27	8,200,000	8,183,585
				14,386,085
Media — Non-Cable — 0.5%
Nexstar Broadcasting, Inc., 144A (a)(b)	5.625%	08/01/24	5,250,000	5,473,125

Metals / Mining — 0.9%
FMG Resources August 2006 Pty., Ltd., 144A (a)(b)	4.750%	05/15/22	2,955,000	3,051,038
Teck Resources, Ltd.	4.750%	01/15/22	4,950,000	5,126,634
Teck Resources, Ltd.	3.750%	02/01/23	500,000	508,750
				8,686,422
Midstream Energy — 4.2%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	5,932,000	6,406,560
Boardwalk Pipelines LP	4.950%	12/15/24	3,015,000	3,260,486
Boardwalk Pipelines LP	3.375%	02/01/23	5,305,000	5,409,757
Enterprise Products Operating LLC	3.750%	02/15/25	7,575,000	8,078,781
Magellan Midstream Partners LP	5.000%	03/01/26	6,125,000	6,910,038
MPLX LP	4.875%	06/01/25	5,225,000	5,702,566
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	5,284,000	7,358,997
				43,127,185
Oil Field Services — 0.1%
Burlington Resources, Inc.	6.875%	02/15/26	1,000,000	1,238,282

Packaging — 1.0%
Avery Dennison Corp.	4.875%	12/06/28	5,775,000	6,532,024
Ball Corp.	4.375%	12/15/20	900,000	918,891
Silgan Holdings, Inc., 144A (a)(b)	4.125%	02/01/28	1,725,000	1,725,517
Silgan Holdings, Inc.	4.750%	03/15/25	779,000	796,528
				9,972,960
Paper & Forest Products — 0.7%
Georgia-Pacific LLC, 144A (a)(b)	5.400%	11/01/20	2,078,000	2,135,575
West Fraser Timber Co., Ltd., 144A (a)(b)	4.350%	10/15/24	5,220,000	5,451,691
				7,587,266

See Notes to Financial Statements.

90	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Railroads — 0.1%
CSX Transportation, Inc.	9.750%	06/15/20	$1,250,000	$1,291,648

Restaurants — 0.5%
Starbucks Corp., CV	3.800%	08/15/25	4,000,000	4,305,956
Starbucks Corp.	4.300%	06/15/45	932,000	1,028,552
				5,334,508
Retail Stores — 0.6%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A (a)(b)	8.000%	06/01/21	6,000,000	6,097,500

Services — 0.4%
QVC, Inc.	4.850%	04/01/24	3,425,000	3,586,488

Supermarkets — 0.8%
Alimentation Couche-Tard, Inc., 144A (a)(b)	3.550%	07/26/27	5,100,000	5,240,002
Tesco PLC, 144A (a)(b)	6.150%	11/15/37	2,646,000	3,088,420
				8,328,422
Transportation Services — 2.1%
American Airlines, Series 2013-2, Class A (b)	4.950%	01/15/23	7,915,950	8,249,681
FedEx Corp.	3.900%	02/01/35	6,190,000	6,297,327
JB Hunt Transport Services	3.875%	03/01/26	5,925,000	6,360,856
				20,907,864
Wireless Telecommunications — 1.6%
American Tower Corp.	5.900%	11/01/21	3,575,000	3,817,722
SBA Tower Trust, Series 2016-1, 144A (a)(b)	2.877%	07/10/46	6,805,000	6,826,321
Verizon Communications, Inc.	4.400%	11/01/34	4,625,000	5,351,151
				15,995,194
Wireline Telecommunications — 0.3%
AT&T, Inc.	5.150%	11/15/46	2,725,000	3,253,825

Utility — 4.2%
Electric — 4.2%
Nevada Power Co.	6.750%	07/01/37	2,850,000	4,022,993
NextEra Energy Capital Holdings, Inc.	2.403%	09/01/21	1,655,000	1,666,497
NV Energy, Inc.	6.250%	11/15/20	2,881,000	2,982,117
Oncor Electric Delivery Co. LLC	4.100%	06/01/22	4,730,000	4,943,292
Oncor Electric Delivery Co. LLC	5.750%	03/15/29	4,725,000	5,826,901
PSEG Power LLC	5.125%	04/15/20	9,925,000	10,013,354
Tenaska Alabama II Partners LP, 144A (a)(b)	6.125%	03/30/23	88,740	92,033
Tenaska Virginia Partners LP, 144A (a)(b)	6.119%	03/30/24	92,545	97,849
Virginia Electric & Power Co.	6.000%	05/15/37	5,581,000	7,527,268
Vistra Operations Co. LLC, 144A (a)(b)	5.000%	07/31/27	3,550,000	3,709,679
Wisconsin Energy Group, Inc.	2.450%	06/15/20	1,613,000	1,614,659
				42,496,642

Total Corporate Bonds (Cost $392,251,987)				$416,014,872

MUNICIPAL BONDS — 7.7%
California — 2.6%
California Educational Facilities Authority	4.842%	10/01/48	$3,635,000	$4,009,405
City of San Francisco, CA, Public Utilities Commission Water Revenue	6.000%	11/01/40	7,750,000	10,060,507
San Diego County Regional Airport Authority	6.628%	07/01/40	8,430,000	8,625,323
San Diego County Regional Airport Authority 1	5.594%	07/01/43	3,215,000	3,640,344
				26,335,579
Colorado — 0.4%
Denver Colorado Public Schools	4.242%	12/15/37	3,900,000	4,340,388

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	91

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Massachusetts — 0.9%
Commonwealth of Massachusetts, Series D	2.663%	09/01/39	9,675,000	$9,284,904

New York — 0.8%
New York City Transitional Finance Authority	3.950%	08/01/32	7,665,000	8,308,477

Texas — 1.2%
Dallas Area Rapid Transit	4.920%	12/01/41	6,110,000	7,784,690
Dallas Independent School District	6.450%	02/15/35	4,600,000	4,829,356
				12,614,046
Virginia — 0.9%
Virginia Small Business Financing Authority, 144A (a)(c)(g)	3.000%	07/01/50	9,000,000	9,000,000

Washington — 0.9%
Port of Seattle Washington, Series B	3.755%	05/01/36	1,925,000	1,992,953
State of Washington	5.481%	08/01/39	5,275,000	6,841,780
				8,834,733

Total Municipal Bonds (Cost $76,455,357)				$78,718,127

ASSET BACKED SECURITIES — 4.7%
Bear Stearns, Series 2003-AC4, Class A (d)	5.500%	09/25/33	$3,772,635	$3,853,705
CNH Equipment Trust, Series 18-A, Class A3	3.120%	07/17/23	4,570,000	4,622,529
CWABS Asset-Backed Certificates Trust, Series 2005-1, Class AF6 (c)	5.030%	07/25/35	43,418	43,905
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A3, 144A (a)(b)(c)	2.813%	10/25/47	824,836	824,347
Deephaven Residential Mortgage Trust, Series 2018-A1, Class A3, 144A (a)(b)(c)	3.202%	01/25/58	1,187,744	1,186,869
Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 144A (a)(b)(c)	3.479%	04/25/58	3,140,509	3,159,256
Drive Auto Receivables Trust, Series 2017-1, Class C	2.840%	04/15/22	106,288	106,314
GTP Acquisition Partners I LLC, 144A (a)(b)	3.482%	06/16/25	10,800,000	11,079,354
InSite Issuer LLC, Series 2016-A1, Class C, 144A (a)(b)	6.414%	11/15/46	5,790,000	6,001,507
John Deere Owner Trust, Series 2018-B, Class A2	2.830%	04/15/21	2,484,973	2,487,255
John Deere Owner Trust, Series 18-B, Class A3	3.080%	11/15/22	5,055,000	5,106,633
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF6 (d)	4.780%	08/25/35	858,029	891,877
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-A1, Class A, 144A (a)(b)	2.910%	03/20/34	1,159,820	1,167,863
VB-S1 Issuer LLC, Series 2016-1A, Class F, 144A (a)(b)	6.901%	06/15/46	7,685,000	7,839,130
Total Asset Backed Securities (Cost $47,757,324)				$48,370,544

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.8%
American Home Mortgage Investment Trust, Series 2004-4, Class 6A1 (d)	6.000%	02/25/45	$2,341,021	$2,395,103
Banc of America Funding Trust, Series 2005-4, Class 1A4	5.500%	08/25/35	74,467	76,275
Banc of America Funding Trust, Series 2005-4, Class 2A4	5.500%	08/25/35	129,005	129,656
CHL Mortgage Pass-Through Trust, Series 2004-HYB2, Class 5A (c)	4.609%	07/20/34	1,050,563	1,062,288
GSR Mortgage Loan Trust, Series 2005-3F, Class 2A3	6.000%	03/25/35	1,039,887	916,889
PHMC Trust, Series 2007-2, Class A2 (c)	5.447%	05/18/37	576,390	584,147
Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 144A (a)(b)(c)	4.000%	12/25/47	2,619,516	2,634,269
Total Residential Mortgage-Backed Securities (Cost $8,018,191)				$7,798,627

MORTGAGE-BACKED PASSTHROUGH SECURITIES — 28.3%
Fannie Mae Pool — 22.3%
Pool #AC8938	4.500%	01/01/25	$1,781,885	$1,873,361
Pool #AD4268	4.500%	03/01/25	1,141,840	1,200,244
Pool #MA3125	3.000%	09/01/32	12,661,879	13,028,791
Pool #MA3364	3.500%	05/01/33	2,017,867	2,098,406
Pool #MA3392, Series 2018	3.500%	06/01/33	6,987,412	7,251,449
Pool #MA3393, Series 2018	4.000%	06/01/33	8,761,159	9,138,517

See Notes to Financial Statements.

92	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Fannie Mae Pool — 22.3% (continued)
Pool #725705	5.000%	08/01/34	$143,883	$158,579
Pool #MA3864	2.500%	11/01/34	10,431,005	10,519,479
Pool #MA3828	3.000%	11/01/34	9,567,382	9,839,389
Pool #735288	5.000%	03/01/35	779,581	859,236
Pool #MA2354, Series 2015	3.500%	08/01/35	8,754,097	9,150,431
Pool #735897	5.500%	10/01/35	552,258	617,432
Pool #745275	5.000%	02/01/36	773,251	852,460
Pool #888016	5.500%	05/01/36	955,537	1,071,402
Pool #190377	5.000%	11/01/36	736,411	811,973
Pool #888405	5.000%	12/01/36	152,342	168,005
Pool #256526	6.000%	12/01/36	342,397	371,197
Pool #907772	6.000%	12/01/36	107,069	111,094
Pool #910881	5.000%	02/01/37	139,319	142,929
Pool #889108	6.000%	02/01/38	562,377	645,165
Pool #889579	6.000%	05/01/38	843,539	967,539
Pool #995838	5.500%	05/01/39	704,853	791,094
Pool #BM3090, Series 2017	3.500%	02/01/41	5,911,367	6,225,208
Pool #AS7367, Series 2016	3.000%	06/01/41	4,335,657	4,464,316
Pool #AS7732, Series 2016	3.000%	08/01/41	9,117,551	9,388,338
Pool #AS7887, Series 2016	3.000%	09/01/41	12,504,496	12,875,951
Pool #AL3287, Series 2013	4.500%	09/01/41	3,013,234	3,271,916
Pool #AL0933, Series 2011	5.000%	10/01/41	898,449	989,687
Pool #AL5315, Series 2014	4.000%	06/01/42	1,911,459	2,049,893
Pool #AU1628, Series 2013	3.000%	07/01/43	2,531,448	2,605,435
Pool #MA1700, Series 2013	4.500%	12/01/43	2,410,381	2,600,041
Pool #MA1917	4.500%	06/01/44	456,048	486,259
Pool #MA2005	4.500%	08/01/44	678,202	729,065
Pool #MA2145, Series 2014	4.000%	01/01/45	8,759,182	9,288,269
Pool #BM1909, Series 2017	4.000%	02/01/45	17,330,885	18,744,425
Pool #AY3374, Series 2015	3.500%	04/01/45	10,426,168	10,978,771
Pool #AS5823, Series 2015	3.500%	09/01/45	10,765,318	11,233,597
Pool #AL7911, Series 2015	3.500%	12/01/45	7,045,445	7,418,533
Pool #AS8461, Series 2016	3.500%	12/01/46	9,482,524	9,848,058
Pool #MA2956	3.000%	04/01/47	11,641,144	11,910,049
Pool #AS9663, Series 2017	4.000%	05/01/47	8,844,847	9,276,708
Pool #MA3182	3.500%	11/01/47	8,721,403	9,066,186
Pool #MA3305	3.500%	03/01/48	5,296,043	5,497,274
Pool #AL9242, Series 2016	3.000%	10/25/49	8,228,203	8,470,954
				229,087,105
Freddie Mac Gold Pool — 5.0%
Pool #G08061	5.500%	06/01/35	74,839	83,516
Pool #G08079	5.000%	09/01/35	721,257	795,590
Pool #G01960	5.000%	12/01/35	236,436	260,780
Pool #A41748	5.000%	01/01/36	254,886	280,887
Pool #A42128	5.500%	01/01/36	303,870	338,657
Pool #G02064	5.000%	02/01/36	406,013	448,000
Pool #G05200	5.000%	05/01/36	1,339,753	1,478,018
Pool #G02252	5.500%	07/01/36	693,166	779,987
Pool #G02386	6.000%	11/01/36	467,363	535,505
Pool #G03189	6.500%	09/01/37	860,534	1,000,169
Pool #G08607	4.500%	09/01/44	1,536,723	1,653,165
Pool #G07961, Series 2015	3.500%	03/01/45	7,477,987	7,878,007
Pool #G67700, Series 2016	3.500%	08/01/46	6,751,807	7,143,959
Pool #G08732	3.000%	11/01/46	9,696,030	9,930,334

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	93

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Freddie Mac Gold Pool — 5.0% (continued)
Pool #Q52216	3.500%	11/01/47	$6,937,327	$7,213,880
Pool #Q51888, Series 2017	4.000%	11/01/47	10,462,935	11,034,197
				50,854,651
Freddie Mac Non-Gold Pool — 0.9%
Pool #ZS-8069	3.000%	05/01/33	8,886,601	9,134,389
Pool #781958	4.604%	09/01/34	64,907	68,747
				9,203,136
Ginnie Mae I Pool — 0.0% (e)
Pool #550656	5.000%	09/15/35	127,237	141,218

Ginnie Mae II Pool — 0.1%
Pool #G24496	5.000%	07/20/39	595,215	658,357

Total Mortgage-Backed Passthrough Securities (Cost $292,119,535)				$289,944,467

U.S. TREASURY BONDS & NOTES — 13.5%
United States Treasury	2.250%	11/15/25	$13,500,000	$13,852,718
United States Treasury	2.375%	05/15/27	9,725,000	10,075,408
United States Treasury	2.625%	02/15/29	10,000,000	10,590,309
United States Treasury	1.625%	08/15/29	5,000,000	4,867,106
United States Treasury	4.500%	02/15/36	8,500,000	11,259,084
United States Treasury	3.125%	11/15/41	19,900,000	22,544,890
United States Treasury	2.875%	05/15/43	23,150,000	25,189,534
United States Treasury	2.500%	02/15/45	35,000,000	35,666,709
United States Treasury	3.000%	02/15/49	4,450,000	5,014,431
Total U.S. Treasury Bonds & Notes (Cost $129,443,499)				$139,060,189

U.S. TREASURY BILLS — 2.9%
United States Treasury (f)	1.250%	02/13/20	$5,000,000	$4,991,323
United States Treasury (f)	1.500%	07/02/20	25,000,000	24,803,781
Total U.S. Treasury Bills (Cost $29,795,737)				$29,795,104

Investments at Value — 98.5% (Cost $975,841,630)				$1,009,701,930

Other Assets in Excess of Liabilities — 1.5%				15,913,370

Net Assets — 100.0%				$1,025,615,300

(a)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities represent $128,067,643 or 12.49% of net assets as of December 31, 2019.

(b)	Restricted security. See the table on the following page for additional information.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Step coupon. Rate shown is the coupon in effect as of December 31, 2019.

(e)	Percentage rounds to less than 0.1%.

(f)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(g)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

See Notes to Financial Statements.

94	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2019

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as a Percentage of Net Assets
Airbus Finance BV, 144A	2.700%	04/17/23	08/16/16-12/02/16	$1,991,522	$1,981,503	0.19%
Alimentation Couche-Tard, Inc., 144A	3.550%	07/26/27	07/19/17-08/18/17	5,098,607	5,240,002	0.51%
American Airlines, Series 2013-2, Class A	4.950%	01/15/23	07/24/13-08/15/19	8,075,230	8,249,681	0.80%
Aviation Capital Group LLC, 144A	3.875%	05/01/23	12/10/18	4,898,850	5,163,258	0.50%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A	5.875%	04/01/24	10/18/17	6,405,000	6,202,500	0.61%
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A3, 144A	2.813%	10/25/47	11/01/17-06/28/18	823,904	824,347	0.08%
Deephaven Residential Mortgage Trust, Series 2018-A1, Class A3, 144A	3.202%	01/25/58	01/26/18	1,187,739	1,186,869	0.12%
Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 144A	3.479%	04/25/58	05/23/18-01/04/19	3,135,703	3,159,256	0.31%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A	8.000%	06/01/21	04/20/16-05/26/16	5,462,231	6,097,500	0.59%
FMG Resources August 2006 Pty., Ltd., 144A	4.750%	05/15/22	06/18/19	3,027,378	3,051,038	0.30%
FMR LLC, 144A	5.350%	11/15/21	10/23/19	2,419,030	2,408,344	0.24%
FMR LLC, 144A	6.450%	11/15/39	03/27/19	3,352,985	3,611,287	0.35%
Georiga-Pacific LLC, 144A	5.400%	11/01/20	10/30/19	2,147,135	2,135,575	0.21%
GTP Acquisition Partners I LLC, 144A	3.482%	06/16/25	05/20/15-05/27/15	10,825,594	11,079,354	1.08%
Harley-Davidson Financial Services, Inc., 144A	4.050%	02/04/22	01/31/19	8,593,200	8,875,825	0.87%
InSite Issuer, LLC, Series 2016-A1, Class C, 144A	6.414%	11/15/46	10/25/16-02/12/19	5,796,431	6,001,507	0.59%
Massachusetts Mutual Life Insurance Co., 144A	3.729%	10/15/70	10/14/19	2,344,157	2,194,721	0.21%
Nexstar Broadcasting, Inc., 144A	5.625%	08/01/24	07/13/16	5,296,563	5,473,125	0.53%
Northwestern Mutual Life Insurance Co. (The), 144A	3.850%	09/30/47	05/23/18-09/30/19	6,242,440	7,118,360	0.69%
Provident Funding Associates LP/PFG Finance Corp., 144A	6.375%	06/15/25	05/24/17-12/13/18	4,558,750	4,630,500	0.45%
SBA Tower Trust, Series 2016-1, 144A	2.877%	07/10/46	11/19/19-11/22/19	6,831,174	6,826,321	0.67%
Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 144A	4.000%	12/25/47	11/07/17-09/19/18	2,677,759	2,634,269	0.26%
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-A1, Class A, 144A	2.910%	03/20/34	3/13/17-07/23/19	1,160,393	1,167,863	0.11%
Silgan Holdings, Inc., 144A	4.125%	02/01/28	11/04/19	1,731,469	1,725,517	0.17%
Tenaska Alabama II Partners LP, 144A	6.125%	03/30/23	10/09/03-09/04/09	89,805	92,033	0.01%
Tenaska Virginia Partners LP, 144A	6.119%	03/30/24	04/29/04-06/26/14	92,501	97,849	0.01%
Tesco PLC, 144A	6.150%	11/15/37	10/07/14	2,804,707	3,088,420	0.30%
VB-S1 Issuer LLC, Series 2016-1A, Class F, 144A	6.901%	06/15/46	06/08/16-05/09/19	7,839,130	7,839,130	0.76%
Vistra Operations Co. LLC, 144A	5.000%	07/31/27	06/17/19-07/24/19	3,607,250	3,709,679	0.36%
West Fraser Timber Co., Ltd., 144A	4.350%	10/15/24	10/07/14	5,220,000	5,451,691	0.53%
				$123,736,637	$127,317,324	12.41%

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	95

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 93.2%
Finance — 8.1%
Health Insurance — 1.7%
Centene Corp., 144A (a)	5.375%	06/01/26	$1,000,000	$1,061,250

Mortgage Banking — 1.6%
Provident Funding Associates LP/PFG Finance Corp., 144A (a)	6.375%	06/15/25	1,000,000	980,000

Real Estate Investment Trusts — 4.8%
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.	5.625%	05/01/24	1,395,000	1,520,550
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	1,350,000	1,431,000
				2,951,550
Industrial — 83.2%
Aerospace / Defense — 3.3%
Moog, Inc., 144A (a)	5.250%	12/01/22	1,250,000	1,267,125
Oshkosh Corp.	5.375%	03/01/25	750,000	773,437
				2,040,562
Automobile Manufacturing — 2.1%
Goodyear Tire & Rubber Co.	5.000%	05/31/26	470,000	488,800
Goodyear Tire & Rubber Co.	4.875%	03/15/27	750,000	776,250
				1,265,050
Building Products — 3.8%
Allegion PLC	3.500%	10/01/29	300,000	304,952
James Hardie International Finance DAC, 144A (a)	4.750%	01/15/25	839,000	870,463
Masco Corp.	6.500%	08/15/32	966,000	1,186,295
				2,361,710
Chemicals — 3.4%
Compass Minerals International, Inc., 144A (a)	4.875%	07/15/24	1,200,000	1,195,500
Olin Corp.	5.125%	09/15/27	300,000	312,750
Olin Corp.	5.000%	02/01/30	575,000	583,625
				2,091,875
Construction Machinery — 3.3%
Ashtead Capital, Inc., 144A (a)	5.250%	08/01/26	550,000	588,500
United Rentals North America, Inc.	6.500%	12/15/26	1,300,000	1,428,781
				2,017,281
Consumer Products — 3.7%
Hanesbrands, Inc., 144A (a)	4.625%	05/15/24	1,025,000	1,080,945
Vista Outdoor, Inc.	5.875%	10/01/23	1,250,000	1,196,513
				2,277,458
Diversified Manufacturing — 1.9%
Wesco Distribution, Inc.	5.375%	06/15/24	1,100,000	1,141,250

Electronics — 3.0%
Amkor Technology, Inc., 144A (a)	6.625%	09/15/27	500,000	550,625
Dell, Inc.	7.100%	04/15/28	500,000	596,250
EMC Corp.	3.375%	06/01/23	675,000	688,500
				1,835,375
Healthcare Facilities / Supplies — 5.0%
Hill-Rom Holdings, Inc., 144A (a)	5.000%	02/15/25	500,000	520,000
Hologic, Inc., 144A (a)	4.375%	10/15/25	1,000,000	1,032,500
Teleflex, Inc.	4.875%	06/01/26	595,000	621,775
Teleflex, Inc.	4.625%	11/15/27	825,000	874,343
				3,048,618
Independent Energy — 8.4%
Diamondback Energy, Inc.	3.500%	12/01/29	1,811,000	1,842,874
Occidental Petroleum Corp.	7.500%	05/01/31	296,000	384,854

See Notes to Financial Statements.

96	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Independent Energy (continued)
PDC Energy, Inc.	6.125%	09/15/24	$290,000	$293,625
PDC Energy, Inc., CV	1.125%	09/15/21	1,100,000	1,032,835
Range Resources Corp.	4.875%	05/15/25	1,850,000	1,581,750
				5,135,938
Information / Data Technology — 2.8%
CDK Global, Inc.	5.000%	10/15/24	650,000	703,625
Iron Mountain, Inc.	6.000%	08/15/23	1,000,000	1,021,250
				1,724,875
Leisure / Entertainment — 1.9%
Cedar Fair LP, 144A (a)	5.250%	07/15/29	1,100,000	1,185,250

Media — Cable — 3.7%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A (a)	5.875%	04/01/24	1,200,000	1,240,500
DISH DBS Corp.	5.875%	07/15/22	1,000,000	1,060,000
				2,300,500
Media — Non-Cable — 10.0%
AMC Networks, Inc.	4.750%	12/15/22	975,000	983,531
Lamar Media Corp.	5.750%	02/01/26	140,000	148,386
Lamar Media Corp.	5.375%	01/15/24	1,250,000	1,275,000
Netflix, Inc.	5.750%	03/01/24	775,000	857,344
Nexstar Broadcasting, Inc., 144A (a)	5.625%	08/01/24	750,000	781,875
Nexstar Broadcasting, Inc., 144A (a)	5.625%	07/15/27	250,000	263,450
Nielsen Co. (Luxembourg) SARL (The), 144A (a)	5.000%	02/01/25	750,000	772,500
Sirius XM Radio, Inc., 144A (a)	5.375%	04/15/25	1,000,000	1,033,280
				6,115,366
Metals / Mining — 3.5%
FMG Resources August 2006 Pty., Ltd., 144A (a)	4.750%	05/15/22	750,000	774,375
Teck Resources, Ltd.	4.750%	01/15/22	540,000	559,269
Teck Resources, Ltd.	3.750%	02/01/23	831,000	845,543
				2,179,187
Midstream Energy — 5.5%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	1,400,000	1,512,000
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	1,319,000	1,836,964
				3,348,964
Packaging — 3.3%
Ball Corp.	4.875%	03/15/26	986,000	1,069,810
Silgan Holdings, Inc.	4.750%	03/15/25	750,000	766,875
Silgan Holdings, Inc., 144A (a)	4.125%	02/01/28	175,000	175,052
				2,011,737
Paper & Forest Products — 1.0%
West Fraser Timber Co., Ltd., 144A (a)	4.350%	10/15/24	600,000	626,631

Refining — 1.2%
Andeavor LLC	5.375%	10/01/22	750,000	757,528

Restaurants — 1.5%
Aramark Services, Inc.	5.125%	01/15/24	900,000	923,580

Retail Stores — 1.9%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A (a)	8.000%	06/01/21	1,125,000	1,143,281

Services — 2.5%
QVC, Inc.	4.850%	04/01/24	975,000	1,020,971
Service Corp. International	4.625%	12/15/27	481,000	501,442
				1,522,413

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	97

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Theater Entertainment — 1.2%
Cinemark USA, Inc.	4.875%	06/01/23	$750,000	$762,188

Vehicle Parts — 4.1%
Allison Transmission, Inc., 144A (a)	5.000%	10/01/24	1,225,000	1,254,094
Meritor, Inc.	6.250%	02/15/24	1,250,000	1,280,875
				2,534,969
Wireless Telecommunications — 1.2%
T-Mobile USA, Inc.	6.500%	01/15/24	700,000	720,139

Utility — 1.9%
Electric — 1.9%
Vistra Operations Co. LLC, 144A (a)	5.000%	07/31/27	1,100,000	1,149,478

Total Corporate Bonds (Cost $55,776,199)				$57,214,003

ASSET BACKED SECURITIES — 3.3%
InSite Issuer LLC, Series 2016-A1, Class C, 144A (a)	6.414%	11/15/46	$850,000	$881,050
VB-S1 Issuer LLC, Series 2016-1A, Class F, 144A (a)	6.901%	06/15/46	1,095,000	1,116,962
Total Asset Backed Securities (Cost $1,964,662)				$1,998,012

Investments at Value — 96.5% (Cost $57,740,861)				$59,212,015

Other Assets in Excess of Liabilities — 3.5%				2,160,303

Net Assets — 100.0%				$61,372,318

(a)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are restricted. See the table on the following page for additional information regarding each restricted security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

98	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2019

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as a Percentage of Net Assets
Allison Transmission, Inc., 144A	5.000%	10/01/24	09/14/16-05/01/17	$1,242,438	$1,254,094	2.04%
Amkor Technology, Inc., 144A	6.625%	09/15/27	03/21/19-05/29/19	493,875	550,625	0.90%
Ashtead Capital, Inc., 144A	5.250%	08/01/26	07/22/19	576,871	588,500	0.96%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A	5.875%	04/01/24	06/10/16-08/05/16	1,261,500	1,240,500	2.02%
Cedar Fair LP, 144A	5.250%	07/15/29	07/16/19	1,175,625	1,185,250	1.93%
Centene Corp., 144A	5.375%	06/01/26	05/09/18	1,000,000	1,061,250	1.73%
Compass Minerals International, Inc., 144A	4.875%	07/15/24	10/23/14-03/18/15	1,186,250	1,195,500	1.95%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A	8.000%	06/01/21	03/10/16-07/12/17	1,043,750	1,143,281	1.86%
FMG Resources August 2006 Pty., Ltd., 144A	4.750%	05/15/22	05/09/17-06/15/17	751,750	774,375	1.26%
Hanesbrands, Inc., 144A	4.625%	05/15/24	05/03/16-01/08/19	1,013,656	1,080,945	1.76%
Hill-Rom Holdings, Inc., 144A	5.000%	02/15/25	02/09/17	500,000	520,000	0.85%
Hologic, Inc., 144A	4.375%	10/15/25	10/04/17-01/17/18	1,007,188	1,032,500	1.68%
InSite Issuer LLC, Series 2016-A1, Class C, 144A	6.414%	11/15/46	10/25/16-12/18/18	849,750	881,050	1.44%
James Hardie International Finance DAC, 144A	4.750%	01/15/25	11/29/17-11/20/18	827,908	870,463	1.42%
Moog, Inc., 144A	5.250%	12/01/22	03/20/17-11/09/17	1,290,625	1,267,125	2.06%
Nexstar Broadcasting, Inc., 144A	5.625%	08/01/24	07/13/16-07/14/16	531,563	781,875	1.27%
Nexstar Broadcasting, Inc., 144A	5.625%	07/15/27	11/12/19	262,188	263,450	0.43%
Nielsen Co. (Luxembourg) SARL (The), 144A	5.000%	02/01/25	06/07/17-11/15/17	769,688	772,500	1.26%
Provident Funding Associates LP/PFG Finance Corp., 144A	6.375%	06/15/25	05/24/17-12/13/18	978,313	980,000	1.60%
Silgan Holdings, Inc., 144A	4.125%	02/01/28	11/04/19	176,656	175,052	0.29%
Sirius XM Radio, Inc., 144A	5.375%	04/15/25	08/03/17	1,053,750	1,033,280	1.68%
VB-S1 Issuer LLC, Series 2016-1A, Class F, 144A	6.901%	06/15/46	06/08/16-05/03/18	1,115,684	1,116,962	1.82%
Vistra Operations Co., LLC, 144A	5.000%	07/31/27	06/06/19-07/24/19	1,112,250	1,149,478	1.87%
West Fraser Timber Co., Ltd., 144A	4.350%	10/15/24	06/20/16-12/02/16	558,057	626,631	1.02%
				$20,779,335	$21,544,686	35.10%

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	99

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 95.4%
Certificates of Participation — 6.2%
Lease / Rent — 6.2%
City & County of Denver Colorado (a)	5.375%	06/01/43	$2,875,000	$3,439,190
Public Water Supply of District No. 1 of Lincoln County (a)	4.000%	07/01/38	500,000	544,785
Washington State State & Local Agency Real & Personal Property, Series C (a)	5.000%	07/01/43	475,000	573,829
				4,557,804
Environmental — 4.7%
Other — 4.7%
Virginia Small Business Financing Authority, 144A (a)(b)(e)	3.000%	07/01/50	3,500,000	3,500,000

General Obligation — 14.5%
Local — 14.5%
Alvin Independent School District (a)	4.000%	02/15/44	265,000	292,449
Central Platte Valley Metropolitan District (a)	5.625%	12/01/38	70,000	78,987
Central Platte Valley Metropolitan District (a)	6.000%	12/01/38	200,000	229,932
Copperleaf Colorado Metropolitan District No. 2, Series B (a)	5.000%	12/15/49	510,000	508,327
Fort Bend County Texas Levee District No. 6 (a)	3.000%	09/01/33	320,000	325,136
Fort Bend County Texas Municipal Utility District No. 25 (a)	3.000%	10/01/34	895,000	920,364
Fort Bend County Texas Municipal Utility District No. 57 (a)	3.125%	04/01/32	250,000	252,458
Harris County Texas Municipal Utility District No. 166 (a)	3.000%	09/01/29	250,000	255,480
Hays County Water Control & Improvement District No. 2 (a)	4.600%	09/01/33	390,000	422,581
Hidalgo County Texas Drain District No. 1 (a)	4.000%	09/01/34	1,110,000	1,242,279
High Plains Metropolitan District, NATL (a)(c)	5.000%	12/01/35	295,000	348,719
Kings Manor Texas Municipal Utility District (a)	3.000%	09/01/31	540,000	549,828
Kings Manor Texas Municipal Utility District (a)	3.000%	09/01/32	250,000	253,522
Lazy Nine Texas Municipal Utility District No. 1B (a)	4.000%	09/01/34	100,000	101,549
Northwest Harris County Texas Municipal Utility District No. 5 (a)	3.000%	05/01/31	590,000	594,130
Northwest Harris County Texas Municipal Utility District No. 19 (a)	3.125%	10/01/30	475,000	482,334
Northwest Harris County Texas Municipal Utility District No. 19 (a)	4.000%	10/01/37	250,000	256,373
Northwood Road Texas District No. 1 (a)	4.000%	08/15/29	305,000	342,518
Port Tacoma Washington, Series A (a)	4.000%	12/01/37	800,000	888,840
Travis County Texas Municipal Utility District No. 21 (a)	3.000%	09/01/27	100,000	106,411
Travis County Texas Municipal Utility District No. 21 (a)	3.500%	09/01/33	215,000	224,331
Winton Woods City Ohio School District (a)	4.000%	11/01/53	1,950,000	2,009,417
				10,685,965
Local Authority — 6.7%
Education — 2.4%
Administrators of the Tulane Educational Fund (a)	5.000%	10/01/47	170,000	180,543
University of Alabama (a)	5.700%	07/01/35	1,000,000	1,016,360
Washington State Higher Education Facilities Authority, Series B (a)	1.896%	04/01/21	555,000	554,345
				1,751,248
Healthcare — 1.0%
City of Jackson Tennessee	3.761%	04/01/20	300,000	301,167
Denver Health & Hospital Authority (a)	4.900%	12/01/24	410,000	432,796
				733,963
Public Services — 2.2%
New York City Transportation Finance Authority Future Tax Secured	4.587%	08/01/22	1,510,000	1,608,527

Tax — 0.1%
County of Pitkin Colorado (a)	6.689%	12/01/30	100,000	103,906

Transportation — 0.4%
North Texas Tollway System (a)	8.910%	02/01/30	290,000	291,612

See Notes to Financial Statements.

100	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Utilities — 0.6%
Warm Spring or Reservation Confederated	2.950%	11/01/23	$250,000	$250,220
Warm Spring or Reservation Confederated	3.050%	11/01/24	200,000	200,312
				450,532
Revenue — 63.3%
Education — 9.3%
California Educational Facilities Authority (a)(b)	3.250%	12/01/35	25,000	25,014
California Educational Facilities Authority (a)	5.000%	10/01/46	1,500,000	1,752,810
Harris County Cultural Education Facilities Finance Corp. (a)	4.000%	11/15/30	300,000	334,986
Louisiana State Public Facilities Authority (a)	4.000%	10/01/40	500,000	526,805
Massachusetts State Development Finance Agency (a)	4.000%	09/01/49	1,100,000	1,137,367
Miami-Dade County Educational Facilities Authority (a)	5.000%	04/01/31	20,000	23,149
Ohio State University General Receipts Special Purpose, Series A (a)	4.000%	06/01/43	900,000	953,298
Tulsa Industrial Authority	4.000%	10/01/21	135,000	138,395
Warrensville Heights Ohio City School District, Series A (a)	5.000%	12/01/44	275,000	313,500
Warrensville Heights Ohio City School District, Series A (a)	5.250%	12/01/55	1,250,000	1,435,250
Washington State Higher Education Facilities Authority (a)	5.250%	04/01/43	175,000	192,262
				6,832,836
Healthcare — 10.9%
Capital Trust Agency, Inc.	3.750%	07/01/23	180,000	180,115
City of Lakeland Florida (a)	5.000%	11/15/29	50,000	59,778
City of Lakeland Florida (a)	5.000%	11/15/45	100,000	111,854
Colorado Health Facilities Authority	5.000%	01/01/20	15,000	15,000
Colorado Health Facilities Authority	5.000%	01/01/22	60,000	63,379
Colorado Health Facilities Authority (a)	5.000%	01/01/23	50,000	52,716
Colorado Health Facilities Authority (a)	5.000%	01/01/25	60,000	63,064
Colorado Health Facilities Authority (a)	5.000%	05/15/27	25,000	30,600
Colorado Health Facilities Authority (a)	4.000%	05/15/29	110,000	127,944
Colorado Health Facilities Authority (a)	4.000%	05/15/32	55,000	63,972
Colorado Health Facilities Authority (a)	5.375%	10/01/37	25,000	28,916
Colorado Health Facilities Authority (a)	5.000%	05/15/39	1,000,000	1,057,960
Colorado Health Facilities Authority (a)	5.250%	01/01/45	90,000	100,689
Colorado Health Facilities Authority (a)	5.000%	05/15/48	600,000	630,858
Illinois Finance Authority (a)	5.000%	11/15/34	130,000	149,452
Illinois Finance Authority (a)	4.250%	05/15/41	375,000	387,206
Illinois Finance Authority (a)	5.000%	02/15/45	100,000	113,262
Illinois Finance Authority (a)	4.000%	06/01/47	50,000	53,379
Illinois Finance Authority (a)	4.000%	06/01/47	35,000	35,994
Kentucky State Economic Development Finance Authority (a)	2.700%	05/01/39	25,000	25,527
Maricopa County Arizona Senior Living Facilities (a)	4.500%	01/01/39	450,000	480,920
Richmond County Hospital Authority (a)	4.000%	01/01/34	1,000,000	1,092,450
South Dakota Health & Educational Facilities Authority (a)	5.000%	11/01/35	1,005,000	1,158,705
Washington State Health Care Facilities Authority (a)	5.250%	01/01/40	95,000	104,456
Wisconsin Health Care Facilities Authority (a)	5.000%	12/15/39	1,665,000	1,876,005
				8,064,201
Lease / Rent — 1.4%
Hamilton Community Authority (a)	4.000%	10/15/46	990,000	1,058,736

Other — 0.1%
Colorado Education & Cultural Facilities Authority (a)	4.000%	12/01/38	50,000	52,402

Public Services — 1.8%
Michigan Strategic Fund (a)	5.250%	10/15/40	900,000	1,049,499
Park Creek Metropolitan District (a)	5.000%	12/01/35	275,000	317,240
				1,366,739

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	101

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Tax — 6.7%
City of Williston North Dakota (a)	3.200%	07/15/24	$515,000	$528,483
District of Columbia Revenue (a)	4.250%	10/01/34	500,000	535,940
Jamestown Park District (a)	4.000%	07/01/33	1,000,000	1,071,030
Northglenn Urban Renewal Authority (a)	4.000%	12/01/34	400,000	425,824
Northglenn Urban Renewal Authority (a)	4.000%	12/01/35	525,000	556,605
Roaring Fork County Transportation Authority Sales & Use Tax (a)	4.000%	12/01/44	150,000	169,179
Southwest Houston Texas Redevelopment Authority (a)	4.000%	09/01/40	1,350,000	1,461,686
Village Community Development District No. 5	3.125%	05/01/22	165,000	169,839
				4,918,586
Transportation — 22.1%
Arizona Industrial Development Authority (a)	5.000%	05/01/33	500,000	583,965
Arizona Industrial Development Authority (a)	5.000%	05/01/48	375,000	425,441
Central Texas Regional Mobility Authority (a)	5.000%	01/01/45	635,000	724,967
Central Texas Turnpike System (a)	5.000%	08/15/30	120,000	137,516
Colorado High Performance Transportation Enterprise (a)	5.750%	01/01/44	750,000	811,553
Colorado High Performance Transportation Enterprise (a)	5.000%	12/31/51	175,000	191,198
Fort Bend Grand Parkway Toll Road Authority (a)	4.000%	03/01/46	2,365,000	2,456,833
Mid-Bay Bridge Authority (a)	5.000%	10/01/35	1,180,000	1,346,640
North Texas Tollway System (a)	5.000%	01/01/43	1,000,000	1,196,420
Pennsylvania Turnpike Commission (a)	5.000%	12/01/45	1,025,000	1,177,448
Regional Transportation District (a)	5.250%	07/15/24	500,000	507,850
Regional Transportation District (a)	5.375%	01/15/25	170,000	172,790
Regional Transportation District (a)	6.000%	01/15/26	345,000	351,817
Regional Transportation District (a)	6.000%	01/15/34	1,000,000	1,019,870
Virginia Small Business Financing Authority (a)	5.000%	01/01/40	130,000	137,956
Virginia Small Business Financing Authority (a)	5.000%	07/01/49	1,890,000	2,002,228
Virginia State Commonwealth Transportation Board (a)	4.000%	05/15/42	620,000	687,053
Wayne County Airport Authority (a)	5.000%	12/01/40	2,000,000	2,341,260
				16,272,805
Utilities — 11.0%
Central Plains Energy Project (a)	5.000%	09/01/42	1,075,000	1,162,505
Cinco Southwest Municipal Utility District No. 1 (a)	3.000%	12/01/35	445,000	453,629
Garland Texas Electric Utility Systems (a)	5.000%	03/01/44	325,000	393,279
Lower Colorado River Authority Texas Transmission Contract (a)	4.000%	05/15/42	500,000	542,045
Lower Colorado River Authority Texas Transmission Contract, Series A (a)	4.000%	05/15/49	2,175,000	2,386,410
Rapid City South Dakota Water (a)	4.000%	11/01/37	775,000	846,424
Texas Water Development Board, Series A (a)	5.000%	10/15/45	2,000,000	2,327,040
				8,111,332
Investments at Value — 95.4% (Cost $69,019,534)				$70,361,194

Other Assets in Excess of Liabilities — 4.6%				3,395,501

Net Assets — 100.0%				$73,756,695

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)

This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(d)	Step coupon. Rate shown is the coupon in effect as of December 31, 2019.

See Notes to Financial Statements.

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Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2019

(e)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $3,500,000 as of December 31, 2019, representing 4.75% of net assets.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	103

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 89.4%
Certificates of Participation — 12.2%
Healthcare — 1.0%
Denver Health & Hospital Authority (a)	5.000%	12/01/30	$350,000	$431,438
Denver Health & Hospital Authority (a)	5.000%	12/01/31	350,000	430,423
Denver Health & Hospital Authority (a)	5.000%	12/01/32	225,000	275,774
Denver Health & Hospital Authority (a)	5.000%	12/01/33	240,000	293,695
Denver Health & Hospital Authority (a)	5.000%	12/01/48	1,900,000	2,231,113
				3,662,443
Lease / Rent — 11.0%
City & County of Denver Colorado, NATL (a)(b)	5.250%	05/01/20	680,000	689,261
City & County of Denver Colorado (a)	5.375%	06/01/43	7,000,000	8,373,680
City of Aurora Colorado (a)	5.000%	12/01/34	450,000	540,810
City of Aurora Colorado (a)	5.000%	12/01/35	615,000	737,336
Colorado State Building Excellent Schools Today, Series O	5.000%	03/15/23	100,000	111,968
Colorado State Building Excellent Schools Today, Series O	5.000%	03/15/27	25,000	31,032
Colorado State Building Excellent Schools Today (a)	4.000%	03/15/30	1,010,000	1,073,479
Colorado State Building Excellent Schools Today (a)	5.000%	03/15/34	675,000	846,403
Colorado State Building Excellent Schools Today (a)	5.000%	03/15/35	1,000,000	1,250,500
Colorado State Building Excellent Schools Today (a)	5.000%	03/15/36	1,750,000	2,178,417
County of Larimer Colorado (a)	4.000%	12/01/32	2,000,000	2,336,920
County of Larimer Colorado (a)	4.000%	12/01/33	3,400,000	3,949,202
Denver City & County School District No. 1 (a)	5.000%	12/01/33	3,700,000	3,853,217
Denver City & County School District No. 1 (a)	5.000%	12/01/36	3,980,000	4,138,245
Grand Junction Colorado (a)	4.000%	12/01/35	550,000	629,123
Park County Colorado (a)	5.000%	12/01/32	200,000	240,298
Pueblo County School District No. 70	2.100%	01/15/20	215,000	215,054
Pueblo County School District No. 70 (a)	2.375%	01/15/21	270,000	270,213
State of Colorado, Series A (a)	4.000%	12/15/34	2,950,000	3,403,946
State of Colorado Department of Transportation (a)	5.000%	06/15/41	1,005,000	1,007,704
State of Colorado Department of Transportation (a)	5.000%	06/15/41	880,000	1,033,727
Town of Firestone Colorado (a)	5.000%	12/01/42	3,000,000	3,513,870
Westminster County	4.000%	12/01/23	5,000	5,526
Winter Park Colorado (a)	4.000%	12/01/29	395,000	460,819
Winter Park Colorado (a)	4.000%	12/01/30	565,000	653,993
				41,544,743
Local — 0.2%
South Suburban Park & Recreation District (a)	5.000%	12/15/31	690,000	866,971

General Obligation — 16.5%
Local — 16.0%
Anthem West Metropolitan District, BAM (a)(b)	5.000%	12/01/35	1,165,000	1,361,524
Arapahoe County School District No. 2 Sheridan Colorado (a)	3.500%	06/01/28	600,000	639,558
Arapahoe County School District No. 6 Littleton Colorado (a)	5.500%	12/01/43	5,000,000	6,350,550
Beacon Point Metropolitan District (a)	5.000%	12/01/30	1,000,000	1,180,480
BNC Metropolitan District No. 1, BAM (a)	5.000%	12/01/32	360,000	432,601
BNC Metropolitan District No. 1, BAM (a)	5.000%	12/01/37	545,000	646,305
Bradburn Metropolitan District No. 2	4.000%	12/01/28	500,000	507,930
Bradburn Metropolitan District No. 2 (a)	5.000%	12/01/38	600,000	646,914
Bromley Park Metropolitan District No. 2, BAM (a)(b)	4.000%	12/01/47	2,500,000	2,705,275
Bromley Park Metropolitan District No. 2 (a)	6.375%	12/15/47	1,000,000	1,038,930
Central Platte Valley Metropolitan District (a)	5.500%	12/01/29	750,000	853,837
Central Platte Valley Metropolitan District (a)	5.375%	12/01/33	1,600,000	1,805,440
Central Platte Valley Metropolitan District (a)	6.000%	12/01/38	1,000,000	1,149,660
Central Platte Valley Metropolitan District (a)	5.000%	12/01/43	3,500,000	3,760,435
Copperleaf Metropolitan District No. 2 (a)	5.750%	12/01/45	2,000,000	2,088,980

See Notes to Financial Statements.

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Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Local (continued)
Cornerstar Metropolitan District (a)	5.125%	12/01/37	$1,000,000	$1,058,460
Cottonwood Highlands Metropolitan District No. 1 (a)	5.000%	12/01/49	900,000	956,610
Cross Creek Metropolitan District No. 2, AGM (a)(b)	5.000%	12/01/34	2,480,000	3,060,965
Douglas County School District No. Re-1 Douglas & Elbert Counties	0.000%	12/15/22	1,660,000	1,597,667
Dove Valley Metropolitan District Arapahoe County (a)	4.000%	12/01/32	500,000	583,260
Dove Valley Metropolitan District Arapahoe County (a)	4.000%	12/01/33	550,000	637,252
Dove Valley Metropolitan District Arapahoe County (a)	4.000%	12/01/34	550,000	634,375
Dove Valley Metropolitan District Arapahoe County (a)	4.000%	12/01/35	500,000	574,790
Dove Valley Metropolitan District Arapahoe County (a)	4.000%	12/01/36	700,000	800,177
Dove Valley Metropolitan District Arapahoe County (a)	4.000%	12/01/37	750,000	853,470
Dove Valley Metropolitan District Arapahoe County (a)	4.000%	12/01/38	500,000	568,200
Dove Valley Metropolitan District Arapahoe County (a)	4.000%	12/01/39	500,000	566,575
Eagle Shadow Metropolitan District No. 1 (a)	5.000%	11/15/32	500,000	531,500
Eaton Area Park & Recreation District (a)	5.500%	12/01/30	470,000	502,101
Fossil Ridge Metropolitan District No. 3 (a)	5.000%	12/01/36	2,000,000	2,040,880
Fossil Ridge Metropolitan District No. 3 (a)	5.000%	12/01/44	1,000,000	1,016,070
Grand River Hospital District, AGM (a)(b)	5.250%	12/01/32	1,000,000	1,254,070
Grand River Hospital District, AGM (a)(b)	5.250%	12/01/33	1,000,000	1,251,180
High Plains Metropolitan District, NATL (a)(b)	5.000%	12/01/35	500,000	591,050
Larimer County Colorado School District No. R-1 Poudre (a)	5.000%	12/15/30	155,000	198,434
Sand Creek County Metropolitan District (a)	4.000%	12/01/35	380,000	432,866
SBC Metropolitan District, AGM (a)(b)	5.000%	12/01/34	205,000	244,901
Serenity Ridge Metropolitan District No. 2 (a)	5.125%	12/01/43	725,000	764,839
Sierra Ridge Metropolitan District No. 2 (a)	5.500%	12/01/46	1,000,000	1,049,220
South Suburban Park & Recreation District (a)	4.000%	12/15/36	475,000	546,782
South Suburban Park & Recreation District (a)	4.000%	12/15/37	425,000	487,394
South Suburban Park & Recreation District (a)	4.000%	12/15/38	575,000	656,357
South Suburban Park & Recreation District (a)	4.000%	12/15/39	565,000	642,552
Sterling Hills West Metropolitan District (a)	5.000%	12/01/39	750,000	859,665
Tallyns Reach Metropolitan District No. 3	4.000%	12/01/21	820,000	858,310
Tallyns Reach Metropolitan District No. 3, Series AD VALOREM PROPERTY TAX (a)	6.750%	11/01/38	1,697,000	1,747,622
Thornton Development Authority	5.000%	12/01/24	440,000	512,147
Thornton Development Authority (a)	5.000%	12/01/25	325,000	379,522
Thornton Development Authority (a)	5.000%	12/01/26	425,000	495,435
Town of Estes Park Colorado Power & Communications, Series B	2.362%	11/01/23	770,000	770,747
Town of Estes Park Colorado Power & Communications, Series B	2.646%	11/01/25	430,000	430,997
Vista Ridge Metropolitan District, BAM (a)(b)	5.000%	12/01/27	485,000	577,620
Vista Ridge Metropolitan District, BAM (a)(b)	5.000%	12/01/28	750,000	889,523
Vista Ridge Metropolitan District, BAM (a)(b)	5.000%	12/01/31	1,250,000	1,465,175
Weld County Colorado School District No. RE007 Platte Valley	4.000%	12/01/29	360,000	437,922
Weld County Colorado School District No. RE007 Platte Valley	4.000%	12/01/30	255,000	305,702
Wheatlands Metropolitan District, BAM (a)(b)	5.000%	12/01/30	1,000,000	1,179,250
				60,180,053
State — 0.5%
Commonwealth of Puerto Rico, AGM (b)	5.250%	07/01/20	1,800,000	1,828,386
Commonwealth of Puerto Rico, AGM (a)(b)	5.250%	07/01/24	100,000	104,430
				1,932,816
Local Authority — 7.3%
Education — 0.6%
State of Colorado (a)	2.658%	09/01/20	2,070,000	2,081,447

Housing — 1.1%
Colorado Housing & Finance Authority	2.500%	04/01/20	845,000	846,808
Colorado Housing & Finance Authority	2.625%	10/01/20	715,000	719,390
Colorado Housing & Finance Authority	2.900%	11/01/20	470,000	474,089

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	105

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Housing (continued)
Colorado Housing & Finance Authority	2.750%	04/01/21	$1,690,000	$1,710,669
Colorado Housing & Finance Authority	2.800%	10/01/21	550,000	559,141
				4,310,097
Lease / Rent — 1.8%
Aspen Public Facilities Authority, AGM (a)	5.880%	09/01/32	270,000	270,896
Boulder Colorado COP	2.250%	11/01/24	500,000	501,485
Colorado State Building Excellent Schools Today (a)(c)	7.017%	03/15/31	1,000,000	1,060,840
Denver City & County School District No. 1	2.168%	12/15/20	2,000,000	2,005,480
Denver City & County School District No. 1	2.598%	12/15/21	1,250,000	1,263,975
Denver City & County School District No. 1	2.798%	12/15/22	1,500,000	1,529,745
				6,632,421
Local — 0.1%
Garfield County School District No. RE2 (a)	3.050%	12/01/26	500,000	510,815

Public Services — 0.4%
City & County of Denver Colorado	3.293%	08/01/24	1,500,000	1,577,010

Recreation — 0.7%
Hyland Hills Park & Recreation District	2.000%	12/15/20	150,000	150,033
Hyland Hills Park & Recreation District	2.150%	12/15/21	135,000	135,204
Park Creek Metropolitan District	2.850%	12/01/21	500,000	506,425
Park Creek Metropolitan District	3.150%	12/01/23	405,000	415,838
Park Creek Metropolitan District	3.300%	12/01/24	425,000	439,633
Park Creek Metropolitan District	3.450%	12/01/25	500,000	519,835
Park Creek Metropolitan District (a)	3.600%	12/01/26	300,000	313,362
				2,480,330
Tax — 0.8%
Park Creek Metropolitan District	3.550%	12/01/22	665,000	689,040
Park Creek Metropolitan District	3.650%	12/01/23	805,000	841,467
Park Creek Metropolitan District	3.800%	12/01/24	440,000	465,243
Todd Creek Village Colorado Metropolitan District Water Activity Enterprise, Series B (a)	5.875%	12/01/38	930,000	932,111
				2,927,861
Utilities — 1.8%
City of Colorado Springs Colorado Utilities System Revenue	4.949%	11/15/24	4,000,000	4,314,280
Colorado State Water Resources & Power Development (a)	5.900%	09/01/35	2,500,000	2,563,550
				6,877,830
Prerefunded — 3.0%
Healthcare — 3.0%
Colorado Health Facilities Authority (a)(c)	5.000%	02/01/23	500,000	520,555
Colorado Health Facilities Authority (a)(c)	4.000%	05/15/29	1,695,000	1,971,505
Colorado Health Facilities Authority (a)(c)	5.250%	02/01/31	2,495,000	2,604,231
Colorado Health Facilities Authority (a)(c)	5.000%	06/01/31	1,250,000	1,571,725
Colorado Health Facilities Authority (a)(c)	5.000%	06/01/32	1,750,000	2,200,415
Colorado Health Facilities Authority (a)(c)	5.000%	02/01/41	1,355,000	1,410,704
Colorado Health Facilities Authority (a)(c)	5.250%	01/01/45	1,010,000	1,129,958
				11,409,093
Revenue — 50.4%
Education — 5.1%
Colorado Educational & Cultural Facilities Authority (a)	4.000%	03/01/33	1,125,000	1,263,521
Colorado Educational & Cultural Facilities Authority (a)	5.000%	10/01/34	1,975,000	2,212,079
Colorado Educational & Cultural Facilities Authority (a)	5.000%	05/01/35	3,145,000	3,493,529
Colorado Educational & Cultural Facilities Authority (a)	5.000%	10/01/36	1,500,000	1,757,280
Colorado School of Mines (1MO LIBOR + 50) (a)(d)	1.718%	02/01/23	4,850,000	4,870,030
Colorado School of Mines (a)	5.000%	12/01/29	75,000	92,831
Colorado School of Mines (a)	5.000%	12/01/29	275,000	340,841

See Notes to Financial Statements.

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Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Education (continued)
Colorado School of Mines (a)	5.000%	12/01/30	$325,000	$400,809
Colorado School of Mines (a)	5.000%	12/01/31	360,000	442,732
Colorado School of Mines (a)	4.000%	12/01/37	225,000	250,702
Colorado State Board for Community College (a)	4.000%	11/01/41	825,000	915,940
Metropolitan State University of Denver (a)	4.000%	12/01/28	715,000	809,923
University of Colorado Enterprise (a)	4.000%	06/01/32	300,000	341,697
University of Colorado Enterprise (a)	4.000%	06/01/43	1,750,000	1,962,327
				19,154,241
Healthcare — 12.1%
Aspen Valley Hospital District (a)	5.000%	10/15/30	1,650,000	1,770,268
Colorado Health Facilities Authority	4.000%	01/01/21	255,000	260,149
Colorado Health Facilities Authority	4.000%	09/01/21	255,000	265,932
Colorado Health Facilities Authority	4.000%	01/01/22	265,000	275,311
Colorado Health Facilities Authority	5.000%	06/01/22	750,000	819,405
Colorado Health Facilities Authority	5.000%	05/15/23	370,000	410,393
Colorado Health Facilities Authority	5.000%	05/15/24	575,000	654,034
Colorado Health Facilities Authority (a)	5.000%	12/01/24	1,000,000	1,094,170
Colorado Health Facilities Authority	5.000%	05/15/25	790,000	919,797
Colorado Health Facilities Authority	5.000%	05/15/26	540,000	641,363
Colorado Health Facilities Authority (a)	3.125%	05/15/27	1,250,000	1,252,750
Colorado Health Facilities Authority	5.000%	05/15/28	535,000	643,749
Colorado Health Facilities Authority	5.000%	05/15/29	425,000	509,112
Colorado Health Facilities Authority	5.000%	09/01/29	1,000,000	1,164,540
Colorado Health Facilities Authority	5.000%	12/01/29	1,010,000	1,205,102
Colorado Health Facilities Authority	5.000%	05/15/30	500,000	575,405
Colorado Health Facilities Authority	5.000%	05/15/30	710,000	846,618
Colorado Health Facilities Authority	5.000%	05/15/31	1,155,000	1,367,670
Colorado Health Facilities Authority	5.000%	05/15/32	1,650,000	1,949,937
Colorado Health Facilities Authority	5.000%	10/01/32	500,000	540,660
Colorado Health Facilities Authority	4.000%	05/15/35	350,000	382,865
Colorado Health Facilities Authority	5.000%	11/15/37	200,000	248,756
Colorado Health Facilities Authority	4.000%	01/01/39	1,200,000	1,330,872
Colorado Health Facilities Authority (a)	5.000%	05/15/39	1,045,000	1,105,568
Colorado Health Facilities Authority	4.000%	01/01/40	925,000	1,022,939
Colorado Health Facilities Authority	5.000%	05/15/40	1,000,000	1,127,880
Colorado Health Facilities Authority (a)(d)	2.800%	05/15/42	2,925,000	3,028,633
Colorado Health Facilities Authority (a)	4.000%	11/15/43	7,000,000	7,814,800
Colorado Health Facilities Authority, Series A (a)	3.000%	11/15/46	985,000	988,497
Colorado Health Facilities Authority (a)	5.000%	05/15/48	3,290,000	3,459,205
Colorado Health Facilities Authority, Series A-2 (a)	4.000%	08/01/49	2,000,000	2,126,480
Denver Health & Hospital Authority (a)	5.000%	12/01/39	1,500,000	1,637,895
University of Colorado Hospital Authority (a)	5.000%	11/15/36	2,470,000	2,702,773
University of Colorado Hospital Authority (a)	4.000%	11/15/42	1,250,000	1,282,900
				45,426,428
Housing — 1.4%
Colorado Housing & Finance Authority	1.700%	11/01/20	1,755,000	1,760,599
Colorado Housing & Finance Authority	1.750%	05/01/21	1,780,000	1,790,021
Colorado Housing & Finance Authority	1.800%	11/01/21	1,715,000	1,728,514
				5,279,134
Industrial Development — 0.2%
Colorado Health Facilities Authority, Series A (a)	5.000%	02/01/22	200,000	211,596
Colorado Health Facilities Authority, Series A (a)	5.000%	02/01/23	520,000	563,347
				774,943

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	107

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Lease / Rent — 1.6%
Regional Transportation District (a)	4.375%	06/01/39	$4,000,000	$4,298,880
Regional Transportation District (a)	4.500%	06/01/44	1,555,000	1,672,247
				5,971,127
Other — 5.1%
Colorado Educational & Cultural Facilities Authority	4.000%	04/01/22	95,000	96,845
Colorado Educational & Cultural Facilities Authority	5.000%	11/15/24	435,000	495,417
Colorado Educational & Cultural Facilities Authority, 144A (f)	3.750%	07/01/26	1,000,000	1,030,150
Colorado Educational & Cultural Facilities Authority, 144A (a)(f)	4.125%	07/01/26	595,000	617,753
Colorado Educational & Cultural Facilities Authority (a)	5.000%	05/15/29	2,600,000	3,097,068
Colorado Educational & Cultural Facilities Authority (a)	5.000%	08/15/30	750,000	849,135
Colorado Educational & Cultural Facilities Authority (a)	5.000%	11/01/30	500,000	577,225
Colorado Educational & Cultural Facilities Authority (a)	5.000%	11/15/31	1,000,000	1,120,650
Colorado Educational & Cultural Facilities Authority (a)	5.000%	12/01/31	1,500,000	1,701,045
Colorado Educational & Cultural Facilities Authority (a)	5.000%	12/15/31	715,000	842,163
Colorado Educational & Cultural Facilities Authority (a)	5.000%	10/01/32	1,340,000	1,513,289
Colorado Educational & Cultural Facilities Authority (a)	5.000%	06/01/36	1,580,000	1,825,548
Colorado Educational & Cultural Facilities Authority, 144A (a)(f)	5.000%	07/01/36	1,000,000	1,076,830
Colorado Educational & Cultural Facilities Authority (a)	5.000%	07/01/36	1,000,000	1,134,450
Colorado Educational & Cultural Facilities Authority (a)	5.000%	08/01/36	1,140,000	1,316,449
Colorado Educational & Cultural Facilities Authority, 144A (a)(f)	5.000%	09/01/36	1,000,000	1,016,830
Colorado Educational & Cultural Facilities Authority, Series B (a)	5.625%	01/15/44	470,000	499,883
Colorado Educational & Cultural Facilities Authority, 144A (a)(f)	5.000%	09/01/46	500,000	506,245
				19,316,975
Public Services — 8.1%
Cherry Creek Corporate Center Metropolitan District (a)	5.000%	06/01/37	570,000	593,701
City & County of Denver Colorado (a)	0.000%	08/01/30	500,000	379,490
City & County of Denver Colorado (a)	0.000%	08/01/35	2,800,000	1,688,792
City & County of Denver Colorado (a)	0.000%	08/01/36	2,550,000	1,466,301
City & County of Denver Colorado (a)	0.000%	08/01/37	3,910,000	2,143,775
City & County of Denver Colorado, Series A-1 (a)	5.000%	08/01/41	2,780,000	3,288,768
City & County of Denver Colorado (a)	5.000%	08/01/48	9,000,000	10,544,940
Park Creek Metropolitan District (a)	5.000%	12/01/26	730,000	865,473
Park Creek Metropolitan District (a)	5.000%	12/01/27	620,000	732,499
Park Creek Metropolitan District (a)	5.000%	12/01/36	300,000	345,399
Park Creek Metropolitan District (a)	5.000%	12/01/37	325,000	373,129
Park Creek Metropolitan District (a)	5.000%	12/01/41	1,500,000	1,708,665
Park Creek Metropolitan District (a)	5.000%	12/01/45	550,000	622,055
Park Creek Metropolitan District (a)	5.000%	12/01/46	3,750,000	4,235,925
Plaza Metropolitan District No. 1, 144A (f)	5.000%	12/01/22	1,500,000	1,608,120
				30,597,032
Recreation — 1.0%
Denver Convention Center Hotel Authority (a)	5.000%	12/01/31	1,500,000	1,745,715
Denver Convention Center Hotel Authority (a)	5.000%	12/01/32	500,000	578,960
Denver Convention Center Hotel Authority (a)	5.000%	12/01/33	500,000	576,515
Hyland Hills Park & Recreation District	2.000%	12/15/21	250,000	254,280
Hyland Hills Park & Recreation District	2.000%	12/15/22	300,000	305,955
Hyland Hills Park & Recreation District	3.000%	12/15/23	200,000	212,584
				3,674,009
Tax — 1.9%
City of Commerce Colorado, AGM (a)(b)	5.000%	08/01/28	600,000	692,532
City of Commerce Colorado, AGM (a)(b)	5.000%	08/01/36	1,945,000	2,258,339
City of Commerce Colorado, AGM (a)(b)	4.250%	08/01/40	1,155,000	1,252,332
City of Idaho Springs Colorado Sales Tax Revenue, AGM (a)(b)	5.000%	12/01/33	490,000	586,574
City of Idaho Springs Colorado Sales Tax Revenue, AGM (a)(b)	5.000%	12/01/34	525,000	627,186
Roaring Fork County Transportation Authority Sales & Use Tax (a)	5.000%	12/01/39	100,000	125,758

See Notes to Financial Statements.

108	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2019

	Coupon	Maturity	Par Value	Value
Tax (continued)
Thornton Development Authority (a)	5.000%	12/01/30	$500,000	$578,945
Thornton Development Authority (a)	5.000%	12/01/31	1,000,000	1,156,260
				7,277,926
Transportation — 8.4%
Auraria Higher Education Center, AGM (a)(b)	4.000%	04/01/29	3,500,000	3,874,675
Colorado Bridge Enterprise, Series A (a)	4.000%	12/01/26	3,000,000	3,514,710
Colorado Bridge Enterprise (a)	4.000%	12/31/28	2,760,000	3,137,513
Colorado Bridge Enterprise (a)	4.000%	06/30/29	4,525,000	5,131,033
Colorado High Performance Transportation Enterprise (a)	5.000%	12/31/47	1,600,000	1,752,208
E-470 Public Highway Authority (1MO LIBOR + 105) (a)(d)	2.221%	09/01/39	1,000,000	1,008,370
Grand Junction Regional Airport Authority, NATL (a)(b)	5.000%	12/01/31	1,155,000	1,365,152
Regional Transportation District (a)	6.000%	01/15/26	800,000	815,808
Regional Transportation District (a)	6.000%	01/15/34	4,000,000	4,079,480
Regional Transportation District (a)	6.000%	01/15/41	6,830,000	6,965,712
				31,644,661
Utilities — 5.5%
Arapahoe County Water & Wastewater Public Improvement District (a)	4.000%	12/01/37	2,000,000	2,308,320
Arapahoe County Water & Wastewater Public Improvement District (a)	4.000%	12/01/39	2,500,000	2,868,375
Centennial Water & Sanitation District (a)	5.250%	12/01/48	6,000,000	7,468,740
City of Colorado Springs Colorado Utilities System (a)	5.000%	11/15/47	5,000,000	6,008,050
East Cherry Creek Valley Colorado Water and Sanitation District Arapahoe County, Series A	2.500%	11/15/27	10,000	10,722
East Cherry Creek Valley Colorado Water and Sanitation District Arapahoe County, Series A (a)	4.000%	11/15/36	350,000	401,597
East Cherry Creek Valley Colorado Water and Sanitation District Arapahoe County, Series A (a)	4.000%	11/15/40	1,000,000	1,132,300
Puerto Rico Electric Power Authority, AGM (3MO LIBOR + 52) (a)(b)(d)	2.074%	07/01/29	400,000	395,000
				20,593,104
Total Municipal Bonds (Cost $326,612,901)				$336,703,510

U.S. TREASURY BILLS — 7.1%
United States Treasury Bill (e)	1.557%	01/14/20	$3,000,000	$2,998,532
United States Treasury Bill (e)	1.511%	01/21/20	4,000,000	3,996,897
United States Treasury Bill (e)	1.551%	02/18/20	4,000,000	3,992,219
United States Treasury Bill (e)	1.558%	02/20/20	3,000,000	2,993,814
United States Treasury Bill (e)	1.536%	03/12/20	3,000,000	2,991,235
United States Treasury Bill (e)	1.540%	03/19/20	4,000,000	3,987,324
United States Treasury Bill (e)	1.536%	04/02/20	3,000,000	2,988,435
United States Treasury Bill (e)	1.516%	04/09/20	3,000,000	2,987,544
Total U.S. Treasury Bills (Cost $26,933,800)				$26,936,000

Investments at Value — 96.5% (Cost $353,546,701)				$363,639,510

Other Assets in Excess of Liabilities — 3.5%				13,111,595

Net Assets — 100.0%				$376,751,105

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)

This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(c)	This security is prerefunded in advance of the next call date.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	109

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2019

(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(e)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(f)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $5,855,928 as of December 31, 2019, representing 1.55% of net assets.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

110	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statement of Investments
December 31, 2019

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
A.G.	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal
AS	Andonim Sirketi, Joint Stock Company in Turkey.
BAM	Build America Mutual
BV	Besloten Vennootschap is the Dutch term for a private limited liability corporation
COP	Certificates of Participation
CV	Convertible Security
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NA	National Association.
NATL	National Public Finance Guarantee Corp.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	Sociedad Anónima Bursátil de Capital Variable is the Mexican term for publicly traded companies
SARL	Societe Anonyme a Responsabilite Limitee is the French term for Limited Liability Company.
S.E.	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SpA	Societa per azioni is the Italian equivalent of the term Public Limited Company.

LIBOR Rates as of December 31, 2019:

1MO LIBOR 1.76%
3MO LIBOR 1.91%

CURRENCY ABBREVIATIONS

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SAR	Saudi Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	111

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2019

	Segall Bryant & Hamill Micro Cap Fund		Segall Bryant & Hamill Small Cap Value Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Small Cap Core Fund
Assets
Investments, at cost		$2,466,279	$144,315,893	$76,656,766	$56,315,406	$35,424,503
Investments, at value		2,815,183	155,578,872	84,313,486	72,206,580	35,424,503
Cash equivalents (Note 2)		—	17,060,884	3,031,113	3,069,213	2,619,836
Receivable for Fund shares sold		543	206,041	912,066	6,475	77,510
Receivable for investment securities sold		5,184	167,654	—	—	—
Dividends and interest receivable		3,428	212,290	123,763	38,597	11,878
Due from Adviser (Note 5)		11,360	—	—	—	—
Other assets		7,791	10,041	17,672	18,328	—
Total assets		2,843,489	173,235,782	88,398,100	75,339,193	38,133,727

Liabilities
Due to custodian		4,044	—	—	—	—
Payable for Fund shares redeemed		—	3,515	72,419	70,450	—
Payable for investment securities purchased		—	3,167,135	—	—	—
Payable to Adviser (Note 5)		—	99,806	52,244	44,988	90,000
Accrued shareholder servicing fees (Note 5)		498	22,717	10,929	7,175	—
Payable to third party administrator (Note 5)		2,600	5,300	4,300	4,000	—
Accrued chief compliance officer fees (Note 5)		31	1,260	962	807	—
Other accrued expenses		34,253	34,822	44,660	34,649	30,000
Total liabilities		41,426	3,334,555	185,514	162,069	120,000
Net Assets		$2,802,063	$169,901,227	$88,212,586	$75,177,124	$38,013,727

Net Assets Consists of
Paid-in capital		$2,528,911	$156,769,016	$78,907,087	$131,631,157	$38,013,727
Total accumulated earnings (deficit)		273,152	13,132,211	9,305,499	(56,454,033)	—
Net Assets		$2,802,063	$169,901,227	$88,212,586	$75,177,124	$38,013,727

Net Assets
Retail		$2,802,063	$10,300	$19,820,595	$2,836,014	$77,510
Institutional		N/A	169,890,927	68,391,991	72,341,110	37,936,217
Shares of Beneficial Interest Outstanding
Retail		256,469	810	2,203,689	217,404	7,751
Institutional		N/A	13,364,172	7,539,898	5,427,596	3,793,622
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail		$10.93	$12.71	$8.99	$13.04	$10.00
Institutional	$	N/A	$12.71	$9.07	$13.33	$10.00

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2019

	Segall Bryant & Hamill Mid Cap Value Dividend Fund	Segall Bryant & Hamill All Cap Fund	Segall Bryant & Hamill Emerging Markets Fund	Segall Bryant & Hamill International Small Cap Fund
Assets
Investments, at cost	$63,120,551	$83,055,575	$29,732,706	$266,119,361
Investments, at value	73,043,858	115,944,963	35,272,093	287,153,731
Cash equivalents (Note 2)	2,108,190	4,592,768	—	1,539,638
Foreign currency, at value (Cost $—, $—, $171,701 and $22,115, respectively)	—	—	171,701	22,115
Receivable for Fund shares sold	58,488	288,456	—	—
Receivable for investment securities sold	—	—	2,898	525,464
Dividends and interest receivable	141,008	33,632	133,924	731,655
Foreign tax reclaims receivable	586	—	3,611	448,110
Due from Adviser (Note 5)	—	—	52,888	—
Other assets	12,087	7,660	10,002	29,319
Total assets	75,364,217	120,867,479	35,647,117	290,450,032

Liabilities
Due to custodian	—	—	135,945	—
Payable for Fund shares redeemed	19,670	18,365	—	2,553,060
Payable for investment securities purchased	—	—	6,454	628,462
Payable to Adviser (Note 5)	35,087	56,204	—	170,369
Accrued shareholder servicing fees (Note 5)	17,131	14,882	3,235	38,107
Payable to third party administrator (Note 5)	4,200	4,600	3,100	7,500
Accrued chief compliance officer fees (Note 5)	819	1,054	660	1,848
Other accrued expenses	39,902	31,793	99,186	117,536
Total liabilities	116,809	126,898	248,580	3,516,882
Net Assets	$75,247,408	$120,740,581	$35,398,537	$286,933,150

Net Assets Consists of
Paid-in capital	$65,260,489	$87,467,122	$31,352,074	$328,366,230
Total accumulated earnings (deficit)	9,986,919	33,273,459	4,046,463	(41,433,080)
Net Assets	$75,247,408	$120,740,581	$35,398,537	$286,933,150

Net Assets
Retail	$42,954,075	$10,307	$2,677,554	$52,668,098
Institutional	32,293,333	120,730,274	32,720,983	234,265,052
Shares of Beneficial Interest Outstanding
Retail	1,703,334	606	308,858	4,525,475
Institutional	1,255,832	7,102,218	3,765,186	20,101,404
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$25.22	$17.00	$8.67	$11.64
Institutional	$25.71	$17.00	$8.69	$11.65

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	113

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2019

	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Workplace Equality Fund (a)	Segall Bryant & Hamill Short Term Plus Fund
Assets
Investments, at cost	$24,917,428	$38,376,392	$15,566,905	$6,989,908
Investments, at value	35,815,626	48,754,280	18,023,242	7,012,570
Cash equivalents (Note 2)	1,522,616	231,529	156,402	219,807
Foreign currency, at value (Cost $484, $—, $— and $—, respectively)	484	—	—	—
Unrealized gain on forward foreign currency contracts	256,290	—	—	—
Receivable for Fund shares sold	60,677	19	275	—
Dividends and interest receivable	42,244	74,262	24,766	75,535
Foreign tax reclaims receivable	99,560	145,981	—	—
Due from Adviser (Note 5)	—	—	1,015	—
Other assets	14,546	12,289	12,881	4,791
Total assets	37,812,043	49,218,360	18,218,581	7,312,703

Liabilities
Unrealized loss on forward foreign currency contracts	162,656	—	—	—
Payable for Fund shares redeemed	4,718	28,886	415	—
Payable for investment securities purchased	—	—	—	41,100
Payable to Adviser (Note 5)	26,864	22,680	—	2,344
Accrued shareholder servicing fees (Note 5)	5,590	13,266	3,724	415
Payable to third party administrator (Note 5)	3,500	3,900	3,000	1,900
Accrued chief compliance officer fees (Note 5)	394	535	200	73
Other accrued expenses	63,528	43,715	27,009	72,492
Total liabilities	267,250	112,982	34,348	118,324
Net Assets	$37,544,793	$49,105,378	$18,184,233	$7,194,379

Net Assets Consists of
Paid-in capital	$24,473,119	$37,495,897	$15,722,227	$7,172,572
Total accumulated earnings	13,071,674	11,609,481	2,462,006	21,807
Net Assets	$37,544,793	$49,105,378	$18,184,233	$7,194,379

Net Assets
Retail	$29,098,459	$46,375,094	$9,845,578	$915,039
Institutional	8,446,334	2,730,284	8,338,655	6,279,340
Shares of Beneficial Interest Outstanding
Retail	1,606,084	4,224,071	1,526,279	90,536
Institutional	437,284	251,480	1,256,756	620,864
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$18.12	$10.98	$6.45	$10.11
Institutional	$19.32	$10.86	$6.64	$10.11

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2019

	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Assets
Investments, at cost	$975,841,630	$57,740,861	$69,019,534	$353,546,701
Investments, at value	1,009,701,930	59,212,015	70,361,194	363,639,510
Cash equivalents (Note 2)	32,917,358	1,825,443	2,508,520	11,034,364
Receivable for Fund shares sold	1,186,843	23,345	233,145	69,858
Receivable for investment securities sold	298	—	—	—
Dividends and interest receivable	7,482,275	713,205	719,485	2,294,384
Other assets	21,841	12,210	11,272	6,626
Total assets	1,051,310,545	61,786,218	73,833,616	377,044,742

Liabilities
Payable for Fund shares redeemed	315,960	31,583	—	58,876
Payable for investment securities purchased	24,805,045	310,552	—	—
Payable to Adviser (Note 5)	208,865	16,279	14,391	97,162
Accrued shareholder servicing fees (Note 5)	154,804	8,884	7,793	40,391
Payable to third party administrator (Note 5)	21,200	3,600	3,900	9,100
Accrued chief compliance officer fees (Note 5)	11,213	671	796	4,011
Other accrued expenses	178,158	42,331	50,041	84,097
Total liabilities	25,695,245	413,900	76,921	293,637
Net Assets	$1,025,615,300	$61,372,318	$73,756,695	$376,751,105

Net Assets Consists of
Paid-in capital	$992,794,303	$69,577,222	$72,681,616	$369,996,024
Total accumulated earnings (deficit)	32,820,997	(8,204,904)	1,075,079	6,755,081
Net Assets	$1,025,615,300	$61,372,318	$73,756,695	$376,751,105

Net Assets
Retail	$598,220,333	$39,692,121	$11,398,544	$161,755,064
Institutional	427,394,967	21,680,197	62,358,151	214,996,041
Shares of Beneficial Interest Outstanding
Retail	55,461,522	4,425,212	1,067,871	13,832,130
Institutional	39,996,248	2,443,942	5,837,914	18,323,015
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$10.79	$8.97	$10.67	$11.69
Institutional	$10.69	$8.87	$10.68	$11.73

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	115

Segall Bryant & Hamill Funds	Statements of Operations

	Segall Bryant & Hamill Micro Cap Fund	Segall Bryant & Hamill Small Cap Value Fund		Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund
	Year Ended December 31, 2019	Six Months Ended December 31, 2019 (a)	Year Ended June 30, 2019	Year Ended December 31, 2019	Year Ended December 31, 2019
Investment Income
Dividends	$67,519	$1,769,884	$2,235,726	$2,915,851	$427,701
Interest	218	25,650	23,885	31,569	27,224
Foreign taxes withheld	(257)	(408)	—	(18,691)	(4,395)
Total income	67,480	1,795,126	2,259,611	2,928,729	450,530

Expenses
Investment advisory fees (Note 5)	30,182	604,809	1,003,170	848,438	490,527
Shareholder servicing fees (Note 5)
Retail Class	7,222	1	—	42,904	5,407
Institutional Class	—	42,669	104,379	34,445	42,437
Administrative fees (Note 5)	8,884	112,291	115,295	77,148	59,315
Registration and filing fees	24,088	14,484	21,998	36,334	34,331
Audit and tax preparation fees	17,844	26,025	18,250	23,564	21,001
Trustee fees and expenses	459	7,991	8,001	17,739	12,641
Custodian fees	22,285	18,352	27,580	21,391	15,931
Transfer agent fees (Note 5)	18,566	25,032	32,688	21,607	20,625
Independent pricing service fees	4,267	150	—	2,051	2,346
Chief compliance officer fees (Note 5)	219	3,128	5,701	6,826	5,058
Insurance expense	555	1,966	1,540	7,455	5,038
Legal fees	263	—	15,002	7,012	4,888
Fund accounting fees	—	—	60,772	—	—
Shareholder reporting fees	—	—	10,501	—	—
Other	8,916	5,675	12,241	33,359	21,780
Total expenses before waivers/reimbursements	143,750	862,573	1,437,118	1,180,273	741,325
Expenses waived/reimbursed by investment adviser	(104,000)	(113,039)	(195,694)	(126,172)	—
Net expenses	39,750	749,534	1,241,424	1,054,101	741,325
Net Investment Income (Loss)	27,730	1,045,592	1,018,187	1,874,628	(290,795)

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	149,796	5,344,262	9,587,704	2,035,037	4,436,310
Foreign currency	—	—	—	(563)	—
	149,796	5,344,262	9,587,704	2,034,474	4,436,310
Change in unrealized net appreciation (depreciation) on:
Investments	362,066	4,890,275	(3,896,259)	8,985,157	13,594,733

Net realized and unrealized gains	511,862	10,234,537	5,691,445	11,019,631	18,031,043
Net Increase in Net Assets Resulting From Operations	$539,592	$11,280,129	$6,709,632	$12,894,259	$17,740,248

(a)	Fund changed fiscal year to December 31.

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Operations

	Segall Bryant & Hamill Mid Cap Value Dividend Fund	Segall Bryant & Hamill All Cap Fund
	Year Ended December 31, 2019	Six Months Ended December 31, 2019 (a)	Year Ended June 30, 2019
Investment Income
Dividends	$2,013,234	$562,170	$921,592
Interest	12,376	8,713	13,064
Foreign taxes withheld	(27,241)	(1,007)	—
Total income	1,998,369	569,876	934,656

Expenses
Investment advisory fees (Note 5)	540,425	401,635	650,690
Shareholder servicing fees (Note 5)
Retail Class	72,731	1	80,149
Institutional Class	20,907	51,257	—
Administrative fees (Note 5)	69,364	80,368	85,833
Registration and filing fees	38,607	11,753	23,499
Audit and tax preparation fees	22,886	25,602	18,250
Trustee fees and expenses	14,532	6,824	8,501
Custodian fees	12,303	8,749	13,801
Transfer agent fees (Note 5)	22,339	19,984	30,361
Independent pricing service fees	2,182	—	—
Chief compliance officer fees (Note 5)	5,680	2,889	5,701
Insurance expense	5,471	1,523	1,511
Legal fees	5,929	—	16,002
Fund accounting fees	—	—	53,087
Shareholder reporting fees	—	—	15,001
Other	26,389	7,064	7,001
Total expenses before waivers/reimbursements	859,745	617,649	1,009,387
Expenses waived/reimbursed by investment adviser	(56,902)	(88,467)	(136,645)
Net expenses	802,843	529,182	872,742
Net Investment Income	1,195,526	40,694	61,914

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	2,336,318	415,638	1,807,339
Foreign currency	(721)	—	—
	2,335,597	415,638	1,807,339
Change in unrealized net appreciation (depreciation) on:
Investments	13,386,561	8,327,544	8,349,993
Translation of assets and liabilities denoted in foreign currencies	233	—	—
	13,386,794	8,327,544	8,349,993
Net realized and unrealized gains	15,722,391	8,743,182	10,157,332
Net Increase in Net Assets Resulting From Operations	$16,917,917	$8,783,876	$10,219,246

(a)	Fund changed fiscal year to December 31.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	117

Segall Bryant & Hamill Funds	Statements of Operations

	Segall Bryant & Hamill Emerging Markets Fund		Segall Bryant & Hamill International Small Cap Fund
	Two Months Ended December 31, 2019 (a)	Year Ended October 31, 2019	Two Months Ended December 31, 2019 (a)	Year Ended October 31, 2019
Investment Income
Dividends	$155,227	$1,208,319	$1,038,683	$10,945,254
Interest	25	102	628	2,773
Foreign taxes withheld	(17,624)	—	(17,973)	—
Total income	137,628	1,208,421	1,021,338	10,948,027

Expenses
Investment advisory fees (Note 5)	52,359	299,209	430,223	2,611,083
Shareholder servicing fees (Note 5)
Retail Class	433	—	8,917	—
Institutional Class	2,178	—	16,135	—
Administrative fees (Note 5)	49,485	253,843	50,108	547,160
Registration and filing fees	966	13,733	4,405	65,470
Audit and tax preparation fees	21,966	18,265	24,409	18,265
Trustee fees and expenses	2,326	7,517	8,698	8,849
Custodian fees	25,117	216,822	23,593	347,357
Transfer agent fees (Note 5)	5,682	39,271	9,506	69,315
Chief compliance officer fees (Note 5)	647	5,666	2,288	5,666
Insurance expense	582	1,495	2,700	2,284
Legal fees	—	16,978	—	18,979
Distribution fees - Class A (Note 5)	624	5,704	13,032	58,173
Shareholder reporting fees	—	7,020	—	15,381
Other	16,256	4,991	15,014	8,185
Total expenses before waivers/reimbursements	178,621	890,514	609,028	3,776,167
Expenses waived/reimbursed by investment adviser	(107,791)	(475,887)	(96,584)	(729,747)
Net expenses	70,830	414,627	512,444	3,046,420
Net Investment Income	66,798	793,794	508,894	7,901,607

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	85,982	(1,226,722)	276,913	(47,860,269)
Foreign currency	(858)	(63,108)	23,526	6,627
	85,124	(1,289,830)	300,439	(47,853,642)
Change in unrealized net appreciation (depreciation) on:
Investments	2,315,927	3,867,189	17,701,160	30,840,224
Translation of assets and liabilities denoted in foreign currencies	(1,544)	937	(4,033)	19,894
	2,314,383	3,868,126	17,697,127	30,860,118
Net realized and unrealized gains (losses)	2,399,507	2,578,296	17,997,566	(16,993,524)
Net increase from payments by affiliates (b)	—	—	—	132,086
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,466,305	$3,372,090	$18,506,460	$(8,959,831)

(a)	Fund changed fiscal year to December 31. Retail Class shares were formerly Class A.

(b)	The former custodian to the Fund, which was an affiliate of the Fund prior to December 9, 2019, reimbursed the Fund $132,086 for losses incurred from corporate action processing.

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2019

	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Workplace Equality Fund (a)	Segall Bryant & Hamill Short Term Plus Fund
Investment Income
Dividends	$519,425	$1,499,398	$415,505	$877
Interest	17,562	5,188	5,578	109,599
Foreign taxes withheld	(55,312)	(97,544)	—	—
Total income	481,675	1,407,042	421,083	110,476

Expenses
Investment advisory fees (Note 5)	402,718	308,939	96,847	9,399
Shareholder servicing fees (Note 5)
Retail Class	48,659	66,424	13,531	316
Institutional Class	4,753	1,279	4,565	1,565
Administrative fees (Note 5)	35,744	40,054	14,842	1,591
Registration and filing fees	38,642	39,412	35,875	5,193
Audit and tax preparation fees	25,281	22,065	21,088	19,550
Trustee fees and expenses	6,317	9,200	3,153	860
Custodian fees	38,714	14,241	4,041	4,618
Transfer agent fees (Note 5)	21,929	24,980	18,895	18,343
Independent pricing service fees	15,103	6,046	1,312	16,193
Chief compliance officer fees (Note 5)	2,579	3,374	1,044	276
Insurance expense	4,051	3,446	669	38
Legal fees	2,921	3,369	938	226
Offering costs (Note 2)	—	—	—	47,945
Other	29,134	34,122	8,189	14,181
Total expenses before waivers/reimbursements	676,545	576,951	224,989	140,294
Expenses waived/reimbursed by investment adviser	(196,865)	(156,329)	(100,952)	(124,915)
Net expenses	479,680	420,622	124,037	15,379
Net Investment Income	1,995	986,420	297,046	95,097

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	3,409,161	4,314,880	800,966	3,200
Foreign currency	2,996	28,208	—	—
Forward foreign currency contracts	(167,471)	—	—	—
	3,244,686	4,343,088	800,966	3,200
Change in unrealized net appreciation (depreciation) on:
Investments	12,058,121	5,318,651	1,832,358	21,459
Forward foreign currency contracts	(302,027)	—	—	—
Translation of assets and liabilities denoted in foreign currencies	5,721	1,876	—	—
	11,761,815	5,320,527	1,832,358	21,459
Net realized and unrealized gains	15,006,501	9,663,615	2,633,324	24,659
Net Increase in Net Assets Resulting From Operations	$15,008,496	$10,650,035	$2,930,370	$119,756

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	119

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2019

	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Investment Income
Dividends	$96,494	$6,473	$16,142	$86,690
Interest	40,340,271	3,351,313	2,240,802	9,412,679
Total income	40,436,765	3,357,786	2,256,944	9,499,369

Expenses
Investment advisory fees (Note 5)	3,960,379	264,468	266,175	1,288,081
Shareholder servicing fees (Note 5)
Retail Class	1,648,069	83,641	23,884	317,150
Institutional Class	217,980	11,098	27,197	103,172
Administrative fees (Note 5)	870,412	47,717	48,697	222,804
Registration and filing fees	70,148	38,885	37,635	19,724
Audit and tax preparation fees	46,660	26,811	25,714	28,948
Trustee fees and expenses	213,503	11,228	13,674	64,824
Custodian fees	109,146	7,796	13,927	23,293
Transfer agent fees (Note 5)	26,715	19,183	19,063	19,963
Independent pricing service fees	43,711	16,587	26,209	52,723
Chief compliance officer fees (Note 5)	80,029	4,190	4,760	23,045
Insurance expense	82,546	4,023	3,033	19,906
Legal fees	82,736	4,177	4,479	22,317
Other	77,503	11,241	8,176	21,286
Total expenses before waivers/reimbursements	7,529,537	551,045	522,623	2,227,236
Expenses waived/reimbursed by investment adviser	(1,874,877)	(77,788)	(173,773)	(381,882)
Net expenses	5,654,660	473,257	348,850	1,845,354
Net Investment Income	34,782,105	2,884,529	1,908,094	7,654,015

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	13,798,359	(188,132)	910,342	312,276

Change in unrealized net appreciation (depreciation) on:
Investments	47,643,207	4,050,465	1,585,921	12,319,333

Net realized and unrealized gains	61,441,566	3,862,333	2,496,263	12,631,609
Net Increase in Net Assets Resulting From Operations	$96,223,671	$6,746,862	$4,404,357	$20,285,624

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Micro Cap Fund		Segall Bryant & Hamill Small Cap Value Fund			Segall Bryant & Hamill Small Cap Value Dividend Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Six Months Ended December 31, 2019 (a)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$27,730	$22,428	$1,045,592	$1,018,187	$344,352	$1,874,628	$1,526,420
Net realized gains	149,796	1,945,528	5,344,262	9,587,704	6,872,725	2,034,474	12,728,227
Change in unrealized net appreciation (depreciation)	362,066	(2,733,106)	4,890,275	(3,896,259)	4,769,377	8,985,157	(28,275,038)
Net increase (decrease) in net assets resulting from operations	539,592	(765,150)	11,280,129	6,709,632	11,986,454	12,894,259	(14,020,391)

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	—	(1,828,135)	—	—	—	(640,272)	(2,812,576)
Institutional	—	—	(9,405,422)	(11,088,064)	(5,387,647)	(2,192,395)	(9,165,527)
Decrease in net assets from distributions to shareholders	—	(1,828,135)	(9,405,422)	(11,088,064)	(5,387,647)	(2,832,667)	(11,978,103)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	162,178	3,215,968	10,012	—	—	4,118,879	4,258,130
Institutional	N/A	N/A	30,497,407	51,525,598	40,482,555	16,898,343	31,916,623
Shares issued in reinvestment of distributions
Retail	—	1,826,689	—	—	—	557,368	2,406,305
Institutional	N/A	N/A	8,787,784	9,987,881	4,947,595	2,178,644	8,959,763
Cost of shares redeemed
Retail	(1,749,847)	(12,400,188)	(12)	—	—	(6,005,061)	(45,833,509)
Institutional	N/A	N/A	(12,461,155)	(22,778,087)	(8,265,405)	(27,590,208)	(64,907,830)
Net increase (decrease) resulting from beneficial interest transactions	(1,587,669)	(7,357,531)	26,834,036	38,735,392	37,164,745	(9,842,035)	(63,200,518)
Total net increase (decrease) in net assets	(1,048,077)	(9,950,816)	28,708,743	34,356,960	43,763,552	219,557	(89,199,012)

Net Assets
Beginning of period	3,850,140	13,800,956	141,192,484	106,835,524	63,071,972	87,993,029	177,192,041
End of period	$2,802,063	$3,850,140	$169,901,227	$141,192,484	$106,835,524	$88,212,586	$87,993,029

(a)	Fund changed fiscal year to December 31.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	121

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Small Cap Growth Fund		Segall Bryant & Hamill Small Cap Core Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2019 (a)	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income (loss)	$(290,795)	$(43,638)	—	$1,195,526	$827,107
Net realized gains	4,436,310	847,568	—	2,335,597	3,467,701
Change in unrealized net appreciation (depreciation)	13,594,733	3,108,914	—	13,386,794	(14,307,230)
Net increase (decrease) in net assets resulting from operations	17,740,248	3,912,844	—	16,917,917	(10,012,422)

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	—	(369,324)	—	(1,240,402)	(2,129,477)
Institutional	—	(595,181)	—	(943,524)	(2,970,538)
Return of capital
Retail	—	(16,995)	—	—	—
Institutional	—	(27,387)	—	—	—
Decrease in net assets from distributions to shareholders	—	(1,008,887)	—	(2,183,926)	(5,100,015)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	2,215,402	1,572,333	77,510	3,563,856	6,243,910
Institutional	6,491,755	3,361,951	—	4,887,000	11,075,944
Shares issued in reinvestment of distributions
Retail	—	385,290	—	1,218,858	2,117,645
Institutional	—	505,060	—	929,493	2,937,366
Cost of shares redeemed
Retail	(1,483,044)	(846,413)	—	(16,265,678)	(21,598,636)
Institutional	(14,438,825)	(6,581,574)	—	(16,005,995)	(10,083,455)
Shares issued in connection with Fund Reorganization
Retail	—	—	—	—	21,139,110
Institutional	—	57,629,399	37,936,217	—	1,554,178
Net increase (decrease) resulting from beneficial interest transactions	(7,214,712)	56,026,046	38,013,727	(21,672,466)	13,386,062
Total net increase (decrease) in net assets	10,525,536	58,930,003	38,013,727	(6,938,475)	(1,726,375)

Net Assets
Beginning of period	64,651,588	5,721,585	—	82,185,883	83,912,258
End of period	$75,177,124	$64,651,588	$38,013,727	$75,247,408	$82,185,883

(a)	Represents the period of December 31, 2019 (commencement of operations).

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill All Cap Fund			Segall Bryant & Hamill Emerging Markets Fund			Segall Bryant & Hamill International Small Cap Fund
	Six Months Ended December 31, 2019 (a)	Year Ended June 30, 2019	Year Ended June 30, 2018	Two Months Ended December 31, 2019 (a)	Year Ended October 31, 2019	Year Ended October 31, 2018	Two Months Ended December 31, 2019 (a)	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income (loss)	$40,694	$61,914	$(47,915)	$66,798	$793,794	$812,439	$508,894	$7,901,607	$8,457,121
Net realized gains (losses)	415,638	1,807,339	1,563,331	85,124	(1,289,830)	172,728	300,439	(47,853,642)	(7,502,249)
Change in unrealized net appreciation (depreciation)	8,327,544	8,349,993	5,740,811	2,314,383	3,868,126	(6,786,605)	17,697,127	30,860,118	(66,862,980)
Net increase from payments by affiliates (b)	—	—	—	—	—	—	—	132,086	—
Net increase (decrease) in net assets resulting from operations	8,783,876	10,219,246	7,256,227	2,466,305	3,372,090	(5,801,438)	18,506,460	(8,959,831)	(65,908,108)

Distributions to Shareholders (Note 4)
From distributable earnings
Retail*	—	—	—	(57,519)	(59,175)	(144,172)	(2,140,773)	(481,336)	(1,286,490)
Institutional**	(384,075)	(3,099,152)	(406,281)	(811,648)	(962,729)	(1,573,006)	(10,240,438)	(8,187,235)	(16,690,868)
Return of Capital
Retail*	—	—	—	(2,252)	—	—	(32,805)	—	—
Institutional**	—	—	—	(31,772)	—	—	(156,924)	—	—
Decrease in net assets from distributions to shareholders	(384,075)	(3,099,152)	(406,281)	(903,191)	(1,021,904)	(1,717,178)	(12,570,940)	(8,668,571)	(17,977,358)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail*	10,017	—	—	121,013	206,519	379,788	70,129	28,732,330	4,710,789
Institutional**	13,705,221	25,736,271	16,594,999	136,806	617,275	4,972,314	1,213,123	70,426,786	192,194,524
Shares issued in reinvestment of distributions
Retail*	—	—	—	57,404	56,616	138,846	1,953,998	365,763	991,942
Institutional**	381,427	3,082,555	404,723	409,027	466,826	704,841	8,547,476	5,493,905	14,728,849
Cost of shares redeemed
Retail*	(17)	—	—	(18,028)	(65,035)	(1,078,667)	(235,151)	(3,548,989)	(1,954,171)
Institutional**	(6,173,919)	(11,151,548)	(7,681,799)	(103,576)	(2,403,162)	(855,119)	(11,183,613)	(178,243,315)	(75,720,895)
Net increase (decrease) resulting from beneficial interest transactions	7,922,729	17,667,278	9,317,923	602,646	(1,120,961)	4,262,003	365,962	(76,773,520)	134,951,038
Total net increase (decrease) in net assets	16,322,530	24,787,372	16,167,869	2,165,760	1,229,225	(3,256,613)	6,301,482	(94,401,922)	51,065,572

Net Assets
Beginning of period	104,418,051	79,630,679	63,462,810	33,232,777	32,003,552	35,260,165	280,631,668	375,033,590	323,968,018
End of period	$120,740,581	$104,418,051	$79,630,679	$35,398,537	$33,232,777	$32,003,552	$286,933,150	$280,631,668	$375,033,590

*	Formerly Class A.
**	Formerly Class I.
(a)	Fund changed fiscal year to December 31.
(b)	The former custodian to the Fund reimbursed the Fund, which was an affiliate of the Fund prior to December 9, 2019, $132,086 for losses incurred from corporate action processing.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	123

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Fundamental International Small Cap Fund		Segall Bryant & Hamill Global Large Cap Fund		Segall Bryant & Hamill Workplace Equality Fund (a)
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Period Ended December 31, 2018
Operations
Net investment income (loss)	$1,995	$(87,818)	$986,420	$989,055	$297,046	$174,557
Net realized gains (losses)	3,244,686	9,215,433	4,343,088	(128,996)	800,966	420,389
Change in unrealized net appreciation (depreciation)	11,761,815	(25,399,427)	5,320,527	(5,468,798)	1,832,358	(693,540)
Net increase (decrease) in net assets resulting from operations	15,008,496	(16,271,812)	10,650,035	(4,608,739)	2,930,370	(98,594)

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	—	(5,287,087)	(3,783,515)	(2,790,578)	(593,080)	(751,391)
Institutional	—	(3,489,183)	(219,787)	(227,480)	(469,937)	(24,487)
Decrease in net assets from distributions to shareholders	—	(8,776,270)	(4,003,302)	(3,018,058)	(1,063,017)	(775,878)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	4,086,463	5,166,314	778,940	1,929,280	676,961	380,277
Institutional	3,342,307	7,865,690	638,239	1,827,674	7,995,471	196,503
Shares issued in reinvestment of distributions
Retail	—	5,182,940	3,516,512	2,571,873	588,083	738,744
Institutional	—	3,488,617	185,180	193,380	460,651	24,487
Cost of shares redeemed
Retail	(13,127,851)	(17,198,882)	(6,129,642)	(6,505,438)	(1,118,877)	(2,172,872)
Institutional	(20,235,840)	(10,616,497)	(1,006,708)	(3,955,775)	(715,048)	(39,646)
Net increase (decrease) resulting from beneficial interest transactions	(25,934,921)	(6,111,818)	(2,017,479)	(3,939,006)	7,887,241	(872,507)
Total net increase (decrease) in net assets	(10,926,425)	(31,159,900)	4,629,254	(11,565,803)	9,754,594	(1,746,979)

Net Assets
Beginning of period	48,471,218	79,631,118	44,476,124	56,041,927	8,429,639	10,176,618
End of period	$37,544,793	$48,471,218	$49,105,378	$44,476,124	$18,184,233	$8,429,639

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Short Term Plus Fund		Segall Bryant & Hamill Plus Bond Fund		Segall Bryant & Hamill Quality High Yield Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018 (a)	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$95,097	$1,216	$34,782,105	$40,317,119	$2,884,529	$3,155,526
Net realized gains (losses)	3,200	—	13,798,359	(2,823,205)	(188,132)	(506,912)
Change in unrealized net appreciation (depreciation)	21,459	1,203	47,643,207	(39,375,688)	4,050,465	(3,963,939)
Net increase (decrease) in net assets resulting from operations	119,756	2,419	96,223,671	(1,881,774)	6,746,862	(1,315,325)

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	(11,175)	—	(28,529,912)	(33,968,897)	(2,024,965)	(2,279,856)
Institutional	(89,261)	—	(16,009,661)	(10,492,475)	(885,526)	(872,468)
Decrease in net assets from distributions to shareholders	(100,436)	—	(44,539,573)	(44,461,372)	(2,910,491)	(3,152,324)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	906,311	200,000	149,701,038	174,587,545	3,209,457	4,639,276
Institutional	5,645,172	1,000,000	158,018,092	157,164,667	9,709,569	6,888,374
Shares issued in reinvestment of distributions
Retail	11,175	—	28,269,316	33,640,956	1,950,072	2,187,720
Institutional	88,195	—	14,809,802	10,177,888	872,830	870,379
Cost of shares redeemed
Retail	(204,883)	—	(531,746,876)	(312,843,081)	(11,303,216)	(18,908,555)
Institutional	(473,330)	—	(68,196,470)	(80,055,849)	(2,909,872)	(14,422,856)
Net increase (decrease) resulting from beneficial interest transactions	5,972,640	1,200,000	(249,145,098)	(17,327,874)	1,528,840	(18,745,662)
Total net increase (decrease) in net assets	5,991,960	1,202,419	(197,461,000)	(63,671,020)	5,365,211	(23,213,311)

Net Assets
Beginning of period	1,202,419	—	1,223,076,300	1,286,747,320	56,007,107	79,220,418
End of period	$7,194,379	$1,202,419	$1,025,615,300	$1,223,076,300	$61,372,318	$56,007,107

(a)	Commenced operations on December 17, 2018.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	125

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Municipal Opportunities Fund		Segall Bryant & Hamill Colorado Tax Free Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$1,908,094	$1,209,066	$7,654,015	$8,724,051
Net realized gains (losses)	910,342	(264,302)	312,276	(1,172,294)
Change in unrealized net appreciation (depreciation)	1,585,921	(365,537)	12,319,333	(5,708,209)
Net increase in net assets resulting from operations	4,404,357	579,227	20,285,624	1,843,548

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	(428,703)	(148,140)	(4,687,591)	(5,804,472)
Institutional	(2,405,077)	(1,112,925)	(5,235,062)	(2,912,028)
Decrease in net assets from distributions to shareholders	(2,833,780)	(1,261,065)	(9,922,653)	(8,716,500)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	7,708,865	5,607,880	57,466,427	42,694,554
Institutional	36,523,569	25,267,395	129,804,831	47,249,161
Shares issued in reinvestment of distributions
Retail	428,703	148,140	4,418,333	5,265,574
Institutional	2,295,201	1,038,774	4,606,435	2,621,671
Cost of shares redeemed
Retail	(3,385,177)	(1,983,373)	(81,763,303)	(60,511,225)
Institutional	(12,994,139)	(11,867,832)	(20,779,494)	(30,501,083)
Net increase resulting from beneficial interest transactions	30,577,022	18,210,984	93,753,229	6,818,652
Total net increase (decrease) in net assets	32,147,599	17,529,146	104,116,200	(54,300)

Net Assets
Beginning of year	41,609,096	24,079,950	272,634,905	272,689,205
End of year	$73,756,695	$41,609,096	$376,751,105	$272,634,905

See Notes to Financial Statements.

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Segall Bryant & Hamill Micro Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$9.38		$17.24	$18.94	$15.74	$17.96
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08		0.04	(0.01)	0.05	(0.01)
Net realized and unrealized gains (losses) on investments	1.47		(2.06)	1.11	3.80	(0.88)
Total from investment operations	1.55		(2.02)	1.10	3.85	(0.89)

Less dividends and distributions:
Dividends from net investment income	—		(0.07)	—	(0.06)	—
Distributions from net realized gains	—		(5.77)	(2.80)	(0.59)	(1.33)
Total distributions	—		(5.84)	(2.80)	(0.65)	(1.33)

Paid-in capital from redemption fees	—		—	—	0.00 (c)	0.00 (c)
Net asset value, end of year	$10.93		$9.38	$17.24	$18.94	$15.74

Total Return	16.52%		(13.06)%	5.70%	24.49%	(4.92)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$2,802		$3,850	$13,801	$13,311	$20,786

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.16	%(d)	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	4.18%		2.15%	1.93%	2.09%	1.66%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.80%		0.22%	(0.03)%	0.33%	0.06%
Without fee waivers/reimbursements	(2.22)%		(0.63)%	(0.66)%	(0.46)%	(0.42)%
Portfolio turnover rate	112%		87%	79%	43%	105%

(a)	Prior to April 30, 2018 known as the Westcore Micro-Cap Opportunity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Contractual expense limitation changed from 1.30% to 1.05% effective May 1, 2019.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	127

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Period Presented

Retail	Period Ended December 31, 2019(a)
Net asset value, beginning of period	$12.34
Income (loss) from investment operations:
Net investment income(b)	0.01
Net realized and unrealized gains on investments	0.36
Total from investment operations	0.37

Net asset value, end of period	$12.71

Total Return	3.00	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.06	%(d)
Without fee waivers/reimbursements	1.06	%(d)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.37	%(d)
Without fee waivers/reimbursements	1.37	%(d)
Portfolio turnover rate	28	%(c)(e)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.

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Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended December 31, 2019(a)		Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value, beginning of period	$12.59		$13.18	$12.17		$10.33		$11.45	$11.39
Income (loss) from investment operations:
Net investment income(b)	0.09		0.10	0.05		0.01		0.03	0.02
Net realized and unrealized gains (losses) on investments	0.80		0.42	1.81		1.86		(0.58)	0.53
Total from investment operations	0.89		0.52	1.86		1.87		(0.55)	0.55

Less dividends and distributions:
Dividends from net investment income	(0.11)		(0.08)	(0.02)		(0.01)		(0.02)	(0.01)
Distributions from net realized gains	(0.66)		(1.03)	(0.83)		(0.02)		(0.55)	(0.48)
Total distributions	(0.77)		(1.11)	(0.85)		(0.03)		(0.57)	(0.49)

Paid-in capital from redemption fees	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$12.71		$12.59	$13.18		$12.17		$10.33	$11.45

Total Return	7.30	%(d)	5.33%	15.63%		18.07%		(4.68)%	5.21%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$169,891		$141,192	$106,836		$63,072		$43,105	$30,660

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	%(e)	0.99%	1.01	%(f)	1.15	%(g)	1.20%	1.20%
Without fee waivers/reimbursements	1.14	%(e)	1.14%	1.25%		1.39%		1.68%	1.84%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.38	%(e)	0.81%	0.42%		0.09%		0.28%	0.16%
Without fee waivers/reimbursements	1.23	%(e)	0.66%	0.18%		(0.15)%		(0.20)%	(0.48)%
Portfolio turnover rate	28	%(d)	68%	59%		70%		57%	51%

(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.08% to 0.99% effective November 1, 2017.
(g)	Contractual expense limitation changed from 1.20% to 1.08% effective February 1, 2017.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	129

Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$8.06		$10.68	$12.52	$10.52	$13.45
Income (loss) from investment operations:
Net investment income(b)	0.16		0.11	0.10	0.11	0.13
Net realized and unrealized gains (losses) on investments	1.06		(1.52)	(0.35)	3.02	(1.22)
Total from investment operations	1.22		(1.41)	(0.25)	3.13	(1.08)

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.17)	(0.14)	(0.18)	(0.10)
Distributions from net realized gains	(0.12)		(1.04)	(1.45)	(0.95)	(1.75)
Total distributions	(0.29)		(1.21)	(1.59)	(1.13)	(1.85)

Net asset value, end of year	$8.99		$8.06	$10.68	$12.52	$10.52

Total Return	15.10%		(13.76)%	(1.84)%	29.72%	(8.13)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$19,821		$18,940	$63,507	$86,518	$79,038

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.19	%(c)	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	1.33%		1.49%	1.46%	1.45%	1.39%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.75%		0.99%	0.87%	0.99%	0.99%
Without fee waivers/reimbursements	1.61%		0.80%	0.71%	0.84%	0.90%
Portfolio turnover rate	85%		83%	99%	96%	74%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Contractual expense limitation changed from 1.30% to 1.14% effective May 1, 2019.

See Notes to Financial Statements.

130	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$8.13		$10.70	$12.53	$10.53	$13.47
Income (loss) from investment operations:
Net investment income(b)	0.17		0.13	0.13	0.14	0.15
Net realized and unrealized gains (losses) on investments	1.07		(1.52)	(0.36)	3.02	(1.21)
Total from investment operations	1.24		(1.39)	(0.23)	3.16	(1.06)

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.14)	(0.15)	(0.21)	(0.13)
Distributions from net realized gains	(0.12)		(1.04)	(1.45)	(0.95)	(1.75)
Total distributions	(0.30)		(1.18)	(1.60)	(1.16)	(1.88)

Net asset value, end of year	$9.07		$8.13	$10.70	$12.53	$10.53

Total Return	15.26%		(13.55)%	(1.67)%	29.98%	(7.98)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$68,392		$69,053	$113,685	$130,098	$105,418

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.04	%(c)	1.13%	1.12%	1.08%	1.13%
Without fee waivers/reimbursements	1.17%		1.29%	1.26%	1.24%	1.22%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.90%		1.21%	1.08%	1.24%	1.15%
Without fee waivers/reimbursements	1.77%		1.05%	0.94%	1.08%	1.06%
Portfolio turnover rate	85%		83%	99%	96%	74%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	The contractual expense limitation is 0.99% effective May 1, 2019 (Note 5).

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	131

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019	Year Ended December 31, 2018(a)		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$10.15	$12.72		$10.89		$10.01	$10.52
Income (loss) from investment operations:
Net investment loss(b)	(0.06)	(0.11)		(0.10)		(0.09)	(0.11)
Net realized and unrealized gains (losses) on investments	2.95	0.63		2.93		0.97	(0.39)
Total from investment operations	2.89	0.52		2.83		0.88	(0.50)

Less dividends and distributions:
Distributions from net realized gains	—	(2.95)		(1.00)		—	(0.01)
Return of capital	—	(0.14)		—		—	—
Total distributions	—	(3.09)		(1.00)		—	(0.01)

Net asset value, end of year	$13.04	$10.15		$12.72		$10.89	$10.01

Total Return	28.47%	3.19%		25.98%		8.79%	(4.77)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$2,836	$1,570		$930		$744	$499

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.12%	1.24	%(c)	1.26	%(d)	1.30%	1.30%
Without fee waivers/reimbursements	1.12%	3.09%		2.88%		5.93%	4.96	%(e)
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.51)%	(0.76)%		(0.80)%		(0.87)%	(1.03)%
Without fee waivers/reimbursements	(0.51)%	(2.61)%		(2.42)%		(5.50)%	(4.69)%
Portfolio turnover rate	28%	83%		51%		81%	69%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Calculated using the average shares method.
(c)	Contractual expense limitation changed from 1.24% to 1.14% effective December 20, 2018.
(d)	Contractual expense limitation changed from 1.30% to 1.24% effective April 30, 2017.
(e)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.

See Notes to Financial Statements.

132	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of year	$10.36	$12.88	$11.01	$10.09		$10.56
Income (loss) from investment operations:
Net investment loss(b)	(0.05)	(0.08)	(0.09)	(0.06)		(0.07)
Net realized and unrealized gains (losses) on investments	3.02	0.65	2.96	0.98		(0.39)
Total from investment operations	2.97	0.57	2.87	0.92		(0.46)

Less dividends and distributions:
Distributions from net realized gains	—	(2.95)	(1.00)	—		(0.01)
Return of capital	—	(0.14)	—	—		—
Total distributions	—	(3.09)	(1.00)	—		(0.01)

Paid-in capital from redemption fees	—	—	—	0.00	(c)	—
Net asset value, end of year	$13.33	$10.36	$12.88	$11.01		$10.09

Total Return	28.67%	3.56%	26.05%	9.12%		(4.37)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$72,341	$63,082	$4,791	$3,519		$6,011

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.98%	0.99%	1.20%	1.05	%(d)	0.88	%(d)
Without fee waivers/reimbursements	0.98%	2.26%	2.74%	2.63%		2.21	%(e)
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.38)%	(0.63)%	(0.74)%	(0.65)%		(0.61)%
Without fee waivers/reimbursements	(0.38)%	(1.90)%	(2.28)%	(2.22)%		(1.94)%
Portfolio turnover rate	28%	83%	51%	81%		69%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Net expense ratio is significantly less than expected rate in prospectus, effective for that period, of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.

(e)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	133

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$21.28		$26.87	$27.46		$23.47	$26.87
Income (loss) from investment operations:
Net investment income(b)	0.34		0.25	0.25		0.24	0.26
Net realized and unrealized gains (losses) on investments	4.35		(3.95)	1.38		5.11	(0.68)
Total from investment operations	4.69		(3.70)	1.63		5.35	(0.42)

Less dividends and distributions:
Dividends from net investment income	(0.41)		(0.29)	(0.36)		(0.41)	(0.23)
Distributions from net realized gains	(0.34)		(1.60)	(1.86)		(0.95)	(2.75)
Total distributions	(0.75)		(1.89)	(2.22)		(1.36)	(2.98)
Net asset value, end of year	$25.22		$21.28	$26.87		$27.46	$23.47

Total Return	22.04%		(14.12)%	6.02%		22.76%	(1.50)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$42,954		$46,149	$44,442		$44,021	$51,742

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.03	%(c)	1.15%	1.17	%(d)	1.25%	1.20%
Without fee waivers/reimbursements	1.08%		1.15%	1.18%		1.28%	1.20%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.39%		0.96%	0.89%		0.97%	0.96%
Without fee waivers/reimbursements	1.34%		0.96%	0.88%		0.94%	0.96%
Portfolio turnover rate	74%		125%	94%		78%	62%

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Contractual expense limitation changed from 1.15% to 0.99% effective May 1, 2019.
(d)	Contractual expense limitation changed from 1.25% to 1.15% effective April 30, 2017.

See Notes to Financial Statements.

134	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Period Ended December 31, 2016(b)
Net asset value, beginning of period	$21.67		$27.30	$27.81	$24.89
Income (loss) from investment operations:
Net investment income(c)	0.38		0.30	0.30	0.31
Net realized and unrealized gains (losses) on investments	4.43		(4.02)	1.41	3.67
Total from investment operations	4.81		(3.72)	1.71	3.98

Less dividends and distributions:
Dividends from net investment income	(0.43)		(0.31)	0.36	(0.11)
Distributions from net realized gains	(0.34)		(1.60)	1.86	(0.95)
Total distributions	(0.77)		(1.91)	(2.22)	(1.06)
Net asset value, end of period	$25.71		$21.67	$27.30	$27.81

Total Return	22.22%		(13.97)%	6.23%	15.96	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$32,293		$36,037	$39,470	$36,355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.88	%(e)	0.96%	0.98%	1.00	%(f)
Without fee waivers/reimbursements	0.98%		0.96%	1.00%	1.15	%(f)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.51%		1.13%	1.08%	1.67	%(f)
Without fee waivers/reimbursements	1.41%		1.13%	1.06%	1.52	%(f)
Portfolio turnover rate	74%		125%	94%	78	%(g)

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	The contractual expense limitation is 0.84% effective May 1, 2019 (Note 5).
(f)	Annualized.
(g)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	135

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Period Presented

Retail	Period Ended December 31, 2019(a)
Net asset value, beginning of period	$16.49
Income (loss) from investment operations:
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized gains on investments	0.51
Total from investment operations	0.51

Net asset value, end of period	$17.00

Total Return	3.09	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.98	%(e)
Without fee waivers/reimbursements	1.00	%(e)
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.15	)%(e)
Without fee waivers/reimbursements	(0.17	)%(e)
Portfolio turnover rate	16	%(d)(f)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.

136	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended December 31, 2019(a)		Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value, beginning of period	$15.80		$14.76	$13.37		$11.82		$12.25	$11.44
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01		0.01	(0.01)		0.00	(c)	0.00 (c)	(0.01)
Net realized and unrealized gains on investments	1.25		1.57	1.48		1.55		0.00 (c)	0.94
Total from investment operations	1.26		1.58	1.47		1.55		0.00 (c)	0.93

Less dividends and distributions:
Dividends from net investment income	(0.01)		—	—		(0.00	)(c)	—	—
Distributions from net realized gains	(0.05)		(0.54)	(0.08)		—		(0.43)	(0.12)
Total distributions	(0.06)		(0.54)	(0.08)		(0.00	)(c)	(0.43)	(0.12)

Paid-in capital from redemption fees	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$17.00		$15.80	$14.76		$13.37		$11.82	$12.25

Total Return	7.95	%(d)	11.47%	11.01%		13.14%		0.07%	8.28%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$120,730		$104,418	$79,631		$63,463		$42,216	$18,468

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.96	%(e)(f)	0.98%	1.02	%(g)	1.10%		1.10%	1.10%
Without fee waivers/reimbursements	1.12	%(e)	1.14%	1.22%		1.40%		1.69%	2.12%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.07	%(e)	0.07%	(0.07)%		(0.02)%		0.00%	(0.07)%
Without fee waivers/reimbursements	(0.09	)%(e)	(0.09)%	(0.27)%		(0.32)%		(0.59)%	(1.09)%
Portfolio turnover rate	16	%(d)	38%	37%		38%		33%	46%

(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 0.98% to 0.84% effective December 9, 2019.
(g)	Contractual expense limitation changed from 1.10% to 0.98% effective November 1, 2017.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	137

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail*	Two Months Ended December 31, 2019(a)		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$8.27		$7.70	$9.49	$7.60	$6.91	$8.43
Income (loss) from investment operations:
Net investment income(b)	0.01		0.17	0.18	0.13	0.14	0.12
Net realized and unrealized gains (losses) on investments	0.60		0.62	(1.53)	1.90	0.58	(1.50)
Total from investment operations	0.61		0.79	(1.35)	2.03	0.72	(1.38)

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.18)	(0.13)	(0.14)	(0.03)	(0.14)
Distributions from net realized gains	—		(0.04)	(0.31)	—	—	—
Return of capital	(0.01)		—	—	—	—	—
Total distributions	(0.21)		(0.22)	(0.44)	(0.14)	(0.03)	(0.14)

Paid-in capital from redemption fees	—		—	0.00 (c)	—	—	—
Net asset value, end of period	$8.67		$8.27	$7.70	$9.49	$7.60	$6.91

Total Return	7.52	%(d)	10.64%	(14.96)%	27.27%	10.42%	(16.47)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,678		$2,397	$2,043	$3,116	$921	$8

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.46	%(e)(f)	1.48%	1.48%	1.48%	1.48%	1.48%
Without fee waivers/reimbursements	3.40	%(e)	2.91%	2.49%	2.87%	5.58%	5.76%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.01	%(e)	2.15%	1.97%	1.54%	2.10%	1.36%
Without fee waivers/reimbursements	(0.93	)%(e)	0.72%	0.96%	0.15%	(2.00)%	(2.92)%
Portfolio turnover rate	23	%(d)	107%	99%	97%	84%	95%

*	Formerly Class A.
(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.48% to 1.38% effective December 9, 2019.

See Notes to Financial Statements.

138	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional*	Two Months Ended December 31, 2019(a)		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$8.31		$7.74	$9.54	$7.63	$6.92	$8.44
Income (loss) from investment operations:
Net investment income(b)	0.02		0.20	0.20	0.15	0.16	0.13
Net realized and unrealized gains (losses) on investments	0.59		0.62	(1.54)	1.91	0.58	(1.49)
Total from investment operations	0.61		0.82	(1.34)	2.06	0.74	(1.36)

Less dividends and distributions:
Dividends from net investment income	(0.22)		(0.21)	(0.15)	(0.15)	(0.03)	(0.16)
Distributions from net realized gains	—		(0.04)	(0.31)	—	—	—
Return of capital	(0.01)		—	—	—	—	—
Total distributions	(0.23)		(0.25)	(0.46)	(0.15)	(0.03)	(0.16)

Paid-in capital from redemption fees	—		—	0.00 (c)	—	0.00 (c)	—
Net asset value, end of period	$8.69		$8.31	$7.74	$9.54	$7.63	$6.92

Total Return	7.51	%(d)	10.97%	(14.81)%	27.68%	10.54%	(16.19)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$32,721		$30,836	$29,961	$32,144	$18,209	$982

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.23	%(e)	1.23%	1.23%	1.23%	1.23%	1.25%
Without fee waivers/reimbursements	3.14	%(e)	2.66%	2.24%	2.62%	5.33%	5.42%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.18	%(e)	2.40%	2.22%	1.79%	2.35%	1.58%
Without fee waivers/reimbursements	(0.73	)%(e)	0.97%	1.21%	0.40%	(1.75)%	(2.59)%
Portfolio turnover rate	23	%(d)	107%	99%	97%	84%	95%

*	Formerly Class I.
(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	139

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail*	Two Months Ended December 31, 2019(a)		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$11.39		$11.73	$14.47	$11.74	$11.36	$11.57
Income (loss) from investment operations:
Net investment income(b)	0.02		0.28	0.26	0.23	0.26	0.21
Net realized and unrealized gains (losses) on investments	0.73		(0.38)	(2.27)	2.69	0.35	0.28
Total from investment operations	0.75		(0.10)	(2.01)	2.92	0.61	0.49

Less dividends and distributions:
Dividends from net investment income	(0.49)		(0.25)	(0.29)	(0.19)	(0.17)	(0.22)
Distributions from net realized gains	—		—	(0.44)	—	(0.06)	(0.48)
Return of capital	(0.01)		—	—	—	—	—
Total distributions	(0.50)		(0.25)	(0.73)	(0.19)	(0.23)	(0.70)

Paid-in capital from redemption fees	—		0.00 (c)	0.00 (c)	—	—	—

Net increase from payment by affiliates	—		0.01 (d)	—	—	—	—

Net asset value, end of period	$11.64		$11.39	$11.73	$14.47	$11.74	$11.36

Total Return	6.73	%(e)	(0.54)%	(14.68)%	25.27%	5.43%	4.47%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$52,668		$49,749	$23,554	$25,240	$12,013	$11,927

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.25	%(f)(g)	1.28%	1.28%	1.28%	1.28%	1.29%
Without fee waivers/reimbursements	1.42	%(f)	1.53%	1.44%	1.47%	2.09%	1.29%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	0.94	%(f)	2.49%	1.92%	1.80%	2.36%	2.11%
Without fee waivers/reimbursements	0.77	%(f)	2.24%	1.76%	1.61%	1.55%	2.11%
Portfolio turnover rate	17	%(e)	121%	111%	101%	94%	130%

*	Formerly Class A.
(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Contractual expense limitation changed from 1.28% to 1.18% effective December 9, 2019.

See Notes to Financial Statements.

140	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional*	Two Months Ended December 31, 2019(a)		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$11.42		$11.77	$14.50	$11.76	$11.36	$11.57
Income (loss) from investment operations:
Net investment income(b)	0.02		0.30	0.29	0.27	0.29	0.27
Net realized and unrealized gains (losses) on investments	0.73		(0.37)	(2.26)	2.68	0.34	0.23
Total from investment operations	0.75		(0.07)	(1.97)	2.95	0.63	0.50

Less dividends and distributions:
Dividends from net investment income	(0.51)		(0.29)	(0.32)	(0.21)	(0.17)	(0.23)
Distributions from net realized gains	—		—	(0.44)	—	(0.06)	(0.48)
Return of capital	(0.01)		—	—	—	—	—
Total distributions	(0.52)		(0.29)	(0.76)	(0.21)	(0.23)	(0.71)

Paid-in capital from redemption fees	—		0.00 (c)	0.00 (c)	0.00 (c)	—	—

Net increase from payment by affiliates	—		0.01 (d)	—	—	—	—

Net asset value, end of period	$11.65		$11.42	$11.77	$14.50	$11.76	$11.36

Total Return	6.69	%(e)	(0.29)%	(14.40)%	25.60%	5.66%	4.61%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$234,265		$230,883	$351,480	$298,728	$71,853	$35,367

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.03	%(f)	1.03%	1.03%	1.03%	1.03%	1.06%
Without fee waivers/reimbursements	1.20	%(f)	1.28%	1.19%	1.22%	1.84%	1.06%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.15	%(f)	2.74%	2.17%	2.05%	2.61%	2.34%
Without fee waivers/reimbursements	0.98	%(f)	2.49%	2.01%	1.86%	1.80%	2.34%
Portfolio turnover rate	17	%(e)	121%	111%	101%	94%	130%

*	Formerly Class I.
(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	141

Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019		Year Ended December 31, 2018(a)		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of year	$12.67		$19.76		$15.08		$15.59		$16.71
Income (loss) from investment operations:
Net investment income (loss)(b)	0.00	(c)	(0.03)		0.05		0.08		0.23
Net realized and unrealized gains (losses) on investments	5.45		(4.40)		5.01		0.15		(0.09)
Total from investment operations	5.45		(4.43)		5.06		0.23		0.14

Less dividends and distributions:
Dividends from net investment income	—		(0.08)		(0.38)		(0.74)		(0.79)
Distributions from net realized gains	—		(2.58)		—		—		(0.47)
Total distributions	—		(2.66)		(0.38)		(0.74)		(1.26)
Net asset value, end of year	$18.12		$12.67		$19.76		$15.08		$15.59

Total Return	43.01%		(22.98)%		33.64%		1.60%		1.05%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$29,098		$28,205		$49,979		$49,746		$100,223

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.32	%(d)(e)	1.44	%(e)	1.44	%(e)	1.46	%(e)	1.50%
Without fee waivers/reimbursements	1.85%		1.78%		1.75%		1.77%		1.62%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.00%		(0.18)%		0.27%		0.51%		1.35%
Without fee waivers/reimbursements	(0.53)%		(0.52)%		(0.04)%		0.20%		1.23%
Portfolio turnover rate	31%		57%		48%		44%		44%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Contractual expense limitation changed from 1.50% to 1.25% effective May 1, 2019.
(e)	For the period April 29, 2016 to April 30, 2019, a voluntary additional expense waiver reduced the ratio of expenses to average net assets from 1.50% to 1.44%.

See Notes to Financial Statements.

142	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Year Ended December 31, 2019		Year Ended December 31, 2018(a)		Year Ended December 31, 2017	Period Ended December 31, 2016(b)
Net asset value, beginning of period	$13.48		$20.83		$15.64	$15.76
Income (loss) from investment operations:
Net investment income (loss)(c)	0.00	(d)	(0.00	)(d)	0.08	0.11
Net realized and unrealized gains (losses) on investments	5.84		(4.66)		5.22	(0.01)
Total from investment operations	5.84		(4.66)		5.30	0.10

Less dividends and distributions:
Dividends from net investment income	—		(0.11)		(0.11)	(0.22)
Distributions from net realized gains	—		(2.58)		—	—
Total distributions	—		(2.69)		(0.11)	(0.22)
Net asset value, end of period	$19.32		$13.48		$20.83	$15.64

Total Return	43.32%		(22.90)%		33.89%	0.66	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,446		$20,266		$29,652	$20,358

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.20	%(f)	1.29%		1.29%	1.19	%(g)
Without fee waivers/reimbursements	1.72%		1.62%		1.59%	1.65	%(g)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.01%		(0.02)%		0.44%	1.06	%(g)
Without fee waivers/reimbursements	(0.50)%		(0.35)%		0.14%	0.60	%(g)
Portfolio turnover rate	31%		57%		48%	44	%(e)(h)

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	The contractual expense limitation is 1.10% effective May 1, 2019 (Note 5).
(g)	Annualized.
(h)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	143

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019	Year Ended December 31, 2018(a)		Year Ended December 31, 2017	Year Ended December 31, 2016(b)	Year Ended December 31, 2015
Net asset value, beginning of year	$9.52	$11.12		$9.79	$9.45	$10.57
Income (loss) from investment operations:
Net investment income(c)	0.23	0.20		0.19	0.17	0.23
Net realized and unrealized gains (losses) on investments	2.16	(1.16)		1.70	0.63	(0.30)
Total from investment operations	2.39	(0.96)		1.89	0.80	(0.07)

Less dividends and distributions:
Dividends from net investment income	(0.25)	(0.19)		(0.18)	(0.18)	(0.23)
Distributions from net realized gains	(0.68)	(0.45)		(0.38)	(0.28)	(0.82)
Total distributions	(0.93)	(0.64)		(0.56)	(0.46)	(1.05)
Net asset value, end of year	$10.98	$9.52		$11.12	$9.79	$9.45

Total Return	25.36%	(8.70)%		19.56%	8.58%	(0.56)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$46,375	$41,887		$50,894	$44,296	$37,613

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%	0.99	%(d)	0.99%	0.99%	0.99%
Without fee waivers/reimbursements	1.22%	1.22%		1.20%	1.22%	1.17%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.14%	1.88%		1.83%	1.79%	2.19%
Without fee waivers/reimbursements	1.81%	1.65%		1.62%	1.56%	2.01%
Portfolio turnover rate	40%	59%		17%	61%	65%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Calculated using the average shares method.
(d)	Contractual expense limitation changed from 0.99% to 0.89% effective December 20, 2018.

See Notes to Financial Statements.

144	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2019	Year Ended December 31, 2018(a)		Year Ended December 31, 2017	Year Ended December 31, 2016(b)	Year Ended December 31, 2015
Net asset value, beginning of year	$9.43	$11.04		$9.71	$9.39	$10.51
Income (loss) from investment operations:
Net investment income(c)	0.24	0.23		0.20	0.20	0.25
Net realized and unrealized gains (losses) on investments	2.14	(1.16)		1.70	0.60	(0.30)
Total from investment operations	2.38	(0.93)		1.90	0.80	(0.05)

Less dividends and distributions:
Dividends from net investment income	(0.27)	(0.23)		(0.19)	(0.20)	(0.25)
Distributions from net realized gains	(0.68)	(0.45)		(0.38)	(0.28)	(0.82)
Total distributions	(0.95)	(0.68)		(0.57)	(0.48)	(1.07)
Net asset value, end of year	$10.86	$9.43		$11.04	$9.71	$9.39

Total Return	25.55%	(8.53)%		19.78%	8.63%	(0.42)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$2,730	$2,589		$5,148	$3,466	$3,391

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.84	%(d)	0.90%	0.81%	0.82%
Without fee waivers/reimbursements	1.12%	1.09%		1.09%	1.21%	1.05%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.32%	2.11%		1.91%	2.01%	2.38%
Without fee waivers/reimbursements	1.94%	1.86%		1.72%	1.61%	2.15%
Portfolio turnover rate	40%	59%		17%	61%	65%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Calculated using the average shares method.
(d)	Contractual expense limitation changed from 0.84% to 0.74% effective December 20, 2018.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	145

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019(a)	Year Ended December 31, 2018(b)	Year Ended December 31, 2017		Year Ended December 31, 2016(c)	Year Ended December 31, 2015
Net asset value, beginning of year	$5.41	$6.01	$6.38		$8.96	$12.72
Income (loss) from investment operations:
Net investment income (loss)(d)	0.12	0.11	0.12		0.01	(0.04)
Net realized and unrealized gains (losses) on investments	1.33	(0.18)	0.93		(0.01)	0.60
Total from investment operations	1.45	(0.07)	1.05		—	0.56

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.21)	(0.21)		—	—
Distributions from net realized gains	(0.30)	(0.32)	(1.21)		(2.58)	(4.32)
Total distributions	(0.41)	(0.53)	(1.42)		(2.58)	(4.32)
Net asset value, end of year	$6.45	$5.41	$6.01		$6.38	$8.96

Total Return	26.85%	(1.36)%	16.73%		(0.38)%	4.43%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$9,846	$8,131	$10,022		$12,061	$24,942

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%	0.89%	0.98	%(e)	1.15%	1.15%
Without fee waivers/reimbursements	1.57%	1.86%	1.76%		1.30%	1.17%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.92%	1.85%	1.82%		0.14%	(0.34)%
Without fee waivers/reimbursements	1.24%	0.88%	1.04%		(0.01)%	(0.36)%
Portfolio turnover rate	41%	43%	0%		112%	96%

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(c)	Prior to April 29, 2016 known as the Westcore Growth Fund.
(d)	Calculated using the average shares method.
(e)	Contractual expense limitation changed from 1.15% to 0.89% effective April 30, 2017.

See Notes to Financial Statements.

146	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2019(a)	Year Ended December 31, 2018(b)	Year Ended December 31, 2017	Year Ended December 31, 2016(c)		Year Ended December 31, 2015
Net asset value, beginning of year	$5.55	$6.12	$6.61	$9.16		$12.88
Income (loss) from investment operations:
Net investment income (loss)(d)	0.14	0.13	0.13	0.03		(0.02)
Net realized and unrealized gains (losses) on investments	1.37	(0.20)	0.97	(0.00	)(e)	0.62
Total from investment operations	1.51	(0.07)	1.10	0.03		0.60

Less dividends and distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.38)	—		—
Distributions from net realized gains	(0.30)	(0.32)	(1.21)	(2.58)		(4.32)
Total distributions	(0.42)	(0.50)	(1.59)	(2.58)		(4.32)
Net asset value, end of year	$6.64	$5.55	$6.12	$6.61		$9.16

Total Return	27.22%	(1.25)%	16.92%	0.01%		4.68%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$8,339	$298	$155	$546		$5,016

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.74%	0.92%	0.91%		0.95%
Without fee waivers/reimbursements	1.41%	1.76%	1.61%	1.49%		1.28%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.11%	2.11%	1.82%	0.37%		(0.15)%
Without fee waivers/reimbursements	1.44%	1.09%	1.13%	(0.21)%		(0.48)%
Portfolio turnover rate	41%	43%	0%	112%		96%

(a)	Prior to April 30, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(c)	Prior to April 29, 2016 known as the Westcore Growth Fund.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	147

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Year Ended December 31, 2019		Period Ended December 31, 2018(a)
Net asset value, beginning of period	$10.02		$10.00
Income from investment operations:
Net investment income(b)	0.25		0.01
Net realized and unrealized gains on investments	0.10		0.01
Total from investment operations	0.35		0.02

Less dividends and distributions:
Dividends from net investment income	(0.26)		—
Distributions from net realized gains	(0.00	)(c)	—
Total distributions	(0.26)		—
Net asset value, end of period	$10.11		$10.02

Total Return	3.57%		0.20	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$915		$200

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.49%		0.49	%(e)
Without fee waivers/reimbursements	4.13%		9.96	%(e)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.50%		2.39	%(e)
Without fee waivers/reimbursements	(1.14)%		(7.08	)%(e)(f)
Portfolio turnover rate	32%		0	%(d)

(a)	Commenced operations on December 17, 2018.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

148	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Year Ended December 31, 2019		Period Ended December 31, 2018(a)
Net asset value, beginning of period	$10.02		$10.00
Income from investment operations:
Net investment income(b)	0.26		0.01
Net realized and unrealized gains on investments	0.09		0.01
Total from investment operations	0.35		0.02

Less dividends and distributions:
Dividends from net investment income	(0.26)		—
Distributions from net realized gains	(0.00	)(c)	—
Total distributions	(0.26)		—
Net asset value, end of period	$10.11		$10.02

Total Return	3.62%		0.20	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$6,279		$1,002

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%		0.40	%(e)
Without fee waivers/reimbursements	3.68%		9.74	%(e)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.53%		2.48	%(e)
Without fee waivers/reimbursements	(0.75)%		(6.86	)%(e)(f)
Portfolio turnover rate	32%		0	%(d)

(a)	Commenced operations on December 17, 2018.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	149

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of year	$10.32	$10.71	$10.59	$10.55		$10.92
Income (loss) from investment operations:
Net investment income(b)	0.33	0.33	0.34	0.33		0.31
Net realized and unrealized gains (losses) on investments	0.57	(0.36)	0.16	0.07		(0.31)
Total from investment operations	0.90	(0.03)	0.50	0.40		—

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.34)	(0.37)	(0.36)		(0.34)
Distributions from net realized gains	(0.07)	(0.02)	(0.01)	(0.00	)(c)	(0.03)
Total distributions	(0.43)	(0.36)	(0.38)	(0.36)		(0.37)
Net asset value, end of year	$10.79	$10.32	$10.71	$10.59		$10.55

Total Return	8.79%	(0.18)%	4.74%	3.82%		0.01%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$598,220	$915,824	$1,056,835	$1,066,591		$1,309,659

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55%	0.55%	0.55%	0.55%		0.55%
Without fee waivers/reimbursements	0.73%	0.76%	0.77%	0.78%		0.70%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.04%	3.17%	3.15%	3.03%		2.87%
Without fee waivers/reimbursements	2.86%	2.96%	2.93%	2.80%		2.72%
Portfolio turnover rate	52%	59%	38%	52%		51%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.

See Notes to Financial Statements.

150	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of year	$10.23	$10.60	$10.48	$10.43		$10.79
Income (loss) from investment operations:
Net investment income(b)	0.34	0.34	0.35	0.34		0.32
Net realized and unrealized gains (losses) on investments	0.56	(0.34)	0.15	0.08		(0.29)
Total from investment operations	0.90	0.00 (c)	0.50	0.42		0.03

Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.35)	(0.37)	(0.37)		(0.36)
Distributions from net realized gains	(0.07)	(0.02)	(0.01)	(0.00	)(c)	(0.03)
Total distributions	(0.44)	(0.37)	(0.38)	(0.37)		(0.39)
Net asset value, end of year	$10.69	$10.23	$10.60	$10.48		$10.43

Total Return	8.90%	0.06%	4.81%	4.01%		0.23%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$427,395	$307,253	$229,912	$121,829		$108,101

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%	0.38%		0.42%
Without fee waivers/reimbursements	0.55%	0.56%	0.56%	0.56%		0.55%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.14%	3.33%	3.29%	3.20%		2.99%
Without fee waivers/reimbursements	2.99%	3.17%	3.13%	3.02%		2.86%
Portfolio turnover rate	52%	59%	38%	52%		51%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	151

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$8.40	$8.99	$8.86	$8.23	$8.80
Income (loss) from investment operations:
Net investment income(b)	0.43	0.40	0.41	0.40	0.42
Net realized and unrealized gains (losses) on investments	0.58	(0.59)	0.13	0.63	(0.55)
Total from investment operations	1.01	(0.19)	0.54	1.03	(0.13)

Less dividends and distributions:
Dividends from net investment income	(0.44)	(0.40)	(0.41)	(0.40)	(0.44)

Paid-in capital from redemption fees	—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of year	$8.97	$8.40	$8.99	$8.86	$8.23

Total Return	12.21%	(2.19)%	6.18%	12.75%	(1.64)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$39,692	$43,045	$58,486	$56,997	$46,725

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.98%	0.99%	0.98%	0.95%	0.98%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	4.86%	4.52%	4.52%	4.63%	4.86%
Without fee waivers/reimbursements	4.73%	4.38%	4.39%	4.53%	4.73%
Portfolio turnover rate	41%	21%	37%	47%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.

See Notes to Financial Statements.

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Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$8.29	$8.88	$8.75	$8.12	$8.68
Income (loss) from investment operations:
Net investment income(b)	0.44	0.40	0.42	0.41	0.43
Net realized and unrealized gains (losses) on investments	0.57	(0.58)	0.13	0.62	(0.55)
Total from investment operations	1.01	(0.18)	0.55	1.03	(0.12)

Less dividends and distributions:
Dividends from net investment income	(0.43)	(0.41)	(0.42)	(0.41)	(0.44)

Paid-in capital from redemption fees	—	—	—	0.01	0.00 (c)
Net asset value, end of year	$8.87	$8.29	$8.88	$8.75	$8.12

Total Return	12.40%	(2.12)%	6.35%	13.10%	(1.51)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$21,680	$12,962	$20,734	$18,488	$11,435

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.70%	0.69%	0.68%	0.63%	0.72%
Without fee waivers/reimbursements	0.83%	0.81%	0.78%	0.84%	1.03%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	4.99%	4.68%	4.67%	4.85%	5.06%
Without fee waivers/reimbursements	4.86%	4.56%	4.57%	4.64%	4.75%
Portfolio turnover rate	41%	21%	37%	47%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	153

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		Period Ended December 31, 2016(b)
Net asset value, beginning of period	$10.38	$10.61	$10.15		$10.00
Income (loss) from investment operations:
Net investment income(c)	0.29	0.35	0.32		0.00	(d)
Net realized and unrealized gains (losses) on investments	0.43	(0.23)	0.53		0.15
Total from investment operations	0.72	0.12	0.85		0.15

Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.34)	(0.31)		—
Distributions from net realized gains	(0.08)	(0.01)	(0.08)		—
Total distributions	(0.43)	(0.35)	(0.39)		—
Net asset value, end of period	$10.67	$10.38	$10.61		$10.15

Total Return	7.00%	1.23%	8.44%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$11,399	$6,405	$2,709		$406

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%		0.65	%(f)
Without fee waivers/reimbursements	0.94%	1.09%	3.09	%(g)	19.11	%(f)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.73%	3.40%	2.99%		1.05	%(f)
Without fee waivers/reimbursements	2.44%	2.96%	0.55	%(g)	(17.41	)%(f)(h)
Portfolio turnover rate	114%	188%	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

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Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		Period Ended December 31, 2016(b)
Net asset value, beginning of period	$10.39	$10.62	$10.15		$10.00
Income (loss) from investment operations:
Net investment income(c)	0.31	0.37	0.34		0.00	(d)
Net realized and unrealized gains (losses) on investments	0.43	(0.23)	0.53		0.15
Total from investment operations	0.74	0.14	0.87		0.15

Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.32)		—
Distributions from net realized gains	(0.08)	(0.01)	(0.08)		—
Total distributions	(0.45)	(0.37)	(0.40)		—
Net asset value, end of period	$10.68	$10.39	$10.62		$10.15

Total Return	7.19%	1.36%	8.68%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$62,358	$35,204	$21,371		$355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.40%		0.61	%(f)
Without fee waivers/reimbursements	0.76%	0.91%	2.29	%(g)	19.48	%(f)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.90%	3.51%	3.24%		1.08	%(f)
Without fee waivers/reimbursements	2.64%	3.10%	1.35	%(g)	(17.79	)%(f)(h)
Portfolio turnover rate	114%	188%	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	155

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$11.30	$11.58	$11.32	$11.66	$11.63
Income (loss) from investment operations:
Net investment income(b)	0.27	0.35	0.32	0.31	0.32
Net realized and unrealized gains (losses) on investments	0.47	(0.28)	0.26	(0.31)	0.02
Total from investment operations	0.74	0.07	0.58	—	0.34

Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.35)	(0.32)	(0.31)	(0.31)
Distributions from net realized gains	—	—	—	(0.03)	—
Total distributions	(0.35)	(0.35)	(0.32)	(0.34)	(0.31)
Net asset value, end of year	$11.69	$11.30	$11.58	$11.32	$11.66

Total Return	6.62%	0.60%	5.21%	(0.07)%	3.02%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$161,755	$176,020	$193,426	$196,237	$192,920

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.77%	0.82%	0.82%	0.84%	0.77%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.29%	3.05%	2.80%	2.62%	2.73%
Without fee waivers/reimbursements	2.17%	2.88%	2.63%	2.43%	2.61%
Portfolio turnover rate	30%	47%	64%	47%	30%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	Calculated using the average shares method.

See Notes to Financial Statements.

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Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Period Ended December 31, 2016(b)
Net asset value, beginning of period	$11.33	$11.61	$11.34	$11.79
Income (loss) from investment operations:
Net investment income(c)	0.28	0.36	0.34	0.22
Net realized and unrealized gains (losses) on investments	0.48	(0.28)	0.26	(0.44)
Total from investment operations	0.76	0.08	0.60	(0.22)

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.36)	(0.33)	(0.20)
Distributions from net realized gains	—	—	—	(0.03)
Total distributions	(0.36)	(0.36)	(0.33)	(0.23)
Net asset value, end of period	$11.73	$11.33	$11.61	$11.34

Total Return	6.80%	0.73%	5.34%	(1.93	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$214,996	$96,615	$79,263	$29,557

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.49	%(e)
Without fee waivers/reimbursements	0.61%	0.63%	0.64%	0.68	%(e)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.41%	3.20%	2.96%	2.81	%(e)
Without fee waivers/reimbursements	2.30%	3.07%	2.82%	2.62	%(e)
Portfolio turnover rate	30%	47%	64%	47	%(d)(f)

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2019 |	157

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

1. ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class shares. All of the Funds also offer Institutional Class shares except Segall Bryant & Hamill Micro Cap Fund. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

On December 9, 2019, the Segall Bryant & Hamill Small Cap Value Fund, the Segall Bryant & Hamill All Cap Fund, the Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill International Small Cap Fund (each a “Successor Fund”) acquired all the assets and liabilities of the Segall Bryant & Hamill Small Cap Value Fund, the Segall Bryant & Hamill All Cap Fund, the Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill International Small Cap Fund, respectively, each a series of the Investment Managers Series Trust (each a “Predecessor Fund”). Shareholders of each Predecessor Fund received an equivalent number of shares of the corresponding Successor Fund. As a result of the reorganization, each Predecessor Fund is the accounting successor and accordingly, the prior performance and financial history of the Predecessor Funds is included in these financial statements. The shares offered by the predecessor Segall Bryant & Hamill Small Cap Value and the Segall Bryant & Hamill All Cap Funds have been designated as Institutional Class shares of the successor Segall Bryant & Hamill Small Cap Value and the Segall Bryant & Hamill All Cap Funds. The Class A and Class I shares offered by the predecessor Segall Bryant & Hamill Emerging Markets and the Segall Bryant & Hamill International Small Cap Funds have been designated as Retail Class and Institutional Class shares, respectively, of the successor Segall Bryant & Hamill Emerging Markets and the Segall Bryant & Hamill International Small Cap Funds. The Segall Bryant & Hamill Small Cap Value Fund and the Segall Bryant & Hamill All Cap Fund changed their fiscal year end to December 31 from June 30 effective with these financial statements. The Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill International Small Cap Fund changed their fiscal year end to December 31 from October 31 effective with these financial statements.

In December 2019, the partners of the Lower Wacker Small Cap Investment Fund, LLC (the “Partnership”) approved the conversion of the Partnership into the Segall Bryant & Hamill Small Cap Core Fund effective December 31, 2019. The Segall Bryant & Hamill Small Cap Core Fund is a successor to the Partnership and has substantially the same investment objectives and strategies as did the Partnership. The net assets contributed resulting from this tax-free transaction was $37,936,217, including unrealized appreciation for tax purposes of $7,968,119. The limited partners of the Partnership were issued shares in the Segall Bryant & Hamill Small Cap Core Fund based on the December 31, 2019 opening net asset value (“NAV”) per share of the Segall Bryant & Hamill Small Cap Core Fund. A total of 3,793,622 shares were issued at a NAV per share of $10.00. Due to the timing of the conversion as of the close of business on December 31, 2019, there are no Statement of Operations and Financial Highlights for the Segall Bryant & Hamill Small Cap Core Fund herein.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes. The following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Cash Equivalents – Each Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight demand deposits with a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. As of December 31, 2019, the cash equivalents balances reflected on the Statements of Assets and Liabilities represent the amounts participating in the BBH CMS.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid price.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Segall Bryant & Hamill Colorado Tax Free Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2019, all Funds were primarily invested in securities traded on U.S. exchanges, except Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund and Segall Bryant & Hamill Global Large Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Country Risk – As of December 31, 2019 the Segall Bryant & Hamill Emerging Markets Fund invested a significant percentage of its assets in China; the Segall Bryant & Hamill International Small Cap Fund invested a significant percentage of its assets in Japan and the United Kingdom; the Segall Bryant & Hamill Fundamental International Small Cap Fund invested a significant percentage of its assets in Japan and Australia; and the Segall Bryant & Hamill Global Large Cap Fund invested a significant percentage of its assets in Switzerland. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

Annual Report | December 31, 2019 |	159

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Offering Costs – The Segall Bryant and Hamill Short Term Plus Fund incurred offering costs which are being amortized over the first twelve months from the commencement date of the Fund, December 17, 2018. Offering costs include fees for preparing and printing initial prospectuses, legal and registration fees. Amounts amortized in the year ended December 31, 2019 are shown on the Fund’s Statement of Operations.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Investments in Real Estate Investment Trusts (REITs) – With respect to each Fund, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2019, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Micro Cap Fund
Retail:
Shares Sold	15,702	180,668
Shares issued in Reinvestment of Distributions	—	187,161
Total	15,702	367,829
Less Shares Redeemed	(169,668)	(758,109)
Net Decrease	(153,966)	(390,280)

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

	For the Six Months Ended December 31, 2019	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Segall Bryant & Hamill Small Cap Value Fund
Retail:
Shares Sold	811	—	—
Shares issued in Reinvestment of Distributions	—	—	—
Total	811	—	—
Less Shares Redeemed	(1)	—	—
Net Increase	810	—	—
Institutional:
Shares Sold	2,436,424	4,049,887	3,181,901
Shares issued in Reinvestment of Distributions	719,131	919,695	395,491
Total	3,155,555	4,969,582	3,577,392
Less Shares Redeemed	(1,005,549)	(1,858,875)	(657,602)
Net Increase	2,150,006	3,110,707	2,919,790

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail:
Shares Sold	458,869	399,542
Shares issued in Reinvestment of Distributions	61,792	284,097
Total	520,661	683,639
Less Shares Redeemed	(665,495)	(4,283,531)
Net Decrease	(144,834)	(3,599,892)
Institutional:
Shares Sold	1,864,634	2,923,518
Shares issued in Reinvestment of Distributions	239,411	1,049,152
Total	2,104,045	3,972,670
Less Shares Redeemed	(3,057,305)	(6,104,415)
Net Decrease	(953,260)	(2,131,745)
Segall Bryant & Hamill Small Cap Growth Fund
Retail:
Shares Sold	182,176	107,855
Shares issued in Reinvestment of Distributions	—	36,555
Total	182,176	144,410
Less Shares Redeemed	(119,393)	(62,942)
Net Increase	62,783	81,468
Institutional:
Shares Sold	520,966	223,489
Shares issued in connection with Fund Reorganization	—	5,912,534
Shares issued in Reinvestment of Distributions	—	46,982
Total	520,966	6,183,005
Less Shares Redeemed	(1,182,407)	(465,984)
Net Increase (Decrease)	(661,441)	5,717,021

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Small Cap Core Fund
Retail:
Shares Sold	7,751	—
Total	7,751	—
Less Shares Redeemed	—	—
Net Increase	7,751	—
Institutional:
Shares issued in connection with Fund Reorganization	3,793,622	—
Total	3,793,622	—
Less Shares Redeemed	—	—
Net Increase	3,793,622	—
Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail:
Shares Sold	149,263	236,220
Shares issued in connection with Fund Reorganization	—	1,010,523
Shares issued in Reinvestment of Distributions	48,541	94,580
Total	197,804	1,341,323
Less Shares Redeemed	(663,537)	(826,451)
Net Increase (Decrease)	(465,733)	514,872
Institutional:
Shares Sold	199,587	409,146
Shares issued in connection with Fund Reorganization	—	72,944
Shares issued in Reinvestment of Distributions	36,308	128,832
Total	235,895	610,922
Less Shares Redeemed	(642,946)	(393,920)
Net Increase (Decrease)	(407,051)	217,002

	For the Six Months Ended December 31, 2019	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Segall Bryant & Hamill All Cap Fund
Retail:
Shares Sold	607	—	—
Shares issued in Reinvestment of Distributions	—	—	—
Total	607	—	—
Less Shares Redeemed	(1)	—	—
Net Increase	606	—	—
Institutional:
Shares Sold	853,915	1,726,878	1,156,316
Shares issued in Reinvestment of Distributions	23,201	237,120	28,028
Total	877,116	1,963,998	1,184,344
Less Shares Redeemed	(383,750)	(751,987)	(534,656)
Net Increase	493,366	1,212,011	649,688

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

	For the Two Months Ended December 31, 2019	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Segall Bryant & Hamill Emerging Markets Fund
Retail (formerly Class A):
Shares Sold	14,198	25,055	38,766
Shares issued in Reinvestment of Distributions	7,131	7,641	15,207
Total	21,329	32,696	53,973
Less Shares Redeemed	(2,191)	(8,195)	(116,910)
Net Increase (Decrease)	19,138	24,501	(62,937)
Institutional (formerly Class I):
Shares Sold	16,247	74,567	520,268
Shares issued in Reinvestment of Distributions	50,685	62,830	76,948
Total	66,932	137,397	597,216
Less Shares Redeemed	(12,427)	(296,492)	(97,489)
Net Increase (Decrease)	54,505	(159,095)	499,727
Segall Bryant & Hamill International Small Cap Fund
Retail (formerly Class A):
Shares Sold	6,096	2,638,657	338,400
Shares issued in Reinvestment of Distributions	173,843	35,203	71,776
Total	179,939	2,673,860	410,176
Less Shares Redeemed	(20,479)	(315,642)	(147,211)
Net Increase	159,460	2,358,218	262,965
Institutional (formerly Class I):
Shares Sold	105,065	6,256,598	13,911,919
Shares issued in Reinvestment of Distributions	759,776	528,768	1,064,993
Total	864,841	6,785,366	14,976,912
Less Shares Redeemed	(976,168)	(16,442,757)	(5,711,482)
Net Increase (Decrease)	(111,327)	(9,657,391)	9,265,430

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail:
Shares Sold	261,029	261,376
Shares issued in Reinvestment of Distributions	—	391,757
Total	261,029	653,133
Less Shares Redeemed	(881,691)	(956,149)
Net Decrease	(620,662)	(303,016)
Institutional:
Shares Sold	216,257	377,304
Shares issued in Reinvestment of Distributions	—	247,771
Total	216,257	625,075
Less Shares Redeemed	(1,282,167)	(545,741)
Net Increase (Decrease)	(1,065,910)	79,334

Annual Report | December 31, 2019 |	163

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Global Large Cap Fund
Retail:
Shares Sold	73,564	178,745
Shares issued in Reinvestment of Distributions	323,523	261,490
Total	397,087	440,235
Less Shares Redeemed	(572,735)	(617,076)
Net Decrease	(175,648)	(176,841)
Institutional:
Shares Sold	57,719	169,455
Shares issued in Reinvestment of Distributions	17,233	19,706
Total	74,952	189,161
Less Shares Redeemed	(98,107)	(380,764)
Net Decrease	(23,155)	(191,603)
Segall Bryant & Hamill Workplace Equality Fund
Retail:
Shares Sold	108,326	61,661
Shares issued in Reinvestment of Distributions	92,041	131,727
Total	200,367	193,388
Less Shares Redeemed	(178,106)	(356,485)
Net Increase (Decrease)	22,261	(163,097)
Institutional:
Shares Sold	1,242,876	30,703
Shares issued in Reinvestment of Distributions	69,806	4,269
Total	1,312,682	34,972
Less Shares Redeemed	(109,649)	(6,580)
Net Increase	1,203,033	28,392
Segall Bryant & Hamill Short Term Plus Fund
Retail:
Shares Sold	89,734	20,000
Shares issued in Reinvestment of Distributions	1,108	—
Total	90,842	20,000
Less Shares Redeemed	(20,306)	—
Net Increase	70,536	20,000
Institutional:
Shares Sold	558,932	100,000
Shares issued in Reinvestment of Distributions	8,736	—
Total	567,668	100,000
Less Shares Redeemed	(46,804)	—
Net Increase	520,864	100,000
Segall Bryant & Hamill Plus Bond Fund
Retail:
Shares Sold	14,085,142	16,750,119
Shares issued in Reinvestment of Distributions	2,649,200	3,246,431
Total	16,734,342	19,996,550
Less Shares Redeemed	(49,982,596)	(29,985,799)
Net Decrease	(33,248,254)	(9,989,249)
Institutional:
Shares Sold	14,999,412	15,140,957
Shares issued in Reinvestment of Distributions	1,394,885	992,547
Total	16,394,297	16,133,504
Less Shares Redeemed	(6,438,689)	(7,782,694)
Net Increase	9,955,608	8,350,810

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Segall Bryant & Hamill Quality High Yield Fund
Retail:
Shares Sold	362,832	529,562
Shares issued in Reinvestment of Distributions	221,338	250,765
Total	584,170	780,327
Less Shares Redeemed	(1,283,667)	(2,159,820)
Net Decrease	(699,497)	(1,379,493)
Institutional:
Shares Sold	1,115,468	794,178
Shares issued in Reinvestment of Distributions	100,016	100,946
Total	1,215,484	895,124
Less Shares Redeemed	(334,149)	(1,667,578)
Net Increase (Decrease)	881,335	(772,454)
Segall Bryant & Hamill Municipal Opportunities Fund
Retail:
Shares Sold	727,044	538,036
Shares issued in Reinvestment of Distributions	40,230	14,242
Total	767,274	552,278
Less Shares Redeemed	(316,395)	(190,697)
Net Increase	450,879	361,581
Institutional:
Shares Sold	3,450,669	2,414,083
Shares issued in Reinvestment of Distributions	215,260	99,680
Total	3,665,929	2,513,763
Less Shares Redeemed	(1,215,146)	(1,139,929)
Net Increase	2,450,783	1,373,834
Segall Bryant & Hamill Colorado Tax Free Fund
Retail:
Shares Sold	4,949,222	3,767,244
Shares issued in Reinvestment of Distributions	381,847	465,791
Total	5,331,069	4,233,035
Less Shares Redeemed	(7,078,884)	(5,360,903)
Net Decrease	(1,747,815)	(1,127,868)
Institutional:
Shares Sold	11,191,620	4,156,610
Shares issued in Reinvestment of Distributions	395,129	231,330
Total	11,586,749	4,387,940
Less Shares Redeemed	(1,790,408)	(2,689,949)
Net Increase	9,796,341	1,697,991

4. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Capital loss carryovers used during the year ended December 31, 2019 were as follows:

Fund	Amount
Segall Bryant & Hamill Small Cap Growth Fund	$4,292,327
Segall Bryant & Hamill Mid Cap Value Dividend Fund	$721,925
Segall Bryant & Hamill Plus Bond Fund	$3,285,324
Segall Bryant & Hamill Municipal Opportunities Fund	$105,695

Annual Report | December 31, 2019 |	165

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Segall Bryant & Hamill Micro Cap Fund	$82,262	$—
Segall Bryant & Hamill Small Cap Growth Fund	72,135,585	—
Segall Bryant & Hamill Emerging Markets Fund	1,067,427	—
Segall Bryant & Hamill International Small Cap Fund	46,092,656	13,104,784
Segall Bryant & Hamill Quality High Yield Fund	176,614	9,470,157
Segall Bryant & Hamill Colorado Tax Free Fund	991,747	99,037

Net qualified late year capital losses, incurred after October 31, 2019 and within the taxable year, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended December 31, 2019, the following amounts were deferred to the tax year ending December 31, 2020:

Fund	Capital Loss Deferrals
Segall Bryant & Hamill Short Term Plus Fund	$104

The Segall Bryant & Hamill Fundamental International Small Cap Fund elects to defer to the tax year ending December 31, 2020 late year ordinary losses in the amount of $57,341.

Distributions – Distributions of net investment income, if any, are generally made annually for the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund and Segall Bryant & Hamill Fundamental International Small Cap Fund; monthly for the Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund and quarterly for the Segall Bryant & Hamill Workplace Equality Fund and Segall Bryant & Hamill Global Large Cap Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the periods ended December 31, 2019 were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Micro Cap Fund	$—	$—	$—	$—
Segall Bryant & Hamill Small Cap Value Fund	4,313,031	5,092,391	—	—
Segall Bryant & Hamill Small Cap Value Dividend Fund	1,723,390	1,109,277	—	—
Segall Bryant & Hamill Small Cap Growth Fund	—	—	—	—
Segall Bryant & Hamill Small Cap Core Fund	—	—	—	—
Segall Bryant & Hamill Mid Cap Value Dividend Fund	1,209,743	974,183	—	—
Segall Bryant & Hamill All Cap Fund	49,658	334,417	—	—
Segall Bryant & Hamill Emerging Markets Fund	869,167	—	34,024	—
Segall Bryant & Hamill International Small Cap Fund	12,381,211	—	189,729	—
Segall Bryant & Hamill Fundamental International Small Cap Fund	—	—	—	—
Segall Bryant & Hamill Global Large Cap Fund	1,097,574	2,905,728	—	—
Segall Bryant & Hamill Workplace Equality Fund	262,051	800,966	—	—
Segall Bryant & Hamill Short Term Plus Fund	100,436	—	—	—
Segall Bryant & Hamill Plus Bond Fund	38,881,131	5,658,442	—	—
Segall Bryant & Hamill Quality High Yield Fund	2,910,491	—	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	799,450	29,114	—	2,005,216
Segall Bryant & Hamill Colorado Tax Free Fund	1,440,696	—	—	8,481,957

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

The tax character of the distributions paid during the year ended December 31, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Micro Cap Fund	$299,360	$1,528,775	$—	$—
Segall Bryant & Hamill Small Cap Value Dividend Fund	1,503,167	10,474,936	—	—
Segall Bryant & Hamill Small Cap Growth Fund	227,976	736,529	44,382	—
Segall Bryant & Hamill Mid Cap Value Dividend Fund	803,262	4,296,753	—	—
Segall Bryant & Hamill Large Cap Dividend Fund	355,963	419,915	—	—
Segall Bryant & Hamill Fundamental International Small Cap Fund	1,991,038	6,785,232	—	—
Segall Bryant & Hamill Global Large Cap Fund	944,042	2,074,016	—	—
Segall Bryant & Hamill Short Term Plus Fund	—	—	—	—
Segall Bryant & Hamill Plus Bond Fund	41,831,053	2,630,319	—	—
Segall Bryant & Hamill Quality High Yield Fund	3,152,324	—	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	304,550	—	—	956,515
Segall Bryant & Hamill Colorado Tax Free Fund	702,757	—	—	8,013,743

The tax character of distributions paid during the fiscal years ended June 30, 2019 and 2018 were as follows:

	All Cap Fund		Small Cap Value Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary Income	$—	$—	$4,273,845	$3,303,189
Net long-term capital gains	3,099,152	406,281	6,814,219	2,084,458
Total distributions paid	$3,099,152	$406,281	$11,088,064	$5,387,647

The tax character of distributions paid during the fiscal years ended October 31, 2019 and 2018 were as follows:

	Emerging Markets Fund		International Small Cap Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary Income	$860,787	$1,114,539	$8,668,571	$13,980,147
Net long-term capital gains	161,117	602,639	—	3,997,211
Total distributions paid	$1,021,904	$1,717,178	$8,668,571	$17,977,358

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Segall Bryant & Hamill Micro Cap Fund	Segall Bryant & Hamill Small Cap Value Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Small Cap Core Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund
Undistributed ordinary income	$28,812	$1,403,172	$143,703	$—	$—	$10,432
Undistributed long term capital gains	—	963,254	1,784,381	—	—	676,540
Accumulated capital and other losses	(82,262)	—	—	(72,135,585)	—	—
Net unrealized appreciation on investments	326,228	10,765,785	7,373,829	15,672,055	7,968,119	9,645,302
Other temporary differences	374	—	3,586	9,497	(7,968,119)	(345,355)
Total distributable earnings (accumulated deficit)	$273,152	$13,132,211	$9,305,499	$(56,454,033)	$0	$9,986,919

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

	Segall Bryant & Hamill All Cap Fund	Segall Bryant & Hamill Emerging Markets Fund	Segall Bryant & Hamill International Small Cap Fund	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Workplace Equality Fund
Undistributed ordinary income	$443,890	$—	$—	$—	$3,229	$6,324
Undistributed long term capital gains	—	—	—	2,488,653	1,259,810	—
Accumulated capital and other losses	—	(1,067,427)	(59,197,440)	(58,816)	—	—
Net unrealized appreciation on investments	32,829,569	5,113,890	17,764,360	10,636,531	10,361,682	2,456,337
Other temporary differences	—	—	—	5,306	(15,240)	(655)
Total distributable earnings (accumulated deficit)	$33,273,459	$4,046,463	$(41,433,080)	$13,071,674	$11,609,481	2,462,006

	Segall Bryant & Hamill Short Term Plus Fund	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Undistributed ordinary income	$—	$—	$—	$50,857	$—
Undistributed long term capital gains	—	612,341	—	56,950	—
Accumulated capital and other losses	(104)	—	(9,646,771)	—	(1,090,784)
Net unrealized appreciation on investments	21,911	32,208,656	1,442,919	967,272	7,848,570
Other temporary differences	—	—	(1,052)	—	(2,705)
Total distributable earnings (accumulated deficit)	$21,807	$32,820,997	$(8,204,904)	$1,075,079	$6,755,081

Other Temporary Differences is primarily related to deferred Trustee compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

As of December 31, 2019, net unrealized appreciation (depreciation) of investments based on federal tax cost was as follows:

	Segall Bryant & Hamill Micro Cap Fund	Segall Bryant & Hamill Small Cap Value Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Small Cap Core Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund
Tax cost of portfolio investments	$2,488,955	$144,813,087	$76,939,657	$56,534,525	$27,456,384	$63,398,556
Gross unrealized appreciation	455,488	18,934,313	10,035,958	19,474,456	9,759,806	10,824,901
Gross unrealized depreciation	(129,260)	(8,168,528)	(2,662,129)	(3,802,401)	(1,791,687)	(1,179,599)
Net unrealized appreciation on portfolio investments	$326,228	$10,765,785	$7,373,829	$15,672,055	$7,968,119	$9,645,302

	Segall Bryant & Hamill All Cap Fund	Segall Bryant & Hamill Emerging Markets Fund	Segall Bryant & Hamill International Small Cap Fund	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Workplace Equality Fund
Tax cost of portfolio investments	$83,115,394	$30,158,203	$269,389,371	$25,179,095	$38,392,598	$15,566,905
Gross unrealized appreciation	33,781,288	6,293,888	32,046,355	12,063,793	10,440,566	2,659,615
Gross unrealized depreciation	(951,719)	(1,179,998)	(14,281,985)	(1,427,262)	(78,884)	(203,278)
Net unrealized appreciation on portfolio investments	$32,829,569	$5,113,890	$17,764,360	$10,636,531	$10,361,682	$2,456,337

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

	Segall Bryant & Hamill Short Term Plus Fund	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Tax cost of portfolio investments	$6,990,659	$977,493,274	$57,769,096	$69,393,922	$355,790,940
Gross unrealized appreciation	23,809	39,341,771	1,916,559	1,178,947	9,048,266
Gross unrealized depreciation	(1,898)	(7,133,115)	(473,640)	(211,675)	(1,199,696)
Net unrealized appreciation on portfolio investments	$21,911	$32,208,656	$1,442,919	$967,272	$7,848,570

The difference between book and tax basis cost of investments is attributable primarily to wash sales, passive foreign investment companies and tax treatment of certain other investments. In addition, the securities contributed in-kind as part of the Segall Bryant & Hamill Small Cap Core Fund reorganization were recorded at fair market value for book cost basis purposes.

For the year ended December 31, 2019, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

Fund	Paid-in Capital	Total Accumulated Earnings (Deficit)
Segall Bryant & Hamill Micro Cap	$(19)	$19
Segall Bryant & Hamill Small Cap Value Fund	262	(262)
Segall Bryant & Hamill Small Cap Value Dividend Fund	—	—
Segall Bryant & Hamill Small Cap Growth Fund	(318,835)	318,835
Segall Bryant & Hamill Small Cap Core Fund	—	—
Segall Bryant & Hamill Mid Cap Value Dividend Fund	(1,753)	1,753
Segall Bryant & Hamill All Cap Fund	162	(162)
Segall Bryant & Hamill Emerging Markets Fund	(34,023)	34,023
Segall Bryant & Hamill International Small Cap Fund	(189,677)	189,677
Segall Bryant & Hamill Fundamental International Small Cap Fund	(459,880)	459,880
Segall Bryant & Hamill Global Large Cap Fund	—	—
Segall Bryant & Hamill Workplace Equality Fund	—	—
Segall Bryant & Hamill Short Term Plus Fund	(47)	47
Segall Bryant & Hamill Plus Bond Fund	—	—
Segall Bryant & Hamill Quality High Yield Fund	(28,213)	28,213
Segall Bryant & Hamill Municipal Opportunities Fund	—	—
Segall Bryant & Hamill Colorado Tax Free Fund	(29,680)	29,680

Such reclassifications have no effect on each Fund’s total net assets or its NAV per share. The reclassifications were primarily a result of book/tax distribution reclassifications and certain other investments.

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Segall Bryant & Hamill, LLC (the “Adviser”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

Pursuant to its advisory agreement with the Trust, Segall Bryant & Hamill, LLC is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Segall Bryant & Hamill Micro Cap Fund	0.80%*
Segall Bryant & Hamill Small Cap Value Fund	0.80%
Segall Bryant & Hamill Small Cap Value Dividend Fund	0.80%*
Segall Bryant & Hamill Small Cap Growth Fund	0.65%
Segall Bryant & Hamill Small Cap Core Fund	0.80%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.65%
Segall Bryant & Hamill All Cap Fund	0.73%
Segall Bryant & Hamill Emerging Markets Fund	0.90%
Segall Bryant & Hamill International Small Cap Fund	0.90%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.00%*
Segall Bryant & Hamill Global Large Cap Fund	0.65%
Segall Bryant & Hamill Workplace Equality Fund	0.65%
Segall Bryant & Hamill Short Term Plus Fund	0.25%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.40%
Segall Bryant & Hamill Colorado Tax Free Fund	0.40%

*

Prior to May 1, 2019, the advisory fee was 1.00%, 1.00%, and 1.20% for the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund and the Segall Bryant & Hamill Fundamental International Small Cap Fund, respectively.

Effective May 4, 2019, Ultimus Fund Solutions LLC (“Ultimus”) and the Adviser serve as the Funds’ co-administrators (“Co-Administrators”), with the exception of each Successor Fund for which the effective date was December 9, 2019. Ultimus and the Adviser are entitled to receive a total fee from each Fund for their administrative services computed daily and paid monthly based on the average daily net assets of the Trust. The Adviser receives a portion that is calculated based on 0.01% on the average daily net assets of the Trust.

Prior to May 4, 2019, with the exception of each Successor Fund, ALPS Fund Services, Inc. (“ALPS”) served as the Funds’ co-administrator with the Adviser. ALPS and the Adviser were entitled to receive a total fee from each Fund for their administrative services computed daily and paid monthly based on the average daily net assets of the Trust. The Adviser received a portion that was calculated based on 0.10% on the first $3.5 billion in average daily net assets of the Trust and 0.05% for net assets greater than $3.5 billion.

Prior to December 9, 2019, for each Successor Fund, UMB Fund Services, Inc. (“UMBFS”) served as the Successor Funds’ fund accountant and co-administrator; and Mutual Fund Administration, LLC served as the Successor Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, served as the Successor Funds’ custodian.

The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s net assets and are disclosed in the Statements of Operations. During the period ended December 31, 2019, the Adviser, Ultimus, ALPS and UMBFS received $1,028,057, $348,430, $366,053 and $46,284, respectively, for their services to the Funds.

Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing subaccounting with respect to Fund shares, and other similar services. Effective May 1, 2019, (except this date is December 9, 2019 for the Successor Funds), the Retail Class of each Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents. The Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. These fees are included in Shareholder Servicing Fees on the Statements of Operations.

Prior to December 9, 2019, Segall Bryant & Hamill Emerging Markets Fund and Segall Bryant & Hamill International Small Cap Fund had adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which allowed each Fund to pay distribution fees for the sale and distribution of its former Class A shares. The Plan provided for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to the former Class A shares, payable to IMST Distributors, LLC. The former Class I shares did not pay any distribution fees.

Prior to May 1, 2019, each Fund had agreed to reimburse the Adviser for a portion of the payments it made to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder Servicing Fees, was intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Funds’ transfer agent.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

To determine the Periodic Reimbursement Amount, each Fund’s effective cost for servicing shares directly by the Fund’s transfer agent was calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

From May 1, 2019 until at least April 30, 2020, except this period is from December 9, 2019 until at least December 31, 2021 for the Successor Funds, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expense to average net assets as reported in each Fund’s Financial Highlights will be no more than the amounts as detailed below:

Fund	Retail Class	Institutional Class
Segall Bryant & Hamill Micro Cap Fund	1.05%*	N/A
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%*
Segall Bryant & Hamill Small Cap Value Dividend Fund	1.14%*	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.99%*	0.84%
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%*
Segall Bryant & Hamill Emerging Markets Fund*	1.38%	1.23%
Segall Bryant & Hamill International Small Cap Fund*	1.18%	1.03%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%*	1.10%
Segall Bryant & Hamill Global Large Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Workplace Equality Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%

*

Prior to May 1, 2019, the expense cap was 1.30%, 1.30%, 1.15%, and 1.50% for the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, and Segall Bryant & Hamill Fundamental International Small Cap Fund, respectively. Prior to May 1, 2019, the Adviser had also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses so that the ratio of expenses to average net assets of the Segall Bryant & Hamill Fundamental International Small Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Fund’s Financial Highlights did not exceed 1.44%. Prior to December 9, 2019, the expense cap was 0.99% and 0.98% for the Institutional Classes of Segall Bryant & Hamill Small Cap Value Fund and Segall Bryant & Hamill All Cap Fund, respectively. Prior to December 9, 2019, the expense cap was 1.48% and 1.23% for Class A and Class I shares, respectively, of the Segall Bryant & Hamill Emerging Markets Fund and 1.28% and 1.03% for Class A and Class I shares, respectively, of the Segall Bryan & Hamill International Small Cap Fund.

Prior to May 1, 2019, the first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than the amount reported in the table above, for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be waived/reimbursed in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. See the Financial Highlights section of this report for the expense ratios if there had been no waivers and/or reimbursements.

Effective May 4, 2019, Ultimus, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds, with the exception of each Successor Fund for which the effective date was December 9, 2019. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses. Prior to May 4, 2019, with the exception of each Successor Fund, ALPS served as Transfer Agent for each of the Funds. Prior to December 9, 2019, for each Successor Fund, UMBFS served as the transfer agent. During the period ended December 31, 2019, Ultimus, ALPS and UMBFS received $185,495, $73,514 and $53,403 respectively, for their services as Transfer Agent to the Funds.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

Certain officers of the Funds are also officers of the Adviser. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of December 31, 2019 is $581,156.

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Unadjusted Quoted Prices in active markets for identical investments

2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2019 in valuing the Funds’ assets:

Segall Bryant & Hamill Micro Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,815,183	$—	$—	$2,815,183
Total	$2,815,183	$—	$—	$2,815,183

Segall Bryant & Hamill Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$155,578,872	$—	$—	$155,578,872
Total	$155,578,872	$—	$—	$155,578,872

Segall Bryant & Hamill Small Cap Value Dividend Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$84,313,486	$—	$—	$84,313,486
Total	$84,313,486	$—	$—	$84,313,486

Segall Bryant & Hamill Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$72,206,580	$—	$—	$72,206,580
Total	$72,206,580	$—	$—	$72,206,580

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

Segall Bryant & Hamill Small Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$35,424,503	$—	$—	$35,424,503
Total	$35,424,503	$—	$—	$35,424,503

Segall Bryant & Hamill Mid Cap Value Dividend Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$73,043,858	$—	$—	$73,043,858
Total	$73,043,858	$—	$—	$73,043,858

Segall Bryant & Hamill All Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$115,944,963	$—	$—	$115,944,963
Total	$115,944,963	$—	$—	$115,944,963

Segall Bryant & Hamill Emerging Markets Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$10,578,560	$23,659,779	$0	*	$34,238,339
Preferred Stocks	430,612	603,142	—		1,033,754
Total	$11,009,172	$24,262,921	$0		$35,272,093

Segall Bryant & Hamill International Small Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$69,150,554	$216,765,770	$92,120	*	$286,008,444
Preferred Stocks	299,098	843,351	—		1,142,449
International Bonds	—	2,838	—		2,838
Total	$69,449,652	$217,611,959	$92,120		$287,153,731

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$15,499,644	$20,315,982	$—	$35,815,626
Total	$15,499,644	$20,315,982	$—	$35,815,626
Other Financial Instruments**
Forward Foreign Currency Contracts, Unrealized Gain	$—	$256,290	$—	$256,290
Forward Foreign Currency Contracts, Unrealized Loss	—	(162,656)	—	(162,656)
Total	$—	$93,634	$—	$93,634

Segall Bryant & Hamill Global Large Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$29,026,785	$19,727,495	$—	$48,754,280
Total	$29,026,785	$19,727,495	$—	$48,754,280

Segall Bryant & Hamill Workplace Equality Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$18,023,242	$—	$—	$18,023,242
Total	$18,023,242	$—	$—	$18,023,242

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

Segall Bryant & Hamill Short Term Plus Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$6,413,511	$—	$6,413,511
Municipal Bonds	—	70,407	—	70,407
Asset Backed Securities	—	210,782	—	210,782
U.S. Treasury Bonds & Notes	—	317,870	—	317,870
Total	$—	$7,012,570	$—	$7,012,570

Segall Bryant & Hamill Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$416,014,872	$—	$416,014,872
Municipal Bonds	—	78,718,127	—	78,718,127
Asset Backed Securities	—	48,370,544	—	48,370,544
Residential Mortgage-Backed Securities	—	7,798,627	—	7,798,627
Mortgage-Backed Passthrough Securities	—	289,944,467	—	289,944,467
U.S. Treasury Bonds & Notes	—	139,060,189	—	139,060,189
U.S. Treasury Bills	—	29,795,104	—	29,795,104
Total	$—	$1,009,701,930	$—	$1,009,701,930

Segall Bryant & Hamill Quality High Yield Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$57,214,003	$—	$57,214,003
Asset Backed Securities	—	1,998,012	—	1,998,012
Total	$—	$59,212,015	$—	$59,212,015

Segall Bryant & Hamill Municipal Opportunities Fund

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$70,361,194	$—	$70,361,194
Total	$—	$70,361,194	$—	$70,361,194

Segall Bryant & Hamill Colorado Tax Free Fund

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$336,703,510	$—	$336,703,510
U.S. Treasury Bills	—	26,936,000	—	26,936,000
Total	$—	$363,639,510	$—	$363,639,510

*	Includes securities that have been fair valued at $0.

**

Other financial instruments are derivative financial instruments not reflected in the Statement of Investments. These forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For liabilities arising from overdrafts in the custody account, the carrying amount reported in the Statements of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of December 31, 2019, the liability related to custody overdrafts in the Segall Bryant & Hamill Micro Cap Fund and the Segall Bryant & Hamill Emerging Markets Fund are based on Level 2 inputs.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

The following is a reconciliation of Level 3 instruments of the Funds for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2019:

Segall Bryant & Hamill Emerging Markets Fund

Asset Type	Balance as of October 31, 2019	Net Purchases	Net Sales	Paydowns	Realized Gains	Change in Unrealized Appreciation (Depreciation)	Transfer Into Level 3	Transfer Out of Level 3	Balance as of December 31, 2019
Common Stocks	$127,936	$—	$(193,142)	$—	$46,624	$18,582	$—	$—	$0

Segall Bryant & Hamill International Small Cap Fund

Asset Type	Balance as of October 31, 2019	Net Purchases	Net Sales	Paydowns	Realized Gains	Change in Unrealized Appreciation (Depreciation)	Transfer Into Level 3	Transfer Out of Level 3	Balance as of December 31, 2019
Common Stocks	$90,436	$—	$—	$—	$—	$1,684	$—	$—	$92,120

Segall Bryant & Hamill Plus Bond Fund

Asset Type	Balance as of December 31, 2018	Net Purchases	Net Sales	Paydowns	Realized Gains	Change in Unrealized Appreciation (Depreciation)	Transfer Into Level 3	Transfer Out of Level 3	Balance as of December 31, 2019
Commercial Mortgage-Backed Securities	$3,221,765	$—	$—	$(3,851,620)	$959,985	$(330,130)	$—	$—	$—

Segall Bryant & Hamill Quality High Yield Fund

Asset Type	Balance as of December 31, 2018	Net Purchases	Net Sales	Paydowns	Realized Gains	Change in Unrealized Appreciation (Depreciation)	Transfer Into Level 3	Transfer Out of Level 3	Balance as of December 31, 2019
Commercial Mortgage-Backed Securities	$1,260,691	$—	$—	$(1,507,156)	$375,646	$(129,181)	$—	$—	$—

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019:

	Fair Value as of December 31, 2019	Valuation Technique	Unobservable Input(1)	Value	Impact to Valuation from an Increase in Input(2)
Segall Bryant & Hamill International Small Cap Fund	$92,120	Adjusted trade price	Premium factor	2.47%	Increase

(1)

The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds and U.S. Treasury bonds & notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the co-administrators will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. The Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, the Adviser receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. The Adviser uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee of the Board of Trustees which meets at least quarterly. The Audit Committee of the Board of Trustees then will provide a recommendation to the Board of Trustees for approval of the fair value measurements.

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Segall Bryant & Hamill Fundamental International Small Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the year ended December 31, 2019, the Fund had average forward foreign currency contract values to buy and sell of $22,323,140 and $14,295,284, respectively.

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2019 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$256,290	Unrealized loss on forward foreign currency contracts	$(162,656)
Total		$256,290		$(162,656)

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

Risk Exposure	Statements of Operations Location	Realized Losses on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gains (losses) on forward foreign currency contracts/ Change in unrealized net appreciation (depreciation) on forward foreign currency contracts	$(167,471)	$(302,027)
Total		$(167,471)	$(302,027)

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the periods ended December 31, 2019 excluding long-term U.S. government securities and short-term investments were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Segall Bryant & Hamill Micro Cap Fund	$3,816,080	$5,369,371
Segall Bryant & Hamill Small Cap Value Fund	52,810,092	38,820,351
Segall Bryant & Hamill Small Cap Value Dividend Fund	79,846,717	94,252,553
Segall Bryant & Hamill Small Cap Growth Fund	19,876,243	29,206,711
Segall Bryant & Hamill Small Cap Core Fund*	—	—
Segall Bryant & Hamill Mid Cap Value Dividend Fund	59,038,229	82,155,147
Segall Bryant & Hamill All Cap Fund	24,429,107	17,275,334
Segall Bryant & Hamill Emerging Markets Fund	7,691,307	7,992,973
Segall Bryant & Hamill International Small Cap Fund	48,668,382	58,774,071
Segall Bryant & Hamill Fundamental International Small Cap Fund	11,184,161	38,860,250
Segall Bryant & Hamill Global Large Cap Fund	18,697,835	23,473,687
Segall Bryant & Hamill Workplace Equality Fund	12,933,579	5,877,908
Segall Bryant & Hamill Short Term Plus Fund	5,419,744	825,861
Segall Bryant & Hamill Plus Bond Fund	418,705,572	656,423,022
Segall Bryant & Hamill Quality High Yield Fund	22,707,198	22,794,412
Segall Bryant & Hamill Municipal Opportunities Fund	97,665,699	70,137,708
Segall Bryant & Hamill Colorado Tax Free Fund	151,122,307	89,822,358

*

On December 31, 2019, Segall Bryant & Hamill Small Cap Core Fund had in-kind purchases of $35,424,503 in exchange for shares of the Institutional Class in connection with the Fund’s conversion of the Partnership as discussed in Note 1.

Purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019, were as follows:

Fund	Purchase of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Segall Bryant & Hamill Short Term Plus Fund	$327,295	$44,831
Segall Bryant & Hamill Plus Bond Fund	151,471,126	203,948,286

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2019

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities,” which provides guidance related to the amortization period for certain purchased callable debt securities purchased at a premium. Specifically, it required the premium to be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The adoption of ASU 2017-08 had no impact on tax basis, beginning net assets, the current period results from operations, or any prior period information presented in the financial statements. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.

10. REORGANIZATION

On December 21, 2018, the Segall Bryant & Hamill Trust Board of Trustees approved a form of Agreement and Plan of Reorganization for the Mid Cap Value Dividend Fund II (the “Acquired Fund”) with and into the Mid Cap Value Dividend Fund (the “Acquiring Fund”).

As of the close of business on December 21, 2018, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 1,083,467 shares in exchange for net assets of the Acquired Fund valued at $22,693,288. The net assets of the Acquired Fund included net unrealized depreciation of $(2,729,257) and accumulated net realized gains of $212,545. On December 21, 2018, the combined net asset value of the Acquired Fund and the Acquiring Fund was $82,149,669. Immediately prior to the merger, the net assets for the Acquiring Fund were $61,105,303. The exchange of the shares qualified as a tax-free reorganization for Federal income tax purposes.

On December 21, 2018, the Segall Bryant & Hamill Trust Board of Trustees approved a form of Agreement and Plan of Reorganization for the Small Cap Growth Fund II (the “Acquired Fund”) with and into the Small Cap Growth Fund (the “Acquiring Fund”).

As of the close of business on December 21, 2018, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 5,912,534 shares in exchange for net assets of the Acquired Fund valued at $57,629,399. The net assets of the Acquired Fund included net unrealized depreciation of $(2,130,980) and accumulated net realized gains of $5,702,103. On December 21, 2018, the combined net asset value of the Acquired Fund and the Acquiring Fund was $61,055,121. Immediately prior to the merger, the net assets for the Acquiring Fund were $3,997,959. The exchange of the shares qualified as a tax-free reorganization for Federal income tax purposes.

The Adviser believes that the Reorganizations are in the best interests of the shareholders for both funds, in light of the Acquired Funds’ similarity to the Acquiring Funds and other factors set forth below. Reorganizations into the Acquiring Funds would allow shareholders of the Acquired Funds the option of remaining invested in a strategy that is similar to that currently being employed by the Acquired Funds. The Adviser considered with respect to each Reorganization, among others, the following factors:

●	Continuity of Management: The Reorganization would allow shareholders of the Acquired Fund to continue investing in a mutual fund managed by the same portfolio management team at the Adviser.
●	Similar Investment Objective: Both funds’ investment objectives are the same and are currently managed with the same investment policies and strategies.
●

Similar Investment Portfolio: The Reorganization offers shareholders of the Acquired Fund an opportunity to maintain their investment in a substantially similar portfolio managed by the same portfolio management team.

●

Similar Expenses: The Reorganization offers shareholders of the Acquired Fund an opportunity to maintain their investment in a fund with a similar level of expenses. The Adviser has agreed to pay for all of the expenses associated with the Reorganization.

11. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as follows:

At a meeting of the Trustees held on February 18-19, 2020, the Trustees, in consultation with the Funds’ investment adviser, determined that it was in the best interest of the Segall Bryant & Hamill Micro Cap Fund and their shareholders to discontinue the Fund’s operations and to liquidate and close the Fund. Shares of the Fund are no longer available for purchase. All outstanding shares of the Fund will be redeemed on or before April 8, 2020.

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Segall Bryant & Hamill Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Segall Bryant & Hamill Trust and the Shareholders of each Fund of Segall Bryant & Hamill Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Segall Bryant & Hamill Trust, comprising the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Workplace Equality Fund (formerly known as the Segall Bryant & Hamill Large Cap Dividend Fund), Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Bryant Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”), including the statements of investments, as of December 31, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund and Segall Bryant & Hamill Colorado Tax Free Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Short Term Plus Fund, and Segall Bryant & Hamill Municipal Opportunities Fund; the related statement of changes in net assets for December 31, 2019 (commencement of operations) for Segall Bryant & Hamill Small Cap Core Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Segall Bryant & Hamill Trust, except Segall Bryant & Hamill Small Cap Core Fund, as of December 31, 2019, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements present fairly, in all material respects, the financial position of Segall Bryant & Hamill Small Cap Core Fund as of December 31, 2019, and the changes in its net assets for December 31, 2019 (commencement of operations), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Segall Bryant & Hamill Trust	Statements of Operation	Statements of Changes in Net Assets	Financial Highlights
Segall Bryant & Hamill Small Cap Value Fund Segall Bryant & Hamill All Cap Fund	For the period July 1, 2019 to December 31, 2019(1)	For the period July 1, 2019 to December 31, 2019(1)	For the period July 1, 2019 to December 31, 2019(1)
Segall Bryant & Hamill Emerging Markets Fund Segall Bryant & Hamill International Small Cap Fund	For the period November 1, 2019 to December 31, 2019(2)	For the period November 1, 2019 to December 31, 2019(2)	For the period November 1, 2019 to December 31, 2019(2)
Segall Bryant & Hamill Short Term Plus Fund	For the year ended December 31, 2019	For the year ended December 31, 2019 and for the period December 17, 2018 (commencement of operations) to December 31, 2018
Segall Bryant & Hamill Municipal Opportunities Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For the three years in the period ended December 31, 2019 and for the period December 19, 2016 (commencement of operations) to December 31, 2016

(1)

The statement of operations for the year ended June 30, 2019, the statements of changes in net assets for the two years in the period ended June 30, 2019, and the financial highlights for each of the five years in the period ended June 30, 2019 were audited by other auditors, whose report, dated August 29, 2019, expressed an unqualified opinion on such statements of operations, changes in net assets and financial highlights.

(2)

The statement of operations for the year ended October 31, 2019, the statements of changes in net assets for the two years in the period ended October 31, 2019, and the financial highlights for each of the five years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 30, 2019, expressed an unqualified opinion on such statements of operations, changes in net assets and financial highlights.

Annual Report | December 31, 2019 |	179

Segall Bryant & Hamill Funds	Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
March 2, 2020

We have served as the auditor of one or more investment companies of the Segall Bryant & Hamill Trust since 1988.

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Segall Bryant & Hamill Funds	Shareholder Tax Information
December 31, 2019 (Unaudited)

TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the twelve months ended December 31, 2019.

During the year ended December 31, 2019, 87.39% of the dividends paid by Segall Bryant & Hamill Municipal Opportunities Fund from net investment income should be treated as tax-exempt dividends.

During the year ended December 31, 2019, 85.48% of the dividends paid by Segall Bryant & Hamill Colorado Tax Free Fund from net investment income should be treated as tax-exempt dividends.

During the year ended December 31, 2019, Segall Bryant & Hamill Emerging Markets Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The foreign source income per share was $0.035 and the foreign tax expense per share was $0.004.

During the year ended December 31, 2019, Segall Bryant & Hamill Small Cap International Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The foreign source income per share was $0.043 and the foreign tax expense per share was $0.002.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2019:

	Qualified Dividend Income (QDI)	Dividend Received Deduction (DRD)
Segall Bryant & Hamill Micro Cap Fund	—	—
Segall Bryant & Hamill Small Cap Value Fund	29.70%	30.34%
Segall Bryant & Hamill Small Cap Value Dividend Fund	100.00%	100.00%
Segall Bryant & Hamill Small Cap Growth Fund	—	—
Segall Bryant & Hamill Small Cap Core Fund	—	—
Segall Bryant & Hamill Mid Cap Value Dividend Fund	100.00%	100.00%
Segall Bryant & Hamill All Cap Fund	100.00%	100.00%
Segall Bryant & Hamill Emerging Markets Fund	54.29%	—
Segall Bryant & Hamill International Small Cap Fund	73.91%	0.68%
Segall Bryant & Hamill Fundamental International Small Cap Fund	—	—
Segall Bryant & Hamill Global Large Cap Fund	100.00%	59.90%
Segall Bryant & Hamill Workplace Equality Fund	100.00%	100.00%
Segall Bryant & Hamill Short Term Plus Fund	—	—
Segall Bryant & Hamill Plus Bond Fund	0.01%	—
Segall Bryant & Hamill Quality High Yield Fund	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	—	—
Segall Bryant & Hamill Colorado Tax Free Fund	—	—

Annual Report | December 31, 2019 |	181

Segall Bryant & Hamill Funds	Shareholder Tax Information
December 31, 2019 (Unaudited)

During the year ended December 31, 2019, the Funds paid the following long-term capital gain distributions:

Segall Bryant & Hamill Micro Cap Fund	$—
Segall Bryant & Hamill Small Cap Value Fund	5,092,391
Segall Bryant & Hamill Small Cap Value Dividend Fund	1,109,277
Segall Bryant & Hamill Small Cap Growth Fund	—
Segall Bryant & Hamill Small Cap Core Fund	—
Segall Bryant & Hamill Mid Cap Value Dividend Fund	974,183
Segall Bryant & Hamill All Cap Fund	334,417
Segall Bryant & Hamill Emerging Markets Fund	—
Segall Bryant & Hamill International Small Cap Fund	—
Segall Bryant & Hamill Fundamental International Small Cap Fund	—
Segall Bryant & Hamill Global Large Cap Fund	2,905,728
Segall Bryant & Hamill Workplace Equality Fund	800,966
Segall Bryant & Hamill Short Term Plus Fund	—
Segall Bryant & Hamill Plus Bond Fund	5,658,442
Segall Bryant & Hamill Quality High Yield Fund	—
Segall Bryant & Hamill Municipal Opportunities Fund	29,114
Segall Bryant & Hamill Colorado Tax Free Fund	—

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2019 (Unaudited)

The Board of Trustees (the “Board”) of Segall Bryant & Hamill Trust (the “Trust”) considered information provided and reviewed at the Board meetings held on October 17-18, 2019 and November 11-12, 2019 (the “Meetings”) regarding Segall Bryant & Hamill Small Cap Core Fund (the “Small Cap Core Fund”); the Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, and Segall Bryant & Hamill Small Cap Value Fund (the “Legacy SBH Funds”); and the Segall Bryant & Hamill Micro Cap, Small Cap Value Dividend, Small Cap Growth, Mid Cap Value Dividend, Fundamental International Small Cap, Global Large Cap, Workplace Equality, Short Term Plus, Plus Bond, Quality High Yield, Municipal Opportunities and Colorado Tax Free Funds.

Consideration of the Investment Advisory Agreement with respect to the Small Cap Core Fund

In anticipation of and as part of the process to consider the approval of the Advisory Agreement, legal counsel to the Independent Trustees requested certain information from Segall Bryant & Hamill, LLC (“SBH”). In response to these requests, the Trustees received reports from SBH that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel memoranda regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, the Board met with representatives of SBH and discussed the services of the firm provided pursuant to the Advisory Agreement, as well as the information provided by SBH.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement.

In approving SBH as the Small Cap Core Fund’s investment adviser and the fees to be charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Small Cap Core Fund under the Advisory Agreement. The Board reviewed, among other items, certain background materials supplied by Segall Bryant & Hamill, LLC (“SBH”), including its Form ADV.

The Board reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of the Small Cap Core Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Small Cap Core Fund. The Board also reviewed accompanying compliance-related materials with respect to the Trust and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year.

Investment Advisory Fee Rate

The Board considered certain information provided and reviewed at this and prior meetings regarding the contractual investment advisory fee rate to be paid by the Small Cap Core Fund, including comparisons against the fee rates of funds in a preliminary peer group selected by an independent provider of investment company data. The Board noted that the contractual investment advisory fee rate of 0.80% for each class of the Small Cap Core Fund was in the third quartile of their respective peer group categories.

Expense Ratio

Based on such information, the Board of Trustees further noted that the annual net expense ratios of 1.14% for the Fund’s retail class and 0.99% for the Fund’s institutional class were each in the third quartile of their respective peer group categories. The Board also took into account that the Small Cap Core Fund had not yet launched.

Investment Performance

The Board noted that as the Small Cap Core Fund has not yet launched, there was no performance data for the Fund, however performance information was provided for the predecessor Lower Wacker Small Cap Investment Fund, LLC (the “Predecessor Fund”). The Board noted that the average annual performance for the Predecessor Fund would have been in the second quartile of its peer group category over the one- and three-year periods, and would have been in the third quartile of its peer funds category over the five and ten year periods.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those to be employed for the Small Cap Core Fund, noting that there were no such accounts.

Annual Report | December 31, 2019 |	183

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2019 (Unaudited)

Adviser Profitability

The Board received a detailed projected profitability analysis prepared by SBH based on the fees payable under the Advisory Agreement. The Board was also provided with SBH’s audited financial information as well as information regarding SBH’s other revenue streams and potential liabilities. The Board also considered SBH’s statements regarding its commitment to the Small Cap Core Fund.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Small Cap Core Fund would be passed along to the shareholders.

Other Benefits

The Board also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with the Small Cap Core Fund, including soft dollar arrangements and publicity related to the Small Cap Core Fund.

Taking into account the information considered by the Board at its meetings, the Board, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services to be rendered by SBH under the Advisory Agreement were adequate;

●	The Small Cap Core Fund’s proposed contractual advisory fee rate of 0.80% was above, but within an acceptable range of its peer group categories;

●

The expected annual net expense ratios of 1.14% for the Fund’s retail class and 0.99% for the Small Cap Core Fund’s institutional class were equal to and slightly above, respectively, their respective peer funds;

●

The Board did not have any historical performance of the Small Cap Core Fund to consider, but noted that performance information was provided for the Predecessor Fund, which would have been in the second quartile of its peer funds category over the one- and three-year periods, and would have been in the third quartile of its peer funds category over the five- and ten-year periods;

●	The Board noted that SBH had no other clients employing strategies comparable to the Fund’s strategy;

●	The projected profit, if any, expected to be realized by SBH in connection with its management of the Small Cap Core Fund would not be unreasonable; and

●	To the extent available, the Small Cap Core Fund could be expected to share in economies of scale to be realized by SBH.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Board, including all of the Independent Trustees in person at the Meetings, concluded that the advisory fee rate anticipated to be payable to SBH by the Small Cap Core Fund is fair and reasonable in light of the nature of the services and expenses to be provided to the Small Cap Core Fund.

Consideration of Approval of Investment Advisory Agreement with respect to the All Cap Fund, the Emerging Markets Fund, the International Small Cap Fund and the Small Cap Value Fund

In anticipation of and as part of the process to consider the approval of the Advisory Agreement with respect to each Legacy SBH Fund, legal counsel to the Independent Trustees requested certain information from SBH. In response to these requests, the Board received reports from SBH that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel memoranda regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, the Board met with representatives of SBH and discussed the services of the firm provided pursuant to the Advisory Agreement, as well as the information provided by SBH.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement.

In approving SBH as the Legacy SBH Funds’ investment adviser and the fees to be charged under the Advisory Agreement, the Board concluded that no single factor reviewed by the Board was identified to be determinative as the principal factor in whether to approve the Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2019 (Unaudited)

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Legacy SBH Funds under the Advisory Agreement. The Board reviewed, among other items, certain background materials supplied by SBH, including its Form ADV.

The Board reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of each Legacy SBH Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Legacy SBH Fund. The Board also reviewed accompanying compliance-related materials with respect to the Trust, and not a particular Legacy SBH Fund, and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year.

Investment Advisory Fee Rate

The Board considered certain information provided and reviewed at this and prior meetings regarding the contractual investment advisory fee rate to be paid by each Legacy SBH Fund, including comparisons against the fee rates of funds in peer groups selected by an independent provider of investment company data. The Board noted that the Small Cap Value Fund’s management fee of 0.80% was equal to its peer group median, while the All Cap Fund’s management fee of 0.73% and each class of the Emerging Markets and International Small Cap Funds’ management fee of 0.90% were in the second quartile of their respective peer funds categories.

Expense Ratios

Based on such information, the Board of Trustees further noted that the Small Cap Value Fund’s net total expense ratio of 0.99% was in the third quartile with respect to its peer group category, the All Cap Fund’s net expense ratio of 0.84% was in the second quartile with respect to its peer funds category, the Emerging Markets Fund’s net expense ratios of 1.38% for the Fund’s retail class and 1.23% for the Fund’s institutional class were in the second and third quartiles, respectively, of their peer group categories, and the International Small Cap Fund’s net expense ratios of 1.18% for the Fund’s retail class and 1.03% for the Fund’s institutional class were each in the second quartile of their peer group categories. The Board also took into account that with the exception of the International Small Cap Fund which was in the second quartile with respect to its peer funds category, the Funds were in either the third or fourth quartile for fund size in their respective peer funds categories.

Investment Performance

The Board reviewed performance information provided in connection with the October Meeting for each Legacy SBH Fund for the six-month, one-year, three-year, five-year, and ten-year (as applicable) date periods ended June 30, 2019. The review included a comparison of each Legacy SBH Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data.

The Board noted that with respect to the All Cap Fund, the Fund’s average annual performance was in the second quartile of its peer funds category for the one-year period, and in the bottom quartile of its peer funds category for the three- and five-year periods.

With respect to the Emerging Markets Fund, the Board noted that the average annual performance of the Fund’s retail class was in the third quartile of its peer funds category for the one-year period and in the second quartile of its peer funds category for the three- and five-year periods, while the Fund’s institutional class was in the fourth quartile of its peer funds category for the one-year period and the second quartile of its peer funds category for the three- and five year periods.

The Board noted that the average annual performance for each class of the International Small Cap Fund was in the fourth quartile of its peer funds over the one- and three-year periods, and in the third quartile of its peer funds over the five-year period.

With respect to the Small Cap Value Fund, the Board noted that the Fund’s performance was in the top quartile of its peer funds category over the one- and three-year periods and in the second quartile of its peer funds category over the five-year period.

The Board also considered each of SBH’s performance and reputation generally and their investment techniques, risk management controls and decision-making processes.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those employed or to be employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by SBH for its All Cap Equity, Small Cap Value, International Small Cap, Emerging Markets strategies.

In comparing the contractual fee rates of certain of the Legacy SBH Funds to the aforementioned SBH fee rates, the Board noted that there were differences in the scope of services rendered for the comparable accounts in question relative to the respective Funds.

Annual Report | December 31, 2019 |	185

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2019 (Unaudited)

The Board also noted the limitations of these comparisons given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates to be payable by the Funds in question.

Adviser Profitability

The Board received a detailed projected profitability analysis prepared by SBH based on the fees payable by the Legacy SBH Funds under the Advisory Agreement. The Board was also provided with SBH’s audited financial information as well as information regarding SBH’s other revenue streams and potential liabilities. The Board also considered SBH’s statements regarding its commitment to the Legacy SBH Funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to each Fund would be being passed along to the shareholders.

Other Benefits

The Board also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Legacy SBH Fund, including soft dollar arrangements and publicity related to the Funds.

Taking into account the information considered by the Board at its meetings, the Board, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services to be rendered by SBH under the Advisory Agreement were adequate;

●

The All Cap, Emerging Markets and International Small Cap Funds’ contractual advisory fee rates were below their respective peer funds categories while the Small Cap Value Fund’s contractual advisory fee rate was equal to its peer funds category;

●

The annual net expense ratios for the All Cap Fund, the International Small Cap Fund and the retail class of the Emerging Markets Fund were below their respective peer fund categories. The annual net expense ratios for the institutional class of the Emerging Markets Fund and the Small Cap Value Fund were greater than, but within an acceptable range of, its peer fund average;

●

With respect to the Small Cap Value Fund, comparative performance over the one-, three-, and five- year periods generally surpassed the respective group averages. With respect to the Emerging Markets Fund, the Board noted that comparative performance over the one-year period generally lagged behind each class’ respective peer group categories, but the comparative performance over the three-year period for the Fund generally reflected better performance relative to its peer funds category. For the International Small Cap Fund, the Board noted that comparative performance over the one-, three-, and five- year period generally lagged behind respective peer group averages. With respect to the All Cap Fund, the Board noted that comparative performance for the one-year period reflected performance in the second quartile with respect to its peer group category and lagged behind its peer group category for the three- and five- year periods;

●

Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to those of certain of the Legacy SBH Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by each Legacy SBH Fund;

●	The projected profit, if any, expected to be realized by SBH in connection with its management of the Legacy SBH Funds would not be unreasonable; and

●	To the extent available, the Legacy SBH Funds could be expected to share in economies of scale to be realized by SBH.

Consideration of Approval of Investment Advisory Agreement with respect to the Micro Cap, Small Cap Value Dividend, Small Cap Growth, Mid Cap Value Dividend, Fundamental International Small Cap, Global Large Cap, Workplace Equality, Short Term Plus, Plus Bond, Quality High Yield, Municipal Opportunities and Colorado Tax Free Funds

In anticipation of and as part of the process to consider the approval of the Advisory Agreement with respect to the Micro Cap, the Small Cap Value Dividend, the Small Cap Growth, the Mid Cap Value Dividend, the All Cap, Emerging Markets, the International Small Cap, the Fundamental International Small Cap, the Global Large Cap, the Workplace Equality, the Short Term Plus, the Plus Bond, the Quality High Yield, and the Municipal Opportunities, and Colorado Tax Free Funds, legal counsel to the Independent Trustees requested certain information from SBH. In response to these requests, the Board received reports from SBH that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel memoranda regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, the Board met with representatives of SBH and discussed the services of the firm provided pursuant to the Advisory Agreement, as well as the information provided by SBH.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2019 (Unaudited)

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement.

In approving SBH as the Funds’ investment adviser and the fees to be charged under the Advisory Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Micro Cap, Small Cap Value Dividend, Small Cap Growth, Mid Cap Value Dividend, Fundamental International Small Cap, Global Large Cap, Workplace Equality, Short Term Plus, Plus Bond, Quality High Yield, Municipal Opportunities, and Colorado Tax Free Funds under the Advisory Agreement. The Board reviewed, among other items, certain background materials supplied by SBH, including its Form ADV.

The Board reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board also reviewed accompanying compliance-related materials with respect to the Trust, and not a particular Fund, and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year.

Investment Advisory Fee Rate

The Board considered certain information provided and reviewed at this and prior meetings regarding the contractual investment advisory fee rate to be paid by each Fund, including comparisons against the fee rates of funds in peer groups selected by an independent provider of investment company data. The Board noted that the contractual investment advisory fee rates for each Fund were below or near their respective peer group medians.

The Board noted that the Micro Cap Fund’s management fee of 0.80% was in the second quartile with respect to its peer funds category.

With respect to each class of the Small Cap Value Dividend Fund, the Fund’s management fee of 0.80% was equal to their respective peer fund category medians.

With respect to each class of the Small Cap Growth Fund, the Fund’s management fee of 0.65% was in the first quartile of their respective peer fund categories.

With respect to each class of the Mid Cap Value Dividend Fund, the Fund’s management fee of 0.65% was in the second quartile of their respective peer fund categories.

The Board noted that the Fundamental International Fund’s management fee of 1.00% was in the second quartile each class of the Fund’s respective peer fund categories.

With respect to each class of the Global Large Cap Fund, the Fund’s management fee of 0.65% was in the second quartile of their respective peer fund categories.

The Workplace Equality Fund’s management fee of 0.65% was in the third quartile of the retail class of the Fund’s peer funds category and in the fourth quartile of the institutional class of the Fund’s peer funds category.

The Board noted that the Short Term Plus Fund’s management fee of 0.25% was in the first quartile of each class of the Fund’s respective peer funds categories.

With respect to the Plus Bond Fund, the Board noted that the Fund’s management fee of 0.35% was in the third quartile with respect to each class of the Fund’s respective peer funds categories.

The Board noted that the Quality High Yield Fund’s management fee of 0.45% was in the first quartile of each class of the Fund’s respective peer funds categories.

The Board noted that the Municipal Opportunities Fund’s management fee of 0.40% was in the second quartile of each class of the Fund’s respective peer funds categories.

Annual Report | December 31, 2019 |	187

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2019 (Unaudited)

With respect to the Colorado Tax Free Fund, the Board noted that the Fund’s management fee of 0.40% was in the second quartile of each class of the Fund’s respective peer funds categories.

Expense Ratios

With respect to the Micro Cap Fund, the Board noted that the Fund’s total net expense ratio of 1.05% was in the first quartile with respect to its peer funds category.

The Small Cap Value Dividend Fund’s total net expense ratios of 0.99% for the Fund’s institutional class and 1.14% for the Fund’s retail class were each in the second quartile of their respective peer funds categories.

The Small Cap Growth Fund’s total net expense ratios of 0.99% for the Fund’s institutional class and 1.14% for the Fund’s retail class were in the first and second quartiles, respectively, of their peer funds categories.

With respect to the Mid Cap Value Dividend Fund, the Fund’s total net expense ratios of 0.84% for the Fund’s institutional class and 0.99% for the Fund’s retail class were in the second and first quartiles, respectively, of their peer funds categories.

The Fundamental International Small Cap Fund’s total net expense ratios of 1.25% for the Fund’s retail class and 1.10% for the Fund’s institutional class were in the first and second quartiles, respectively of their peer funds categories.

With respect to the Global Large Cap Fund, the Board noted that the Fund’s total net expense ratios of 0.89% for the Fund’s retail class and 0.74% for the Fund’s institutional class were in the first quartile of their respective peer funds categories.

For the Workplace Equality Fund, the Board noted that the Fund’s total net expense ratios of 0.89% for the Fund’s retail class and 0.74% for the Fund’s institutional class were in the first and second quartiles, respectively, of their peer funds categories.

The Board noted that the Short Term Plus Fund’s total net expense ratios of 0.49% for the Fund’s retail class and 0.40% for the Fund’s institutional class were in the first quartile of their respective peer funds categories.

With respect to the Plus Bond Fund, the Board noted that the Fund’s total net expense ratios of 0.55% for the Fund’s retail class and 0.40% for the Fund’s institutional class were both in the first quartile of their respective peer funds categories.

The Board noted that the Quality High Yield Fund’s total net expense ratios of 0.85% for the Fund’s retail class and 0.69% for the Fund’s institutional class were each in the third quartile of their respective peer funds categories.

The Board noted that the Municipal Opportunities Fund’s total net expense ratios of 0.65% for the Fund’s retail class and 0.50% for the Fund’s institutional class were both in the second quartile of their respective peer fund categories.

With respect to the Colorado Tax Free Fund, the Board noted that the Fund’s total net expense ratio of 0.65% for the Fund’s retail class and 0.50% for the Fund’s institutional class were in the second and first quartiles, respectively, of their peer funds categories.

The Board also took into account the observation that with the exception of the Colorado Tax Free Fund, the Funds were in either the third or fourth quartile for fund size in their respective peer funds categories.

Investment Performance

The Board reviewed performance information provided in connection with the October Meeting for each Fund for the six-month, one-, three-, five- and ten-year (as applicable) date periods ended June 30, 2019. Where applicable, the review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data.

The Board noted that with respect to the Micro Cap Fund, the Fund’s average annual performance over the one- and three year periods was in the third quartile of its peer funds category and in the second quartile with respect to its peer funds category over the five- and ten-year periods.

With respect to the Small Cap Value Dividend Fund, the Board noted that the institutional class and the retail class of the Funds’ average annual performance for the one-year period were in the second and third quartiles of their respective peer funds categories, each class of the Fund’s three-year average annual performance was in the fourth quartile with respect to its peer funds category, and for the five- and ten-year periods, each class of the Fund’s average annual performance were in the third quartile of their respective peer funds categories.

With respect to the Small Cap Growth Fund, the Board noted that each class of the Fund’s average annual performance was in the second quartile of their respective peer funds categories over the one- and three-year periods and in the third quartile of their respective peer funds categories over the five-year period.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2019 (Unaudited)

The Board noted that the average annual performance of each class of the Mid Cap Value Dividend Fund was in the second and fourth quartiles of their respective peer funds categories over the one-and three-year periods, respectively. The Board also noted that the average annual performance for the Fund’s retail class fell within the second and fourth quartiles over the five- and ten-year periods with respect to its peer fund categories.

The Board noted that the average annual performance of each class of the Fundamental International Small Cap Fund was in the first and second quartiles of their respective peer funds categories over the one- and three-year periods. The Board also noted that the average annual performance of the Fund’s retail class fell within the fourth quartile over the five- and ten-year periods with respect to its peer fund categories

With respect to the Global Large Cap Fund, the Board noted that the average annual performance for each class of the Fund was in the first quartile of their peer funds categories over the one- and five-year periods and in the second quartile of their respective peer funds categories over the three-year period.

With respect to the Workplace Equality Fund, the Board noted that due to the relatively short period since the implementation of the Fund’s strategy in May 2019, only six-month performance information was available for the Fund, but that over the six-month period, the average annual performance for each class of the Fund was in the first quartile of their respective peer funds categories.

The Board noted that due to the relatively short period since the Short Term Plus Fund’s inception in December 2019, only six-month performance information was available for the Fund, but that over the six-month period, the average annual performance for each class of the Fund was in the fourth quartile of their respective peer funds categories.

The Board noted that the average annual performance of each class of the Plus Bond Fund was in the third quartile of their peer funds categories over the one- and three-year periods, and in the first quartile with respect to the five-year period. The Board also noted that the average annual performance for the retail and institutional classes of the Fund were in the third and fourth quartiles, respectively, of their peer funds categories over the ten-year period.

With respect to the Quality Yield Fund, the Board noted that the average annual performance of each class of the Fund was in the second quartile of their respective peer fund categories over the one- and ten-year periods, in the fourth quartile of their respective peer funds categories over the three-year period and in the first quartile of their respective peer funds categories over the five year period.

With respect to the Municipal Opportunities Fund, the Board noted that the average annual performance of each class of the Fund was in the third quartile of their respective peer fund categories.

The Board noted that the average annual performance of the Colorado Tax Free Fund’s retail class was in the third, first, second and third quartiles with respect to its peer funds category over the one-, three-, five-, and ten-year periods. The Board also noted that the average annual performance of the Colorado Tax Free Fund’s institutional class was in the second quartile of its peer funds category over the one- and three-year periods.

The Board also considered each of SBH’s performance and reputation generally and their investment techniques, risk management controls and decision-making processes.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those employed or to be employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by SBH for its strategies.

The Board also noted the limitations of these comparisons given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates to be payable by the Funds in question.

Adviser Profitability

The Board received a detailed projected profitability analysis prepared by SBH based on the fees payable under the Advisory Agreement. The Board was also provided with SBH’s audited financial information as well as information regarding SBH’s other revenue streams and potential liabilities. The Board also considered SBH’s statements regarding its commitment to the Funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to each Fund would be being passed along to the shareholders.

Annual Report | December 31, 2019 |	189

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2019 (Unaudited)

Other Benefits

The Board also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Fund, including soft dollar arrangements and publicity related to the Funds.

Taking into account the information considered by the Board at its meetings, the Board, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services to be rendered by SBH under the Advisory Agreement were adequate;

●

Except for the Workplace Equality Fund and the Plus Bond Fund, each Fund’s management fee rates were either below their respective peer group category averages, and that while the Workplace Equality Funds and the Plus Bond Funds’ management fees were above, but within a reasonable range of, their respective peer fund averages;

●

Except for the Quality High Yield Fund the annual net expense ratios for all Funds were below their respective peer fund category averages, and that the Quality High Yield Fund’s annual net expense ratios were above, but within a reasonable range of their respectable peer fund categories;

●

With respect to the Workplace Equality and Short Term Plus Funds for which only six-month performance was available, each class of the Workplace Equality Fund was in the first quartile of their respective peer group categories, and each class of the Short Term Plus Fund was in the fourth quartile of their respective peer group categories;

●

With respect to the Funds’ average annual performance for the one-year period, as applicable, each class of the Fundamental International Small Cap and Global Large Cap Funds was in the first quartile of their respective peer funds categories; the institutional classes of the Small Cap Value Dividend and Colorado Tax Free Funds and each class of the Small Cap Growth, Mid Cap Value Dividend and Quality High Yield Funds were in the second quartile of their respective peer funds categories; the Micro Cap Fund, the retail classes of the Small Cap Value Dividend and Colorado Tax Free Funds, and each class of the Plus Bond and Municipal Opportunities Funds were in the third quartiles of their respective peer funds categories;

●

With respect to the Funds’ average annual performance for three-year period, as applicable, the retail class of the Colorado Tax Free Fund was in the first quartile with respect to its peer funds category; the institutional class of the Colorado Tax Free Fund and each class of the Small Cap Growth, Fundamental International Small Cap, and Global Large Cap Funds were in the second quartile of their respective peer funds categories; the Micro Cap Fund and each class of the Plus Bond Fund were in the third quartile of their respective peer funds categories; and each class of the Small Cap Value Dividend, Mid Cap Value Dividend and Quality High Yield Funds were in the fourth quartile of their respective peer funds categories;

●

With respect to the Funds’ average annual performance for the five-year period, as applicable, each class of the Global Large Cap, Plus Bond and Quality High Yield Funds were in the first quartile of their respective peer funds categories; the Micro Cap Fund and the retail classes of the Mid Cap Value and Colorado Tax Free Funds were in the second quartile of their respective peer funds categories; each class of the Small Cap Growth and Small Cap Value Dividend Funds were in the third quartile of their respective peer funds categories; and the retail class of the Fundamental International Small Cap Fund was in the fourth quartile with respect to its peer funds category;

●

With respect to the Funds’ average annual performance for the ten-year period, as applicable, the Micro Cap Fund and each class of the Quality High Yield Fund were in the second quartile of their respective peer funds categories; each class of the Small Cap Value Dividend Fund and the retail classes of the Plus Bond and Colorado Tax Free Funds were in the third quartile of their respective peer funds categories; the institutional class of the Plus Bond Fund and the retail classes of the Mid Cap Value Dividend and Fundamental International Small Cap Funds were in the fourth quartile of their respective peer funds categories;

●

Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to those of certain of the Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by each Fund;

●	The projected profit, if any, expected to be realized by SBH in connection with its management of the Funds would not be unreasonable; and

●	To the extent available, the Funds could be expected to share in economies of scale to be realized by SBH.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Board, including all of the Independent Trustees in person at the Meeting, concluded that the advisory fee rates anticipated to be payable to SBH by each Fund were fair and reasonable in light of the nature of the services and expenses involved.

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Segall Bryant & Hamill Trustees and Officers:

Mary K. Anstine, Chairman

Thomas J. Abood, Trustee

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

Philip L. Hildebrandt, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Jennifer L. Leamer, Asst. Treasurer

Derek W. Smith, Secretary

Maggie Bull, Asst. Secretary

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL FUNDS, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 225 Pictoria Drive, Suite 450 | Cincinnati, Ohio 45246
Individual Investors: (800) 392-2673 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

A description of the policies and procedures that Segall Bryant & Hamill Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 392-2673; (ii) on the Funds’ website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Part F to Form N-PORT within 60 days after each fiscal quarter-end. Copies of the Segall Bryant & Hamill Funds Part F to Form N-PORT are available without a charge, upon request, by contacting Segall Bryant & Hamill Funds toll-free at (800) 392-2673 and on the SEC’s website at www.sec.gov.

This report has been prepared for Segall Bryant & Hamill Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Funds distributed by Ultimus Fund Distributors, LLC

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third part.
(b)	Not applicable.
(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.
(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.
(e)	Not applicable.
(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has a least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended December 31, 2019 and December 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $282,400 and $229,350, respectively.
(b)	Audit-Related Fees: For the registrant’s fiscal years ended December 31, 2019 and December 31, 2018, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees: For the registrant’s fiscal years ended December 31, 2019 and December 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $62,605 and $54,315, respectively. The fiscal year tax fees were for review of each Fund’s federal and excise tax returns and year-end distributions.
(d)	All Other Fees: For the registrant’s fiscal years ended December 31, 2019 and December 31, 2018, no fees were billed by the principal accountant for products and services other than the services reported in paragraph (a) through (c) of this Item.
(e)	(1) The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and no-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.
(e)	(2) No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	Aggregate non-audit fees of $62,605 and $54,315 were billed by the registrant’s principal accountant for services rendered to the registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2019 and December 31, 2018, respectively. All such services were rendered to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) of 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270-30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) The certifications required Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEGALL BRYANT & HAMILL TRUST

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer
Date	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer

Date	March 9, 2020

By (Signature and Title)*		/s/ Jasper R. Frontz
Jasper R. Frontz, Treasurer/Principal Financial Officer

Date	March 9, 2020

*	Print the name and title of each signing officer under his or her signature.